UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota			55474
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center One Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

March 31, 2010

Columbia Asset Allocation Fund II

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Managers' Report	6

Financial Statements	8

Report of Independent Registered Public Accounting Firm	38

Federal Income Tax Information	39

Fund Governance	40

Board Consideration and Re-Approval of Previous Investment Advisory Agreement	44

Board Consideration and Approval of New Investment Advisory Agreement	47

Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)	54

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	60

Proxy Voting Results	62

Important Information About This Report	65

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Asset Allocation Fund II

Summary

■  For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 35.54% without sales charge.

■  The fund's equity portfolio performed in line with its benchmark, the Russell 1000 Index1, which returned 51.60%. The fund's fixed-income portfolio beat its benchmark, the Barclays Capital Aggregate Bond Index2, which returned 7.69%. The average return for funds in the peer group, the Lipper Mixed-Asset Target Allocation Growth Classification3, was 40.02%.

■  Stock selection drove positive performance on the equity side of the fund, while sector allocations aided fixed-income results. We believe some untimely sales and a focus on higher-quality stocks hindered performance versus the peer group.

Portfolio Management

Anwiti Bahuguna, PhD, has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 2002.

Colin Moore has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 2006.

Marie M. Schofield has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 1990.

Effective May 1, 2010, David Joy will also co-manage the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

The recent growth in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

1The Russell 1000 Index tracks the performance of 1000 of the largest U.S. companies, based on market capitalization.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+35.54%

Class A shares (without sales charge)

+51.60%

Russell 1000 Index

+7.69%

Barclays Capital Aggregate Bond Index

1

Economic Update – Columbia Asset Allocation Fund II

Summary

For the 12-month period that ended March 31, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Barclays Aggregate Index	BofA ML Index

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of a slowdown in inventory reduction and federal government stimulus spending. Hopes for a sustained recovery now depend on a variety of factors, including continued improvement in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of stabilizing, but stopped short of meaningful improvement during the period. Home sales moved higher in 2009 as new homebuyers took advantage of a federal tax credit. However, as the tax credit was set to expire in November 2009, sales slipped—and did not revive even though the tax credit was expanded and extended through April 2010. Housing prices remained relatively flat over the past year, but that was progress compared to 2008. The average home price fell sharply in 2008; and since then distressed properties, which account for approximately 40% of all housing sales, have held prices down because they are heavily discounted.

In the beleaguered labor market, there was some good news. While businesses continued to shed jobs through most of 2009, raising the unemployment rate at the end of the period,* job data turned positive in March 2010, buoyed by a swell of temporary workers hired to conduct the national once-in-a-decade census. Consumer spending also trended higher in the second half of the period. In fact, March year-over-year sales made a significant jump upward. Despite these improvements, consumer confidence, as measured monthly by The Conference Board, an independent research organization, failed to gain much ground during the year. Consumers surveyed continue to cite uncertain business conditions and still-weak labor prospects for their concerns.

On the business side of the economy, manufacturing activity gained momentum. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—rose above 50 in July 2009 then rose for eight consecutive months to remain well above 50 for the remainder of the period. (An index value of 50+ indicates a growing economy.) Industrial production moved higher for eleven out of the past 12 months, and durable goods orders took off, with a big jump upward in January. Manufacturing capacity utilization inched upward to 72.7%.

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued with little interruption through the end of the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks outperformed large- and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective

*Source: U.S. Bureau of Labor Statistics

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2

Economic Update (continued) – Columbia Asset Allocation Fund II

Russell indices.2 Outside the United States, stock market returns were slightly stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 81.08% (net of dividends, in U.S. dollars) for the 12-month period, after giving back some gains in the first quarter of 2010.

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 7.69%. Municipal bonds gained more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.69%. The high-yield bond market was even stronger than the broad stock market during the period. For the 12 months covered by this report, the BofA Merrill Lynch U.S. High Yield Cash Pay Index7 returned 55.67%.

The yield on the 10-year U.S. Treasury, a common bellwether for the bond market, rose from 2.7% to 3.8% during the 12-month period. Yet despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

Past performance is no guarantee of future results.

2The Russell 1000 Index tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

7The BofA Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.35
Class B	2.10
Class C	2.10
Class Z	1.10

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	11,061	10,423
Class B	10,247	10,247
Class C	10,251	10,251
Class Z	11,319	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	01/18/94		07/15/98		11/11/96		05/21/99
Sales charge	without	with	without	with	without	with	without
1-year	35.54	27.77	34.52	29.52	34.63	33.63	35.90
5-year	2.31	1.11	1.56	1.18	1.57	1.57	2.55
10-year	1.01	0.42	0.24	0.24	0.25	0.25	1.25

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Asset Allocation Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.40	1,018.95	6.23	6.04	1.20
Class B	1,000.00	1,000.00	1,078.10	1,015.21	10.10	9.80	1.95
Class C	1,000.00	1,000.00	1,078.10	1,015.21	10.10	9.80	1.95
Class Z	1,000.00	1,000.00	1,083.40	1,020.19	4.93	4.78	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	21.14
Class B	20.96
Class C	20.95
Class Z	21.09

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.42
Class B	0.28
Class C	0.28
Class Z	0.47

For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 35.54% without sales charge. Over the same period, the fund's benchmarks, the Russell 1000 Index and the Barclays Capital Aggregate Bond Index, returned 51.60% and 7.69%, respectively. The fund invested 60% of its assets in stocks, which performed in line with the Russell index, with the balance in fixed-income assets that nicely outpaced the Barclays benchmark. The fund outperformed a blended benchmark divided 60/40 between its two benchmarks, which gained 32.65%. The average return of the fund's peer group, the Lipper Mixed Asset Target Allocation Growth Classification, was 40.02%. We believe some untimely sales and a focus on higher-quality stocks issued by companies with strong balance sheets hindered results versus the peer group.

Stocks rebounded on improving economic news

Stocks rallied sharply, buoyed by signs that the economy was healing and the financial crisis was easing. All 10 equity sectors in the Russell index produced positive returns, with the biggest gains coming from low-quality stocks in sectors that were the weakest performers in the 2008 downturn. Financials climbed 79% as the threat of a financial system collapse subsided. Standouts in the fund included Wells Fargo, one of the largest banks in the United States; JPMorgan Chase, a diversified financial services company, and insurer Genworth Financial (0.6%, 0.8%, and 0.2% of net assets, respectively). Sectors leveraged to an economic recovery, including information technology, materials, and industrials, also led the market's charge. Overweights in several of the period's strongest performers aided relative returns. These included well-known tech companies such as Apple and Microsoft, specialty chemicals company Ashland and R.R. Donnelley & Sons, a full-service printing company (1.2%, 1.4%, 0.3% and 0.3% of net assets, respectively).

The fund lost some ground within the consumer discretionary sector because it did not own lower-quality companies with heavy debt levels, which were among the sector's best performers. The premature sale of some lagging stocks further hindered results. Chipotle Mexican Grill, the fast food restaurant chain; Big Lots, a closeout retailer, and Carnival, the world's largest cruise operator, all scored big gains after we sold them. In industrials, the untimely sale of express delivery company FedEx further hurt performance.

Lower-quality led fixed-income rally

As the global financial crisis eased and interest rates stayed near historical lows, investors became more willing to take on added risk, shifting toward higher-yielding, lower-quality assets. The fund benefited from an underweight in Treasuries, the highest-quality and weakest-performing sector, and an increased stake in corporate bonds, which outperformed Treasuries by a wide margin. Within the corporate sector, our exposure to financial bonds was particularly helpful. Investments in certain sectors that had been very weak performers in 2008 further aided results. Standouts included commercial mortgage-backed securities (CMBS), which are bonds backed by mortgages on commercial real estate, such as shopping malls and office buildings. CMBS rallied nicely, benefiting, in part, from their inclusion in the U.S. government stimulus

6

Portfolio Managers' Report (continued) – Columbia Asset Allocation Fund II programs. The fund also benefited from a small stake in collateralized mortgage obligations (CMOs), high-quality structured mortgage products that did quite well.

Opportunity ahead

The past 12 months were challenging for investors seeking higher-quality stocks selling at attractive valuations. Going forward, we believe the fund is well positioned for a shift in focus toward individual stock characteristics rather than macroeconomic factors. On the fixed-income side, we're optimistic that bonds will benefit as the Federal Reserve's concern for sustained economic growth helps keep inflation in check. Among the areas that interest us most are shorter-maturity CMBS, whose yields relative to Treasuries are above historical averages, and certain areas of the investment-grade corporate bond market that remain in strong demand. Conversely, we expect to keep an underweight in Treasuries, with reduced allocations to mortgage-backed securities, CMOs and government agency debt.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this portfolio may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Top 10 equity holdings

as of 03/31/10 (%)

Microsoft	1.4
Exxon Mobil	1.4
Apple	1.2
General Electric	1.2
International Business Machines	1.2
Hewlett-Packard	1.1
Chevron	1.0
Intel	1.0
Procter & Gamble	1.0
Johnson & Johnson	0.9

Top 5 equity sectors

as of 03/31/10 (%)

Information Technology	11.2
Financials	9.3
Health Care	7.3
Industrials	6.5
Consumer Discretionary	6.5

Portfolio structure

as of 03/31/10 (%)

Common Stocks	59.9
Corporate Fixed-Income Bonds & Notes	11.0
Government & Agency Obligations	10.8
Mortgage-Backed Securities	10.0
Commercial Mortgage-Backed Securities	5.0
Collateralized Mortgage Obligations	2.0
Asset-Backed Securities	1.0
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	(1.0)

This fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Asset Allocation Fund II

March 31, 2010

Common Stocks – 59.9%
	Shares	Value ($)
Consumer Discretionary – 6.5%
Automobiles – 0.2%
Ford Motor Co. (a)	16,000	201,120
Automobiles Total		201,120
Diversified Consumer Services – 0.0%
H&R Block, Inc.	1,800	32,040
Diversified Consumer Services Total		32,040
Hotels, Restaurants & Leisure – 0.5%
McDonald's Corp.	5,700	380,304
Starbucks Corp. (a)	4,400	106,788
Hotels, Restaurants & Leisure Total		487,092
Household Durables – 0.6%
Garmin Ltd.	8,700	334,776
Leggett & Platt, Inc.	5,200	112,528
Stanley Black & Decker, Inc.	2,700	155,007
Whirlpool Corp.	400	34,900
Household Durables Total		637,211
Internet & Catalog Retail – 0.3%
Amazon.com, Inc. (a)	1,400	190,022
NetFlix, Inc. (a)	200	14,748
Priceline.com, Inc. (a)	400	102,000
Internet & Catalog Retail Total		306,770
Leisure Equipment & Products – 0.2%
Mattel, Inc.	6,400	145,536
Leisure Equipment & Products Total		145,536
Media – 2.0%
CBS Corp., Class B	3,300	46,002
Comcast Corp., Class A	21,300	400,866
DIRECTV, Class A (a)	9,300	314,433
DISH Network Corp., Class A	3,600	74,952
Liberty Global, Inc., Class A (a)	600	17,496
News Corp., Class A	10,500	151,305
Time Warner, Inc.	15,200	475,304
Viacom, Inc., Class B (a)	2,900	99,702
Walt Disney Co.	10,600	370,046
Media Total		1,950,106
Multiline Retail – 1.0%
Dollar General Corp. (a)	9,500	239,875
Kohl's Corp. (a)	1,600	87,648
Macy's, Inc.	2,200	47,894
Nordstrom, Inc.	6,000	245,100
Sears Holdings Corp. (a)	300	32,529
Target Corp.	7,200	378,720
Multiline Retail Total		1,031,766

	Shares	Value ($)
Specialty Retail – 1.5%
Bed Bath & Beyond, Inc. (a)	600	26,256
Chico's FAS, Inc.	4,100	59,122
Gap, Inc.	15,900	367,449
Guess?, Inc.	700	32,886
Home Depot, Inc.	11,000	355,850
Limited Brands, Inc.	1,400	34,468
Ross Stores, Inc.	3,400	181,798
Sherwin-Williams Co.	200	13,536
Tiffany & Co.	700	33,243
TJX Companies, Inc.	8,000	340,160
Specialty Retail Total		1,444,768
Textiles, Apparel & Luxury Goods – 0.2%
Coach, Inc.	1,600	63,232
NIKE, Inc., Class B	900	66,150
Polo Ralph Lauren Corp.	300	25,512
V.F. Corp.	400	32,060
Textiles, Apparel & Luxury Goods Total		186,954
Consumer Discretionary Total		6,423,363
Consumer Staples – 6.4%
Beverages – 1.1%
Brown-Forman Corp., Class B	1,600	95,120
Coca-Cola Co.	8,500	467,500
PepsiCo, Inc.	7,500	496,200
Beverages Total		1,058,820
Food & Staples Retailing – 0.7%
Sysco Corp.	3,000	88,500
Wal-Mart Stores, Inc.	9,000	500,400
Walgreen Co.	3,900	144,651
Food & Staples Retailing Total		733,551
Food Products – 1.3%
Campbell Soup Co.	300	10,605
ConAgra Foods, Inc.	1,900	47,633
Del Monte Foods Co.	9,500	138,700
General Mills, Inc.	3,800	269,002
H.J. Heinz Co.	1,900	86,659
Hershey Co.	3,900	166,959
Kellogg Co.	1,100	58,773
Kraft Foods, Inc., Class A	3,900	117,936
Sara Lee Corp.	27,700	385,861
Food Products Total		1,282,128
Household Products – 1.3%
Colgate-Palmolive Co.	2,800	238,728
Kimberly-Clark Corp.	2,200	138,336
Procter & Gamble Co.	15,000	949,050
Household Products Total		1,326,114

See Accompanying Notes to Financial Statements.

8

Columbia Asset Allocation Fund II

March 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Personal Products – 0.6%
Estée Lauder Companies, Inc., Class A	5,700	369,759
Herbalife Ltd.	3,800	175,256
Personal Products Total		545,015
Tobacco – 1.4%
Altria Group, Inc.	12,400	254,448
Lorillard, Inc.	4,400	331,056
Philip Morris International, Inc.	14,400	751,104
Reynolds American, Inc.	900	48,582
Tobacco Total		1,385,190
Consumer Staples Total		6,330,818
Energy – 6.4%
Energy Equipment & Services – 0.6%
National Oilwell Varco, Inc.	2,100	85,218
Oil States International, Inc. (a)	1,700	77,078
Rowan Companies, Inc. (a)	9,100	264,901
Schlumberger Ltd.	1,800	114,228
Energy Equipment & Services Total		541,425
Oil, Gas & Consumable Fuels – 5.8%
Alpha Natural Resources, Inc. (a)	5,400	269,406
Anadarko Petroleum Corp.	2,600	189,358
Apache Corp.	5,500	558,250
Arch Coal, Inc.	900	20,565
Chevron Corp.	13,100	993,373
ConocoPhillips	10,600	542,402
CONSOL Energy, Inc.	900	38,394
Devon Energy Corp.	300	19,329
EOG Resources, Inc.	2,100	195,174
Exxon Mobil Corp.	21,000	1,406,580
Hess Corp.	500	31,275
Marathon Oil Corp.	3,600	113,904
Massey Energy Co.	1,400	73,206
Murphy Oil Corp.	1,000	56,190
Peabody Energy Corp.	7,600	347,320
Pioneer Natural Resources Co.	500	28,160
Tesoro Corp.	600	8,340
Valero Energy Corp.	10,400	204,880
Whiting Petroleum Corp. (a)	1,800	145,512
XTO Energy, Inc.	11,600	547,288
Oil, Gas & Consumable Fuels Total		5,788,906
Energy Total		6,330,331
Financials – 9.3%
Capital Markets – 1.5%
Ameriprise Financial, Inc.	3,100	140,616
Bank of New York Mellon Corp.	400	12,352

	Shares	Value ($)
Federated Investors, Inc., Class B	500	13,190
Franklin Resources, Inc.	2,300	255,070
Goldman Sachs Group, Inc.	3,100	528,953
Jefferies Group, Inc.	100	2,367
Morgan Stanley	6,100	178,669
Raymond James Financial, Inc.	3,800	101,612
T. Rowe Price Group, Inc.	5,100	280,143
Capital Markets Total		1,512,972
Commercial Banks – 1.4%
BB&T Corp.	300	9,717
Comerica, Inc.	800	30,432
Fifth Third Bancorp.	10,700	145,413
Fulton Financial Corp.	12,400	126,356
PNC Financial Services Group, Inc.	4,200	250,740
U.S. Bancorp	7,000	181,160
Wells Fargo & Co.	20,300	631,736
Commercial Banks Total		1,375,554
Consumer Finance – 1.2%
American Express Co.	5,400	222,804
AmeriCredit Corp. (a)	5,600	133,056
Capital One Financial Corp.	2,300	95,243
Discover Financial Services	24,500	365,050
SLM Corp. (a)	30,900	386,868
Consumer Finance Total		1,203,021
Diversified Financial Services – 1.3%
Citigroup, Inc. (a)	121,100	490,455
JPMorgan Chase & Co.	17,400	778,650
Diversified Financial Services Total		1,269,105
Insurance – 1.9%
AFLAC, Inc.	2,400	130,296
Allied World Assurance Holdings Ltd.	9,100	408,135
Allstate Corp.	6,100	197,091
Aspen Insurance Holdings Ltd.	400	11,536
Genworth Financial, Inc., Class A (a)	11,300	207,242
Hartford Financial Services Group, Inc.	2,000	56,840
Loews Corp.	2,400	89,472
MetLife, Inc.	3,000	130,020
Prudential Financial, Inc.	5,000	302,500
Reinsurance Group of America, Inc.	3,200	168,064
Transatlantic Holdings, Inc.	500	26,400
Travelers Companies, Inc.	2,600	140,244
Unum Group	1,900	47,063
Insurance Total		1,914,903

See Accompanying Notes to Financial Statements.

9

Columbia Asset Allocation Fund II

March 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 1.7%
Annaly Capital Management, Inc.	8,400	144,312
Brandywine Realty Trust	6,400	78,144
Chimera Investment Corp.	15,900	61,851
Equity Residential	600	23,490
Hospitality Properties Trust	12,400	296,980
Host Hotels & Resorts, Inc.	200	2,930
HRPT Properties Trust	59,400	462,132
Macerich Co.	506	19,385
Public Storage	500	45,995
Simon Property Group, Inc.	3,900	327,210
SL Green Realty Corp.	400	22,908
Ventas, Inc.	3,800	180,424
Real Estate Investment Trusts (REITs) Total		1,665,761
Thrifts & Mortgage Finance – 0.3%
Hudson City Bancorp, Inc.	22,600	320,016
Thrifts & Mortgage Finance Total		320,016
Financials Total		9,261,332
Health Care – 7.3%
Biotechnology – 0.6%
Amgen, Inc. (a)	7,100	424,296
Biogen Idec, Inc. (a)	400	22,944
Gilead Sciences, Inc. (a)	3,900	177,372
Biotechnology Total		624,612
Health Care Equipment & Supplies – 0.8%
Baxter International, Inc.	400	23,280
CareFusion Corp. (a)	1,500	39,645
Hospira, Inc. (a)	3,400	192,610
Kinetic Concepts, Inc. (a)	3,700	176,897
Medtronic, Inc.	5,900	265,677
Stryker Corp.	1,100	62,942
Zimmer Holdings, Inc. (a)	1,100	65,120
Health Care Equipment & Supplies Total		826,171
Health Care Providers & Services – 2.9%
Aetna, Inc.	400	14,044
AmerisourceBergen Corp.	11,900	344,148
Cardinal Health, Inc.	14,400	518,832
Community Health Systems, Inc. (a)	100	3,693
Humana, Inc. (a)	5,600	261,912
Lincare Holdings, Inc. (a)	7,300	327,624
McKesson Corp.	2,500	164,300
Medco Health Solutions, Inc. (a)	8,500	548,760
Quest Diagnostics, Inc.	600	34,974

	Shares	Value ($)
Tenet Healthcare Corp. (a)	200	1,144
UnitedHealth Group, Inc. (a)	11,100	362,637
Universal Health Services, Inc., Class B	400	14,036
WellPoint, Inc. (a)	4,500	289,710
Health Care Providers & Services Total		2,885,814
Life Sciences Tools & Services – 0.1%
Thermo Fisher Scientific, Inc. (a)	2,300	118,312
Life Sciences Tools & Services Total		118,312
Pharmaceuticals – 2.9%
Abbott Laboratories	9,800	516,264
Bristol-Myers Squibb Co.	8,800	234,960
Eli Lilly & Co.	7,300	264,406
Forest Laboratories, Inc. (a)	3,300	103,488
Johnson & Johnson	13,700	893,240
Merck & Co., Inc.	9,400	351,090
Mylan, Inc. (a)	3,900	88,569
Pfizer, Inc.	23,300	399,595
Pharmaceuticals Total		2,851,612
Health Care Total		7,306,521
Industrials – 6.5%
Aerospace & Defense – 1.8%
General Dynamics Corp.	2,000	154,400
Honeywell International, Inc.	2,700	122,229
ITT Corp.	2,500	134,025
Lockheed Martin Corp.	2,400	199,728
Northrop Grumman Corp.	1,600	104,912
Raytheon Co.	9,600	548,352
United Technologies Corp.	7,500	552,075
Aerospace & Defense Total		1,815,721
Air Freight & Logistics – 0.3%
United Parcel Service, Inc., Class B	4,500	289,845
Air Freight & Logistics Total		289,845
Commercial Services & Supplies – 0.4%
R.R. Donnelley & Sons Co.	12,200	260,470
Waste Management, Inc.	4,600	158,378
Commercial Services & Supplies Total		418,848
Electrical Equipment – 0.7%
Emerson Electric Co.	12,300	619,182
Hubbell, Inc., Class B	900	45,387
Rockwell Automation, Inc.	300	16,908
Electrical Equipment Total		681,477

See Accompanying Notes to Financial Statements.

10

Columbia Asset Allocation Fund II

March 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Industrial Conglomerates – 1.9%
3M Co.	4,900	409,493
Carlisle Companies, Inc.	6,900	262,890
General Electric Co.	66,800	1,215,760
Industrial Conglomerates Total		1,888,143
Machinery – 0.8%
Caterpillar, Inc.	1,900	119,415
Danaher Corp.	1,100	87,901
Dover Corp.	4,700	219,725
Eaton Corp.	800	60,616
Illinois Tool Works, Inc.	2,700	127,872
Joy Global, Inc.	200	11,320
Parker Hannifin Corp.	2,800	181,272
Toro Co.	1,000	49,170
Machinery Total		857,291
Professional Services – 0.1%
Dun & Bradstreet Corp.	700	52,094
Professional Services Total		52,094
Road & Rail – 0.3%
Ryder System, Inc.	7,400	286,824
Road & Rail Total		286,824
Trading Companies & Distributors – 0.2%
W.W. Grainger, Inc.	1,500	162,180
Trading Companies & Distributors Total		162,180
Industrials Total		6,452,423
Information Technology – 11.2%
Communications Equipment – 0.8%
Cisco Systems, Inc. (a)	30,500	793,915
Harris Corp.	700	33,243
Communications Equipment Total		827,158
Computers & Peripherals – 4.3%
Apple, Inc. (a)	5,200	1,221,636
Dell, Inc. (a)	13,300	199,633
EMC Corp. (a)	11,600	209,264
Hewlett-Packard Co.	20,800	1,105,520
International Business Machines Corp.	9,100	1,167,075
QLogic Corp. (a)	500	10,150
SanDisk Corp. (a)	1,000	34,630
Teradata Corp. (a)	10,900	314,901
Western Digital Corp. (a)	1,100	42,889
Computers & Peripherals Total		4,305,698

	Shares	Value ($)
Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp., Class A	900	37,971
Corning, Inc.	1,900	38,399
Dolby Laboratories, Inc., Class A (a)	1,500	88,005
Vishay Intertechnology, Inc. (a)	2,700	27,621
Electronic Equipment, Instruments & Components Total		191,996
Internet Software & Services – 1.1%
eBay, Inc. (a)	14,600	393,470
Google, Inc., Class A (a)	1,300	737,113
Internet Software & Services Total		1,130,583
IT Services – 0.7%
Amdocs Ltd. (a)	1,800	54,198
Broadridge Financial Solutions, Inc.	1,200	25,656
Cognizant Technology Solutions Corp., Class A (a)	3,900	198,822
Computer Sciences Corp. (a)	800	43,592
Global Payments, Inc.	3,100	141,205
Hewitt Associates, Inc., Class A (a)	400	15,912
Lender Processing Services, Inc.	2,400	90,600
Western Union Co.	5,800	98,368
IT Services Total		668,353
Office Electronics – 0.2%
Xerox Corp.	18,600	181,350
Office Electronics Total		181,350
Semiconductors & Semiconductor Equipment – 1.6%
Intel Corp.	44,200	983,892
Micron Technology, Inc. (a)	5,200	54,028
Texas Instruments, Inc.	23,400	572,598
Semiconductors & Semiconductor Equipment Total		1,610,518
Software – 2.3%
BMC Software, Inc. (a)	900	34,200
CA, Inc.	136	3,192
Intuit, Inc. (a)	1,700	58,378
Microsoft Corp.	48,600	1,422,522
Oracle Corp.	20,800	534,352
Sybase, Inc. (a)	1,200	55,944
Symantec Corp. (a)	2,900	49,068
VMware, Inc., Class A (a)	1,600	85,280
Software Total		2,242,936
Information Technology Total		11,158,592

See Accompanying Notes to Financial Statements.

11

Columbia Asset Allocation Fund II

March 31, 2010

Common Stocks (continued)
	Shares	Value ($)
Materials – 2.4%
Chemicals – 1.7%
Ashland, Inc.	5,700	300,789
Cabot Corp.	7,500	228,000
CF Industries Holdings, Inc.	200	18,236
Eastman Chemical Co.	7,400	471,232
Lubrizol Corp.	4,000	366,880
PPG Industries, Inc.	4,500	294,300
Chemicals Total		1,679,437
Metals & Mining – 0.3%
Cliffs Natural Resources, Inc.	200	14,190
Freeport-McMoRan Copper & Gold, Inc.	3,100	258,974
Metals & Mining Total		273,164
Paper & Forest Products – 0.4%
International Paper Co.	18,100	445,441
Paper & Forest Products Total		445,441
Materials Total		2,398,042
Telecommunication Services – 1.8%
Diversified Telecommunication Services – 1.7%
AT&T, Inc.	28,800	744,192
Qwest Communications International, Inc.	57,600	300,672
Verizon Communications, Inc.	19,100	592,482
Diversified Telecommunication Services Total		1,637,346
Wireless Telecommunication Services – 0.1%
Sprint Nextel Corp. (a)	34,400	130,720
Wireless Telecommunication Services Total		130,720
Telecommunication Services Total		1,768,066
Utilities – 2.1%
Electric Utilities – 0.8%
DPL, Inc.	5,600	152,264
Edison International	4,000	136,680
Entergy Corp.	1,000	81,350
Exelon Corp.	3,400	148,954
FirstEnergy Corp.	4,200	164,178
Pinnacle West Capital Corp.	3,200	120,736
Electric Utilities Total		804,162
Gas Utilities – 0.5%
Energen Corp.	400	18,612
Questar Corp.	10,900	470,880
UGI Corp.	500	13,270
Gas Utilities Total		502,762

	Shares	Value ($)
Independent Power Producers & Energy Traders – 0.2%
AES Corp. (a)	18,600	204,600
Mirant Corp. (a)	700	7,602
Independent Power Producers & Energy Traders Total		212,202
Multi-Utilities – 0.6%
DTE Energy Co.	1,000	44,600
MDU Resources Group, Inc.	3,900	84,162
NiSource, Inc.	3,900	61,620
PG&E Corp.	600	25,452
Public Service Enterprise Group, Inc.	11,800	348,336
Multi-Utilities Total		564,170
Utilities Total		2,083,296
Total Common Stocks (cost of $44,726,514)		59,512,784
Corporate Fixed-Income Bonds & Notes – 11.0%
	Par ($)
Basic Materials – 0.4%
Chemicals – 0.1%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	85,000	92,049
Chemicals Total		92,049
Iron/Steel – 0.2%
ArcelorMittal USA, Inc.
6.500% 04/15/14	100,000	108,396
Nucor Corp.
5.850% 06/01/18	100,000	108,553
Iron/Steel Total		216,949
Metals & Mining – 0.1%
Vale Overseas Ltd.
6.250% 01/23/17	125,000	135,524
Metals & Mining Total		135,524
Basic Materials Total		444,522
Communications – 1.5%
Media – 0.5%
Comcast Cable Holdings LLC
9.875% 06/15/22	51,000	67,225
Comcast Corp.
7.050% 03/15/33	100,000	107,543
News America, Inc.
6.550% 03/15/33	125,000	126,833

See Accompanying Notes to Financial Statements.

12

Columbia Asset Allocation Fund II

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Time Warner, Inc.
6.200% 03/15/40	160,000	157,955
Viacom, Inc.
6.125% 10/05/17	60,000	64,866
Media Total		524,422
Telecommunication Services – 1.0%
America Movil SAB de CV
5.625% 11/15/17	115,000	121,484
AT&T, Inc.
4.950% 01/15/13	150,000	161,129
British Telecommunications PLC
5.150% 01/15/13	125,000	132,171
Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	130,000	142,069
New Cingular Wireless Services, Inc.
8.750% 03/01/31	62,000	80,055
Telefonica Emisiones SAU
0.580% 02/04/13 (05/04/10) (b)(c)	200,000	195,652
Vodafone Group PLC
5.750% 03/15/16	100,000	109,116
Telecommunication Services Total		941,676
Communications Total		1,466,098
Consumer Cyclical – 0.3%
Retail – 0.3%
CVS Pass-Through Trust
7.507% 01/10/32 (d)	154,676	172,003
Wal-Mart Stores, Inc.
5.800% 02/15/18	100,000	111,600
Retail Total		283,603
Consumer Cyclical Total		283,603
Consumer Non-Cyclical – 1.3%
Beverages – 0.6%
Anheuser-Busch InBev Worldwide, Inc.
2.500% 03/26/13 (d)	125,000	125,241
Bottling Group LLC
6.950% 03/15/14	150,000	173,656
Diageo Capital PLC
5.750% 10/23/17	150,000	162,524
Miller Brewing Co.
5.500% 08/15/13 (d)	120,000	128,478
Beverages Total		589,899
Food – 0.3%
Campbell Soup Co.
4.500% 02/15/19	60,000	61,051

	Par ($)	Value ($)
ConAgra Foods, Inc.
5.875% 04/15/14	115,000	126,257
Kraft Foods, Inc.
5.375% 02/10/20	125,000	127,044
Food Total		314,352
Healthcare Services – 0.2%
Roche Holdings, Inc.
6.000% 03/01/19 (d)	150,000	165,769
Healthcare Services Total		165,769
Pharmaceuticals – 0.2%
Express Scripts, Inc.
5.250% 06/15/12	80,000	85,300
Wyeth
5.500% 02/01/14	150,000	165,473
Pharmaceuticals Total		250,773
Consumer Non-Cyclical Total		1,320,793
Energy – 1.2%
Oil & Gas – 0.5%
Canadian Natural Resources Ltd.
5.700% 05/15/17	75,000	80,030
Chevron Corp.
4.950% 03/03/19	125,000	132,093
Nexen, Inc.
5.875% 03/10/35	150,000	142,624
Talisman Energy, Inc.
6.250% 02/01/38	110,000	111,932
Oil & Gas Total		466,679
Oil & Gas Services – 0.2%
Halliburton Co.
5.900% 09/15/18	75,000	82,415
Weatherford International Ltd.
5.150% 03/15/13	100,000	106,258
Oil & Gas Services Total		188,673
Pipelines – 0.5%
Enterprise Products Operating LLC
4.600% 08/01/12	70,000	73,838
Plains All American Pipeline LP/PAA Finance Corp.
6.650% 01/15/37	140,000	145,172
TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (b)(c)	185,000	176,026
Williams Partners LP
6.300% 04/15/40 (d)	100,000	99,371
Pipelines Total		494,407
Energy Total		1,149,759

See Accompanying Notes to Financial Statements.

13

Columbia Asset Allocation Fund II

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Financials – 4.5%
Banks – 2.9%
ANZ National International Ltd.
6.200% 07/19/13 (d)	100,000	110,205
Bank of New York Mellon Corp.
5.125% 08/27/13	160,000	174,609
Barclays Bank PLC
6.750% 05/22/19	175,000	193,601
Bear Stearns Cos. LLC
7.250% 02/01/18	275,000	317,784
Capital One Financial Corp.
5.500% 06/01/15	125,000	131,441
Citigroup, Inc.
6.125% 05/15/18	215,000	219,685
Commonwealth Bank of Australia
3.750% 10/15/14 (d)	190,000	192,607
Credit Suisse/New York NY
6.000% 02/15/18	100,000	105,878
Deutsche Bank AG London
4.875% 05/20/13	150,000	160,744
Goldman Sachs Group, Inc.
5.350% 01/15/16	110,000	115,877
Keycorp
6.500% 05/14/13	130,000	138,828
Merrill Lynch & Co., Inc.
6.050% 08/15/12 (e)	200,000	213,601
Morgan Stanley
6.625% 04/01/18	125,000	133,322
Rabobank Nederland NV
4.750% 01/15/20 (d)	200,000	199,785
U.S. Bank N.A.
6.300% 02/04/14	250,000	278,804
Wachovia Corp.
4.875% 02/15/14	150,000	155,395
Banks Total		2,842,166
Diversified Financial Services – 0.4%
Ameriprise Financial, Inc.
7.300% 06/28/19	100,000	115,865
General Electric Capital Corp.
5.000% 01/08/16	225,000	235,973
Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (f)(g)	150,000	35,437
Diversified Financial Services Total		387,275
Insurance – 1.0%
Chubb Corp.
5.750% 05/15/18	50,000	54,059

	Par ($)	Value ($)
CNA Financial Corp.
5.850% 12/15/14	40,000	40,702
7.350% 11/15/19	60,000	62,708
Lincoln National Corp.
8.750% 07/01/19	115,000	140,619
MetLife, Inc.
6.817% 08/15/18	150,000	166,394
Principal Life Income Funding Trusts
5.300% 04/24/13	125,000	134,182
Prudential Financial, Inc.
6.100% 06/15/17	100,000	105,757
Transatlantic Holdings, Inc.
8.000% 11/30/39	145,000	148,191
UnitedHealth Group, Inc.
5.250% 03/15/11	115,000	119,417
Insurance Total		972,029
Real Estate Investment Trusts (REITs) – 0.2%
Duke Realty LP
8.250% 08/15/19	125,000	139,411
ERP Operating LP
5.200% 04/01/13	16,000	16,607
Simon Property Group LP
6.750% 02/01/40	80,000	79,581
Real Estate Investment Trusts (REITs) Total		235,599
Financials Total		4,437,069
Industrials – 0.6%
Aerospace & Defense – 0.1%
United Technologies Corp.
5.375% 12/15/17	120,000	129,428
Aerospace & Defense Total		129,428
Miscellaneous Manufacturing – 0.3%
Ingersoll Rand Global Holding Co., Ltd.
9.500% 04/15/14	100,000	121,254
Tyco International Ltd./Tyco International Finance SA
7.000% 12/15/19	120,000	137,718
Miscellaneous Manufacturing Total		258,972
Transportation – 0.2%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	75,000	77,168
Norfolk Southern Corp.
5.750% 04/01/18	100,000	107,337
Transportation Total		184,505
Industrials Total		572,905

See Accompanying Notes to Financial Statements.

14

Columbia Asset Allocation Fund II

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Technology – 0.2%
Networking Products – 0.1%
Cisco Systems, Inc.
4.950% 02/15/19	125,000	129,992
Networking Products Total		129,992
Software – 0.1%
Oracle Corp.
6.500% 04/15/38	100,000	110,378
Software Total		110,378
Technology Total		240,370
Utilities – 1.0%
Electric – 0.8%
Commonwealth Edison Co.
5.950% 08/15/16	75,000	82,209
Consolidated Edison Co. of New York
5.850% 04/01/18	100,000	109,443
Dominion Resources, Inc.
5.200% 08/15/19	115,000	117,705
Indiana Michigan Power Co.
5.650% 12/01/15	100,000	106,653
NY State Electric & Gas Corp.
5.750% 05/01/23	18,000	17,543
Pacific Gas & Electric Co.
5.800% 03/01/37	100,000	99,226
Progress Energy, Inc.
7.750% 03/01/31	100,000	117,922
Southern California Edison Co.
5.000% 01/15/14	125,000	134,968
Electric Total		785,669
Gas – 0.2%
Atmos Energy Corp.
6.350% 06/15/17	110,000	118,298
Sempra Energy
6.500% 06/01/16	105,000	117,304
Gas Total		235,602
Utilities Total		1,021,271
Total Corporate Fixed-Income Bonds & Notes (cost of $10,525,255)		10,936,390
Government & Agency Obligations – 10.8%
Foreign Government Obligations – 0.6%
Province of Ontario
5.450% 04/27/16	225,000	247,986
Province of Quebec
4.625% 05/14/18	190,000	198,278

	Par ($)	Value ($)
United Mexican States
7.500% 04/08/33	151,000	180,068
Foreign Government Obligations Total		626,332
U.S. Government Agencies – 1.1%
Federal Home Loan Mortgage Corp.
3.125% 10/25/10 (h)	45,000	45,660
5.500% 08/23/17	460,000	513,897
Federal National Mortgage Association
2.500% 05/15/14	475,000	477,702
U.S. Government Agencies Total		1,037,259
U.S. Government Obligations – 9.1%
U.S. Treasury Bond
5.375% 02/15/31	2,351,000	2,600,794
U.S. Treasury Inflation Indexed Notes
3.000% 07/15/12	723,012	778,820
U.S. Treasury Notes
0.875% 05/31/11	635,000	637,729
1.375% 10/15/12	600,000	600,750
2.375% 10/31/14	2,660,000	2,656,467
2.375% 02/28/15	1,800,000	1,787,634
U.S. Government Obligations Total		9,062,194
Total Government & Agency Obligations (cost of $10,657,881)		10,725,785
Mortgage-Backed Securities – 10.0%
Federal Home Loan Mortgage Corp.
4.500% 12/01/39	595,081	597,109
4.500% 01/01/40	357,551	358,769
5.000% 05/01/39	242,174	250,367
5.000% 07/01/39	675,549	698,403
5.500% 01/01/21	91,864	98,924
5.500% 07/01/21	63,974	68,690
6.000% 12/01/37	822,270	883,696
6.500% 07/01/29	111,744	123,339
6.500% 10/01/37	231,300	251,831
8.000% 09/01/25	25,131	28,989
Federal National Mortgage Association
3.199% 08/01/36 (04/01/10) (b)(c)	21,957	22,794
4.000% 01/01/25	749,122	761,199
5.000% 10/01/20	226,967	241,500
5.500% 04/01/36	117,333	123,862
5.500% 11/01/36	157,014	165,750
5.500% 02/01/37	238,144	251,269
5.500% 03/01/37	555,000	585,880

See Accompanying Notes to Financial Statements.

15

Columbia Asset Allocation Fund II

March 31, 2010

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
5.500% 05/01/37	27,151	28,647
6.000% 04/01/36	122,512	130,764
6.000% 06/01/36	232,198	247,838
6.000% 10/01/36	441,760	471,517
6.000% 11/01/36	13,351	14,250
6.500% 09/01/34	8,115	8,915
6.500% 01/01/37	1,624	1,765
7.500% 10/01/11	11,434	11,970
8.500% 08/01/11	5,151	5,271
10.000% 09/01/18	36,874	41,559
TBA:
5.500% 04/01/40 (i)	475,000	500,605
6.000% 04/01/40 (i)	475,000	504,539
Government National Mortgage Association
4.500% 04/15/39	586,284	594,431
5.000% 04/15/39	1,098,092	1,143,920
5.500% 02/15/37	70,123	74,350
5.500% 09/15/39	535,886	568,125
7.500% 12/15/23	16,404	18,516
Total Mortgage-Backed Securities (cost of $9,670,659)		9,879,353
Commercial Mortgage-Backed Securities – 5.0%
Bear Stearns Commercial Mortgage Securities
5.456% 03/11/39 (04/01/10) (b)(c)	400,000	427,805
5.694% 09/11/38 (04/01/10) (b)(c)	152,000	163,594
CS First Boston Mortgage Securities Corp.
5.065% 08/15/38 (04/01/10) (b)(c)	300,000	312,431
GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	150,000	156,857
JPMorgan Chase Commercial Mortgage Securities Corp.
4.529% 01/12/37	750,000	761,858
4.659% 07/15/42	482,827	499,967
5.201% 08/12/37 (04/01/10) (b)(c)	218,547	228,071
5.440% 06/12/47	400,000	390,958
5.447% 05/15/45	180,000	181,734
5.447% 06/12/47	287,000	293,861
5.506% 12/12/44 (04/01/10) (b)(c)	315,000	332,820
LB-UBS Commercial Mortgage Trust
5.403% 02/15/40	320,000	326,481
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.300% 12/15/30 (04/01/10) (b)(c)	1,551,450	32,131
Morgan Stanley Capital I
5.325% 12/15/43	380,000	402,448

	Par ($)	Value ($)
Wachovia Bank Commercial Mortgage Trust
5.090% 07/15/42 (04/01/10) (b)(c)	470,000	491,237
Total Commercial Mortgage-Backed Securities (cost of $4,821,722)		5,002,253
Collateralized Mortgage Obligations – 2.0%
Agency – 0.7%
Federal Home Loan Mortgage Corp.
5.500% 09/15/33	180,000	192,044
Federal National Mortgage Association
5.500% 08/25/17	191,157	203,715
6.000% 04/25/17	158,625	170,711
7.000% 01/25/21	17,720	19,640
Vendee Mortgage Trust
I.O.:
0.301% 03/15/29 (04/01/10) (b)(c)	6,061,677	58,767
0.437% 03/15/28 (04/01/10) (b)(c)	4,164,132	42,992
Agency Total		687,869
Non-Agency – 1.3%
Countrywide Alternative Loan Trust
5.500% 10/25/35	826,744	685,175
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 10/25/35	673,106	576,037
Non-Agency Total		1,261,212
Total Collateralized Mortgage Obligations (cost of $2,074,062)		1,949,081
Asset-Backed Securities – 1.0%
Capital Auto Receivables Asset Trust
5.300% 05/15/14	400,000	422,205
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37 (04/01/10) (b)(c)	290,000	269,455
Harley-Davidson Motorcycle Trust
5.350% 03/15/13	248,967	255,346
Total Asset-Backed Securities (cost of $954,682)		947,006

See Accompanying Notes to Financial Statements.

16

Columbia Asset Allocation Fund II

March 31, 2010

Short-Term Obligation – 1.3%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due on 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $1,338,188 (repurchase proceeds $1,311,000)	1,311,000	1,311,000
Total Short-Term Obligation (cost of $1,311,000)		1,311,000
Total Investments – 101.0% (cost of $84,741,775) (j)		100,263,652
Other Assets & Liabilities, Net – (1.0)%		(946,195)
Net Assets – 100.0%		99,317,457

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid, amounted to $1,193,459, which represents 1.2% of net assets.

(e)  Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.050% 08/15/12	$171,612	$—	$—	$12,100	$213,601

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2010, the value of this security amounted to $35,437, which represents less than 0.1% of net assets.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of this security amounted to $35,437, which represents less than 0.1% of net assets.

(h)  A portion of these securities with a market value of $30,440 is pledged as collateral for open futures contracts.

(i)  Security purchased on a delayed delivery basis.

(j)  Cost for federal income tax purposes is $84,927,354.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$59,512,784	$—	$—	$59,512,784
Total Corporate Fixed-Income Bonds & Notes	—	10,936,390	—	10,936,390
Government & Agency Obligations
Foreign Government Obligations	—	626,332	—	626,332
U.S. Government Agencies	—	1,037,259	—	1,037,259
U.S. Government Obligations	9,062,194	—	—	9,062,194
Total Government & Agency Obligations	9,062,194	1,663,591	—	10,725,785
Total Mortgage-Backed Securities	1,005,144	8,874,209	—	9,879,353
Total Commercial Mortgage-Backed Securities	—	5,002,253	—	5,002,253
Total Collateralized Mortgage Obligations	—	1,949,081	—	1,949,081
Total Asset-Backed Securities	—	947,006	—	947,006
Total Short-Term Obligation	—	1,311,000	—	1,311,000
Total Investments	69,580,122	30,683,530	—	100,263,652
Unrealized appreciation on Futures Contracts	10,805	—	—	10,805
Total	$69,590,927	$30,683,530	$—	$100,274,457

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

17

Columbia Asset Allocation Fund II

March 31, 2010

At March 31, 2010, the Fund held the following open short futures contracts:

Risk Exposure/Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation/ Depreciation
Interest Rate Risk
10-Year U.S. Treasury Note	2	$232,500	$231,931	June 2010	$(569)
5-Year U.S. Treasury Note	10	1,148,437	1,159,811	June 2010	11,374
					$10,805

At March 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	59.9
Corporate Fixed-Income Bonds & Notes	11.0
Government & Agency Obligations	10.8
Mortgage-Backed Securities	10.0
Commercial Mortgage-Backed Securities	5.0
Collateralized Mortgage Obligations	2.0
Asset-Backed Securities	1.0
99.7
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	(1.0)
100.0

Acronym	Name
I.O.	Interest Only

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

18

Statement of Assets and Liabilities – Columbia Asset Allocation Fund II
March 31, 2010

		($)
Assets	Unaffiliated investments, at identified cost	84,540,944
	Affiliated investments, at identified cost	200,831
	Total investments, at identified cost	84,741,775
	Unaffiliated investments, at value	100,050,051
	Affiliated investments, at value	213,601
	Total investments, at value	100,263,652
	Cash	206
	Receivable for:
	Investments sold	263,734
	Fund shares sold	27,039
	Dividends	79,287
	Interest	289,681
	Foreign tax reclaims	847
	Expense reimbursement due from investment advisor	22,100
	Prepaid expenses	893
	Other assets	38,262
	Total Assets	100,985,701
Liabilities	Payable for:
	Investments purchased	321,566
	Investments purchased on a delayed delivery basis	1,010,602
	Fund shares repurchased	114,163
	Futures variation margin	3,779
	Investment advisory fee	50,298
	Administration fee	5,384
	Transfer agent fee	14,005
	Pricing and bookkeeping fees	7,488
	Trustees' fees	57,235
	Audit fee	28,647
	Custody fee	4,336
	Distribution and service fees	18,331
	Chief compliance officer expenses	178
	Other liabilities	32,232
	Total Liabilities	1,668,244
	Net Assets	99,317,457
Net Assets Consist of	Paid-in capital	101,572,721
	Undistributed net investment income	11,993
	Accumulated net realized loss	(17,799,939)
	Net unrealized appreciation (depreciation) on:
	Investments	15,521,877
	Futures contracts	10,805
	Net Assets	99,317,457
Class A	Net assets	$72,266,715
	Shares outstanding	3,418,681
	Net asset value per share	$21.14	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share (21.14/0.9425)	$22.43	(b)
Class B	Net assets	$1,970,246
	Shares outstanding	94,012
	Net asset value and offering price per share	$20.96	(a)
Class C	Net assets	$832,157
	Shares outstanding	39,726
	Net asset value and offering price per share	$20.95	(a)
Class Z	Net assets	$24,248,339
	Shares outstanding	1,149,670
	Net asset value, offering and redemption price per share	$21.09

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

19

Statement of Operations – Columbia Asset Allocation Fund II
For the Year Ended March 31, 2010

		($)
Investment Income	Dividends	1,277,702
	Interest	1,810,273
	Interest from affiliates	12,100
	Total Investment Income	3,100,075
Expenses	Investment advisory fee	555,327
	Administration fee	56,172
	Distribution and service fees—Class A	169,852
	Distribution fee:
	Class B	17,494
	Class C	5,233
	Service fee:
	Class B	5,831
	Class C	1,744
	Transfer agent fee	128,936
	Pricing and bookkeeping fees	69,984
	Trustees' fees	43,086
	Custody fee	24,108
	Chief compliance officer expenses	597
	Other expenses	197,263
	Total Expenses	1,275,627
	Fees waived by transfer agent	(7,385)
	Fees waived or expenses reimbursed by investment advisor	(177,252)
	Expense reductions	(28)
	Net Expenses	1,090,962
	Net Investment Income	2,009,113
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized loss on:
	Investments	(444,305)
	Futures contracts	(2,083)
	Net realized loss	(446,388)
	Net change in unrealized appreciation (depreciation) on:
	Investments	25,743,845
	Futures contracts	(4,937)
	Net change in unrealized appreciation (depreciation)	25,738,908
	Net Gain	25,292,520
	Net Increase Resulting from Operations	27,301,633

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets – Columbia Asset Allocation Fund II

		Year Ended March 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	2,009,113	2,421,006
	Net realized loss on investments and futures contracts	(446,388)	(14,822,598)
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	25,738,908	(20,154,983)
	Net increase (decrease) resulting from operations	27,301,633	(32,556,575)
Distributions to Shareholders	From net investment income:
	Class A	(1,488,754)	(1,799,103)
	Class B	(33,825)	(68,331)
	Class C	(10,178)	(9,851)
	Class Z	(528,747)	(558,519)
	Total distributions to shareholders	(2,061,504)	(2,435,804)
	Net Capital Stock Transactions	(4,905,562)	(13,792,725)
	Increase from regulatory settlements	1,914	—
	Total increase (decrease) in net assets	20,336,481	(48,785,104)
Net Assets	Beginning of period	78,980,976	127,766,080
	End of period	99,317,457	78,980,976
	Undistributed net investment income at end of period	11,993	61,033

See Accompanying Notes to Financial Statements.

21

Statement of Changes in Net Assets (continued) – Columbia Asset Allocation Fund II

	Capital Stock Activity
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	85,822	1,664,491	164,420	3,151,717
Distributions reinvested	71,862	1,389,350	89,853	1,667,439
Redemptions	(410,564)	(7,883,419)	(817,860)	(15,164,420)
Net decrease	(252,880)	(4,829,578)	(563,587)	(10,345,264)
Class B
Subscriptions	8,222	146,335	9,258	172,963
Distributions reinvested	1,533	28,971	3,245	60,650
Redemptions	(68,470)	(1,290,760)	(190,745)	(3,623,073)
Net decrease	(58,715)	(1,115,454)	(178,242)	(3,389,460)
Class C
Subscriptions	8,666	169,390	12,900	228,443
Distributions reinvested	381	7,219	444	7,982
Redemptions	(1,922)	(38,180)	(13,661)	(255,908)
Net increase (decrease)	7,125	138,429	(317)	(19,483)
Class Z
Subscriptions	29,914	584,656	38,365	721,957
Distributions reinvested	23,361	451,485	26,566	491,545
Redemptions	(6,797)	(135,100)	(74,377)	(1,252,020)
Net increase (decrease)	46,478	901,041	(9,446)	(38,518)

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$15.94	$22.39	$24.00		$22.22		$20.84
Income from Investment Operations:
Net investment income (b)	0.41	0.45	0.48		0.43		0.32
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency	5.21	(6.44)	(1.60)		1.78		1.37
Total from investment operations	5.62	(5.99)	(1.12)		2.21		1.69
Less Distributions to Shareholders:
From net investment income	(0.42)	(0.46)	(0.49)		(0.43)		(0.31)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$21.14	$15.94	$22.39		$24.00		$22.22
Total return (d)(e)	35.54%	(27.03)%	(4.78)%		10.06%		8.17%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.21%	1.29%	1.22%		1.22%		1.13%
Interest expense	—	—	—	%(g)	—	%(g)	—	%(g)
Net expenses (f)	1.21%	1.29%	1.22%		1.22%		1.13%
Waiver/Reimbursement	0.20%	0.09%	0.07%		0.07%		0.04%
Net investment income (f)	2.14%	2.31%	1.99%		1.89%		1.49%
Portfolio turnover rate	80%	67%	63%		55%		102%
Net assets, end of period (000s)	$72,267	$58,511	$94,827		$115,393		$119,408

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$15.81	$22.20	$23.81		$22.04		$20.67
Income from Investment Operations:
Net investment income (b)	0.27	0.29	0.30		0.26		0.14
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency	5.16	(6.37)	(1.60)		1.77		1.38
Total from investment operations	5.43	(6.08)	(1.30)		2.03		1.52
Less Distributions to Shareholders:
From net investment income	(0.28)	(0.31)	(0.31)		(0.26)		(0.15)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$20.96	$15.81	$22.20		$23.81		$22.04
Total return (d)(e)	34.52%	(27.55)%	(5.54)%		9.27%		7.38%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.96%	2.04%	1.97%		1.97%		1.88%
Interest expense	—	—	—	%(g)	—	%(g)	—	%(g)
Net expenses (f)	1.96%	2.04%	1.97%		1.97%		1.88%
Waiver/Reimbursement	0.20%	0.09%	0.07%		0.07%		0.04%
Net investment income (f)	1.42%	1.49%	1.25%		1.14%		0.68%
Portfolio turnover rate	80%	67%	63%		55%		102%
Net assets, end of period (000s)	$1,970	$2,414	$7,349		$15,225		$22,247

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$15.79	$22.18	$23.79		$22.02		$20.65
Income from Investment Operations:
Net investment income (b)	0.26	0.30	0.32		0.26		0.15
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency	5.18	(6.38)	(1.62)		1.77		1.37
Total from investment operations	5.44	(6.08)	(1.30)		2.03		1.52
Less Distributions to Shareholders:
From net investment income	(0.28)	(0.31)	(0.31)		(0.26)		(0.15)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$20.95	$15.79	$22.18		$23.79		$22.02
Total return (d)(e)	34.63%	(27.58)%	(5.54)%		9.28%		7.39%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.96%	2.04%	1.97%		1.97%		1.88%
Interest expense	—	—	—	%(g)	—	%(g)	—	%(g)
Net expenses (f)	1.96%	2.04%	1.97%		1.97%		1.88%
Waiver/Reimbursement	0.20%	0.09%	0.07%		0.07%		0.04%
Net investment income (f)	1.38%	1.59%	1.32%		1.14%		0.73%
Portfolio turnover rate	80%	67%	63%		55%		102%
Net assets, end of period (000s)	$832	$515	$730		$2,105		$2,468

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$15.90	$22.34	$23.95		$22.17		$20.81
Income from Investment Operations:
Net investment income (b)	0.46	0.50	0.54		0.49		0.37
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency	5.20	(6.43)	(1.60)		1.78		1.36
Total from investment operations	5.66	(5.93)	(1.06)		2.27		1.73
Less Distributions to Shareholders:
From net investment income	(0.47)	(0.51)	(0.55)		(0.49)		(0.37)
Increase from regulatory settlements	— (c)	—	—		—		—
Net Asset Value, End of Period	$21.09	$15.90	$22.34		$23.95		$22.17
Total return (d)(e)	35.90%	(26.86)%	(4.55)%		10.35%		8.35%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.96%	1.04%	0.97%		0.97%		0.88%
Interest expense	—	—	—	%(g)	—	%(g)	—	%(g)
Net expenses (f)	0.96%	1.04%	0.97%		0.97%		0.88%
Waiver/Reimbursement	0.20%	0.09%	0.07%		0.07%		0.04%
Net investment income (f)	2.39%	2.58%	2.24%		2.15%		1.72%
Portfolio turnover rate	80%	67%	63%		55%		102%
Net assets, end of period (000s)	$24,248	$17,541	$24,859		$24,680		$25,336

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Notes to Financial Statements – Columbia Asset Allocation Fund II
March 31, 2010

Note 1. Organization

Columbia Asset Allocation Fund II (the "Fund"), a series of Columbia Funds Series Trust (the "Trust"), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Fund seeks total return, consisting of long-term capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

27

Columbia Asset Allocation Fund II, March 31, 2010

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a

28

Columbia Asset Allocation Fund II, March 31, 2010

repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for

29

Columbia Asset Allocation Fund II, March 31, 2010

distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2010, permanent book and tax differences resulting primarily from differing treatments for proceeds from litigation settlements were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$3,351	$—	$(3,351)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31,
Distributions paid from:	2010	2009
Ordinary Income*	$2,061,504	$2,435,804

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$11,993	$—	$15,336,298

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$16,608,359
Unrealized depreciation	(1,272,061)
Net unrealized appreciation	$15,336,298

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2012	$1,767,986
2017	4,810,145
2018	10,216,453
Total	$16,794,584

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, post-October capital losses of $808,973 attributed to security transactions were deferred to April 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA") provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee at the annual rate of 0.60% of the Fund's average daily net assets.

30

Columbia Asset Allocation Fund II, March 31, 2010

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the "Closing").

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. On March 3, 2010, the Fund's shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.12% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

31

Columbia Asset Allocation Fund II, March 31, 2010

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Prior to May 1, 2009, the Transfer Agent voluntarily waived a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) did not exceed 0.02% annually of the Fund's average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended March 31, 2010, the Distributor has retained net underwriting discounts of $2,904 on sales of the Fund's Class A shares and received net CDSC fees of $502 and $12 on Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The Plans require the payment of a combined distribution and shareholder servicing fee for Class A shares of the Fund. The Plans also require the payment of a monthly shareholder servicing fee and distribution fee for the Class B and Class C shares of the Fund. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor. The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Fee Waivers and Expense Reimbursements

Effective May 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.95% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

32

Columbia Asset Allocation Fund II, March 31, 2010

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2010, these custody credits reduced total expenses by $28 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about the derivative type held by the Fund:

The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2010, the Fund entered into 39 futures contracts.

33

Columbia Asset Allocation Fund II, March 31, 2010

The following table is a summary of the value of the Fund's derivative instruments as of March 31, 2010.

Fair Value of Derivative Instruments

Assets		Liabilities
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value*
—	—	Futures Variation Margin	$3,779

*  Includes only current day's variation margin.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended March 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate Risk	$(2,083)	$(4,937)

Note 7. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $73,366,176 and $73,510,109, respectively, of which $20,218,332 and $15,127,726, respectively, were U.S. Government securities.

Note 8. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $1,914 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, the Fund did not borrow under these arrangements.

Note 10. Shares of Beneficial Interest

As of March 31, 2010, 23.2% of the Fund's shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of March 31, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund.

34

Columbia Asset Allocation Fund II, March 31, 2010

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of

35

Columbia Asset Allocation Fund II, March 31, 2010

certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material

36

Columbia Asset Allocation Fund II, March 31, 2010

adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 12. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc.

37

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Asset Allocation Fund II

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund II (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Fund") at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 21, 2010

38

Federal Income Tax Information (Unaudited)

56.11% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 56.21%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

39

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 52; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; Oversees 52; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Simmons Company (bedding); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 52; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 52; Director—Conseco, Inc. (insurance); Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 52; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—Research Foundation of CFA Institute.

40

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 52; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through 2006; oversees 52; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup; Trustee—BofA Funds Series Trust.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

41

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

42

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

43

Board Consideration and Re-Approval of Previous Investment Advisory Agreement

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Asset Allocation Fund II (the "Fund"). The investment advisory agreement with CMA is referred to as an "Advisory Agreement."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss the Fund's performance with its portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board's review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single controlling factor.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA under the Advisory Agreement. The most recent investment adviser registration forms for CMA were made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Fund and CMA, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Investment Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Fund to CMA

44

for investment advisory services (the "Contractual Management Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. ("Lipper") to be most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered Lipper data that ranked the Fund based on: (i) the Fund's one- and three-year performance compared to actual management fees; and (ii) the Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreement for the Fund.

Fund Performance. The Board considered the performance results for the Fund over multiple measurement periods. They also considered these results in comparison to the performance results of the Fund's Peer Group and Universe, as well as to the Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Fund and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to its other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a

45

registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's relationship with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board and its Committees review reports of CMA at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Board Consideration and Approval of New Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to Columbia Asset Allocation Fund II.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which

47

management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

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In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee

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schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate

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basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees

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also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain

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classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Asset Allocation Fund II was not highlighted as a review fund.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

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include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with

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breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

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4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

  a. Management-only profitability should be calculated without reference to any Private Bank expense.

  b. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

  c. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

  d. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for

58

any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1   CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

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2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds ... will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Proxy Voting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,862,775	61,130	66,496	1,539,994

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,791,435	124,668	80,297	1,539,996

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Asset Allocation Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor*

Columbia Management Investment Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC 100 Federal Street Boston, MA 02110

*As of May 1, 2010

65

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Columbia Asset Allocation Fund II

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/44305-0310 (05/10) 10/E2J656

Columbia Management®

Annual Report

March 31, 2010

Corporate Bond Funds

■  Columbia Total Return Bond Fund

■  Columbia Short Term Bond Fund

■  Columbia High Income Fund

Not FDIC Insured  ■ May Lose Value ■ No Bank Guarantee

Economic Update	1

Columbia Total Return Bond Fund	3

Columbia Short Term Bond Fund	8

Columbia High Income Fund	13

Financial Statements	18

Report of Independent Registered Public Accounting Firm	97

Fund Governance	98

Board Consideration and Re-Approval of Previous Investment Advisory and Sub-Advisory Agreements	103

Board Consideration and Approval of New Investment Advisory and Sub-Advisory Agreements	106

Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)	113

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	119

Proxy Voting Results	121

Important Information About This Report	125

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Economic Update – Corporate Bond Funds

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of a slowdown in inventory reduction and federal government stimulus spending. Hopes for a sustained recovery now depend on a variety of factors, including continued improvement in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of stabilizing, but stopped short of meaningful improvement during the period. Home sales moved higher in 2009 as new homebuyers took advantage of a federal tax credit. However, as the tax credit was set to expire in November 2009, sales slipped—and did not revive even though the tax credit was expanded and extended through April 2010. Housing prices remained relatively flat over the past year, but that was progress compared to 2008. The average home price fell sharply in 2008; and since then distressed properties, which account for approximately 40% of all housing sales, have held prices down because they are heavily discounted.

In the beleaguered labor market, there was some good news. While businesses continued to shed jobs through most of 2009, raising the unemployment rate at the end of the period, job data turned positive in March 2010, buoyed by a swell of temporary workers hired to conduct the national once-in-a-decade census. Consumer spending also trended higher in the second half of the period. In fact, March year-over-year sales made a significant jump upward. Despite these improvements, consumer confidence, as measured monthly by The Conference Board, an independent research organization, failed to gain much ground during the year. Consumers surveyed continue to cite uncertain business conditions and still-weak labor prospects for their concerns.

On the business side of the economy, manufacturing activity gained momentum. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—rose above 50 in July 2009—then rose for eight consecutive months to remain well above 50 for the remainder of the period. (An index value of 50+ indicates a growing economy.) Industrial production moved higher for eleven out of the past 12 months, and durable goods orders took off, with a big jump upward in January. Manufacturing capacity utilization inched upward to 72.7%.

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 7.69%. Municipal bonds gained more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index2 returned 9.69%. The high-yield bond market was even stronger

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Summary

For the 12-month period that ended March 31, 2010

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Barclays Aggregate Index	BofA ML Index

■   Stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

1

Economic Update (continued) – Corporate Bond Funds

than the broad stock market during the period. For the 12 months covered by this report, the BofA Merrill Lynch U.S. High Yield Cash Pay Index3 returned 55.67%.

The yield on the 10-year U.S. Treasury, a common bellwether for the bond market, rose from 2.7% to 3.8% during the 12-month period. Yet despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued with little interruption through the end of the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large- and small-cap stocks, and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.5 Outside the United States, stock market returns were slightly stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 81.08% (net of dividends, in U.S. dollars) for the 12-month period, after giving back some gains in the first quarter of 2010.

Past performance is no guarantee of future results.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year.

3The BofA Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indicies.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

7The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Fund Profile – Columbia Total Return Bond Fund

Summary

■  For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 18.10% without sales charge.

■  The fund outperformed its benchmark, the Barclays Capital Aggregate Bond Index1 and the average return of the funds in its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification.2

■  An overweight in commercial mortgage-backed securities and corporate bonds, exposure to high yield and a favorable maturity profile accounted for the fund's strong relative performance.

Portfolio Management

Alexander D. Powers has co-managed the fund since December 2007 and has been associated with the advisor or its predecessors since 1996.

Carl W. Pappo has co-managed the fund since November 2006 and has been associated with the advisor or its predecessors since 1993.

Laura Ostrander has co-managed the fund since November 2004 and has been associated with the advisor or its predecessors since 1996.

Effective May 1, 2010, Michael W. Zazzarino and Scott A. Schroepfer will also co-manage the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+18.10%

Class A shares (without sales charge)

+7.69%

Barclays Capital Aggregate Bond Index

3

Performance Information – Columbia Total Return Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.91
Class B	1.66
Class C	1.66
Class Z	0.66

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	17,116	16,568
Class B	15,884	15,884
Class C	15,881	15,881
Class Z	17,564	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	11/19/92		06/07/93		11/16/92		10/30/92
Sales charge	without	with	without	with	without	with	without
1-year	18.10	14.30	17.23	14.23	17.23	16.23	18.52
5-year	4.86	4.16	4.06	4.06	4.07	4.07	5.12
10-year	5.52	5.18	4.74	4.74	4.73	4.73	5.79

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns shown would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results shown would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Total Return Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,044.80	1,020.29	4.74	4.68	0.93
Class B	1,000.00	1,000.00	1,039.80	1,016.55	8.54	8.45	1.68
Class C	1,000.00	1,000.00	1,040.90	1,016.55	8.55	8.45	1.68
Class Z	1,000.00	1,000.00	1,046.10	1,021.54	3.47	3.43	0.68

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers' Report – Columbia Total Return Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	9.84
Class B	9.84
Class C	9.84
Class Z	9.85

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.44
Class B	0.36
Class C	0.36
Class Z	0.46

Top 10 holdings

as of 03/31/10 (%)

Federal National Mortgage Association, TBA 4.500% 12/01/40	3.4
Federal Home Loan Mortgage Corp. 4.500% 11/01/24	2.8
Federal National Mortgage Association 4.500% 02/01/39	2.5
Federal National Mortgage Association 6.000% 08/01/38	2.2
U.S. Treasury Notes 0.875% 01/31/12	1.7
Federal Home Loan Mortgage Corp. 0.700% 06/23/11	1.5
U.S. Treasury Notes 1.375% 02/15/13	1.3
Kraft Foods Inc 6.500% 02/09/40	1.2
GS Mortgage Securities Trust 5.805% 08/10/45	1.2
Credit Suisse Commercial Mortgage Trust 5.826% 06/15/38	1.2

Top 10 holdings are calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 18.10% without sales charge. That was significantly higher than the 7.69% return of its benchmark, the Barclays Capital Aggregate Bond Index. The fund outperformed the average return of the funds in its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification, which returned 15.67%. An overweight in corporate bonds and commercial mortgage-backed securities (CMBS), exposure to high yield bonds and a favorable maturity profile accounted for the fund's strong relative performance.

A favorable environment for corporate bonds, CMBS

The past twelve months were characterized by a dramatic recovery in the asset classes that suffered the most during a credit crisis that began in late 2008. In April 2009, when the reporting period began, BBB-rated and other low-quality fixed-income securities were trading at extraordinary yield premiums to comparable Treasury securities. As the economy improved, so did the financial strength of the issuers, creating a favorable environment for corporate bonds and for the high-yield sector in particular. The fund performed well within this environment because it had more exposure than the index to corporate bonds throughout the period. Although the fund's high-yield position was only 3% of net assets as the period began—far less, we believe, than many competing funds—we doubled the position during the course of the year.

An overweight in CMBS also aided performance. Within CMBS, the best-performing securities were those with origination dates between 2006 and 2007, when the housing market was cresting and underwriting standards had become unusually lax. Investments in asset-backed securities (ABS) also made a significant contribution to performance. Both CMBS and ABS benefited from their inclusion in the Term Asset-Backed Loan Facility (TALF) program, which was designed to stimulate the securitization markets during last year's financial crisis by providing financing to investors for the purchase of certain asset-backed securities. CMBS also benefited from its inclusion in the Public-Private Investment Program (PPIP), which was designed to support the market for previously-issued CMBS.

The fund's maturity profile also added to overall results. Early in 2009, we shortened the portfolio's duration (a measure of interest rate sensitivity) on the expectation that an improvement in the national economy would lead to higher long-term interest rates, a thesis that was borne out as the year progressed. We also purchased some long-term corporate bonds, which did quite well for the period. Within corporate bonds, we emphasized the financial sector, on the view that banks would benefit from the Federal Reserve Board's ongoing reluctance to raise short-term rates during a fragile recovery. This emphasis was a boon to overall performance.

Looking ahead

The fund remains overweight in CMBS, with a corresponding underweight in securities backed by residential mortgages. Although the government's extensive support for the secondary mortgage market has offered some interesting trading opportunities in this

6

Portfolio Managers' Report (continued) – Columbia Total Return Bond Fund sector, it has not translated into a meaningful improvement for residential housing market, hence our concern about the prevailing valuations of mortgage-backed securities. In general, we plan to continue to emphasize shorter maturities because of the tremendous supply we anticipate within the Treasury market. As yet we do not share the inflation fears that have occasionally rippled through the fixed-income markets, but we believe that our short maturity profile leaves us well positioned should any meaningful inflation materialize in the year ahead.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Any guarantee by the U.S. Government, its agencies or instrumentalities applies only to the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security.

Portfolio structure

as of 03/31/10 (%)

Corporate Fixed-Income Bonds & Notes	40.1
Mortgage-Backed Securities	20.9
Commercial Mortgage- Backed Securities	20.0
Government & Agency Obligations	11.5
Asset-Backed Securities	6.7
Municipal Bonds	0.9
Collateralized Mortgage Obligations	0.5
Preferred Stock	0.0	*
Warrants	0.0	*
Short-Term Obligation	1.9
Other Assets & Liabilities, Net	(2.5)

*Rounds to less than 0.1%

Maturity breakdown

as of 03/31/10 (%)

0-1 year	8.9
1-2 years	6.0
2-3 years	8.7
3-4 years	7.6
4-5 years	12.1
5-6 years	5.0
6-7 years	11.7
7-8 years	12.1
8-9 years	3.8
9-10 years	6.5
10-20 years	3.5
20-30 years	12.9
30 years and over	2.7
Cash and Equivalents	(1.4)

Maturity breakdown and portfolio structure are calculated as a percentage of net assets.

The fund is actively managed and the composition of its portfolio will change over time.

Quality breakdown

as of 03/31/10 (%)

AAA	56.1
AA	6.4
A	10.9
BBB	21.1
BB	4.5
B	1.0

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

30-day SEC yields

as of 03/31/10 (%)

Class A	3.59
Class B	2.96
Class C	2.97
Class Z	3.96

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

7

Fund Profile – Columbia Short Term Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+8.68%

Class A shares (without sales charges)

+4.15%

Barclays Capital 1-3 Year Government/Credit Index

Summary

■  For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 8.68% without sales charge.

■  The fund outperformed its benchmark, the Barclays Capital 1-3 Year Government/Credit Index1, but trailed the average return of the funds in its peer group, the Lipper Short Investment Grade Debt Classification.2

■  The fund's investments in non-Treasury investment-grade bonds aided performance as these sectors outperformed government securities. We believe the fund trailed its peer group average because it emphasized higher-quality bonds in a period that favored lower-quality issues.

Portfolio Management

Leonard Aplet has co-managed the fund since October 2004 and has been associated with the advisor or its predecessors since 1987.

Ronald Stahl has co-managed the fund since November 2006 and has been associated with the advisor or its predecessors since 1998.

Effective May 1, 2010, Greg Liechty will also co-manage the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

8

Performance Information – Columbia Short Term Bond Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	15,269	15,110
Class B	14,160	14,160
Class C	14,438	14,438
Class Y	15,627	n/a
Class Z	15,627	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.77
Class B	1.52
Class C	1.52
Class Y	0.47
Class Z	0.52

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Y	Z
Inception	10/02/92		06/07/93		10/02/92		07/15/09	09/30/92
Sales charge	without	with	without	with	without	with	without	without
1-year	8.68	7.55	7.77	4.77	8.35	7.35	8.97	8.97
5-year	4.25	4.04	3.47	3.47	3.88	3.88	4.51	4.51
10-year	4.32	4.21	3.54	3.54	3.74	3.74	4.57	4.57

The "with sales charge" returns include the maximum initial sales charge of 1.00% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

9

Understanding Your Expenses – Columbia Short Term Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.70	1,021.29	3.68	3.68	0.73
Class B	1,000.00	1,000.00	1,018.90	1,017.55	7.45	7.44	1.48
Class C	1,000.00	1,000.00	1,022.10	1,019.75	5.24	5.24	1.04
Class Y	1,000.00	1,000.00	1,025.00	1,022.59	2.37	2.37	0.47
Class Z	1,000.00	1,000.00	1,025.00	1,022.54	2.42	2.42	0.48

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

10

Portfolio Managers' Report – Columbia Short Term Bond Fund

For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 8.68% without sales charge. The fund outperformed its benchmark, the Barclays Capital 1-3 Year Government/Credit Index, which returned 4.15%. The fund's exposure to non-Treasury investment-grade sectors, particularly commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), asset-backed securities (ABS) and corporate bonds benefited performance as did an underweight in U.S. Treasuries. The fund's return was lower than the 10.34% average return of the funds in its peer group, the Lipper Short Investment Grade Debt Funds Classification, and lower than the 9.89% median return of the Lipper Short Investment Grade Debt Funds Classification. We believe that many competing funds had more exposure to lower-quality debt, which outperformed during the period.

Non-Treasury exposure drove performance

The fund's investments in CMBS and ABS, which significantly outperformed Treasuries during the period, were a significant positive contributor to performance. Both sectors benefited from their inclusion in the Term Asset-Backed Loan Facility (TALF) program, which was designed to stimulate the securitization markets during last year's financial crisis by providing financing to investors for the purchase of certain asset-backed securities. CMBS also benefited from its inclusion in the Public-Private Investment Program (PPIP), which was designed to support the market for previously issued CMBS. During the period, we boosted the fund's exposure to corporate bonds, a move that benefited returns as corporate bonds performed very well. Within the corporate market, the fund's insurance, real estate investment trust (REIT), finance and banking holdings enhanced performance as these areas outperformed within the broad corporate market.

High credit quality dampened performance relative to peers

The worst performing areas of the fixed-income market in 2008 were the best performers in 2009 and into 2010, namely lower quality-securities. The fund might have done even better if it had more exposure to lower-rated securities. However, we were comfortable keeping the fund's risk exposure at a reasonable level while delivering a solid, competitive return. The fund's "barbelled" positioning—emphasizing both short and long maturities within the short-term range that the fund invests in—had a slightly negative impact on returns because five-year yields increased more than two-year yields, and prices declined commensurately.

Portfolio positioning

With a global financial crisis easing, both stability and liquidity have been restored to the capital markets. However, the labor market is still fragile, and the credit and housing market crisis continue to weigh on consumers. The Federal Reserve Board's desire for sustained economic growth outweighs its inflation concerns, and we expect monetary policy to remain somewhat accommodative to growth for some time. We have been purchasing floating-rate securities that contribute to the fund's barbell. We believe these will also benefit the fund when the Federal Reserve Board begins to raise interest rates because, as their name suggests, their yields reset as market rates change.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	9.95
Class B	9.94
Class C	9.94
Class Y	9.93
Class Z	9.93

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.33
Class B	0.26
Class C	0.30
Class Y	0.24
Class Z	0.36

Top 10 holdings

as of 03/31/10 (%)

U.S. Treasury Notes 1.375% 03/15/13	5.5
U.S. Treasury Inflation Indexed Note 3.00% 07/15/12	1.9
U.S. Treasury Notes 0.875% 02/28/11	1.8
General Electric Capital Corp. 0.379% 11/01/12	1.1
AmeriCredit Automobile Receivables Trust 5.530% 01/06/14	1.0
Federal Home Loan Mortgage Corp. 4.500% 08/01/24	1.0
Government National Mortgage Association 4.000% 05/16/39	1.0
Volkswagen Auto Lease Trust 3.410% 04/16/12	1.0
U.S. Treasury Notes 1.125% 06/30/11	0.9

Top 10 holdings are calculated as a percentage of net assets.

11

Portfolio Managers' Report (continued) – Columbia Short Term Bond Fund

Portfolio structure

as of 03/31/10 (%)

Corporate Fixed-Income Bonds & Notes	28.5
Collateralized Mortgage Obligations	22.0
Government & Agency Obligations	15.9
Asset-Backed Securities	15.3
Mortgage-Backed Securities	8.4
Commercial Mortgage- Backed Securities	6.8
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	0.3

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets.

Quality breakdown

as of 03/31/10 (%)

Treasury	13.9
Agency	25.6
Aaa	17.3
Aa	12.3
A	10.9
Baa	14.8
Ba	0.1
B	0.6
Caa	0.6
Not Rated	1.1
Cash & Equivalents	2.8

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

SEC yields

as of 03/31/10 (%)

Class A	2.25
Class B	1.52
Class C	1.96
Class Y	2.51
Class Z	2.52

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

The yield difference between Treasury and non-Treasury issues has narrowed substantially. We have reduced the fund's allocation to agency mortgage-backed securities (MBS) pass-throughs, fixed-rate auto ABS and agency debentures, as we believe other areas of the short-term investment grade market may offer better risk/reward opportunities. We believe the most compelling opportunities for relative value lie with shorter-maturity CMBS and within certain segments that continue to experience strong demand in the investment-grade corporate bond market: within financials, we favor insurance, banking and REITs and on the defensive side, we favor utility investments with a focus on the natural gas pipeline industry. We have also increased the fund's stake in short-term agency CMOs.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in real estate securities can be subject to fluctuations in the value of the underlying properties, the effect of economic conditions on real estate values, changes in interest rates and risks related to renting properties, such as rental defaults.

Any guarantee by the U.S. Government, it agencies or instrumentalities applies only to the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security.

12

Fund Profile – Columbia High Income Fund

Summary

■  For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 42.43% without sales charge.

■  The fund's benchmark, the Credit Suisse High Yield Index, returned 52.27%.1 The average return of the funds in its peer group, the Lipper High Current Yield Funds Classification2, was 47.35%.

  The recent growth in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

■  The fund's conservative positioning and an emphasis on defensive industries generally accounted for its shortfall to comparative measures.

Portfolio Management

The fund is managed by the High Yield Portfolio Management Team of MacKay Shields LLC, investment sub-advisor to the fund. J. Matthew Philo is the lead portfolio manager responsible for making the day-to-day investment decisions for the fund and has been a portfolio manager for the fund since its inception.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+42.43%

Class A shares (without sales charge)

+52.27%

Credit Suisse High Yield Index

13

Performance Information – Columbia High Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.20
Class B	1.95
Class C	1.95
Class Z	0.95

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	20,356	19,395
Class B	18,899	18,899
Class C	18,885	18,885
Class Z	20,905	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	02/14/00		02/17/00		03/08/00		02/14/00
Sales charge	without	with	without	with	without	with	without
1-year	42.43	35.56	41.33	36.33	41.38	40.38	42.69
5-year	5.37	4.36	4.56	4.28	4.58	4.58	5.64
10-year	7.37	6.85	6.57	6.57	6.56	6.56	7.65

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

14

Understanding Your Expenses – Columbia High Income Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.40	1,018.90	6.28	6.09	1.21
Class B	1,000.00	1,000.00	1,077.20	1,015.16	10.15	9.85	1.96
Class C	1,000.00	1,000.00	1,077.60	1,015.16	10.15	9.85	1.96
Class Z	1,000.00	1,000.00	1,082.90	1,020.14	4.99	4.84	0.96

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

15

Portfolio Managers' Report – Columbia High Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	7.81
Class B	7.78
Class C	7.74
Class Z	7.89

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.55
Class B	0.50
Class C	0.50
Class Z	0.57

Top 10 holdings

as of 03/31/10 (%)

Intelsat Subsidiary Holding Co Ltd., 8.500% 01/15/13	1.4
Ford Motor Credit Co 8.125% 01/15/20	1.0
GMAC Inc. 8.000% 11/01/31	1.0
Calpine Corp 3.1350% 03/29/14	1.0
Georgia Pacific 8.875% 05/15/31	0.9
Quebecor Media 7.750% 03/15/16	0.9
Crum & Forster Holdings 7.750% 05/01/17	0.9
Shaw Communications 7.500% 11/20/13	0.9
Whiting Petroleum, 7.000% 02/01/14	0.8
CC Holdings, 7.750% 05/01/17	0.8

For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 42.43% without sales charge, compared with 52.27% for its benchmark, the Credit Suisse High Yield Index. The average return of the funds in its peer group, the Lipper High Current Yield Funds Classification, was 47.35%. As cash flooded the high-yield market, lower-quality credits significantly outperformed higher-quality credits, and cyclical industries outperformed defensive industries. In this environment, the fund's relatively conservative positioning and an emphasis on defensive industries generally accounted for its shortfall to these comparative measures.

Top contributors from a range of sectors

It was a good year for high-yield bonds, and many of the fund's top performers delivered solid, strong returns. The fund's top contributors included Ford and Ford Motor Credit, Georgia Pacific, GMAC, Icahn Enterprises (formerly AMR Real Estate), Markwest Energy Partners, ReAble Therapeutics and Quebecor Media (0.6%, 2.9%, 1.8%, 1.4%, 0.3%, 0.8%, 0.5% and 0.9% of net assets, respectively). An overweight in the transportation sector had a positive impact on relative performance. Most transportation companies announced improved results as they replenished inventories following "Cash for Clunkers"-related sales. Ford Motor Credit did well after gaining access to the capital markets early in the period through a new unsecured bond issue and asset-backed TALF financings. In the financials sector, GMAC did well as it was bolstered by government support throughout the period. In the health care sector, ReAble Therapeutics aided performance, while Reliant Energy and Energy Future Holdings (0.4% and 0.2% of net assets, respectively) were standout performers in the utilities sector. Finally, Icahn Enterprises reported higher revenues and income and was a top performer.

Few disappointments in a period of strength

The only issuers that had a negative impact on performance were Innophos, JC Penney, Silgan and Ziff Davis Media (0.3%, less than 0.1%, 0.3%, and less than 0.1% of net assets, respectively). Poor cash flows and elevated expenses hurt Ziff Davis as advertising spending suffered a global decline.

16

Portfolio Managers' Report (continued) – Columbia High Income Fund

Looking ahead

The high-yield market continues to signal a strong economic recovery. However, we remain conservatively positioned because our disciplined investment process requires us to invest in companies with definable economic value and evaluate credits based on defined fundamental factors. While there is widespread belief that the U.S. economy is in the early stages of recovery, we do not believe that the recovery is supported by fundamentals, which remain weak and uncertain for most high-yield issuers. We believe that current valuations in the riskiest part of the high-yield market are extremely unattractive and represent poor value. Given the poor value that credit risk currently represents, our investment process requires us to remain underweight the riskier part of the high-yield market, but we believe that the fund continues to represent attractive relative value.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Source for all security-specific commentary—MacKay Shields LLC.

Source for all statistical data—Columbia Management Investment Advisers, LLC.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Maturity breakdown

as of 03/31/10 (%)

0 – 1 year	9.3
1 – 3 years	13.3
3 – 5 years	31.6
5 – 7 years	23.3
7 – 10 years	16.4
10 – 15 years	0.7
15 years and over	5.4

Portfolio Structure

as of 03/31/10 (%)

Corporate Fixed-Income Bonds & Notes	91.0
Convertible Bonds	0.6
Preferred Stocks	0.4
Common Stocks	0.0	*
Warrants	0.0	*
Short Term Obligation	5.1
Other Assets & Liabilities, Net	2.9

*Rounds to less than 0.1%

Maturity breakdown, top 10 holdings and portfolio structure are calculated as a percentage of net assets.

The fund is actively managed and the composition of its portfolio will change over time.

Quality breakdown

as of 03/31/10 (%)

Cash and Equivalents	5.6
A & Above	0.8
BBB	9.9
BB	33.7
B	44.3
CCC	4.7
D	0.9
Not Rated	0.1

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

30-day SEC yields

as of 03/31/10 (%)

Class A	5.58
Class B	5.11
Class C	5.11
Class Z	6.11

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

17

Investment Portfolio – Columbia Total Return Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes – 40.1%
	Par (a)	Value ($)
Basic Materials – 2.3%
Chemicals – 1.0%
Dow Chemical Co.
5.900% 02/15/15	4,590,000	4,969,244
8.550% 05/15/19	1,790,000	2,165,436
9.400% 05/15/39	2,520,000	3,377,906
Huntsman International LLC
7.875% 11/15/14	195,000	196,950
INVISTA
9.250% 05/01/12 (b)	585,000	592,313
Lubrizol Corp.
6.500% 10/01/34	345,000	357,060
8.875% 02/01/19	775,000	977,476
NOVA Chemicals Corp.
8.375% 11/01/16 (b)	90,000	92,475
8.625% 11/01/19 (b)	135,000	139,050
Solutia, Inc.
8.750% 11/01/17	295,000	311,225
Terra Capital, Inc.
7.750% 11/01/19	300,000	362,250
Chemicals Total		13,541,385
Forest Products & Paper – 0.2%
Clearwater Paper Corp.
10.625% 06/15/16 (b)	75,000	83,250
Domtar Corp.
10.750% 06/01/17	400,000	486,000
Georgia-Pacific Corp.
8.000% 01/15/24	800,000	848,000
PE Paper Escrow GmbH
12.000% 08/01/14 (b)	310,000	350,300
Westvaco Corp.
8.200% 01/15/30	240,000	263,824
Forest Products & Paper Total		2,031,374
Iron/Steel – 0.6%
ArcelorMittal
7.000% 10/15/39	605,000	621,324
9.850% 06/01/19	1,915,000	2,433,959
Nucor Corp.
5.000% 06/01/13	1,335,000	1,442,476
5.850% 06/01/18	2,085,000	2,263,332
Russel Metals, Inc.
6.375% 03/01/14	295,000	276,194
Steel Dynamics, Inc.
7.750% 04/15/16 (04/07/10) (c)(d)	735,000	768,075
United States Steel Corp.
7.000% 02/01/18	255,000	251,175
Iron/Steel Total		8,056,535

	Par (a)	Value ($)
Metals & Mining – 0.5%
FMG Finance Ltd.
10.625% 09/01/16 (b)	285,000	328,463
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	300,000	333,750
Noranda Aluminum Holding Corp.
PIK,
7.024% 11/15/14 (05/15/10) (c)(d)	222,801	152,277
Teck Resources Ltd.
10.750% 05/15/19	900,000	1,102,500
Vale Overseas Ltd.
6.875% 11/21/36	3,610,000	3,734,725
Vedanta Resources PLC
9.500% 07/18/18 (b)	265,000	292,825
Metals & Mining Total		5,944,540
Basic Materials Total		29,573,834
Communications – 3.4%
Advertising – 0.0%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	85,000	85,531
Advertising Total		85,531
Media – 1.6%
CMP Susquehanna Corp.
3.250% 05/15/14 (05/14/10) (c)(d)(e)	27,000	15,930
Comcast Cable Holdings LLC
9.875% 06/15/22	2,159,000	2,845,862
Comcast Corp.
6.950% 08/15/37	2,539,000	2,746,736
CSC Holdings, Inc.
8.500% 04/15/14 (b)	405,000	431,325
8.500% 06/15/15 (b)	190,000	201,400
DirecTV Holdings LLC
6.375% 06/15/15	590,000	612,862
DISH DBS Corp.
7.875% 09/01/19	145,000	150,800
EchoStar DBS Corp.
6.625% 10/01/14	1,490,000	1,501,175
Liberty Media LLC
8.250% 02/01/30	355,000	330,594
Local TV Finance LLC
PIK,
9.250% 06/15/15 (b)	187,425	117,658

See Accompanying Notes to Financial Statements.

18

Columbia Total Return Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
News America, Inc.
6.400% 12/15/35	2,175,000	2,221,006
6.550% 03/15/33	655,000	664,605
Reader's Digest Association, Inc.
9.500% 02/15/17 (05/15/10) (b)(c)(d)	240,000	244,800
Sirius XM Radio, Inc.
9.750% 09/01/15 (b)	405,000	437,400
Time Warner Cable, Inc.
3.500% 02/01/15	2,540,000	2,542,149
5.850% 05/01/17	1,270,000	1,359,854
7.300% 07/01/38	3,485,000	3,878,540
Media Total		20,302,696
Telecommunication Services – 1.8%
AT&T, Inc.
6.550% 02/15/39	2,715,000	2,854,122
BellSouth Corp.
5.200% 09/15/14	305,000	328,623
British Telecommunications PLC
5.150% 01/15/13	750,000	793,024
5.950% 01/15/18	1,245,000	1,278,113
Cricket Communications, Inc.
7.750% 05/15/16	595,000	617,312
Crown Castle International Corp.
9.000% 01/15/15	455,000	492,538
Digicel Group Ltd.
8.250% 09/01/17 (b)	630,000	623,700
Frontier Communications Corp.
7.875% 01/15/27	1,005,000	904,500
GeoEye, Inc.
9.625% 10/01/15 (b)	315,000	322,088
Intelsat Corp.
9.250% 06/15/16	655,000	686,112
Lucent Technologies, Inc.
6.450% 03/15/29	415,000	292,575
MetroPCS Wireless, Inc.
9.250% 11/01/14	400,000	409,000
Nextel Communications, Inc.
7.375% 08/01/15	1,100,000	1,045,000
NII Capital Corp.
10.000% 08/15/16 (b)	320,000	350,400
Nordic Telephone Co. Holdings ApS
8.875% 05/01/16 (b)	230,000	246,675
Quebecor Media, Inc.
7.750% 03/15/16	615,000	622,688
Qwest Communications International, Inc.
7.500% 02/15/14	355,000	361,213
Qwest Corp.
7.500% 10/01/14	680,000	742,900
7.500% 06/15/23	500,000	500,000

	Par (a)		Value ($)
SBA Telecommunications, Inc.
8.250% 08/15/19 (b)		425,000	452,625
Sprint Capital Corp.
6.875% 11/15/28		110,000	88,550
Syniverse Technologies, Inc.
7.750% 08/15/13		180,000	181,350
Telefonica Emisiones SAU
6.221% 07/03/17		1,075,000	1,178,916
6.421% 06/20/16		3,700,000	4,110,408
Verizon Communications, Inc.
6.250% 04/01/37		1,245,000	1,261,774
Wind Acquisition Finance SA
11.750% 07/15/17 (b)		1,015,000	1,121,575
11.750% 07/15/17 (b)	EUR	215,000	322,333
Windstream Corp.
8.625% 08/01/16		1,105,000	1,129,862
Telecommunication Services Total			23,317,976
Communications Total			43,706,203
Consumer Cyclical – 2.4%
Airlines – 0.2%
American Airlines, Inc.
10.500% 10/15/12 (b)		340,000	362,100
Continental Airlines, Inc.
7.461% 04/01/15		2,407,698	2,377,602
United Air Lines, Inc.
10.400% 11/01/16		325,000	349,375
Airlines Total			3,089,077
Apparel – 0.0%
Levi Strauss & Co.
9.750% 01/15/15		250,000	261,875
Apparel Total			261,875
Auto Manufacturers – 0.1%
Navistar International Corp.
8.250% 11/01/21		570,000	581,400
Auto Manufacturers Total			581,400
Auto Parts & Equipment – 0.0%
Goodyear Tire & Rubber Co.
10.500% 05/15/16		370,000	399,600
Lear Corp.
7.875% 03/15/18		50,000	50,563
8.125% 03/15/20		50,000	50,812
Auto Parts & Equipment Total			500,975
Entertainment – 0.1%
Boyd Gaming Corp.
6.750% 04/15/14		275,000	239,937

See Accompanying Notes to Financial Statements.

19

Columbia Total Return Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Penn National Gaming, Inc.
8.750% 08/15/19 (b)	285,000	289,275
Pinnacle Entertainment, Inc.
8.625% 08/01/17 (b)	300,000	293,250
Six Flags, Inc.
9.625% 06/01/14 (f)	171,000	53,865
WMG Acquisition Corp.
7.375% 04/15/14	330,000	316,800
Entertainment Total		1,193,127
Home Builders – 0.1%
D.R. Horton, Inc.
5.625% 09/15/14	380,000	376,200
5.625% 01/15/16	165,000	158,606
KB Home
5.875% 01/15/15	665,000	630,088
Ryland Group, Inc.
8.400% 05/15/17	110,000	119,625
Home Builders Total		1,284,519
Leisure Time – 0.1%
Royal Caribbean Cruises Ltd.
7.500% 10/15/27	640,000	564,800
Leisure Time Total		564,800
Lodging – 0.2%
Host Hotels & Resorts LP
6.750% 06/01/16	630,000	631,575
MGM Mirage
13.000% 11/15/13	150,000	174,750
Seminole Indian Tribe of Florida
7.804% 10/01/20 (b)	325,000	302,920
Snoqualmie Entertainment Authority
9.125% 02/01/15 (b)	265,000	204,050
Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	615,000	616,537
Wynn Las Vegas LLC
6.625% 12/01/14	490,000	488,775
Lodging Total		2,418,607
Retail – 1.6%
AmeriGas Partners LP
7.125% 05/20/16	255,000	257,550
7.250% 05/20/15	195,000	197,925
Best Buy Co., Inc.
6.750% 07/15/13	2,485,000	2,781,398
CVS Lease Pass Through Trust
8.353% 07/10/31 (b)	4,865,910	5,650,976
CVS Pass-Through Trust
5.298% 01/11/27 (b)	2,785,296	2,650,623
6.036% 12/10/28	3,224,954	3,189,576

	Par (a)	Value ($)
General Nutrition Centers, Inc.
PIK,
4.893% 03/15/14 (09/15/10) (c)(d)	80,000	75,700
Inergy LP/Inergy Finance Corp.
8.250% 03/01/16	195,000	200,850
8.750% 03/01/15	120,000	125,550
Limited Brands, Inc.
8.500% 06/15/19	530,000	590,950
McDonald's Corp.
5.700% 02/01/39	3,410,000	3,395,334
QVC, Inc.
7.375% 10/15/20 (b)	115,000	115,575
7.500% 10/01/19 (b)	315,000	321,300
Starbucks Corp.
6.250% 08/15/17	1,590,000	1,724,051
Retail Total		21,277,358
Storage/Warehousing – 0.0%
Niska Gas Storage U.S. LLC/ Niska Gas Storage Canada ULC
8.875% 03/15/18 (b)	345,000	352,762
Storage/Warehousing Total		352,762
Textiles – 0.0%
Mohawk Industries, Inc.
6.875% 01/15/16	285,000	294,263
Textiles Total		294,263
Consumer Cyclical Total		31,818,763
Consumer Non-Cyclical – 4.6%
Beverages – 0.9%
Anheuser-Busch InBev Worldwide, Inc.
7.200% 01/15/14 (b)	2,935,000	3,362,418
7.750% 01/15/19 (b)	3,995,000	4,751,581
8.000% 11/15/39 (b)	2,855,000	3,612,635
Beverages Total		11,726,634
Commercial Services – 0.1%
ARAMARK Corp.
8.500% 02/01/15	210,000	214,725
Corrections Corp. of America
6.250% 03/15/13	240,000	243,300
Iron Mountain, Inc.
8.000% 06/15/20	355,000	363,875
RSC Equipment Rental, Inc.
10.000% 07/15/17 (b)	275,000	291,500

See Accompanying Notes to Financial Statements.

20

Columbia Total Return Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Service Corp. International
6.750% 04/01/16	165,000	161,700
7.000% 06/15/17	290,000	284,200
Commercial Services Total		1,559,300
Food – 1.9%
Campbell Soup Co.
4.500% 02/15/19	1,990,000	2,024,841
ConAgra Foods, Inc.
7.000% 10/01/28	4,235,000	4,619,381
JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14 (b)	355,000	404,700
Kraft Foods, Inc.
6.500% 02/09/40	15,185,000	15,735,927
New Albertson's, Inc.
8.000% 05/01/31	455,000	391,300
Smithfield Foods, Inc.
10.000% 07/15/14 (b)	420,000	468,300
Tyson Foods, Inc.
10.500% 03/01/14	330,000	391,875
Food Total		24,036,324
Healthcare Products – 0.0%
Biomet, Inc.
PIK,
10.375% 10/15/17	230,000	253,000
Healthcare Products Total		253,000
Healthcare Services – 0.6%
Community Health Systems, Inc.
8.875% 07/15/15	215,000	222,525
HCA, Inc.
9.250% 11/15/16	120,000	127,575
PIK,
9.625% 11/15/16	994,000	1,064,823
Health Net, Inc.
6.375% 06/01/17	320,000	297,600
Healthsouth Corp.
8.125% 02/15/20	310,000	308,450
Roche Holdings, Inc.
6.000% 03/01/19 (b)	2,495,000	2,757,287
U.S. Oncology, Inc.
9.125% 08/15/17	420,000	438,900
WellPoint, Inc.
7.000% 02/15/19	1,840,000	2,086,534
Healthcare Services Total		7,303,694
Household Products/Wares – 0.1%
American Greetings Corp.
7.375% 06/01/16	165,000	164,587

	Par (a)	Value ($)
Fortune Brands, Inc.
5.125% 01/15/11	1,565,000	1,609,840
Jostens IH Corp.
7.625% 10/01/12	135,000	135,338
Household Products/Wares Total		1,909,765
Pharmaceuticals – 1.0%
Abbott Laboratories
5.600% 05/15/11	7,000,000	7,356,447
Elan Finance PLC
4.250% 11/15/11 (05/15/10) (c)(d)	70,000	68,775
Novartis Securities Investment Ltd.
5.125% 02/10/19	4,165,000	4,414,404
Omnicare, Inc.
6.750% 12/15/13	465,000	467,325
6.875% 12/15/15	150,000	147,188
Valeant Pharmaceuticals International
8.375% 06/15/16 (b)	265,000	276,925
Pharmaceuticals Total		12,731,064
Consumer Non-Cyclical Total		59,519,781
Diversified – 0.1%
Diversified Holding Companies – 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000% 01/15/18 (b)	700,000	674,625
Leucadia National Corp.
7.125% 03/15/17	270,000	267,300
Reynolds Group DL Escrow, Inc./ Reynolds Group Escrow LLC
7.750% 10/15/16 (b)	355,000	364,763
Diversified Holding Companies Total		1,306,688
Diversified Total		1,306,688
Energy – 5.2%
Coal – 0.1%
Arch Western Finance LLC
6.750% 07/01/13	810,000	813,037
Cloud Peak Energy Resources LLC/ Cloud Peak Energy Finance Corp.
8.250% 12/15/17 (b)	165,000	168,300
8.500% 12/15/19 (b)	165,000	169,125
Massey Energy Co.
6.875% 12/15/13	680,000	689,350
Coal Total		1,839,812

See Accompanying Notes to Financial Statements.

21

Columbia Total Return Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Oil & Gas – 2.9%
Canadian Natural Resources Ltd.
6.250% 03/15/38	2,125,000	2,197,350
Chesapeake Energy Corp.
6.375% 06/15/15	1,370,000	1,346,025
Cimarex Energy Co.
7.125% 05/01/17	450,000	459,000
Coffeyville Resources LLC
10.875% 04/01/17 (b)(j)	230,000	228,275
Connacher Oil & Gas Ltd.
11.750% 07/15/14 (b)	395,000	436,475
Devon Energy Corp.
6.300% 01/15/19	1,320,000	1,473,339
Forest Oil Corp.
8.500% 02/15/14	795,000	838,725
Frontier Oil Corp.
8.500% 09/15/16	150,000	153,750
Gazprom International SA
7.201% 02/01/20 (b)	2,058,900	2,187,581
Hess Corp.
7.300% 08/15/31	3,120,000	3,555,212
Linn Energy LLC/Linn Energy Finance Corp.
8.625% 04/15/20 (b)	40,000	40,050
Marathon Oil Corp.
6.000% 07/01/12	2,415,000	2,621,673
6.000% 10/01/17	3,000,000	3,219,738
7.500% 02/15/19	525,000	616,667
Newfield Exploration Co.
6.625% 04/15/16	600,000	610,500
6.875% 02/01/20	210,000	211,575
Nexen, Inc.
5.875% 03/10/35	725,000	689,350
7.500% 07/30/39	1,940,000	2,212,923
OPTI Canada, Inc.
8.250% 12/15/14	380,000	357,200
Penn Virginia Corp.
10.375% 06/15/16	190,000	206,150
PetroHawk Energy Corp.
7.875% 06/01/15	275,000	280,156
Qatar Petroleum
5.579% 05/30/11 (b)	828,499	851,072
Quicksilver Resources, Inc.
7.125% 04/01/16	245,000	232,750
Range Resources Corp.
7.500% 05/15/16	240,000	247,200
Shell International Finance BV
5.500% 03/25/40	4,565,000	4,474,924
Southwestern Energy Co.
7.500% 02/01/18	235,000	254,975

	Par (a)	Value ($)
Talisman Energy, Inc.
5.850% 02/01/37	2,210,000	2,118,455
7.750% 06/01/19	4,168,000	4,966,380
Tesoro Corp.
6.625% 11/01/15	475,000	454,813
Oil & Gas Total		37,542,283
Oil & Gas Services – 0.2%
Weatherford International Ltd.
5.150% 03/15/13	815,000	866,000
7.000% 03/15/38	1,510,000	1,596,520
Oil & Gas Services Total		2,462,520
Pipelines – 2.0%
El Paso Corp.
6.875% 06/15/14	460,000	469,385
7.250% 06/01/18	135,000	139,308
Enbridge Energy Partners LP
7.500% 04/15/38	1,265,000	1,480,966
Kinder Morgan Energy Partners LP
5.625% 02/15/15	1,445,000	1,566,913
6.500% 09/01/39	2,635,000	2,708,525
6.950% 01/15/38	2,220,000	2,404,773
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	560,000	548,800
MarkWest Energy Partners LP
8.500% 07/15/16	295,000	299,794
ONEOK Partners LP
6.850% 10/15/37	1,435,000	1,534,184
Plains All American Pipeline LP/PAA Finance Corp.
5.750% 01/15/20	660,000	676,800
8.750% 05/01/19	2,725,000	3,324,413
TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (c)(d)	6,425,000	6,113,355
Williams Companies, Inc.
7.875% 09/01/21	63,000	74,177
Williams Partners LP
6.300% 04/15/40 (b)	5,000,000	4,968,530
Pipelines Total		26,309,923
Energy Total		68,154,538
Financials – 15.5%
Banks – 8.3%
Bank of New York Mellon Corp.
5.450% 05/15/19	2,695,000	2,858,163
Barclays Bank PLC
5.000% 09/22/16	2,365,000	2,430,913
7.375% 06/29/49 (b)	1,165,000	1,124,225

See Accompanying Notes to Financial Statements.

22

Columbia Total Return Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Capital One Capital IV
6.745% 02/17/37 (02/17/32) (c)(d)	4,905,000	4,230,562
Capital One Capital V
10.250% 08/15/39	4,170,000	4,940,136
Chinatrust Commercial Bank
5.625% 12/29/49 (03/29/49) (b)(c)(d)	1,220,000	1,126,365
Citigroup, Inc.
8.125% 07/15/39	9,335,000	10,776,352
Comerica Bank
0.337% 06/30/10 (04/30/10) (c)(d)	1,250,000	1,249,381
5.200% 08/22/17	2,600,000	2,522,156
5.750% 11/21/16	615,000	633,043
Deutsche Bank AG/London
4.875% 05/20/13	555,000	594,752
Discover Bank/Greenwood DE
8.700% 11/18/19	1,100,000	1,204,799
Discover Financial Services
10.250% 07/15/19	1,345,000	1,600,227
Fifth Third Bank
0.360% 05/17/13 (05/17/10) (c)(d)	1,205,000	1,125,383
JPMorgan Chase Capital XVIII
6.950% 08/17/36	1,165,000	1,141,835
JPMorgan Chase Capital XX
6.550% 09/29/36	9,545,000	8,957,219
JPMorgan Chase Capital XXII
6.450% 02/02/37	915,000	849,493
KeyBank NA
5.800% 07/01/14	2,025,000	2,071,051
Keycorp
6.500% 05/14/13	3,400,000	3,630,891
Lloyds TSB Bank PLC
4.375% 01/12/15 (b)	7,020,000	6,920,190
Lloyds TSB Group PLC
6.267% 12/31/49 (11/16/16) (b)(c)(d)	1,460,000	865,050
M&I Marshall & Ilsley Bank
5.300% 09/08/11	1,163,000	1,160,231
Merrill Lynch & Co., Inc.
5.700% 05/02/17 (g)	3,535,000	3,513,772
6.150% 04/25/13 (g)	3,295,000	3,547,733
7.750% 05/14/38 (g)	2,235,000	2,477,433
National City Bank of Cleveland
6.200% 12/15/11	890,000	959,226
National City Bank of Kentucky
6.300% 02/15/11	1,585,000	1,629,008
National City Corp.
6.875% 05/15/19	1,840,000	2,044,496

	Par (a)	Value ($)
Northern Trust Co.
6.500% 08/15/18	2,865,000	3,205,780
Northern Trust Corp.
5.500% 08/15/13	765,000	846,579
PNC Funding Corp.
3.625% 02/08/15	2,045,000	2,057,252
5.125% 02/08/20	3,060,000	3,082,467
Regions Financial Corp.
6.375% 05/15/12	165,000	165,509
7.000% 03/01/11	4,290,000	4,322,304
USB Capital IX
6.189% 04/15/42	15,615,000	13,350,825
Westpac Banking Corp.
4.200% 02/27/15	3,710,000	3,818,981
Zions Bancorporation
7.750% 09/23/14	275,000	277,371
Banks Total		107,311,153
Diversified Financial Services – 1.8%
Ameriprise Financial, Inc.
7.300% 06/28/19	2,620,000	3,035,652
Eaton Vance Corp.
6.500% 10/02/17	2,535,000	2,729,995
Fund American Companies, Inc.
5.875% 05/15/13	3,225,000	3,319,225
General Electric Capital Corp.
5.500% 01/08/20	2,806,000	2,862,864
GMAC, Inc.
8.000% 11/01/31	235,000	224,425
International Lease Finance Corp.
4.875% 09/01/10	5,754,000	5,753,948
Lazard Group LLC
7.125% 05/15/15	310,000	325,499
Lehman Brothers Holdings, Inc.
5.625% 01/24/13 (e)(f)	16,760,000	3,959,550
6.875% 05/02/18 (e)(f)	660,000	155,925
Reliance Intermediate Holdings LP
9.500% 12/15/19 (b)	155,000	163,912
SLM Corp.
8.000% 03/25/20	805,000	783,876
Diversified Financial Services Total		23,314,871
Insurance – 4.2%
Asurion Corp.
6.730% 07/02/15 (04/12/10) (c)(d)(h)	210,000	207,724
CNA Financial Corp.
5.850% 12/15/14	1,168,000	1,188,507
7.350% 11/15/19	2,322,000	2,426,789
Crum & Forster Holdings Corp.
7.750% 05/01/17	270,000	267,300

See Accompanying Notes to Financial Statements.

23

Columbia Total Return Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
ING Groep NV
5.775% 12/29/49 (12/08/15) (c)(d)	5,085,000	4,329,877
Liberty Mutual Group, Inc.
7.500% 08/15/36 (b)	5,775,000	5,569,127
10.750% 06/15/58 (b)	2,815,000	3,152,800
Lincoln National Corp.
8.750% 07/01/19	940,000	1,149,406
MetLife Capital Trust X
9.250% 04/08/38 (b)	6,075,000	6,834,375
MetLife, Inc.
10.750% 08/01/39	6,025,000	7,765,936
Principal Life Income Funding Trusts
5.300% 04/24/13	4,550,000	4,884,238
Provident Companies, Inc.
7.000% 07/15/18	130,000	132,569
Prudential Financial, Inc.
8.875% 06/15/38 (06/15/18) (c)(d)	8,960,000	10,057,600
Transatlantic Holdings, Inc.
8.000% 11/30/39	3,780,000	3,863,190
Unum Group
7.125% 09/30/16	2,860,000	3,108,923
Insurance Total		54,938,361
Real Estate Investment Trusts (REITs) – 1.2%
Brandywine Operating Partnership LP
7.500% 05/15/15	1,575,000	1,694,806
Duke Realty LP
7.375% 02/15/15	3,055,000	3,299,125
8.250% 08/15/19	5,185,200	5,782,996
DuPont Fabros Technology LP
8.500% 12/15/17 (b)	365,000	375,950
Highwoods Properties, Inc.
5.850% 03/15/17	1,040,000	994,059
Liberty Property LP
5.500% 12/15/16	3,310,000	3,208,575
Senior Housing Properties Trust
8.625% 01/15/12	150,000	156,000
Real Estate Investment Trusts (REITs) Total		15,511,511
Savings & Loans – 0.0%
Washington Mutual Bank
5.125% 01/15/15 (i)	6,935,000	43,344
Savings & Loans Total		43,344
Financials Total		201,119,240

	Par (a)	Value ($)
Industrials – 2.4%
Aerospace & Defense – 0.6%
BE Aerospace, Inc.
8.500% 07/01/18	535,000	571,113
Embraer Overseas Ltd.
6.375% 01/15/20	3,495,000	3,556,162
L-3 Communications Corp.
6.375% 10/15/15	485,000	497,731
Raytheon Co.
5.375% 04/01/13	2,200,000	2,399,340
7.200% 08/15/27	830,000	976,398
Aerospace & Defense Total		8,000,744
Building Materials – 0.0%
Building Materials Corp. of America
7.500% 03/15/20 (b)	95,000	94,762
Owens Corning
6.500% 12/01/16	330,000	349,244
Texas Industries, Inc.
7.250% 07/15/13	190,000	186,675
Building Materials Total		630,681
Electrical Components & Equipment – 0.1%
Belden, Inc.
7.000% 03/15/17	500,000	492,500
General Cable Corp.
7.125% 04/01/17	305,000	302,331
Electrical Components & Equipment Total		794,831
Electronics – 0.0%
Flextronics International Ltd.
6.250% 11/15/14	250,000	253,125
Electronics Total		253,125
Environmental Control – 0.0%
Clean Harbors, Inc.
7.625% 08/15/16	285,000	289,275
Environmental Control Total		289,275
Machinery-Construction & Mining – 0.3%
Caterpillar, Inc.
8.250% 12/15/38	2,395,000	3,201,828
Terex Corp.
8.000% 11/15/17	410,000	398,725
Machinery-Construction & Mining Total		3,600,553
Machinery-Diversified – 0.0%
CPM Holdings, Inc.
10.625% 09/01/14 (b)	145,000	154,425
Manitowoc Co., Inc.
7.125% 11/01/13	270,000	269,325
Machinery-Diversified Total		423,750

See Accompanying Notes to Financial Statements.

24

Columbia Total Return Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Miscellaneous Manufacturing – 0.5%
American Railcar Industries, Inc.
7.500% 03/01/14	265,000	253,075
Bombardier, Inc.
6.300% 05/01/14 (b)	650,000	674,375
Colt Defense LLC/Colt Finance Corp.
8.750% 11/15/17 (b)	170,000	170,425
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	3,315,000	4,019,557
Koppers, Inc.
7.875% 12/01/19 (b)	105,000	108,150
Tyco International Ltd./Tyco International Finance SA
6.875% 01/15/21	645,000	737,041
Miscellaneous Manufacturing Total		5,962,623
Packaging & Containers – 0.1%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	370,000	384,800
Crown Americas LLC & Crown Americas Capital Corp. II
7.625% 05/15/17 (b)	245,000	255,412
Graphic Packaging International, Inc.
9.500% 06/15/17	220,000	234,850
Packaging & Containers Total		875,062
Transportation – 0.8%
BNSF Funding Trust I
6.613% 12/15/55 (01/15/26) (c)(d)	2,965,000	2,879,756
Bristow Group, Inc.
7.500% 09/15/17	415,000	419,150
Kansas City Southern de Mexico SA de CV
7.625% 12/01/13	295,000	301,637
Navios Maritime Holdings, Inc.
9.500% 12/15/14	205,000	206,538
RailAmerica, Inc.
9.250% 07/01/17	180,000	191,925
Ship Finance International Ltd.
8.500% 12/15/13	120,000	118,800
Stena AB
7.500% 11/01/13	25,000	25,625
Teekay Corp.
8.500% 01/15/20	260,000	271,700
Union Pacific Corp.
5.700% 08/15/18	2,775,000	2,920,227
6.650% 01/15/11	2,635,000	2,748,284
Transportation Total		10,083,642
Industrials Total		30,914,286

	Par (a)	Value ($)
Technology – 0.5%
Computers – 0.0%
Seagate Technology International
10.000% 05/01/14 (b)	145,000	164,212
Computers Total		164,212
Networking Products – 0.3%
Cisco Systems, Inc.
5.900% 02/15/39	3,315,000	3,365,567
Networking Products Total		3,365,567
Semiconductors – 0.0%
Amkor Technology, Inc.
9.250% 06/01/16	140,000	147,700
Freescale Semiconductor, Inc.
12.500% 12/15/14 (c)(h)	121,801	125,128
Semiconductors Total		272,828
Software – 0.2%
Oracle Corp.
6.500% 04/15/38	2,440,000	2,693,221
Software Total		2,693,221
Technology Total		6,495,828
Utilities – 3.7%
Electric – 3.0%
AEP Texas Central Co.
6.650% 02/15/33	2,830,000	2,960,455
AES Corp.
8.000% 10/15/17	1,175,000	1,192,625
Calpine Construction Finance Co. LP
8.000% 06/01/16 (b)	295,000	301,638
CMS Energy Corp.
6.875% 12/15/15	160,000	170,529
Commonwealth Edison Co.
5.900% 03/15/36	815,000	827,256
5.950% 08/15/16	3,430,000	3,759,698
6.950% 07/15/18	1,630,000	1,798,581
Consolidated Edison Co. of New York, Inc.
6.750% 04/01/38	1,900,000	2,143,483
DTE Energy Co.
7.625% 05/15/14	2,540,000	2,889,618
Exelon Generation Co. LLC
6.200% 10/01/17	3,000,000	3,264,840
FPL Energy National Wind LLC
5.608% 03/10/24 (b)	450,587	451,569
Hydro Quebec
8.500% 12/01/29	1,510,000	1,991,294
Intergen NV
9.000% 06/30/17 (b)	460,000	473,800

See Accompanying Notes to Financial Statements.

25

Columbia Total Return Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Ipalco Enterprises, Inc.
7.250% 04/01/16 (b)	310,000	321,625
MidAmerican Energy Holdings Co.
5.000% 02/15/14	3,300,000	3,500,317
Mirant North America LLC
7.375% 12/31/13	485,000	483,788
Niagara Mohawk Power Corp.
4.881% 08/15/19 (b)	4,910,000	4,876,229
NRG Energy, Inc.
7.375% 02/01/16	1,110,000	1,101,675
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	515,000	463,500
Oncor Electric Delivery Co.
5.950% 09/01/13	3,110,000	3,396,257
Southern Co.
4.150% 05/15/14	1,270,000	1,325,524
Windsor Financing LLC
5.881% 07/15/17 (b)	1,199,201	949,072
Electric Total		38,643,373
Gas – 0.7%
Atmos Energy Corp.
6.350% 06/15/17	2,065,000	2,220,773
8.500% 03/15/19	2,540,000	3,116,237
Centerpoint Energy, Inc.
5.950% 02/01/17	295,000	305,266
Nakilat, Inc.
6.067% 12/31/33 (b)	1,915,000	1,742,822
Sempra Energy
6.500% 06/01/16	1,410,000	1,575,232
Gas Total		8,960,330
Utilities Total		47,603,703
Total Corporate Fixed-Income Bonds & Notes (cost of $503,967,346)		520,212,864
Mortgage-Backed Securities – 20.9%
Federal Home Loan Mortgage Corp.
4.500% 09/01/24	8,136,885	8,450,992
4.500% 11/01/24	34,790,751	36,133,775
5.596% 08/01/37 (04/01/10) (c)(d)	5,384,964	5,696,239
5.631% 06/01/37 (04/01/10) (c)(d)	4,056,603	4,293,711
5.703% 06/01/36 (04/01/10) (c)(d)	3,745,366	3,941,617
6.000% 05/01/17	50,781	55,081
6.000% 02/01/39	3,502,116	3,761,895
8.000% 04/01/10	92	93
8.500% 11/01/26	129,288	151,225

	Par (a)	Value ($)
Federal National Mortgage Association
3.199% 08/01/36 (04/01/10) (c)(d)	30,238	31,392
4.000% 03/01/39	8,534,395	8,283,347
4.000% 10/01/39	9,881,827	9,590,153
4.000% 12/01/39	3,379,154	3,279,414
4.500% 07/01/24	6,048,684	6,283,126
4.500% 11/01/24	8,789,549	9,130,224
4.500% 02/01/39	31,664,934	31,772,825
4.680% 09/01/19	6,925,000	7,157,800
5.534% 10/01/37 (04/01/10) (c)(d)	4,230,439	4,427,620
5.858% 07/01/37 (04/01/10) (c)(d)	628,294	662,812
5.862% 07/01/32 (04/01/10) (c)(d)	160,322	170,607
5.943% 06/01/32 (04/01/10) (c)(d)	11,672	12,441
6.000% 05/01/37	13,213,424	14,058,044
6.000% 05/01/38	2,166,854	2,304,347
6.000% 08/01/38	26,630,842	28,320,639
6.000% 12/01/38	11,214,379	11,925,961
7.000% 10/01/11	28,819	29,923
10.000% 09/01/18	46,733	52,671
TBA,
4.500% 04/01/40 (j)	44,200,000	44,296,710
Government National Mortgage Association
4.500% 07/15/39	20,702,928	20,990,620
4.500% 02/15/40	3,994,821	4,050,334
7.000% 01/15/30	671,647	753,974
7.500% 12/15/23	646,242	729,423
7.500% 07/20/28	262,103	295,151
8.000% 05/15/17	7,412	8,279
8.500% 02/15/25	73,592	85,115
13.000% 01/15/11	220	228
13.000% 02/15/11	256	263
Total Mortgage-Backed Securities (cost of $271,337,845)		271,188,071
Commercial Mortgage-Backed Securities – 20.0%
Bear Stearns Commercial Mortgage Securities
4.740% 03/13/40	640,000	667,795
4.830% 08/15/38	3,530,000	3,692,818
4.933% 02/13/42 (04/01/10) (c)(d)	6,960,000	7,211,137
5.201% 12/11/38	4,315,000	4,313,337
5.540% 09/11/41	1,765,000	1,817,266
5.694% 09/11/38 (04/01/10) (c)(d)	482,000	518,765

See Accompanying Notes to Financial Statements.

26

Columbia Total Return Bond Fund

March 31, 2010

Commercial Mortgage-Backed Securities (continued)
	Par (a)	Value ($)
5.719% 06/11/40 (04/01/10) (c)(d)	6,870,000	6,781,442
5.719% 06/11/40 (04/01/10) (c)(d)	3,925,000	4,086,857
5.742% 09/11/42 (04/01/10) (c)(d)	7,990,000	8,229,410
6.480% 02/15/35	10,764,882	11,085,398
Chase Commercial Mortgage Securities Corp.
5.857% 02/12/16 (04/01/10) (b)(c)(d)	13,600,000	14,094,522
Credit Suisse First Boston Mortgage Securities Corp.
I.O.,
1.068% 03/15/36 (04/01/10) (b)(c)(d)	25,297,849	792
Credit Suisse Mortgage Capital Certificates
5.723% 06/15/39 (04/01/10) (c)(d)	7,635,000	6,877,560
5.826% 06/15/38 (04/01/10) (c)(d)	15,000,000	15,140,083
CW Capital Cobalt Ltd.
5.820% 05/15/46 (04/01/10) (c)(d)	12,350,000	11,693,031
GE Capital Commercial Mortgage Corp.
5.189% 07/10/39 (04/01/10) (c)(d)	14,309,000	14,887,335
GMAC Commercial Mortgage Securities, Inc.
I.O.,
0.655% 04/10/40 (04/01/10) (b)(c)(d)	23,840,005	100,269
I.O.,
1.112% 07/15/29 (04/01/10) (c)(d)	7,731,375	368,469
Greenwich Capital Commercial Funding Corp.
4.533% 01/05/36	1,666,000	1,699,997
5.317% 06/10/36 (04/01/10) (c)(d)	7,855,000	8,259,039
5.886% 07/10/38 (04/01/10) (c)(d)	9,540,000	9,725,231
GS Mortgage Securities Corp. II
5.805% 08/10/45 (04/01/10) (c)(d)	16,355,000	15,153,171
JPMorgan Chase Commercial Mortgage Securities Corp.
I.O.,
0.169% 10/15/42 (04/01/10) (c)(d)	80,989,384	396,370
5.050% 12/12/34	8,110,000	8,518,170
5.440% 06/12/47	5,025,000	4,911,408
6.068% 02/12/51	2,336,000	2,093,241
LB-UBS Commercial Mortgage Trust
5.084% 02/15/31	10,080,000	10,234,869

	Par (a)		Value ($)
5.430% 02/15/40		4,585,000	4,412,300
5.866% 09/15/45 (04/11/10) (c)(d)		6,000,000	5,906,246
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.300% 12/15/30 (04/01/10) (c)(d)		21,963,145	454,863
Merrill Lynch Mortgage Trust
4.747% 06/12/43 (04/01/10) (c)(d)		6,450,000	6,542,882
Morgan Stanley Capital I
4.970% 12/15/41		9,194,000	9,641,901
Morgan Stanley Dean Witter Capital I
4.920% 03/12/35		2,960,000	3,079,368
5.080% 09/15/37		5,755,000	6,034,424
Wachovia Bank Commercial Mortgage Trust
I.O.,
0.251% 03/15/42 (04/01/10) (b)(c)(d)		257,831,317	1,411,962
5.037% 03/15/42		4,549,985	4,742,276
5.209% 10/15/44 (04/01/10) (c)(d)		12,960,000	13,343,633
5.239% 07/15/41 (04/01/10) (c)(d)		1,205,000	1,238,598
5.418% 01/15/45 (04/01/10) (c)(d)		9,000,000	9,123,241
5.609% 03/15/45 (04/01/10) (c)(d)		5,635,000	4,887,054
5.726% 06/15/45		2,021,768	2,037,277
5.765% 07/15/45 (04/01/10) (c)(d)		9,090,000	9,265,076
6.413% 04/15/34		5,000,000	5,329,209
Total Commercial Mortgage-Backed Securities (cost of $243,444,584)			260,008,092
Government & Agency Obligations – 11.5%
Foreign Government Obligations – 3.6%
Belgium Government Bond
3.250% 09/28/16	EUR	150,000	208,260
3.750% 09/28/15	EUR	650,000	934,654
Canada Housing Trust No. 1
4.000% 06/15/12	CAD	760,000	779,396
Eksportfinans A/S
1.600% 03/20/14	JPY	390,000,000	4,300,383
1.800% 06/21/10	JPY	210,000,000	2,250,926

See Accompanying Notes to Financial Statements.

27

Columbia Total Return Bond Fund

March 31, 2010

Government & Agency Obligations (continued)
	Par (a)		Value ($)
European Investment Bank
0.026% 09/21/11 (06/21/10) (c)(d)	JPY	120,000,000	1,278,409
1.250% 09/20/12	JPY	50,000,000	547,072
1.400% 06/20/17	JPY	68,300,000	748,976
5.500% 12/07/11	GBP	190,000	308,597
Federal Republic of Germany
4.250% 07/04/17	EUR	3,210,000	4,767,803
Government of Canada
4.000% 06/01/16	CAD	415,000	428,696
Government of Japan
1.500% 09/20/14	JPY	90,000,000	1,004,915
1.500% 09/20/18	JPY	61,500,000	675,679
Kingdom of Denmark
4.000% 11/15/17	DKK	1,570,000	302,359
Kingdom of Netherlands
4.000% 07/15/16	EUR	650,000	946,726
Kingdom of Norway
6.000% 05/16/11	NOK	3,030,000	530,413
Kingdom of Sweden
3.750% 08/12/17	SEK	2,700,000	395,312
Kreditanstalt fuer Wiederaufbau
4.375% 03/15/18		4,210,000	4,365,753
Nordic Investment Bank
1.700% 04/27/17	JPY	330,000,000	3,696,826
Province of Quebec
5.125% 11/14/16		3,060,000	3,350,887
Republic of Austria
4.300% 09/15/17 (b)	EUR	300,000	439,779
Republic of Finland
5.375% 07/04/13	EUR	290,000	438,292
Republic of France
3.000% 10/25/15	EUR	1,640,000	2,272,348
4.250% 04/25/19	EUR	1,360,000	1,982,274
Republic of Italy
5.250% 08/01/17	EUR	2,185,000	3,348,251
5.375% 06/12/17		2,075,000	2,230,034
Republic of Poland
6.250% 10/24/15	PLN	1,000,000	368,598
Republic of Spain
4.400% 01/31/15	EUR	730,000	1,060,958
Svensk Exportkredit AB
5.125% 03/01/17		310,000	337,274
Treasury Corp. of Victoria
5.750% 11/15/16	AUD	175,000	158,047
6.000% 06/15/20	AUD	180,000	162,247
United Kingdom Treasury
5.000% 03/07/25	GBP	1,110,000	1,802,165
8.000% 09/27/13	GBP	450,000	821,764
Foreign Government Obligations Total			47,244,073

U.S. Government Agencies – 3.8%
Federal Home Loan Bank
0.700% 06/23/11	19,835,000	19,831,509
Resolution Funding Corp., STRIPS
(k) 10/15/19	18,425,000	12,005,988
(k) 10/15/20	17,795,000	10,869,916
	Par (a)	Value ($)
(k) 01/15/30	17,000,000	5,998,093
U.S. Government Agencies Total		48,705,506
U.S. Government Obligations – 4.1%
U.S. Treasury Bond
4.375% 11/15/39	1,745,000	1,650,116
U.S. Treasury Notes
0.875% 01/31/12 (l)	22,165,000	22,139,023
1.375% 02/15/13	16,925,000	16,845,656
2.375% 02/28/15 (m)	6,734,000	6,687,737
3.375% 11/15/19	2,830,000	2,730,729
3.625% 02/15/20	3,120,000	3,066,863
U.S. Government Obligations Total		53,120,124
Total Government & Agency Obligations (cost of $147,853,813)		149,069,703
Asset-Backed Securities – 6.7%
Ally Auto Receivables Trust
1.450% 05/15/14	1,500,000	1,499,850
American Express Credit Account Master Trust
0.510% 01/15/13 (04/15/10) (b)(c)(d)	2,380,000	2,375,432
AmeriCredit Automobile Receivables Trust
0.970% 01/15/13	6,050,000	6,050,898
Bombardier Capital Mortgage Securitization Corp.
6.230% 04/15/28	81,098	76,455
Capital One Multi-Asset Execution Trust
1.330% 04/15/13 (04/15/10) (c)(d)	3,845,000	3,852,911
Carmax Auto Owner Trust
5.270% 11/15/12	12,500,000	13,052,980
Chrysler Financial Lease Trust
1.780% 06/15/11 (b)	2,355,000	2,354,031
Citibank Credit Card Issuance Trust
6.300% 06/20/14	275,000	290,956
6.950% 02/18/14	955,000	1,018,530
Contimortgage Home Equity Trust
6.880% 01/15/28	94,858	70,366
Daimler Chrysler Auto Trust
4.940% 02/08/12	7,622,943	7,723,088

See Accompanying Notes to Financial Statements.

28

Columbia Total Return Bond Fund

March 31, 2010

Asset-Backed Securities (continued)
	Par (a)	Value ($)
Discover Card Master Trust
0.550% 01/15/13 (04/15/10) (c)(d)	5,778,700	5,757,760
0.597% 06/15/15	1,375,000	1,366,169
1.530% 12/15/14 (04/15/10) (c)(d)	2,865,000	2,893,511
1.530% 02/17/15 (04/15/10) (c)(d)	2,350,000	2,391,773
First Alliance Mortgage Loan Trust
7.625% 07/25/25	576,400	415,153
Ford Credit Auto Owner Trust
4.950% 03/15/13	7,500,000	7,931,383
5.160% 04/15/13	5,650,000	6,016,801
Franklin Auto Trust
5.360% 05/20/16	3,200,000	3,314,017
7.160% 05/20/16 (b)	2,100,000	2,273,880
IMC Home Equity Loan Trust
7.500% 04/25/26	167,839	167,399
Long Beach Auto Receivables Trust
4.250% 04/15/12	1,507,186	1,508,708
Money Store Home Equity Trust
0.530% 08/15/29 (04/15/10) (c)(d)	3,101,429	1,428,023
Morgan Stanley Mortgage Loan Trust
0.366% 10/25/36 (04/26/10) (c)(d)	137,324	135,147
Popular ABS Mortgage Pass-Through Trust
0.446% 02/25/36 (04/26/10) (c)(d)	484,086	482,164
SACO I, Inc.
0.446% 04/25/35 (04/26/10) (b)(c)(d)	291,667	120,210
SLM Student Loan Trust
0.317% 03/15/17 (06/15/10) (c)(d)	1,346,841	1,335,746
0.337% 12/15/20 (06/15/10) (c)(d)	9,792,000	9,630,689
Soundview Home Equity Loan Trust
0.546% 11/25/35 (04/26/10) (c)(d)	1,578,452	1,411,264
Total Asset-Backed Securities (cost of $87,260,235)		86,945,294
Municipal Bonds – 0.9%
California – 0.4%
CA State
Series 2009,
7.550% 04/01/39	2,875,000	2,989,598

	Par (a)	Value ($)
CA Los Angeles Unified School District
Series 2009,
5.750% 07/01/34	2,665,000	2,452,919
California Total		5,442,517
New York – 0.5%
NY Triborough Bridge & Tunnel Authority
Series 2008 C,
5.000% 11/15/38	5,525,000	5,768,542
New York Total		5,768,542
Total Municipal Bonds (cost of $10,878,042)		11,211,059
Collateralized Mortgage Obligations – 0.5%
Non-Agency – 0.5%
Bear Stearns Alt-A Trust
0.526% 01/25/35 (04/26/10) (c)(d)	1,517,609	1,116,115
3.200% 10/25/33 (04/25/10) (c)(d)	1,347,575	1,194,167
Citigroup Mortgage Loan Trust, Inc.
5.611% 09/25/37 (04/01/10) (c)(d)	4,027,124	2,457,432
Morgan Stanley Mortgage Loan Trust
0.466% 02/25/47 (04/26/10) (c)(d)	7,463,033	1,701,730
Sequoia Mortgage Trust
1.120% 07/20/34 (04/20/10) (c)(d)	1,969,112	516,056
Non-Agency Total		6,985,500
Total Collateralized Mortgage Obligations (cost of $16,344,340)		6,985,500
Preferred Stock – 0.0%
	Shares
Communications – 0.0%
Media – 0.0%
CMP Susquehanna Radio Holdings Corp., Series A (b)(e)(n)	6,343	63
Media Total		63
Communications Total		63
Total Preferred Stock (cost of $63)		63

See Accompanying Notes to Financial Statements.

29

Columbia Total Return Bond Fund

March 31, 2010

Warrants – 0.0%
	Units	Value ($)
Financials – 0.0%
CNB Capital Trust I
Expires 03/23/19 (e)(n)	7,248	72
Financials Total		72
Total Warrants (cost of $72)		72
Securities Lending Collateral – 0.5%
	Shares
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.219%) (o)	5,792,568	5,792,568
Total Securities Lending Collateral (cost of $5,792,568)		5,792,568
Short-Term Obligation – 1.9%
	Par (a)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Government Agency obligation maturing 09/05/13, market value $25,247,963 (repurchase proceeds $24,750,000)	24,750,000	24,750,000
Total Short-Term Obligation (cost of $24,750,000)		24,750,000
Total Investments – 103.0% (cost of $1,311,628,908) (p)		1,336,163,286
Obligation to Return Collateral for Securities Loaned – (0.5)%		(5,792,568)
Other Assets & Liabilities, Net – (2.5)%		(33,150,599)
Net Assets – 100.0%		1,297,220,119

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid except for the following, amounted to $103,812,578, which represents 8.0% of net assets.

Security	Acquisition Date	Par/ Shares	Cost	Value
CMP Susquehanna Radio Holdings Corp., Series A, Preferred Stock	04/01/09	6,343	$63	$63
Local TV Finance LLC, PIK, 9.250% 06/15/15	05/07/07	$187,425	$176,547	$117,658
Qatar Petroleum, 5.579% 05/30/11	05/26/05	$828,499	$828,499	$851,072
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/28/07	$325,000	$329,010	$302,920
				$1,271,713

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2010, the value of these securities amounted to $4,131,540, which represents 0.3% of net assets.

(f)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of these securities amounted to $4,169,340, which represents 0.3% of net assets.

(g)  Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc., 5.700% 05/02/17	$2,093,123	$—	$—	$201,495	$3,513,772
Merrill Lynch & Co., Inc., 6.150% 04/25/13	3,879,355	—	1,410,103	251,802	3,547,733
Merrill Lynch & Co., Inc., 7.750% 05/14/38	1,326,750	—	—	173,213	2,477,433
Total	$7,299,228	$—	$1,410,103	$626,510	$9,538,938

(h)  Loan participation agreement.

(i)  The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of this security represents less than 0.1% of net assets.

(j)  Security purchased on a delayed delivery basis.

(k)  Zero coupon bond.

(l)  The security or a portion of the security is pledged as collateral for open futures contracts. At March 31, 2010, the total market value of securities pledged amounted to $2,996,400.

(m)  All or a portion of this security was on loan at March 31, 2010. The total market value of securities on loan at March 31, 2010 is $5,686,807.

(n)  Non-income producing security.

(o)  Investment made with cash collateral received from securities lending activity.

(p)  Cost for federal income tax purposes is $1,313,081,797.

See Accompanying Notes to Financial Statements.

30

Columbia Total Return Bond Fund

March 31, 2010

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$29,573,834	$—	$29,573,834
Communications	—	43,690,273	15,930	43,706,203
Consumer Cyclical	—	29,091,786	2,726,977	31,818,763
Consumer Non-Cyclical	—	59,519,781	—	59,519,781
Diversified	—	1,306,688	—	1,306,688
Energy	—	68,154,538	—	68,154,538
Financials	—	201,119,240	—	201,119,240
Industrials	—	30,914,286	—	30,914,286
Technology	—	6,495,828	—	6,495,828
Utilities	—	47,603,703	—	47,603,703
Total Corporate Fixed-Income Bonds & Notes	—	517,469,957	2,742,907	520,212,864
Total Mortgage-Backed Securities	44,296,710	226,891,361	—	271,188,071
Total Commercial Mortgage-Backed Securities	—	260,008,092	—	260,008,092
Government & Agency Obligations
Foreign Government Obligations	—	47,244,073	—	47,244,073
U.S. Government Agencies	—	48,705,506	—	48,705,506
U.S. Government Obligations	53,120,124	—	—	53,120,124
Total Government & Agency Obligations	53,120,124	95,949,579	—	149,069,703

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Asset-Backed Securities	$—	$86,945,294	$—	$86,945,294
Total Municipal Bonds	—	11,211,059	—	11,211,059
Total Collateralized Mortgage Obligations	—	6,985,500	—	6,985,500
Total Preferred Stock	—	—	63	63
Total Warrants	—	—	72	72
Total Securities Lending Collateral	5,792,568	—	—	5,792,568
Total Short-Term Obligation	—	24,750,000	—	24,750,000
Total Investments	103,209,402	1,230,210,842	2,743,042	1,336,163,286
Value of Credit Default Swap Contracts – Appreciation	—	94,129	—	94,129
Value of Credit Default Swap Contracts – Depreciation		(679,113)		(679,113)
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	19,656	—	19,656
Unrealized Appreciation on Futures Contracts	634,402	—		634,402
Unrealized Depreciation on Futures Contracts	(1,442,152)	—	—	(1,442,152)
Total	$102,401,652	$1,229,645,514	$2,743,042	$1,334,790,208

The following table reconciles asset balances for the year ended March 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of March 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2010
Corporate Fixed-Income Bonds & Notes
Communications	$12,150	$457	$—	$3,323	$—	$—	$—	$—	$15,930
Consumer Cyclical	1,792,878	16,265	6,894	717,045	347,450	(153,555)	—	—	2,726,977
Preferred Stocks	63	—	—	—	—	—	—	—	63
Warrants	73	—	—	(1)	—	—	—	—	72
	$1,805,164	$16,722	$6,894	$720,367	$347,450	$(153,555)	$—	$—	$2,743,042

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at March 31, 2010 which were valued using significant unobservable inputs (Level 3) amounted to $720,367. This amount is included in net changes in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

31

Columbia Total Return Bond Fund

March 31, 2010

Forward foreign currency exchange contracts outstanding on March 31, 2010 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$87,792	$88,281	04/09/10	$489
EUR	337,665	343,856	04/15/10	6,191
EUR	182,341	182,524	04/22/10	183
JPY	192,543	198,369	04/14/10	5,826
JPY	192,551	199,440	04/22/10	6,889
JPY	187,209	187,287	04/28/10	78
				$19,656

At March 31, 2010, the Fund has entered into the following credit default swap contracts:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	Toll Brothers, Inc. 5.150% 05/15/15	Buy	1.000%	09/20/14	$4,100,000	$14,252	$50,543
Barclays Capital	Toll Brothers, Inc. 5.150% 05/15/15	Buy	1.000%	09/20/14	5,165,000	40,574	43,586
Barclays Capital	The Home Depot, Inc.	Buy	1.000%	03/20/15	5,500,000	(26,109)	(66,374)
Barclays Capital	Limited Brands, Inc.	Buy	1.000%	03/20/15	5,000,000	279,239	(100,012)
Barclays Capital	Macy's, Inc.	Buy	1.000%	03/20/15	4,365,000	224,492	(85,476)
Barclays Capital	Textron, Inc.	Buy	1.000%	03/20/15	3,000,000	95,390	(84)
Barclays Capital	D.R. Horton, Inc.	Buy	1.000%	03/20/15	6,000,000	261,866	(32,458)
BNP Paribas	Marriott International, Inc.	Buy	1.000%	03/20/15	6,280,000	58,332	(57,818)
Credit Suisse First Boston	Textron, Inc.	Buy	1.000%	03/20/15	3,280,000	111,555	(7,264)
JPMorgan	D.R. Horton, Inc.	Buy	1.000%	03/20/15	5,800,000	253,112	(31,488)
JPMorgan	Macy's, Inc.	Buy	1.000%	03/20/15	8,000,000	429,112	(173,711)
Morgan Stanley	Limited Brands, Inc.	Buy	1.000%	03/20/15	5,700,000	268,715	(66,824)
Morgan Stanley	The Home Depot, Inc.	Buy	1.000%	03/20/15	6,200,000	(46,941)	(57,604)
							$(584,984)

At March 31, 2010, the Fund held the following open long futures contracts:

Risk Exposure/Type

Interest Rate Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Notes	250	$54,238,282	$54,340,641	June 2010	$(102,359)
5-Year U.S. Treasury Notes	456	52,368,750	52,312,873	June 2010	55,877
30-Year U.S. Treasury Notes	180	20,902,500	21,054,960	June 2010	(152,460)
					$(198,942)

At March 31, 2010, the Fund held the following open short futures contracts:

Risk Exposure/Type

Interest Rate Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Notes	1,718	$199,717,500	$198,530,167	June-10	$(1,187,333)
Ultra Long U.S. Treasury Bonds	300	35,990,625	36,569,150	June-10	578,525
					$(608,808)

See Accompanying Notes to Financial Statements.

32

Columbia Total Return Bond Fund

March 31, 2010

At March 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	40.1
Mortgage-Backed Securities	20.9
Commercial Mortgage-Backed Securities	20.0
Government & Agency Obligations	11.5
Asset-Backed Securities	6.7
Municipal Bonds	0.9
Collateralized Mortgage Obligations	0.5
Preferred Stock	0.0	*
Warrants	0.0	*
	100.6
Securities Lending Collateral	0.5
Short-Term Obligation	1.9
Obligation to Return Collateral for Securities Loaned	(0.5)
Other Assets & Liabilities, Net	(2.5)
	100.0

*  Rounds to less than 0.1%

Acronym	Name
AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

I.O.	Interest Only

JPY	Japanese Yen

NOK	Norwegian Krone

PIK	Payment-In-Kind

PLN	Polish Zloty

SEK	Swedish Krona

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

33

Investment Portfolio – Columbia Short Term Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes – 28.5%
	Par ($)	Value ($)
Basic Materials – 0.9%
Chemicals – 0.2%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	5,465,000	5,918,223
Chemicals Total		5,918,223
Iron/Steel – 0.4%
ArcelorMittal USA, Inc.
6.500% 04/15/14	5,900,000	6,395,376
Nucor Corp.
5.000% 06/01/13	2,504,000	2,705,587
Iron/Steel Total		9,100,963
Metals & Mining – 0.3%
Vale Inco Ltd.
7.750% 05/15/12	6,235,000	6,829,738
Metals & Mining Total		6,829,738
Basic Materials Total		21,848,924
Communications – 3.6%
Media – 1.2%
Comcast Corp.
5.300% 01/15/14	6,100,000	6,558,543
5.500% 03/15/11	2,885,000	3,001,514
News America, Inc.
5.300% 12/15/14	4,775,000	5,232,063
Time Warner, Inc.
6.875% 05/01/12	7,235,000	7,958,175
Viacom, Inc.
4.375% 09/15/14	6,405,000	6,617,588
Media Total		29,367,883
Telecommunication Services – 2.4%
America Movil S.A. de C.V.
5.500% 03/01/14	7,420,000	8,018,586
AT&T, Inc.
4.950% 01/15/13	14,375,000	15,441,510
British Telecommunications PLC
5.150% 01/15/13	6,505,000	6,878,166
Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	10,000,000	10,928,420
Deutsche Telekom International Finance BV
8.500% 06/15/10	5,000,000	5,073,935
Telefonica Emisiones SAU
0.580% 02/04/13 (05/04/10) (a)(b)	10,875,000	10,638,588
Telecommunication Services Total		56,979,205
Communications Total		86,347,088

	Par ($)	Value ($)
Consumer Cyclical – 0.3%
Retail – 0.3%
CVS Caremark Corp.
5.750% 08/15/11	5,997,000	6,339,741
Retail Total		6,339,741
Consumer Cyclical Total		6,339,741
Consumer Non-Cyclical – 3.8%
Beverages – 1.3%
Anheuser-Busch InBev Worldwide, Inc.
2.500% 03/26/13 (c)	8,500,000	8,516,397
Bottling Group LLC
6.950% 03/15/14	7,425,000	8,595,989
Diageo Capital PLC
5.200% 01/30/13	4,985,000	5,394,059
Diageo Finance BV
3.875% 04/01/11	2,585,000	2,656,726
Miller Brewing Co.
5.500% 08/15/13 (c)	3,236,000	3,464,630
SABMiller PLC
5.700% 01/15/14 (c)	2,360,000	2,578,470
Beverages Total		31,206,271
Food – 0.8%
ConAgra Foods, Inc.
5.875% 04/15/14	6,840,000	7,509,533
HJ Heinz Finance Co.
6.000% 03/15/12	5,110,000	5,523,746
6.625% 07/15/11	652,000	694,666
Kraft Foods, Inc.
2.625% 05/08/13	6,650,000	6,699,995
Food Total		20,427,940
Healthcare Services – 0.6%
Roche Holdings, Inc.
4.500% 03/01/12 (c)	9,000,000	9,514,368
UnitedHealth Group, Inc.
5.500% 11/15/12	3,641,000	3,937,410
Healthcare Services Total		13,451,778
Pharmaceuticals – 1.1%
Abbott Laboratories
5.600% 05/15/11	8,075,000	8,486,187
Express Scripts, Inc.
5.250% 06/15/12	5,795,000	6,178,942
Merck & Co., Inc.
1.875% 06/30/11	2,900,000	2,927,590
Pfizer, Inc.
4.450% 03/15/12	1,000,000	1,059,992

See Accompanying Notes to Financial Statements.

34

Columbia Short Term Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Wyeth
6.950% 03/15/11	7,031,000	7,457,360
Pharmaceuticals Total		26,110,071
Consumer Non-Cyclical Total		91,196,060
Energy – 2.6%
Oil & Gas – 1.3%
Canadian Natural Resources Ltd.
5.450% 10/01/12	4,100,000	4,407,853
6.700% 07/15/11	2,000,000	2,132,798
Conoco Funding Co.
6.350% 10/15/11	10,500,000	11,326,497
Occidental Petroleum Corp.
6.750% 01/15/12	2,750,000	3,005,882
Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% 09/30/12 (c)	9,250,000	9,708,920
Oil & Gas Total		30,581,950
Oil & Gas Services – 0.3%
Weatherford International Ltd.
5.150% 03/15/13	6,885,000	7,315,842
Oil & Gas Services Total		7,315,842
Pipelines – 1.0%
Energy Transfer Partners LP
8.500% 04/15/14	4,500,000	5,234,985
Plains All American Pipeline LP
4.250% 09/01/12	5,500,000	5,714,159
TransCanada Pipelines Ltd.
8.625% 05/15/12	5,850,000	6,653,334
Williams Partners LP
3.800% 02/15/15 (c)	7,000,000	6,987,442
Pipelines Total		24,589,920
Energy Total		62,487,712
Financials – 12.6%
Banks – 9.0%
ANZ National International Ltd.
6.200% 07/19/13 (c)	12,735,000	14,034,543
Bank of New York Mellon Corp.
4.950% 11/01/12	2,625,000	2,846,015
5.125% 08/27/13	5,760,000	6,285,928
Barclays Bank PLC
3.900% 04/07/15 (d)	15,325,000	15,359,481

	Par ($)	Value ($)
Capital One Financial Corp.
6.250% 11/15/13	9,160,000	10,027,021
Citigroup, Inc.
5.500% 10/15/14	14,000,000	14,488,684
6.500% 08/19/13	2,000,000	2,156,024
Comerica Bank
0.330% 05/10/10 (04/12/10) (a)(b)	7,007,000	7,005,634
0.362% 05/26/11 (05/26/10) (a)(b)	1,590,000	1,561,733
0.362% 05/24/11 (05/24/10) (a)(b)	2,000,000	1,970,194
Commonwealth Bank of Australia
3.750% 10/15/14 (c)	13,000,000	13,178,347
Credit Suisse/New York NY
5.000% 05/15/13	12,300,000	13,219,757
Deutsche Bank AG London
4.875% 05/20/13	13,150,000	14,091,869
Goldman Sachs Group, Inc.
5.300% 02/14/12	6,325,000	6,732,406
ING Bank NV
0.881% 01/13/12 (04/13/10) (a)(b)(c)	12,500,000	12,473,575
JPMorgan Chase & Co.
0.902% 02/26/13 (05/26/10) (a)(b)	19,000,000	19,096,634
Keycorp
6.500% 05/14/13	7,925,000	8,463,179
Merrill Lynch & Co., Inc.
6.150% 04/25/13 (e)	2,000,000	2,153,404
Morgan Stanley
5.625% 01/09/12	2,800,000	2,965,665
6.600% 04/01/12	2,255,000	2,446,605
Svenska Handelsbanken AB
2.875% 09/14/12 (c)	10,000,000	10,189,460
U.S. Bank N.A.
6.300% 02/04/14	11,200,000	12,490,442
UBS AG/Stamford CT
1.352% 02/23/12 (05/24/10) (a)(b)	8,200,000	8,239,007
Wachovia Corp.
0.439% 08/01/13 (05/04/10) (a)(b)	11,010,000	10,686,757
2.019% 05/01/13 (05/01/10) (a)(b)	6,440,000	6,625,408
Banks Total		218,787,772
Diversified Financial Services – 1.4%
General Electric Capital Corp.
0.379% 11/01/12 (05/04/10) (a)(b)	27,010,000	26,474,068

See Accompanying Notes to Financial Statements.

35

Columbia Short Term Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
0.379% 08/02/12 (05/04/10) (a)(b)	4,876,000	4,789,612
Lehman Brothers Holdings, Inc.
3.950% 11/10/09 (f)(g)	5,365,000	1,267,481
Diversified Financial Services Total		32,531,161
Insurance – 1.6%
Berkshire Hathaway Finance Corp.
5.000% 08/15/13	4,400,000	4,805,148
CNA Financial Corp.
5.850% 12/15/14	6,585,000	6,700,613
Lincoln National Corp.
4.750% 02/15/14	1,855,000	1,894,630
5.650% 08/27/12	5,300,000	5,626,088
Metropolitan Life Global Funding I
5.125% 04/10/13 (c)	8,650,000	9,286,614
Principal Life Income Funding Trusts
0.429% 11/08/13 (05/10/10) (a)(b)	4,500,000	4,300,609
Prudential Financial, Inc.
3.625% 09/17/12	2,000,000	2,056,878
4.500% 07/15/13	3,750,000	3,920,636
Insurance Total		38,591,216
Real Estate Investment Trusts (REITs) – 0.6%
Duke Realty LP
7.375% 02/15/15	6,340,000	6,846,629
Simon Property Group LP
4.900% 01/30/14	7,760,000	8,126,637
Real Estate Investment Trusts (REITs) Total		14,973,266
Financials Total		304,883,415
Industrials – 1.7%
Aerospace & Defense – 0.1%
United Technologies Corp.
6.100% 05/15/12	1,719,000	1,879,938
6.350% 03/01/11	2,000,000	2,098,126
Aerospace & Defense Total		3,978,064
Machinery – 0.3%
John Deere Capital Corp.
4.500% 04/03/13	6,215,000	6,635,420
Machinery Total		6,635,420
Miscellaneous Manufacturing – 0.7%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	6,002,000	7,277,641
Tyco International Group SA
6.375% 10/15/11	8,745,000	9,422,126
Miscellaneous Manufacturing Total		16,699,767

	Par ($)	Value ($)
Commercial Services – 0.3%
Yale University
2.900% 10/15/14	7,000,000	7,059,227
Commercial Services Total		7,059,227
Transportation – 0.3%
Burlington Northern Santa Fe Corp.
6.750% 07/15/11	5,405,000	5,750,817
Norfolk Southern Corp.
8.625% 05/15/10	2,205,000	2,223,630
Transportation Total		7,974,447
Industrials Total		42,346,925
Technology – 1.1%
Computers – 0.6%
Hewlett-Packard Co.
2.250% 05/27/11	6,225,000	6,320,753
International Business Machines Corp.
6.500% 10/15/13	8,010,000	9,194,294
Computers Total		15,515,047
Networking & Telecom Equipment – 0.2%
Cisco Systems, Inc.
5.250% 02/22/11	5,095,000	5,302,433
Networking & Telecom Equipment Total		5,302,433
Software – 0.3%
Oracle Corp.
5.000% 01/15/11	6,625,000	6,851,456
Software Total		6,851,456
Technology Total		27,668,936
Utilities – 1.9%
Electric – 1.4%
Consolidated Edison Co. of New York, Inc.
4.875% 02/01/13	5,193,000	5,581,068
5.550% 04/01/14	265,000	288,545
National Rural Utilities Cooperative Finance Corp.
5.500% 07/01/13	9,325,000	10,210,698
Ohio Power Co.
5.750% 09/01/13	5,870,000	6,432,340
Pacific Gas & Electric Co.
4.200% 03/01/11	5,850,000	6,021,855
Virginia Electric Power
5.100% 11/30/12	4,535,000	4,935,989
Electric Total		33,470,495

See Accompanying Notes to Financial Statements.

36

Columbia Short Term Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Gas – 0.5%
Atmos Energy Corp.
5.125% 01/15/13	1,390,000	1,484,132
7.375% 05/15/11	3,875,000	4,127,600
Sempra Energy
8.900% 11/15/13	6,505,000	7,751,631
Gas Total		13,363,363
Utilities Total		46,833,858
Total Corporate Fixed-Income Bonds & Notes (cost of $673,209,099)		689,952,659
Collateralized Mortgage Obligations – 22.0%
Agency – 17.1%
Federal Home Loan Mortgage Corp.
3.100% 08/15/19	5,853,504	5,801,517
3.200% 07/15/19	18,228,996	18,515,224
3.500% 01/15/17	1,848,337	1,898,256
4.000% 09/15/15	674,110	681,854
4.000% 12/15/17	19,774,394	20,542,008
4.000% 12/15/17	10,329,876	10,684,362
4.250% 04/15/33	1,598,993	1,656,611
4.500% 12/15/14	301,484	301,737
4.500% 03/15/17	712,793	731,935
4.500% 11/15/32	7,261,955	7,616,246
4.500% 05/15/39	10,507,726	11,059,826
4.750% 08/15/19	18,740,360	19,525,958
4.750% 08/15/19	20,507,128	21,366,789
5.000% 07/15/17	8,567,458	9,087,792
5.000% 10/15/34	3,313,492	3,480,370
5.000% 12/15/35	13,239,896	13,982,030
5.000% 10/15/36	21,522,785	22,737,376
5.000% 07/15/37	11,309,791	11,954,560
5.125% 10/15/15	1,739,110	1,782,841
5.350% 05/15/29	9,068,516	9,436,913
5.500% 08/15/13	360,055	368,005
5.500% 12/15/19	9,665,075	10,107,680
5.500% 11/15/21	2,479,430	2,538,875
5.500% 04/15/26	1,128,682	1,146,046
5.500% 12/15/26	2,608,114	2,649,577
5.500% 10/15/27	1,925,158	1,952,510
5.500% 06/15/28	1,700,000	1,738,802
5.500% 11/15/28	2,069,753	2,116,349
5.500% 01/15/29	4,688,858	4,825,868
5.500% 10/15/29	2,001,147	2,043,820
5.500% 12/15/31	6,665,682	7,024,208
6.000% 03/15/19	266,099	266,616
6.000% 06/15/25	1,525,256	1,534,193
6.000% 05/15/27	2,710,079	2,724,405

	Par ($)	Value ($)
6.000% 09/15/27	7,052,982	7,153,675
7.000% 06/15/22	79,823	88,604
Federal National Mortgage Association
(i) 05/25/23	854,535	757,079
3.000% 11/25/24	19,769,086	20,104,708
3.500% 03/25/18	7,275,852	7,520,505
4.000% 01/25/19	4,566,644	4,764,540
4.000% 06/25/23	4,024,802	4,172,718
4.250% 03/25/22	3,618,034	3,750,975
4.500% 11/25/21	4,048,051	4,209,579
4.500% 03/25/23	12,428,065	12,992,852
4.500% 12/25/23	9,791,336	10,242,378
5.000% 04/25/16	124,632	124,797
5.000% 12/25/16	2,256,627	2,307,661
5.000% 12/25/17	1,396,919	1,432,379
5.000% 11/25/24	9,823,726	10,285,146
5.000% 04/25/31	1,450,551	1,498,086
5.000% 09/25/33	3,032,077	3,235,852
5.500% 12/25/29	5,247,499	5,489,238
5.500% 06/25/30	1,096,995	1,149,447
5.500% 01/25/33	16,790,142	17,505,026
5.500% 05/25/33	8,309,050	8,786,074
Government National Mortgage Association
4.000% 06/20/37	9,224,462	9,539,365
4.000% 05/16/39	22,289,805	23,154,135
4.000% 08/20/39	11,735,352	12,103,907
4.500% 08/20/35	318,085	329,917
4.500% 05/20/39	6,296,039	6,542,012
5.000% 05/16/27	261,080	274,754
5.000% 06/20/28	306,897	307,405
Agency Total		413,703,973
Non-Agency – 4.9%
Bank of America Mortgage Securities
3.062% 03/25/34 (04/01/10) (a)(b)	2,458,213	2,258,044
5.081% 11/25/35 (04/01/10) (a)(b)	1,105,428	1,050,743
5.250% 02/25/18	1,513	1,513
BCAP LLC Trust
5.000% 12/26/36 (04/01/10) (a)(b)(c)	11,047,487	11,030,253
6.000% 05/26/37 (04/01/10) (a)(b)(c)	11,632,120	11,658,841
Bear Stearns Alt-A Trust
2.623% 09/25/34 (04/01/10) (a)(b)	1,402,019	1,113,142
Countrywide Alternative Loan Trust
0.646% 03/25/34 (04/25/10) (a)(b)	269,196	253,829

See Accompanying Notes to Financial Statements.

37

Columbia Short Term Bond Fund

March 31, 2010

Collateralized Mortgage Obligations (continued)
	Par ($)	Value ($)
5.500% 07/25/34	1,251,146	1,221,177
Countrywide Home Loan Mortgage Pass Through Trust
0.746% 03/25/34 (04/25/10) (a)(b)	1,162,159	1,039,692
5.500% 09/25/35	12,102,824	11,602,321
Credit Suisse Mortgage Capital Certificates
5.000% 12/27/36 (c)	12,245,772	12,276,386
5.000% 06/27/37 (04/01/10) (a)(b)(c)	6,292,806	6,280,850
5.813% 10/27/37 (c)	11,496,980	11,640,693
6.000% 08/27/37 (04/01/10) (a)(b)(c)	14,153,398	14,339,161
6.000% 01/27/47 (c)	5,824,757	5,948,532
GMAC Mortgage Corporation Loan Trust
0.746% 05/25/18 (04/25/10) (a)(b)	1,270,873	1,179,546
MASTR Asset Securitization Trust
5.750% 05/25/36	5,080,379	4,963,493
Residential Accredit Loans, Inc.
0.846% 07/25/32 (04/25/10) (a)(b)	22,648	16,002
Structured Asset Securities Corp.
5.500% 05/25/33	198,304	201,572
5.500% 07/25/33	99,853	99,854
5.750% 04/25/33	1,251,302	1,189,840
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 10/25/35	1,952,007	1,670,508
Washington Mutual Mortgage Pass-Through Certificates
5.592% 11/25/36 (04/01/10) (a)(b)	8,898,449	7,165,425
6.032% 10/25/36 (04/01/10) (a)(b)	4,808,326	4,028,028
Wells Fargo Mortgage Backed Securities Trust
4.500% 08/25/18	477,417	468,300
4.950% 09/25/35 (04/01/10) (a)(b)	2,197,591	2,067,784
5.132% 04/25/36 (04/01/10) (a)(b)	4,718,929	4,251,352
Non-Agency Total		119,016,881
Total Collateralized Mortgage Obligations (cost of $533,310,009)		532,720,854
Government & Agency Obligations – 15.9%
Foreign Government Obligations – 2.0%
Financement-Quebec
5.000% 10/25/12	9,921,000	10,642,872

	Par ($)	Value ($)
Morocco Government AID Bond
0.442% 05/01/23 (04/06/10) (a)(b)	1,147,500	1,057,972
Nova Scotia Province
5.750% 02/27/12	1,985,000	2,136,928
Province of Ontario
4.100% 06/16/14	13,175,000	14,074,721
Svensk Exportkredit AB
4.875% 09/29/11	13,090,000	13,808,916
United Mexican States
5.875% 02/17/14	5,025,000	5,605,387
Foreign Government Obligations Total		47,326,796
U.S. Government Obligations – 13.9%
U.S. Treasury Inflation Indexed Note
3.000% 07/15/12	42,175,700	45,431,158
U.S. Treasury Notes
0.875% 02/28/11	44,000,000	44,180,488
0.875% 03/31/11 (h)	1,500,000	1,506,270
1.125% 06/30/11	22,000,000	22,159,852
1.375% 03/15/13	135,000,000	134,208,900
2.500% 03/31/15	90,000,000	89,739,900
U.S. Government Obligations Total		337,226,568
Total Government & Agency Obligations (cost of $382,607,292)		384,553,364
Asset-Backed Securities – 15.3%
AmeriCredit Automobile Receivables Trust
2.260% 05/15/12	9,920,000	9,989,692
4.630% 06/06/12	4,098,680	4,100,602
5.020% 11/06/12	3,964,625	3,978,715
5.210% 09/06/13	1,118,835	1,152,104
5.420% 08/08/11	7,396,501	7,480,829
5.420% 05/07/12	8,042,781	8,130,379
5.530% 01/06/14	23,888,000	24,677,943
5.640% 09/06/13	7,823,099	8,032,536
5.680% 12/12/12	6,343,000	6,527,849
Americredit Prime Automobile Receivable
5.220% 06/08/12	7,422,905	7,510,787
Amresco Residential Securities Mortgage Loan Trust
0.726% 07/25/28 (04/26/10) (a)(b)	14,774	9,848
Arizona Educational Loan Marketing Corp.
0.472% 12/01/23 (06/01/10) (a)(b)	10,105,263	9,960,556
BMW Floorplan Master Owner Trust
1.380% 09/15/14 (04/15/10) (a)(b)(c)	15,000,000	14,999,874

See Accompanying Notes to Financial Statements.

38

Columbia Short Term Bond Fund

March 31, 2010

Asset-Backed Securities (continued)
	Par ($)	Value ($)
BMW Vehicle Lease Trust
2.910% 03/15/12	5,140,000	5,235,869
Capital Auto Receivables Asset Trust
5.000% 04/15/11	89,233	89,534
5.300% 05/15/14	1,750,000	1,847,148
5.420% 12/15/14	3,070,000	3,300,983
Capital One Auto Finance Trust
5.030% 04/15/12	1,489,564	1,499,888
CitiFinancial Auto Issuance Trust
2.590% 10/15/13 (c)	15,000,000	15,184,406
Cityscape Home Equity Loan Trust
7.380% 07/25/28 (04/01/10) (a)(b)	616,323	601,126
7.410% 05/25/28	10,777	10,501
CPS Auto Trust
5.040% 09/15/11 (c)	67,969	68,063
5.330% 11/15/12 (c)	5,960,967	6,044,242
Daimler Chrysler Auto Trust
4.940% 02/08/12	2,094,496	2,122,012
Drive Auto Receivables Trust
5.330% 04/15/14 (04/15/10) (a)(b)(c)	2,864,458	2,869,449
5.540% 12/16/13 (04/15/10) (a)(b)(c)	4,311,712	4,399,657
Fifth Third Auto Trust
4.070% 01/17/12	6,190,848	6,250,333
First Alliance Mortgage Loan Trust
6.680% 06/25/25	53,824	45,549
8.225% 09/20/27	180,932	143,564
Ford Credit Auto Owner Trust
5.160% 04/15/13	10,554,000	11,239,172
5.240% 07/15/12	997,500	1,047,518
Ford Credit Floorplan Master Owner Trust
1.880% 12/15/14 (04/15/10) (a)(b)(c)	10,000,000	10,045,626
Franklin Auto Trust
5.360% 05/20/16	2,498,000	2,587,004
GE Equipment Midticket LLC
4.530% 06/14/11	1,222,404	1,228,666
GS Auto Loan Trust
5.480% 12/15/14	11,140,000	11,603,040
Household Automotive Trust
5.340% 09/17/13	3,281,000	3,371,578
IMC Home Equity Loan Trust
7.080% 08/20/28	11,973	11,592
7.500% 04/25/26	222,259	221,676
7.520% 08/20/28	817,964	819,842
Keycorp Student Loan Trust
0.368% 06/27/25 (06/29/10) (a)(b)	10,964,554	10,342,431

	Par ($)	Value ($)
0.618% 12/27/29 (06/29/10) (a)(b)	15,770,242	14,999,723
0.682% 08/25/27 (05/25/10) (a)(b)	15,192,519	15,016,879
Long Beach Auto Receivables Trust
4.250% 04/15/12	1,115,317	1,116,444
4.522% 06/15/12	1,316,482	1,317,950
5.500% 05/15/13	1,121,102	1,135,707
Marriott Vacation Club Owner Trust
4.809% 07/20/31 (c)	8,944,679	8,962,382
Merrill Auto Trust Securitization
5.500% 03/15/12	3,796,696	3,892,284
National Collegiate Student Loan Trust
0.396% 07/25/26 (04/26/10) (a)(b)	12,000,000	10,286,776
Nissan Auto Receivables Owner Trust
5.030% 05/16/11	212,455	213,612
Novastar Home Equity Loan
1.026% 05/25/33 (04/26/10) (a)(b)	2,375,963	1,846,761
Residential Funding Mortgage Securities II, Inc.
0.536% 08/25/33 (04/26/10) (a)(b)	17,389	10,063
SLM Student Loan Trust
0.249% 07/25/17 (04/26/10) (a)(b)	12,800,000	12,684,353
0.317% 03/15/17 (06/15/10) (a)(b)	701,480	695,701
0.337% 12/15/20 (06/15/10) (a)(b)	10,947,000	10,766,662
Terwin Mortgage Trust
1.146% 07/25/34 (04/26/10) (a)(b)	888,355	716,496
Triad Auto Receivables Owner Trust
4.880% 04/12/13	18,555,961	19,043,598
5.310% 05/13/13	14,822,063	15,408,404
UPFC Auto Receivables Trust
5.010% 08/15/12	8,855,279	9,041,532
5.490% 05/15/12	2,712,931	2,717,504
5.530% 07/15/13	7,873,829	8,044,699
Volkswagen Auto Lease Trust
3.410% 04/16/12	22,400,000	23,008,834
Total Asset-Backed Securities (cost of $364,920,690)		369,708,547
Mortgage-Backed Securities – 8.4%
Federal Home Loan Mortgage Corp.
2.811% 03/01/34 (04/01/10) (a)(b)	993,006	1,028,789

See Accompanying Notes to Financial Statements.

39

Columbia Short Term Bond Fund

March 31, 2010

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
3.751% 04/01/35 (04/01/10) (a)(b)	478,688	497,343
4.000% 05/01/11	1,980,920	2,017,764
4.000% 05/01/24	5,399,363	5,487,251
4.000% 07/01/24	14,276,719	14,509,108
4.500% 11/01/20	1,922,334	2,015,165
4.500% 03/01/21	3,782,516	3,941,174
4.500% 05/01/24	3,514,530	3,650,201
4.500% 06/01/24	8,695,713	9,031,392
4.500% 08/01/24	23,136,559	24,029,696
4.500% 10/01/24	5,787,384	6,010,794
5.000% 09/01/22	11,115,315	11,754,139
5.000% 01/01/24	2,711,882	2,866,317
5.000% 02/01/24	4,612,720	4,877,824
5.500% 05/01/17	79,095	85,322
5.500% 09/01/17	284,760	307,177
5.500% 01/01/19	8,565	9,234
5.500% 07/01/19	349,059	376,320
5.500% 12/01/20	4,133,451	4,451,096
5.500% 01/01/21	7,111,886	7,658,416
5.500% 02/01/21	6,625,616	7,114,073
5.532% 01/01/36 (04/01/10) (a)(b)	1,467,649	1,547,233
5.885% 07/01/36 (04/01/10) (a)(b)	66,499	70,073
6.000% 03/01/17	35,887	38,925
6.000% 04/01/17	41,240	44,732
6.000% 06/01/17	2,639	2,863
6.000% 08/01/17	121,720	132,025
6.000% 08/01/21	997,658	1,078,691
6.000% 09/01/21	366,996	396,805
6.000% 10/01/21	4,264,277	4,610,632
7.500% 09/01/15	36,452	39,654
8.500% 07/01/30	39,287	46,304
Federal National Mortgage Association
2.413% 06/01/33 (04/01/10) (a)(b)	1,794,016	1,830,558
2.499% 01/01/35 (04/01/10) (a)(b)	1,521,568	1,538,677
3.076% 03/01/34 (04/01/10) (a)(b)	1,735,625	1,760,942
3.184% 07/01/34 (04/01/10) (a)(b)	1,713,553	1,761,637
3.748% 04/01/34 (04/01/10) (a)(b)	1,479,907	1,517,138
3.802% 06/01/34 (04/01/10) (a)(b)	960,011	993,297
4.500% 11/01/14	1,286,353	1,330,691
4.500% 07/01/24	5,439,413	5,650,240
4.811% 06/01/35 (04/01/10) (a)(b)	2,207,265	2,303,528

	Par ($)	Value ($)
4.995% 07/01/35 (04/01/10) (a)(b)	1,569,757	1,650,548
5.000% 07/01/22	12,416,553	13,114,642
5.000% 08/01/24	6,966,113	7,355,588
5.500% 05/01/21	896,154	961,800
5.500% 11/01/21	4,315,192	4,631,295
5.500% 10/01/23	4,648,115	4,977,450
5.500% 01/01/24	6,762,437	7,241,580
5.500% 10/01/24	8,594,216	9,203,631
5.655% 04/01/36 (04/01/10) (a)(b)	3,711,230	3,856,288
5.676% 10/01/35 (04/01/10) (a)(b)	1,533,402	1,622,739
5.732% 07/01/36 (04/01/10) (a)(b)	80,525	84,344
6.000% 03/01/37	2,656,756	2,805,824
6.105% 09/01/37 (04/01/10) (a)(b)	1,291,750	1,358,987
6.500% 03/01/12	6,962	7,267
7.500% 08/01/15	29,740	32,649
7.500% 10/01/28	1,272,780	1,437,138
7.500% 01/01/29	435,878	492,165
8.000% 05/01/15	51,982	57,102
8.000% 01/01/16	109,600	120,037
8.000% 08/01/30	17,267	20,013
8.000% 05/01/31	52,572	60,934
8.000% 07/01/31	25,826	29,940
9.000% 04/01/16	437	454
Government National Mortgage Association
3.625% 07/20/18 (04/01/10) (a)(b)	252,873	261,933
4.250% 03/20/30 (04/01/10) (a)(b)	51,652	53,527
4.375% 04/20/22 (04/01/10) (a)(b)	1,468,966	1,513,964
4.375% 06/20/29 (04/01/10) (a)(b)	221,850	229,011
6.500% 09/15/13	18,108	19,581
6.500% 03/15/32	1,822	1,993
6.500% 11/15/33	235,570	257,095
7.000% 11/15/13	28,684	30,724
7.000% 04/15/29	58,201	65,350
7.000% 08/15/29	2,913	3,271
8.000% 10/15/17	243,588	269,498
Small Business Administration
0.875% 06/25/22 (04/01/10) (a)(b)	159,529	158,510
Total Mortgage-Backed Securities (cost of $196,233,066)		202,400,112

See Accompanying Notes to Financial Statements.

40

Columbia Short Term Bond Fund

March 31, 2010

Commercial Mortgage-Backed Securities – 6.8%
	Par ($)	Value ($)
Bear Stearns Commercial Mortgage Securities, Inc.
4.060% 08/15/38	7,889,252	8,029,005
5.085% 12/11/40	8,502,758	8,570,909
5.694% 09/11/38 (04/01/10) (a)(b)	3,500,000	3,766,964
6.480% 02/15/35	753,099	775,522
Credit Suisse First Boston Mortgage Securities Corp.
4.681% 04/15/37	9,400,000	9,719,939
Credit Suisse Mortgage Capital Certificates
5.250% 03/15/39	3,193,782	3,249,163
CS First Boston Mortgage Securities Corp.
3.727% 03/15/35	395,567	403,799
4.302% 07/15/36	939,532	939,597
CW Capital Cobalt Ltd.
5.324% 05/15/46	1,001,248	1,026,198
GE Capital Commercial Mortgage Corp.
4.599% 06/10/48	2,901,908	2,999,658
4.970% 08/11/36	1,637,765	1,696,382
6.070% 06/10/38	14,600,000	15,366,290
Greenwich Capital Commercial Funding Corp.
4.533% 01/05/36	12,676,000	12,934,674
4.619% 08/10/42	5,582,893	5,742,865
JPMorgan Chase Commercial Mortgage Securities Corp.
4.914% 07/12/37	2,444,922	2,498,490
4.980% 02/15/51	2,815,420	2,885,677
5.201% 08/12/37 (04/01/10) (a)(b)	12,590,226	13,138,903
5.241% 05/15/45	1,824,473	1,842,552
5.320% 06/12/47	1,620,843	1,664,751
5.338% 05/12/45	3,790,891	3,859,173
5.506% 12/12/44 (04/01/10) (a)(b)	9,725,000	10,275,158
5.874% 04/15/45 (04/01/10) (a)(b)	3,000,000	3,188,593
JPMorgan Commercial Mortgage Finance Corp.
6.812% 01/15/30	3,647,414	3,721,334
LB-UBS Commercial Mortgage Trust
4.095% 03/15/27	3,469,957	3,570,409
5.007% 04/15/30	2,050,000	2,133,046
5.391% 02/15/40	3,815,196	3,898,612
5.403% 02/15/40	5,526,335	5,638,255
5.611% 04/15/41	3,564,348	3,715,420
5.642% 12/15/25	1,750,710	1,795,429
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.300% 12/15/30 (04/01/10) (a)(b)	4,321,231	89,494
Morgan Stanley Capital I
5.124% 03/12/44	36,953	36,925
5.257% 12/15/43	2,681,398	2,748,406

	Par ($)	Value ($)
Morgan Stanley Dean Witter Capital I
6.540% 02/15/31	2,030,642	2,085,461
Nationslink Funding Corp.
7.104% 01/22/26	9,780,745	10,649,324
Prudential Securities Secured Financing Corp.
7.503% 06/16/31 (04/01/10) (a)(b)	6,221,132	6,186,628
7.503% 06/16/31 (04/01/10) (a)(b)	1,430,000	1,434,353
Salomon Brothers Mortgage Securities VII
6.428% 12/18/35	985,035	1,015,625
Total Commercial Mortgage-Backed Securities (cost of $161,721,061)		163,292,983
Short-Term Obligation – 2.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $69,674,963 (repurchase proceeds $68,306,000)	68,306,000	68,306,000
Total Short-Term Obligation (cost of $68,306,000)		68,306,000
Total Investments – 99.7% (cost of $2,380,307,217) (j)		2,410,934,519
Other Assets & Liabilities, Net – 0.3%		8,609,672
Net Assets – 100.0%		2,419,544,191

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid, amounted to $235,681,181, which represents 9.7% of net assets.

(d)  Security purchased on a delayed delivery basis.

(e)  Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.150% 04/25/13	$1,681,194	$—	$—	$123,000	$2,153,404

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of this security amounted to $1,267,481, which represents 0.1% of net assets.

See Accompanying Notes to Financial Statements.

41

Columbia Short Term Bond Fund

March 31, 2010

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of this security amounted to $1,267,481, which represents 0.1% of net assets.

(h)  The security or a portion of the security is pledged as collateral for open futures contracts. At March 31, 2010, the total market value of securities pledged amounted to $1,506,270.

(i)  Zero coupon bond.

(j)  Cost for federal income tax purposes is $2,380,307,217.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Corporate Fixed-Income Bonds & Notes	$—	$689,952,659	$—	$689,952,659
Total Collateralized Mortgage Obligations	—	532,720,854	—	532,720,854

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government & Agency Obligations
Foreign Government Obligations	$—	$47,326,796	$—	$47,326,796
U.S. Government Obligations	337,226,568	—	—	337,226,568
Total Government & Agency Obligations	337,226,568	47,326,796	—	384,553,364
Total Asset-Backed Securities	—	369,708,547	—	369,708,547
Total Mortgage-Backed Securities	—	202,400,112	—	202,400,112
Total Commercial Mortgage-Backed Securities	—	163,292,983	—	163,292,983
Total Short-Term Obligation	—	68,306,000	—	68,306,000
Total Investments	337,226,568	2,073,707,951	—	2,410,934,519
Unrealized Depreciation on Futures Contracts	(97,970)	—	—	(97,970)
Total	$337,128,598	$2,073,707,951	$—	$2,410,836,549

The following table reconciles asset balances for the year ended March 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of March 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2010
Collateralized Mortgage Obligations	$85,507	$174	$(42,481)	$38,504	$—	$(81,704)	$—	$—	$—
Asset-Backed Securities	9,503,516	(2,064)	125,555	(3,882)	1,517,813	(11,140,938)	—	—	—
	$9,589,023	$(1,890)	$83,074	$34,622	$1,517,813	$(11,222,642)	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held the following open short futures contracts:

Risk Exposure/Type

Interest Rate Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Notes	1,010	$219,122,657	$219,024,687	June 2010	$(97,970)

See Accompanying Notes to Financial Statements.

42

Columbia Short Term Bond Fund

March 31, 2010

At March 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	28.5
Collateralized Mortgage Obligations	22.0
Government & Agency Obligations	15.9
Asset-Backed Securities	15.3
Mortgage-Backed Securities	8.4
Commercial Mortgage-Backed Securities	6.8
96.9
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	0.3
100.0

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.

43

Investment Portfolio – Columbia High Income Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes – 91.0%
	Par (a)	Value ($)
Basic Materials – 8.1%
Chemicals – 3.7%
Agricultural Chemicals – 0.4%
Terra Capital, Inc.
7.750% 11/01/19	2,320,000	2,801,400
		2,801,400
Chemicals-Diversified – 3.3%
Georgia Gulf Corp.
9.000% 01/15/17 (b)	3,205,000	3,353,231
Innophos, Inc.
8.875% 08/15/14	2,320,000	2,389,600
INVISTA
9.250% 05/01/12 (b)	5,740,000	5,811,750
Koppers, Inc.
7.875% 12/01/19 (b)	2,435,000	2,508,050
NOVA Chemicals Corp.
3.649% 11/15/13 (05/15/10) (c)(d)	4,425,000	4,170,563
6.500% 01/15/12	2,130,000	2,183,250
8.375% 11/01/16 (b)	2,020,000	2,075,550
Olin Corp.
8.875% 08/15/19	1,955,000	2,121,175
Westlake Chemical Corp.
6.625% 01/15/16	1,995,000	1,945,125
		26,558,294
Chemicals Total		29,359,694
Forest Products & Paper – 3.3%
Forestry – 0.2%
Weyerhaeuser Co.
6.950% 10/01/27	1,965,000	1,812,274
		1,812,274
Paper & Related Products – 3.1%
Bowater, Inc.
9.375% 12/15/21 (e)	5,545,000	2,051,650
Domtar Corp.
7.875% 10/15/11	5,005,000	5,342,838
Georgia-Pacific Corp.
7.000% 01/15/15 (b)	4,750,000	4,916,250
7.750% 11/15/29	757,000	757,000
8.000% 01/15/24	921,000	976,260
8.875% 05/15/31	6,745,000	7,318,325
Smurfit Capital Funding PLC
7.500% 11/20/25	4,100,000	3,587,500
		24,949,823
Forest Products & Paper Total		26,762,097

	Par (a)		Value ($)
Metals & Mining – 1.1%
Metal-Diversified – 1.1%
Allegheny Ludlum Corp.
6.950% 12/15/25		3,850,000	3,708,378
Allegheny Technologies, Inc.
8.375% 12/15/11		2,320,000	2,435,002
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17		2,220,000	2,469,750
			8,613,130
Metals & Mining Total			8,613,130
Basic Materials Total			64,734,921
Communications – 14.3%
Advertising – 0.1%
Advertising Agencies – 0.1%
Interpublic Group of Companies, Inc.
6.250% 11/15/14		1,171,000	1,178,319
			1,178,319
Advertising Total			1,178,319
Internet – 0.5%
E-Commerce/Services – 0.5%
Expedia, Inc.
7.456% 08/15/18		3,425,000	3,810,312
			3,810,312
Internet Total			3,810,312
Media – 5.2%
Cable TV – 4.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
8.000% 04/30/12 (b)		5,230,000	5,556,875
Charter Term Loan Incremental
2.230% 03/06/14 (06/30/10) (c)(d)(f)		4,121,786	3,976,473
CSC Holdings, Inc.
6.750% 04/15/12		3,960,000	4,143,150
Rainbow National Services LLC
8.750% 09/01/12 (b)		4,605,000	4,679,831
10.375% 09/01/14 (b)		1,556,000	1,639,635
Shaw Communications, Inc.
7.500% 11/20/13	CAD	6,060,000	6,776,591
Videotron Ltee
6.375% 12/15/15		665,000	669,988
6.875% 01/15/14		5,500,000	5,582,500
			33,025,043

See Accompanying Notes to Financial Statements.

44

Columbia High Income Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Multimedia – 0.6%
Lamar Media Corp.
6.625% 08/15/15	4,320,000	4,155,850
7.250% 01/01/13	800,000	806,000
		4,961,850
Publishing-Newspaper – 0.2%
Morris Publishing Group LLC
10.000% 09/01/14	1,992,976	1,843,502
		1,843,502
Publishing-Periodicals – 0.0%
Ziff Davis Media, Inc.
PIK,
13.500% 07/15/11 (01/15/11) (c)(d)(g)	908,700	152,208
		152,208
Television – 0.2%
CW Media Holdings, Inc.
13.500% 08/15/15 (b)	1,015,000	1,126,650
ION Media Networks, Inc.
PIK,
10.070% 01/15/13 (b)(e)(g)	1,254,550	125
		1,126,775
Media Total		41,109,378
Telecommunication Services – 8.5%
Cellular Telecommunications – 0.9%
iPCS, Inc.
2.374% 05/01/13 (05/04/10) (c)(d)	2,270,000	2,099,750
Millicom International Cellular SA
10.000% 12/01/13	5,115,000	5,306,813
		7,406,563
Media – 1.4%
Nielsen Finance LLC
2.229% 08/04/13 (04/09/10) (c)(d)(f)	465,000	445,158
2.229% 08/09/13 (04/09/10) (c)(d)(f)	3,912,549	3,745,596
Quebecor Media, Inc.
7.750% 03/15/16	6,885,000	6,971,063
9.750% 01/15/49 (g)(h)	1,885,000	98,020
		11,259,837
Satellite Telecommunications – 1.7%
Inmarsat Finance PLC
7.375% 12/01/17 (b)	1,635,000	1,700,400

	Par (a)	Value ($)
Intelsat Subsidiary Holding Co., Ltd.
8.500% 01/15/13	10,785,000	10,946,775
8.875% 01/15/15 (b)	915,000	940,162
		13,587,337
Telecommunication Equipment – 0.8%
Lucent Technologies, Inc.
6.450% 03/15/29	4,110,000	2,897,550
6.500% 01/15/28	920,000	646,300
Nortel Networks Ltd.
10.750% 07/15/16 (e)	3,330,000	2,676,488
		6,220,338
Telecommunication Services – 1.3%
GCI, Inc.
7.250% 02/15/14	3,225,000	3,229,031
8.625% 11/15/19 (b)	1,800,000	1,833,750
Sable International Finance Ltd.
7.750% 02/15/17 (b)	2,590,000	2,693,600
tw telecom holdings, Inc.
8.000% 03/01/18 (b)	2,360,000	2,413,100
		10,169,481
Telephone-Integrated – 1.4%
Qwest Corp.
6.950% 06/30/10 (d)(f)	5,675,000	5,696,281
Virgin Media Finance PLC
8.375% 10/15/19	1,395,000	1,433,362
9.125% 08/15/16	1,115,000	1,184,688
9.500% 08/15/16	2,580,000	2,818,650
		11,132,981
Wireless Equipment – 1.0%
American Tower Corp.
7.250% 05/15/19 (b)	1,405,000	1,580,625
CC Holdings GS V LLC/Crown Castle GS III Corp.
7.750% 05/01/17 (b)	5,845,000	6,371,050
		7,951,675
Telecommunication Services Total		67,728,212
Communications Total		113,826,221
Consumer Cyclical – 12.4%
Airlines – 0.1%
Delta Air Lines, Inc.
2.875% 02/06/24 (h)	1,555,000	31,100
2.875% 02/18/49 (h)	905,000	18,100
8.000% 06/03/23 (h)	2,885,000	57,700
8.000% 06/03/49 (h)	2,256,000	45,120
8.300% 12/15/29 (h)	1,023,000	20,460
9.250% 03/15/49 (h)	715,000	14,300

See Accompanying Notes to Financial Statements.

45

Columbia High Income Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
9.750% 05/15/49 (h)	2,335,000	46,700
10.000% 08/15/49 (h)	1,945,000	38,900
10.375% 12/15/22 (h)	2,990,000	59,800
10.375% 02/01/49 (h)	4,295,000	85,900
Northwest Airlines, Inc.
7.625% 11/15/23 (h)	2,552,500	15,060
7.875% 03/15/13 (h)	2,390,800	14,345
8.700% 03/15/49 (h)	260,000	1,560
8.875% 06/01/49 (h)	971,900	5,831
9.875% 03/15/37 (h)	4,278,500	25,671
10.000% 02/01/49 (h)	2,426,300	14,558
Airlines Total		495,105
Apparel – 0.8%
Apparel Manufacturers – 0.2%
Hanesbrands, Inc.
8.000% 12/15/16	1,705,000	1,764,675
		1,764,675
Textile-Apparel – 0.6%
Unifi, Inc.
11.500% 05/15/14	4,349,000	4,457,725
		4,457,725
Apparel Total		6,222,400
Auto Manufacturers – 0.6%
Auto-Cars/Light Trucks – 0.6%
Ford Motor Co.
3.260% 12/16/13 (04/15/10) (c)(d)(f)	5,288,322	5,099,926
		5,099,926
Auto Manufacturers Total		5,099,926
Auto Parts & Equipment – 2.3%
Auto/Truck Parts & Equipment-Original – 1.2%
Collins & Aikman Products Co.
12.875% 08/15/12 (b)(e)(g)	6,910,000	691
Johnson Controls, Inc.
5.250% 01/15/11	2,055,000	2,123,491
Lear Corp.
7.875% 03/15/18	940,000	950,575
8.125% 03/15/20	660,000	670,725
8.750% 12/01/16 (h)	1,595,000	2,393
Tenneco Automotive, Inc.
8.125% 11/15/15	2,670,000	2,730,075
10.250% 07/15/13	1,489,000	1,542,976
TRW Automotive, Inc.
7.000% 03/15/14 (b)	1,610,000	1,585,850
		9,606,776

	Par (a)	Value ($)
Auto/Truck Parts & Equipment-Replacement – 0.4%
Affinia Group, Inc.
9.000% 11/30/14	1,470,000	1,462,650
10.750% 08/15/16 (b)	1,000,000	1,090,000
Allison Transmission
PIK,
11.250% 11/01/15 (b)	679,800	725,686
		3,278,336
Rubber-Tires – 0.7%
Goodyear Tire & Rubber Co.
8.625% 12/01/11	3,250,000	3,380,000
10.500% 05/15/16	1,815,000	1,960,200
		5,340,200
Auto Parts & Equipment Total		18,225,312
Distribution/Wholesale – 0.4%
ACE Hardware Corp.
9.125% 06/01/16 (b)	3,055,000	3,276,488
Distribution/Wholesale Total		3,276,488
Entertainment – 3.4%
Casino Services – 0.5%
American Casino & Entertainment Properties LLC
11.000% 06/15/14	2,140,000	2,006,250
Peninsula Gaming LLC
8.375% 08/15/15 (b)	1,155,000	1,152,112
10.750% 08/15/17 (b)	1,260,000	1,203,300
		4,361,662
Gambling (Non-Hotel) – 2.6%
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (b)	3,805,000	3,966,712
Global Cash Access LLC
8.750% 03/15/12	1,115,000	1,116,394
Isle of Capri Casinos, Inc.
7.000% 03/01/14	1,226,000	1,048,230
Jacobs Entertainment, Inc.
9.750% 06/15/14	3,955,000	3,717,700
Mohegan Tribal Gaming Authority
6.125% 02/15/13	2,180,000	1,863,900
Penn National Gaming, Inc.
6.750% 03/01/15	3,755,000	3,693,981
Pinnacle Entertainment, Inc.
7.500% 06/15/15	925,000	800,125
8.250% 03/15/12	1,970,000	1,955,225
Seminole Hard Rock Entertainment, Inc.
2.757% 03/15/14 (06/15/10) (b)(c)(d)	3,280,000	2,919,200
		21,081,467

See Accompanying Notes to Financial Statements.

46

Columbia High Income Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Motion Pictures & Services – 0.0%
United Artists Theatre Circuit, Inc.
9.300% 07/01/15 (g)	187,287	112,372
		112,372
Professional Sports – 0.2%
MU Finance PLC
8.375% 02/01/17 (b)	1,230,000	1,213,088
		1,213,088
Resorts/Theme Parks – 0.1%
Vail Resorts, Inc.
6.750% 02/15/14	710,000	712,663
		712,663
Entertainment Total		27,481,252
Housewares – 0.1%
Libbey Glass, Inc.
10.000% 02/15/15 (b)	690,000	726,225
Housewares Total		726,225
Leisure Time – 0.4%
Recreational Centers – 0.4%
Speedway Motorsports, Inc.
8.750% 06/01/16	1,780,000	1,895,700
Town Sports International, Inc.
11.000% 02/01/14	1,945,000	1,675,131
		3,570,831
Leisure Time Total		3,570,831
Lodging – 1.8%
Casino Hotels – 0.7%
Ameristar Casinos, Inc.
9.250% 06/01/14	1,360,000	1,424,600
FireKeepers Development Authority
13.875% 05/01/15 (b)	785,000	908,638
MGM Mirage
13.000% 11/15/13	1,600,000	1,864,000
Seneca Gaming Corp.
7.250% 05/01/12	1,275,000	1,259,062
		5,456,300
Hotels & Motels – 1.1%
Host Hotels & Resorts LP
3.250% 04/15/24 (b)	1,185,000	1,211,663
6.375% 03/15/15	1,635,000	1,622,737
6.750% 06/01/16	2,220,000	2,225,550
6.875% 11/01/14	1,090,000	1,100,900

	Par (a)	Value ($)
Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	2,190,000	2,195,475
7.875% 05/01/12	505,000	546,663
		8,902,988
Lodging Total		14,359,288
Office Furnishings – 0.2%
Interface, Inc.
11.375% 11/01/13	1,200,000	1,353,000
Office Furnishings Total		1,353,000
Retail – 2.3%
Retail-Automobiles – 1.0%
Asbury Automotive Group, Inc.
7.625% 03/15/17	1,935,000	1,843,088
AutoNation, Inc.
2.251% 04/15/13 (04/15/10) (c)(d)	2,375,000	2,398,750
7.000% 04/15/14	800,000	828,000
Sonic Automotive, Inc.
8.625% 08/15/13	1,910,000	1,964,912
United Auto Group, Inc.
7.750% 12/15/16	1,320,000	1,270,500
		8,305,250
Retail-Miscellaneous/Diversified – 0.5%
Sally Holdings LLC
9.250% 11/15/14	1,945,000	2,061,700
Susser Holdings LLC
10.625% 12/15/13	1,805,000	1,877,200
		3,938,900
Retail-Propane Distributors – 0.2%
AmeriGas Partners LP
7.125% 05/20/16	845,000	853,450
7.250% 05/20/15	890,000	903,350
		1,756,800
Retail-Regional Department Stores – 0.1%
JC Penney Corp., Inc.
7.125% 11/15/23	350,000	353,062
		353,062
Retail-Restaurants – 0.1%
Wendy's International, Inc.
6.250% 11/15/11	640,000	667,200
		667,200

See Accompanying Notes to Financial Statements.

47

Columbia High Income Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Retail-Vitamins/Nutritional Supplements – 0.4%
NBTY, Inc.
7.125% 10/01/15	3,300,000	3,324,750
		3,324,750
Retail Total		18,345,962
Consumer Cyclical Total		99,155,789
Consumer Non-Cyclical – 14.9%
Agriculture – 0.4%
Tobacco – 0.4%
Alliance One International, Inc.
10.000% 07/15/16 (b)	2,285,000	2,387,825
Reynolds American, Inc.
7.625% 06/01/16	635,000	713,486
		3,101,311
Agriculture Total		3,101,311
Beverages – 0.8%
Beverages-Non-Alcoholic – 0.4%
Cott Beverages, Inc.
8.375% 11/15/17 (b)	2,655,000	2,741,287
		2,741,287
Beverages-Wine/Spirits – 0.4%
Constellation Brands, Inc.
7.250% 05/15/17	1,875,000	1,921,875
8.375% 12/15/14	1,315,000	1,421,844
		3,343,719
Beverages Total		6,085,006
Biotechnology – 0.2%
Medical-Biomedical/Gene – 0.2%
Bio-Rad Laboratories, Inc.
8.000% 09/15/16	1,440,000	1,533,600
		1,533,600
Biotechnology Total		1,533,600
Commercial Services – 3.1%
Commercial Services – 1.1%
KAR Holdings, Inc.
8.750% 05/01/14	1,075,000	1,096,500
10.000% 05/01/15	4,225,000	4,436,250
Quintiles Transnational Corp.
PIK,
9.500% 12/30/14 (b)	3,130,000	3,192,600
		8,725,350

	Par (a)	Value ($)
Commercial Services-Finance – 1.1%
Cardtronics, Inc.
9.250% 08/15/13	680,000	702,101
Lender Processing Services, Inc.
8.125% 07/01/16	3,805,000	4,080,862
National Money Mart Co.
10.375% 12/15/16 (b)	4,125,000	4,377,656
		9,160,619
Consulting Services – 0.2%
FTI Consulting, Inc.
7.750% 10/01/16	2,025,000	2,065,500
		2,065,500
Printing-Commercial – 0.1%
Vertis, Inc.
PIK,
18.500% 10/01/12	655,848	572,227
		572,227
Schools – 0.6%
Knowledge Learning Corp., Inc.
7.750% 02/01/15 (b)	4,700,000	4,559,000
		4,559,000
Commercial Services Total		25,082,696
Food – 1.8%
Fisheries – 0.3%
ASG Consolidated LLC/ASG Finance, Inc.
11.500% 11/01/11	2,590,000	2,602,950
		2,602,950
Food-Meat Products – 0.8%
Tyson Foods, Inc.
8.250% 10/01/11	2,420,000	2,607,550
10.500% 03/01/14	3,465,000	4,114,687
		6,722,237
Food-Miscellaneous/Diversified – 0.3%
B&G Foods, Inc.
7.625% 01/15/18	2,035,000	2,073,156
		2,073,156
Food-Retail – 0.4%
American Stores Co.
7.900% 05/01/17	2,425,000	2,315,875
8.000% 06/01/26	175,000	153,563
Stater Brothers Holdings
8.125% 06/15/12	385,000	386,925
		2,856,363
Food Total		14,254,706

See Accompanying Notes to Financial Statements.

48

Columbia High Income Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Healthcare Products – 3.0%
Medical Products – 3.0%
Biomet, Inc.
10.000% 10/15/17	2,380,000	2,623,950
11.625% 10/15/17	2,380,000	2,665,600
DJO Finance LLC/DJO Finance Corp.
10.875% 11/15/14	4,700,000	5,105,375
Hanger Orthopedic Group, Inc.
10.250% 06/01/14	3,560,000	3,773,600
Invacare Corp.
9.750% 02/15/15	2,110,000	2,268,250
ReAble Therapeutics Finance LLC/ ReAble Therapeutics Finance Corp.
11.750% 11/15/14	2,760,000	2,925,600
Universal Hospital Services, Inc.
3.859% 06/01/15 (06/01/10) (c)(d)	3,455,000	2,945,388
PIK,
8.500% 06/01/15	1,820,000	1,810,900
		24,118,663
Healthcare Products Total		24,118,663
Healthcare Services – 2.8%
Medical-Hospitals – 2.1%
Community Health Systems, Inc.
2.502% 07/25/14 (05/28/10) (c)(d)(f)	7,233,974	7,044,119
2.502% 07/14/25 (05/28/10) (c)(d)(f)	290,824	283,191
2.502% 12/29/99 (05/28/10) (c)(d)(f)	150,000	146,063
8.875% 07/15/15	3,985,000	4,124,475
HCA, Inc.
6.300% 10/01/12	4,305,000	4,299,619
Vanguard Health Holding Co. II LLC/ Vanguard Holding Co. II, Inc.
8.000% 02/01/18 (b)	500,000	486,250
		16,383,717
Medical-Nursing Homes – 0.5%
Skilled Healthcare Group, Inc.
11.000% 01/15/14	1,559,000	1,640,848
Sun Healthcare Group, Inc.
9.125% 04/15/15	2,285,000	2,347,837
		3,988,685
Physical Therapy/Rehab Centers – 0.2%
Healthsouth Corp.
8.125% 02/15/20	1,655,000	1,646,725

	Par (a)	Value ($)
Psychiatric Solutions, Inc.
7.750% 07/15/15	170,000	173,188
		1,819,913
Healthcare Services Total		22,192,315
Household Products/Wares – 1.0%
Consumer Products-Miscellaneous – 0.7%
Central Garden and Pet Co.
8.250% 03/01/18	1,950,000	1,976,813
Jarden Corp.
7.500% 05/01/17	1,895,000	1,921,056
Visant Corp.
7.625% 10/01/12	2,032,000	2,037,080
		5,934,949
Soap & Cleaning Preparations – 0.3%
JohnsonDiversey, Inc.
8.250% 11/15/19 (b)	2,045,000	2,116,575
		2,116,575
Household Products/Wares Total		8,051,524
Pharmaceuticals – 1.8%
Medical-Drugs – 1.6%
Catalent Pharma Solutions, Inc.
PIK,
10.250% 04/15/15 (04/15/10) (c)(d)	4,094,618	3,829,435
Phibro Animal Health Corp.
10.000% 08/01/13 (b)	5,385,000	5,593,669
Talecris Biotherapeutics Holdings Corp.
7.750% 11/15/16 (b)	395,000	396,975
Valeant Pharmaceuticals International
8.375% 06/15/16 (b)	2,290,000	2,393,050
		12,213,129
Pharmacy Services – 0.2%
BioScrip, Inc.
10.250% 10/01/15 (b)	1,595,000	1,622,912
		1,622,912
Pharmaceuticals Total		13,836,041
Consumer Non-Cyclical Total		118,255,862

See Accompanying Notes to Financial Statements.

49

Columbia High Income Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Diversified – 0.3%
Diversified Holding Companies – 0.3%
Diversified Operations – 0.3%
Leucadia National Corp.
7.125% 03/15/17	2,165,000	2,143,350
		2,143,350
Diversified Holding Companies Total		2,143,350
Diversified Total		2,143,350
Energy – 14.5%
Coal – 0.4%
Peabody Energy Corp.
6.875% 03/15/13	1,440,000	1,456,200
7.875% 11/01/26	1,855,000	1,906,012
Coal Total		3,362,212
Energy-Alternate Sources – 0.4%
Headwaters, Inc.
11.375% 11/01/14 (b)	2,460,000	2,567,625
Salton Sea Funding
8.300% 05/30/11	1,909	1,978
Energy-Alternate Sources Total		2,569,603
Oil & Gas – 10.2%
Oil & Gas Drilling – 0.6%
Parker Drilling Co.
9.625% 10/01/13	3,730,000	3,849,658
Pride International, Inc.
7.375% 07/15/14	930,000	957,900
		4,807,558
Oil Companies-Exploration & Production – 8.9%
Berry Petroleum Co.
10.250% 06/01/14	2,205,000	2,431,012
Chaparral Energy, Inc.
8.500% 12/01/15	5,825,000	5,315,312
Chesapeake Energy Corp.
6.375% 06/15/15	1,185,000	1,164,263
6.500% 08/15/17	1,200,000	1,161,000
6.625% 01/15/16	2,495,000	2,445,100
7.500% 09/15/13	1,040,000	1,053,000
7.500% 06/15/14	805,000	817,075
Comstock Resources, Inc.
6.875% 03/01/12	1,635,000	1,630,913
Continental Resources Inc/ Oklahoma
8.250% 10/01/19	1,600,000	1,696,000
Denbury Resources, Inc.
9.750% 03/01/16	1,625,000	1,787,500

	Par (a)	Value ($)
Forest Oil Corp.
7.250% 06/15/19	555,000	557,775
8.000% 12/15/11	475,000	501,125
8.500% 02/15/14	2,000,000	2,110,000
Hilcorp Energy LP/Hilcorp Finance Co.
7.750% 11/01/15 (b)	4,495,000	4,438,812
9.000% 06/01/16 (b)	1,110,000	1,154,400
KCS Energy, Inc.
7.125% 04/01/12	803,000	803,000
Linn Energy LLC
9.875% 07/01/18	2,390,000	2,557,300
11.750% 05/15/17 (b)	2,005,000	2,275,675
Mariner Energy, Inc.
7.500% 04/15/13	2,470,000	2,488,525
8.000% 05/15/17	190,000	186,675
Newfield Exploration Co.
6.625% 04/15/16	3,310,000	3,367,925
7.125% 05/15/18	2,930,000	2,973,950
PetroHawk Energy Corp.
7.875% 06/01/15	2,090,000	2,129,188
10.500% 08/01/14	1,000,000	1,103,750
Petroquest Energy, Inc.
10.375% 05/15/12	3,575,000	3,610,750
Plains Exploration & Production Co.
7.000% 03/15/17	1,175,000	1,157,375
7.625% 06/01/18	930,000	939,300
10.000% 03/01/16	2,520,000	2,784,600
Range Resources Corp.
6.375% 03/15/15	1,420,000	1,427,100
7.500% 05/15/16	1,595,000	1,642,850
7.500% 10/01/17	2,395,000	2,466,850
Stone Energy Corp.
6.750% 12/15/14	2,714,000	2,388,320
W&T Offshore, Inc.
8.250% 06/15/14 (b)	1,860,000	1,739,100
Whiting Petroleum Corp.
7.000% 02/01/14	6,540,000	6,695,325
		71,000,845
Oil Refining & Marketing – 0.7%
Frontier Oil Corp.
6.625% 10/01/11	2,475,000	2,493,563
8.500% 09/15/16	2,290,000	2,347,250
Holly Corp.
9.875% 06/15/17 (b)	455,000	468,650
		5,309,463
Oil & Gas Total		81,117,866

See Accompanying Notes to Financial Statements.

50

Columbia High Income Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Oil & Gas Services – 0.7%
Oil-Field Services – 0.7%
Complete Production Services, Inc.
8.000% 12/15/16	2,650,000	2,623,500
Expro Finance Luxembourg SCA
8.500% 12/15/16 (b)	2,950,000	2,979,500
		5,603,000
Oil & Gas Services Total		5,603,000
Pipelines – 2.8%
ANR Pipeline Co.
7.375% 02/15/24	1,205,000	1,363,325
Copano Energy LLC/Copano Energy Finance Corp.
7.750% 06/01/18	6,145,000	6,129,637
El Paso Natural Gas Co.
7.625% 08/01/10	5,240,000	5,246,550
8.375% 06/15/32	1,860,000	2,176,855
MarkWest Energy Partners LP
6.875% 11/01/14	1,065,000	1,043,700
8.500% 07/15/16	5,100,000	5,182,875
Regency Energy Partners LP/Regency Energy Finance Corp.
8.375% 12/15/13	1,198,000	1,242,925
Pipelines Total		22,385,867
Energy Total		115,038,548
Financials – 10.5%
Banks – 0.6%
Commercial Banks-Central US – 0.4%
CapitalSource, Inc.
12.750% 07/15/14 (b)	2,845,000	3,257,525
		3,257,525
Mortgage Banks – 0.2%
Provident Funding Associates
10.250% 04/15/17 (b)	1,600,000	1,612,000
		1,612,000
Banks Total		4,869,525
Diversified Financial Services – 6.6%
Finance-Auto Loans – 5.6%
AmeriCredit Corp.
8.500% 07/01/15	2,560,000	2,489,600
Credit Acceptance Corp.
9.125% 02/01/17 (b)	1,695,000	1,741,613
Daimler Chrysler 2nd Lien
6.730% 08/03/13 (04/15/10) (c)(d)(f)	6,415,000	6,340,156

	Par (a)	Value ($)
Ford Motor Credit Co.
5.507% 06/15/11 (06/15/10) (c)(d)	2,350,000	2,397,000
7.250% 10/25/11	4,100,000	4,238,953
7.800% 06/01/12	630,000	653,415
7.875% 06/15/10	3,670,000	3,704,131
8.125% 01/15/20	7,700,000	8,077,077
9.875% 08/10/11	1,860,000	1,972,684
12.000% 05/15/15	1,320,000	1,576,999
GMAC, Inc.
6.875% 09/15/11	2,830,000	2,875,987
7.250% 03/02/11	580,000	590,150
8.000% 11/01/31	8,247,000	7,875,885
		44,533,650
Investment Management/Advisor Service – 0.5%
Janus Capital Group, Inc.
6.500% 06/15/12	480,000	496,485
6.950% 06/15/17	3,065,000	3,047,318
Nuveen Investments, Inc.
10.500% 11/15/15	230,000	223,100
		3,766,903
Special Purpose Entity – 0.5%
Harley-Davidson Funding Corp.
6.800% 06/15/18 (b)	3,950,000	3,943,838
		3,943,838
Diversified Financial Services Total		52,244,391
Insurance – 2.4%
Insurance Brokers – 0.9%
HUB International Holdings, Inc.
9.000% 12/15/14 (b)	3,035,000	2,943,950
Trinity Acquisition Ltd.
12.875% 12/31/16 (b)(g)	1,840,000	2,532,381
USI Holdings Corp.
4.125% 11/15/14 (05/17/10) (b)(c)(d)	1,365,000	1,163,662
9.750% 05/15/15 (b)	840,000	793,800
		7,433,793
Multi-Line Insurance – 0.6%
Fairfax Financial Holdings Ltd.
7.375% 04/15/18	875,000	896,875
7.750% 07/15/37	3,590,000	3,410,500
8.300% 04/15/26	185,000	185,000
		4,492,375
Mutual Insurance – 0.0%
Lumbermens Mutual Casualty
8.300% 12/01/37 (b)(e)	180,000	1,818
8.450% 12/01/97 (b)(e)	4,600,000	46,460
9.150% 07/01/26 (b)(e)	9,865,000	99,637
		147,915

See Accompanying Notes to Financial Statements.

51

Columbia High Income Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Property/Casualty Insurance – 0.9%
Crum & Forster Holdings Corp.
7.750% 05/01/17	6,950,000	6,880,500
		6,880,500
Insurance Total		18,954,583
Real Estate Investment Trusts (REITs) – 0.9%
REITS-Health Care – 0.3%
Omega Healthcare Investors, Inc.
7.000% 04/01/14	2,920,000	2,912,700
		2,912,700
REITS-Single Tenant – 0.6%
Trustreet Properties, Inc.
7.500% 04/01/15	4,605,000	4,745,194
		4,745,194
Real Estate Investment Trusts (REITs) Total		7,657,894
Financials Total		83,726,393
Industrials – 8.2%
Aerospace & Defense – 0.6%
Aerospace/Defense – 0.4%
DAE Aviation Holdings, Inc.
4.000% 07/31/14 (04/30/10) (c)(d)(f)	552,808	517,336
11.250% 08/01/15 (b)	2,565,000	2,398,275
		2,915,611
Aerospace/Defense-Equipment – 0.2%
BE Aerospace, Inc.
8.500% 07/01/18	1,540,000	1,643,950
		1,643,950
Aerospace & Defense Total		4,559,561
Building Materials – 1.3%
Building & Construction Products-Miscellaneous – 0.3%
Building Materials Corp. of America
7.500% 03/15/20 (b)	2,505,000	2,498,737
		2,498,737
Building Products-Air & Heating – 0.3%
Goodman Global, Inc.
13.500% 02/15/16	1,835,000	2,050,613
		2,050,613

	Par (a)	Value ($)
Building Products-Cement/Aggregation – 0.7%
Texas Industries, Inc.
7.250% 07/15/13	5,800,000	5,698,500
		5,698,500
Building Materials Total		10,247,850
Building Products – 0.2%
Chemical-Plastics – 0.2%
CPG International I, Inc.
10.500% 07/01/13	1,300,000	1,303,250
		1,303,250
Building Products Total		1,303,250
Electrical Components & Equipment – 0.4%
Wire & Cable Products – 0.4%
Belden, Inc.
7.000% 03/15/17	3,268,000	3,218,980
		3,218,980
Electrical Components & Equipment Total		3,218,980
Environmental Control – 0.7%
Pollution Control – 0.7%
Geo Sub Corp.
11.000% 05/15/12	6,165,000	6,026,288
		6,026,288
Environmental Control Total		6,026,288
Metal Fabricate/Hardware – 1.0%
Metal Processors & Fabrication – 0.8%
Neenah Foundry Co.
1.000% 11/02/10 (g)(i)	2,000,000	2,000,000
9.500% 01/01/17 (j)	3,770,000	2,045,225
12.500% 11/05/10 (04/05/10) (c)(d)(f)(g)	2,000,000	2,000,000
		6,045,225
Steel Pipe & Tube – 0.2%
Mueller Water Products, Inc.
7.375% 06/01/17	2,205,000	1,990,013
		1,990,013
Metal Fabricate/Hardware Total		8,035,238
Miscellaneous Manufacturing – 1.2%
Diversified Manufacturing Operators – 1.0%
Actuant Corp.
6.875% 06/15/17	2,215,000	2,148,550
RBS Global, Inc. & Rexnord Corp.
9.500% 08/01/14	2,486,000	2,585,440

See Accompanying Notes to Financial Statements.

52

Columbia High Income Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
SPX Corp.
7.625% 12/15/14	2,335,000	2,442,994
Tyco Electronics Group SA
6.000% 10/01/12	375,000	403,773
		7,580,757
Firearms & Ammunition – 0.2%
Colt Defense LLC/Colt Finance Corp.
8.750% 11/15/17 (b)	1,640,000	1,644,100
		1,644,100
Miscellaneous Manufacturing Total		9,224,857
Packaging & Containers – 1.4%
Containers-Metal/Glass – 1.1%
Owens-Brockway Glass Container, Inc.
6.750% 12/01/14	4,120,000	4,202,400
8.250% 05/15/13	2,330,000	2,359,125
Silgan Holdings, Inc.
6.750% 11/15/13	2,375,000	2,404,687
		8,966,212
Containers-Paper/Plastic – 0.3%
Plastipak Holdings, Inc.
10.625% 08/15/19 (b)	2,200,000	2,447,500
		2,447,500
Packaging & Containers Total		11,413,712
Transportation – 1.4%
Automotive – 0.0%
BHM Technologies
8.500% 10/11/26 (06/30/10) (c)(d)(f)(g)(j)	1,266,522	66,492
		66,492
Transportation-Marine – 0.3%
Martin Midstream Partners & Finance
8.875% 04/01/18 (b)	2,025,000	2,045,250
		2,045,250
Transportation-Railroad – 0.5%
Kansas City Southern de Mexico SA de CV
7.375% 06/01/14	4,350,000	4,382,625
		4,382,625
Transportation-Shipping – 0.6%
Great Lakes Dredge & Dock Corp.
7.750% 12/15/13	2,945,000	2,970,769

	Par (a)	Value ($)
Greenbrier Companies, Inc.
8.375% 05/15/15	1,970,000	1,792,700
		4,763,469
Transportation Total		11,257,836
Industrials Total		65,287,572
Technology – 1.5%
Software – 1.5%
Application Software – 1.4%
SS&C Technologies, Inc.
11.750% 12/01/13	4,495,000	4,770,319
Sungard Data Systems, Inc.
4.875% 01/15/14	3,585,000	3,392,306
10.625% 05/15/15	2,725,000	2,970,250
		11,132,875
Transactional Software – 0.1%
Open Solutions, Inc.
9.750% 02/01/15 (b)	1,095,000	943,069
		943,069
Software Total		12,075,944
Technology Total		12,075,944
Utilities – 6.3%
Electric – 5.9%
Electric-Generation – 0.8%
Cedar Brakes LLC
8.500% 02/15/14 (b)	1,254,327	1,262,831
9.875% 09/01/13 (b)	1,895,331	1,930,016
Reliant Energy Mid-Atlantic Power Holdings LLC
9.237% 07/02/17	122,909	131,512
9.681% 07/02/26	2,490,000	2,648,738
		5,973,097
Electric-Integrated – 2.5%
Energy Future Holdings Corp.
10.875% 11/01/17	1,720,000	1,277,100
Ipalco Enterprises, Inc.
7.250% 04/01/16 (b)	2,475,000	2,567,812
8.625% 11/14/11	1,575,000	1,677,375
PNM Resources, Inc.
9.250% 05/15/15	2,915,000	3,100,831
Public Service Co. of New Mexico
7.950% 05/15/18	3,265,000	3,406,345

See Accompanying Notes to Financial Statements.

53

Columbia High Income Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Texas Competitive Electric Holdings Co. LLC
3.729% 10/10/14 (04/09/10) (c)(d)(f)	9,684,894	7,912,477
		19,941,940
Independent Power Producer – 2.6%
AES Eastern Energy LP
9.000% 01/02/17	3,767,026	3,880,036
Calpine Corp.
3.135% 03/29/14 (06/30/10) (c)(d)(f)	7,768,229	7,512,483
RRI Energy, Inc.
6.750% 12/15/14	2,455,000	2,448,863
7.625% 06/15/14	1,130,000	1,056,550
7.875% 06/15/17	6,700,000	6,013,250
		20,911,182
Electric Total		46,826,219
Gas Utilities – 0.4%
Retail-Propane Distributors – 0.4%
Star Gas Partners LP/Star Gas Finance Co.
10.250% 02/15/13	2,949,000	3,000,608
		3,000,608
Gas Utilities Total		3,000,608
Utilities Total		49,826,827
Total Corporate Fixed-Income Bonds & Notes (cost of $702,976,905)		724,071,427
Convertible Bonds – 0.6%
Communications – 0.0%
Internet – 0.0%
Web Portals/ISP – 0.0%
At Home Corp.
4.750% 12/15/06 (g)(j)	3,896,787	390
		390
Internet Total		390
Communications Total		390
Consumer Discretionary – 0.3%
Specialty Retail – 0.3%
United Auto Group, Inc.
3.500% 04/01/26	2,679,000	2,672,302
Specialty Retail Total		2,672,302
Consumer Discretionary Total		2,672,302

	Par (a)	Value ($)
Diversified – 0.3%
Diversified Holding Companies – 0.3%
Icahn Enterprises LP
4.000% 08/15/13 (04/15/10) (c)(d)	2,750,000	2,433,750
Diversified Holding Companies Total		2,433,750
Diversified Total		2,433,750
Total Convertible Bonds (cost of $4,446,096)		5,106,442
Preferred Stocks – 0.4%
	Shares
Financials – 0.4%
Real Estate Investment Trusts (REITs) – 0.4%
REITS-Diversified – 0.4%
Sovereign Real Estate Investment Corp.,
12.00% (b)	2,581	2,942,340
Real Estate Investment Trusts (REITs) Total		2,942,340
Financials Total		2,942,340
Transportation – 0.0%
Automotive – 0.0%
BHM Technologies (g)(k)	1,378	14
Automotive Total		14
Transportation Total		14
Total Preferred Stocks (cost of $2,524,997)		2,942,354

See Accompanying Notes to Financial Statements.

54

Columbia High Income Fund

March 31, 2010

Common Stocks – 0.0%
	Shares	Value ($)
Communications – 0.0%
Media – 0.0%
Haights Cross Communications (g)(l)	275,078	—
Verits Holdings, Inc. (g)	1,908	19
Ziff Davis Media, Inc. (g)	12,260	123
Media Total		142
Communications Total		142
Consumer Non-Cyclical – 0.0%
Consumer Services – 0.0%
World Color Press, Inc. (k)	13,537	161,767
Consumer Services Total		161,767
Consumer Non-Cyclical Total		161,767
Financials – 0.0%
Diversified Financial Services – 0.0%
Adelphia Recovery Trust (g)(k)	1,410,902	14,109
Diversified Financial Services Total		14,109
Financials Total		14,109
Information Technology – 0.0%
Communications Equipment – 0.0%
Loral Space & Communications, Inc. (k)	101	3,547
Communications Equipment Total		3,547
Information Technology Total		3,547
Transportation – 0.0%
Automotive – 0.0%
BHM Technologies (g)	115,119	1,151
Automotive Total		1,151
Transportation Total		1,151
Total Common Stocks (cost of $5,057,572)		180,716

Warrants – 0.0%
	Units	Value ($)
Communications – 0.0%
Media – 0.0%
Multimedia – 0.0%
Haights Cross Communications
Expires 12/10/11 (g)(k)(l)	1,366	—
		—
Media Total		—
Communications Total		—
Consumer Non-Cyclical – 0.0%
Commercial Services – 0.0%
World Color Press, Inc.
Expires 07/14/20 (k)	15,344	63,294
Commercial Services Total		63,294
Consumer Non-Cyclical Total		63,294
Total Warrants (cost of $295,300)		63,294
Short-Term Obligation – 5.1%
	Par (a)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10, at 0.000%, collateralized by a U.S. Government Agency obligation maturing 09/05/13, market value $41,002,250 (repurchase proceeds $40,195,000)	40,195,000	40,195,000
Total Short-Term Obligation (cost of $40,195,000)		40,195,000
Total Investments – 97.1% (cost of $755,495,870)		772,559,233
Other Assets & Liabilities, Net – 2.9%		23,014,926
Net Assets – 100.0%		795,574,159

See Accompanying Notes to Financial Statements.

55

Columbia High Income Fund

March 31, 2010

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid except for the following, amounted to $153,488,462, which represents 19.3% of net assets.

Security	Acquisition Date	Par/ Shares	Cost	Value
Lumbermens Mutual Casualty: 8.300% 12/01/37	02/28/08	$180,000	$20,250	$1,818
8.450% 12/01/97	02/28/08	4,600,000	422,625	46,460
9.150% 07/01/26	02/28/08	9,865,000	2,090,824	99,637
ION Media Networks, Inc., 10.070% 01/15/13	02/28/08	1,254,550	1,137,893	125
Sovereign Real Estate Investment Corp., 12.00% Preferred Stock	08/21/00- 10/17/06	2,581	2,524,923	2,942,340
Trinity Acquisition Ltd., 12.875% 12/31/16	03/06/09	1,840,000	1,840,000	2,532,381
				$5,622,761

(c)  Parenthetical date represents the interest rate reset date for the security.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(e)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of these securities amounted to $4,876,869, which represents 0.6% of net assets.

(f)  Loan participation agreement.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2010, the value of these securities amounted to $6,978,095, which represents 0.9% of net assets.

(h)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(i)  Security purchased on a delayed delivery basis.

(j)  The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of these securities amounted to $2,112,107, which represents 0.3% of net assets.

(k)  Non-income producing security.

(l)  Security has no value.

(m)  Cost for federal income tax purposes is $757,067,134.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$64,734,921	$—	$64,734,921
Communications	—	113,575,868	250,353	113,826,221
Consumer Cyclical	—	99,042,726	113,063	99,155,789
Consumer Non-Cyclical	—	118,255,862	—	118,255,862
Diversified	—	2,143,350	—	2,143,350
Energy	—	115,038,548	—	115,038,548
Financials	—	81,194,012	2,532,381	83,726,393
Industrials	—	61,221,080	4,066,492	65,287,572
Technology	—	12,075,944	—	12,075,944
Utilities	—	49,826,827	—	49,826,827
Total Corporate Fixed-Income Bonds & Notes	—	717,109,138	6,962,289	724,071,427
Convertible Bonds
Communications	—	—	390	390
Consumer Discretionary	—	2,672,302	—	2,672,302
Diversified	—	2,433,750	—	2,433,750
Total Convertible Bonds	—	5,106,052	390	5,106,442
Preferred Stocks
Financials	—	2,942,340	—	2,942,340
Transportation	—	—	14	14
Total Preferred Stock	—	2,942,340	14	2,942,354
Common Stocks
Communications	—	—	142	142
Consumer Non-Cyclical	161,767	—	—	161,767
Financials	—	—	14,109	14,109
Information Technology	3,547	—	—	3,547
Transportation	—	—	1,151	1,151
Total Common Stocks	165,314	—	15,402	180,716
Total Warrants	63,294	—	—	63,294
Total Short-Term Obligation	—	40,195,000	—	40,195,000
Total Investments	$228,608	$765,352,530	$6,978,095	$772,559,233

See Accompanying Notes to Financial Statements.

56

Columbia High Income Fund

March 31, 2010

The following table reconciles asset balances for the year ended March 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of March 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2010
Common Stocks
Communications	$142	$—	$—	$—	$—	$—	$—	$—	$142
Financials	14,109	—	—	—	—	—	—	—	14,109
Transportation	1,151	—	—	—	—	—	—	—	1,151
Preferred Stocks
Transportation	14	—	—	—	—	—	—	—	14
Warrants
Communications	—	—	(23,848)	23,848	—	—	—	—	—
Convertible Bonds
Communications	390	—	—	—	—	—	—	—	390
Corporate Fixed-Income Bonds & Notes
Communications	611,816	139	(431,515)	147,033	79,113	(169,497)	13,264	—	250,353
Consumer Cyclical	127,700	5,146	3,505	1,108	—	(24,396)	—	—	113,063
Financials	—	—	—	664,555	—	—	1,867,826	—	2,532,381
Industrials	700,645	(88,859)	(965,627)	1,481,836	4,120,711	(1,182,214)	—	—	4,066,492
	$1,455,967	$(83,574)	$(1,417,485)	$2,318,380	$4,199,824	$(1,376,107)	$1,881,090	$—	$6,978,095

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at March 31, 2010 which were valued using significant unobservable inputs (Level 3) amounted to $2,146,960. This amount is included in net changes in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

Financial assets were transferred into Level 3 due to pricing services discontinuing coverage of the security and the resulting need of management to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	91.0
Convertible Bonds	0.6
Preferred Stocks	0.4
Common Stocks	0.0	*
Warrants	0.0	*
	92.0
Short Term Obligation	5.1
Other Assets & Liabilities, Net	2.9
	100.0

*  Represents less than 0.1%

Acronym	Name
CAD	Canadian Dollar

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

57

Statements of Assets and Liabilities – Corporate Bond Funds
March 31, 2010

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Assets
Unaffiliated investments, at identified cost	1,302,592,105	2,378,308,930	755,495,870
Affiliated investments, at identified cost	9,036,803	1,998,287	—
Total investments, at identified cost	1,311,628,908	2,380,307,217	755,495,870
Unaffiliated investments, at value	1,326,624,348	2,408,781,115	772,559,233
Affiliated investments, at value	9,538,938	2,153,404	—
Total investments at value (including securities on loan of $5,686,807, $— and $—, respectively)	1,336,163,286	2,410,934,519	772,559,233
Cash	102,710	9,836,062	388,909
Foreign currency (cost of $2,750,340, $— and $—, respectively)	2,656,733	—	—
Unrealized appreciation on forward foreign currency exchange contracts	19,656	—	—
Open credit default swap contracts	94,129	—	—
Credit default swap contracts premiums paid	1,990,437	—	—
Receivable for:
Investments sold	153	257,783,093	12,466,837
Fund shares sold	1,497,391	4,734,502	749,830
Interest	15,907,711	13,778,032	15,918,781
Foreign tax reclaims	13,489	3,988	11,855
Expense reimbursement due from investment advisor	—	103,650	—
Trustees' deferred compensation plan	7,018	12,121	—
Prepaid expenses	13,050	25,000	7,971
Other assets	479,383	58,115	—
Total Assets	1,358,945,146	2,697,269,082	802,103,416
Liabilities
Collateral on securities loaned	5,792,568	—	—
Open credit default swap contracts	679,113	—	—
Credit default swap contracts premiums received	71,211	—	—
Payable for:
Investments purchased	4,911,220	249,009,131	2,412,492
Investments purchased on a delayed delivery basis	44,504,733	15,324,234	2,000,000
Fund shares repurchased	939,590	7,806,941	1,325,174
Futures variation margin	572,625	192,584	—
Distributions	3,394,084	4,026,623	—
Investment advisory fee	399,098	610,595	363,064
Administration fee	153,514	273,278	143,284
Pricing and bookkeeping fees	19,848	17,172	16,751
Transfer agent fee	128,851	144,753	68,154
Trustees' fees	66,961	97,915	51,260
Custody fee	10,318	11,645	4,155
Distribution and service fees	12,276	108,175	72,943
Chief compliance officer expenses	305	399	215
Interest payable	87	—	—
Trustees' deferred compensation plan	7,018	12,121	—
Other liabilities	61,607	89,325	71,765
Total Liabilities	61,725,027	277,724,891	6,529,257
Net Assets	1,297,220,119	2,419,544,191	795,574,159

See Accompanying Notes to Financial Statements.

58

Statements of Assets and Liabilities (continued) – Corporate Bond Funds
March 31, 2010

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Net Assets Consist of
Paid-in capital	1,338,943,250	2,428,006,611	865,890,587
Undistributed (Overdistributed) net investment income	972,025	(1,748,904)	628,224
Accumulated net realized loss	(65,822,333)	(37,242,848)	(88,012,600)
Net unrealized appreciation (depreciation) on:
Investments	24,534,378	30,627,302	17,063,363
Foreign currency translations and forward foreign currency exchange contracts	(1,018)	—	4,585
Credit default swap contracts	(598,433)	—	—
Futures contracts	(807,750)	(97,970)	—
Net Assets	1,297,220,119	2,419,544,191	795,574,159
Class A
Net assets	$20,299,664	$245,871,885	$112,678,241
Shares outstanding	2,062,892	24,715,135	14,433,634
Net asset value per share (a)	$9.84	$9.95	$7.81
Maximum sales charge	3.25%	1.00%	4.75%
Maximum offering price per share (b)	$10.17	$10.05	$8.20
Class B
Net assets	$4,305,713	$9,326,029	$30,663,795
Shares outstanding	437,419	937,943	3,939,333
Net asset value per share (a)	$9.84	$9.94	$7.78
Class C
Net assets	$4,528,047	$113,037,631	$23,518,746
Shares outstanding	460,144	11,374,936	3,037,615
Net asset value per share (a)	$9.84	$9.94	$7.74
Class Y (c)
Net assets	$—	$26,109,963	$—
Shares outstanding	—	2,629,805	—
Net asset value per share	$—	$9.93	$—
Class Z
Net assets	$1,268,086,695	$2,025,198,683	$628,713,377
Shares outstanding	128,745,383	203,943,080	79,711,300
Net asset value per share	$9.85	$9.93	$7.89

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

59

Statements of Operations – Corporate Bond Funds
For the Year Ended March 31, 2010

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Investment Income
Dividends	—	—	525,505
Interest	66,235,623	77,303,005	64,667,532
Interest from affiliates	626,510	123,000	—
Securities lending	20,455	23,582	—
Total Investment Income	66,882,588	77,449,587	65,193,037
Expenses
Investment advisory fee	4,695,452	5,778,812	4,106,528
Administration fee	1,803,180	2,556,779	1,610,648
Distribution fee:
Class B	35,210	76,368	280,926
Class C	29,886	532,171	168,507
Service fee:
Class B	11,737	25,456	93,642
Class C	9,962	177,390	56,169
Distribution and service fees:
Class A	48,959	467,584	248,940
Pricing and bookkeeping fees	187,866	170,978	169,120
Transfer agent fee—Class A, Class B, Class C and Class Z	1,247,658	798,631	902,997
Transfer agent fee—Class Y (a)(b)	—	73	—
Trustees' fees	46,030	60,539	43,210
Custody fee	52,525	62,095	25,694
Chief compliance officer expenses	1,127	1,417	873
Other expenses	266,812	452,672	295,051
Expenses before interest expense	8,436,404	11,160,965	8,002,305
Interest expense	87	—	—
Total Expenses	8,436,491	11,160,965	8,002,305
Fees waived or expenses reimbursed by investment advisor and/or administrator	—	(628,536)	—
Fees waived by distributor—Class C	—	(312,207)	—
Expense reductions	(53)	(1,044)	(170)
Net Expenses	8,436,438	10,219,178	8,002,135
Net Investment Income	58,446,150	67,230,409	57,190,902

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through March 31, 2010.

See Accompanying Notes to Financial Statements.

60

Statements of Operations – Corporate Bond Funds
For the Year Ended March 31, 2010 (continued)

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Credit Default Swap Contracts
Net realized gain (loss) on:
Unaffiliated investments	33,280,473	4,841,675	(44,326,346)
Affiliated investments	91,364	—	—
Net realized loss on violation of investment restriction (See Note 12)	(38,162)	—	—
Foreign currency transactions and forward foreign currency exchange contracts	(1,543,054)	—	(26,038)
Futures contracts	2,449,715	(2,874,003)	—
Credit default swap contracts	(4,280,508)	—	—
Reimbursement of realized loss on violation of investment restrictions (See Note 12)	38,162	—	—
Net realized gain (loss)	29,997,990	1,967,672	(44,352,384)
Net change in unrealized appreciation (depreciation) on:
Investments	128,395,855	80,825,330	244,104,612
Foreign currency translations and forward foreign currency exchange contracts	862,620	—	6,565
Futures contracts	803,426	(830,452)	—
Credit default swap contracts	(456,873)	—	—
Net change in unrealized appreciation (depreciation)	129,605,028	79,994,878	244,111,177
Net Gain	159,603,018	81,962,550	199,758,793
Net Increase Resulting from Operations	218,049,168	149,192,959	256,949,695

See Accompanying Notes to Financial Statements.

61

Statements of Changes in Net Assets – Corporate Bond Funds

Increase (Decrease) in Net Assets	Columbia Total Return Bond Fund		Columbia Short Term Bond Fund		Columbia High Income Fund
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
	2010 ($)	2009 ($)	2010 ($)(a)(b)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income	58,446,150	75,004,210	67,230,409	56,080,937	57,190,902	57,392,683
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and credit default swap contracts	29,997,990	(47,179,052)	1,967,672	1,890,508	(44,352,384)	(42,593,087)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and credit default swap contracts	129,605,028	(93,662,940)	79,994,878	(56,307,325)	244,111,177	(159,043,742)
Net increase (decrease) resulting from operations	218,049,168	(65,837,782)	149,192,959	1,664,120	256,949,695	(144,244,146)
Distributions to Shareholders
From net investment income:
Class A	(903,090)	(992,675)	(6,207,014)	(3,827,846)	(7,623,106)	(6,762,477)
Class B	(180,119)	(249,664)	(271,323)	(440,891)	(2,585,782)	(3,648,567)
Class C	(153,315)	(133,621)	(2,094,729)	(985,739)	(1,557,575)	(1,577,538)
Class Y	—	—	(690,988)	—	—	—
Class Z	(61,455,109)	(78,657,832)	(58,760,506)	(50,075,377)	(46,773,102)	(44,798,872)
From net realized gains:
Class A	—	—	—	—	—	(744,301)
Class B	—	—	—	—	—	(469,197)
Class C	—	—	—	—	—	(195,286)
Class Z	—	—	—	—	—	(4,685,440)
Total distributions to shareholders	(62,691,633)	(80,033,792)	(68,024,560)	(55,329,853)	(58,539,565)	(62,881,678)
Net Capital Stock Transactions	(83,078,763)	(345,366,302)	1,036,423,022	154,132,956	(14,622,568)	82,772,300
Increase from regulatory settlements	40,867	3,547	49,053	6,972	177,263	—
Total increase (decrease) in net assets	72,319,639	(491,234,329)	1,117,640,474	100,474,195	183,964,825	(124,353,524)
Net Assets
Beginning of period	1,224,900,480	1,716,134,809	1,301,903,717	1,201,429,522	611,609,334	735,962,858
End of period	1,297,220,119	1,224,900,480	2,419,544,191	1,301,903,717	795,574,159	611,609,334
Undistributed (overdistributed) net investment income at end of period	972,025	(6,237,590)	(1,748,904)	(995,592)	628,224	1,828,682

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through March 31, 2010.

See Accompanying Notes to Financial Statements.

62

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Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Total Return Bond Fund				Columbia Short Term Bond Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009		Year Ended March 31, 2010 (a)(b)		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	397,880	3,796,868	404,055	3,578,667	19,545,601	192,127,134	9,010,357	86,048,590
Distributions reinvested	71,501	682,118	85,082	755,655	522,432	5,145,173	335,479	3,209,803
Redemptions	(497,035)	(4,721,691)	(827,483)	(7,475,067)	(8,226,025)	(81,090,294)	(4,175,154)	(39,743,789)
Net increase (decrease)	(27,654)	(242,705)	(338,346)	(3,140,745)	11,842,008	116,182,013	5,170,682	49,514,604
Class B
Subscriptions	101,131	958,579	119,710	1,059,089	269,391	2,650,071	127,014	1,216,785
Distributions reinvested	14,583	138,911	21,946	195,171	23,567	231,211	38,957	373,741
Redemptions	(235,850)	(2,234,617)	(355,397)	(3,184,498)	(464,484)	(4,570,887)	(476,096)	(4,560,754)
Net decrease	(120,136)	(1,137,127)	(213,741)	(1,930,238)	(171,526)	(1,689,605)	(310,125)	(2,970,228)
Class C
Subscriptions	209,261	2,011,184	162,011	1,423,328	9,522,422	93,616,714	3,151,689	30,058,483
Distributions reinvested	9,859	94,253	8,067	71,352	137,158	1,351,256	63,710	608,097
Redemptions	(163,888)	(1,572,741)	(93,363)	(824,923)	(2,082,162)	(20,462,910)	(1,304,482)	(12,405,109)
Net increase (decrease)	55,232	532,696	76,715	669,757	7,577,418	74,505,060	1,910,917	18,261,471
Class Y
Subscriptions	—	—	—	—	3,701,658	36,034,293	—	—
Distributions reinvested	—	—	—	—	14,109	139,640	—	—
Redemptions	—	—	—	—	(1,085,962)	(10,693,171)	—	—
Net increase	—	—	—	—	2,629,805	25,480,762	—	—
Class Z
Subscriptions	14,729,781	138,286,475	20,480,028	185,365,087	140,730,646	1,377,894,072	44,428,970	425,054,819
Distributions reinvested	1,792,766	17,116,076	2,360,282	20,993,268	1,673,563	16,441,940	1,792,719	17,158,946
Redemptions	(25,132,516)	(237,634,178)	(62,341,691)	(547,323,431)	(58,374,664)	(572,391,220)	(36,950,138)	(352,886,656)
Net increase (decrease)	(8,609,969)	(82,231,627)	(39,501,381)	(340,965,076)	84,029,545	821,944,792	9,271,551	89,327,109

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through March 31, 2010.

See Accompanying Notes to Financial Statements.

64

	Columbia High Income Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	6,596,682	47,672,499	5,988,663	42,803,769
Distributions reinvested	811,059	5,873,327	831,113	5,732,753
Redemptions	(4,940,770)	(36,525,050)	(7,180,568)	(52,486,092)
Net increase (decrease)	2,466,971	17,020,776	(360,792)	(3,949,570)
Class B
Subscriptions	206,107	1,433,179	265,822	1,758,334
Distributions reinvested	223,836	1,596,281	367,188	2,538,733
Redemptions	(2,701,733)	(19,678,794)	(2,512,623)	(17,454,327)
Net decrease	(2,271,790)	(16,649,334)	(1,879,613)	(13,157,260)
Class C
Subscriptions	561,599	4,004,756	931,515	5,907,948
Distributions reinvested	136,602	977,029	160,500	1,096,492
Redemptions	(723,507)	(5,265,262)	(1,413,827)	(9,816,481)
Net increase (decrease)	(25,306)	(283,477)	(321,812)	(2,812,041)
Class Y
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class Z
Subscriptions	33,783,341	246,485,305	42,874,424	297,133,259
Distributions reinvested	1,992,576	14,454,556	2,250,474	15,464,375
Redemptions	(37,410,313)	(275,650,394)	(31,102,146)	(209,906,463)
Net increase (decrease)	(1,634,396)	(14,710,533)	14,022,752	102,691,171

See Accompanying Notes to Financial Statements.

65

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010		2009		2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$8.72		$9.51		$9.74	$9.56	$9.80
Income from Investment Operations:
Net investment income (b)	0.40		0.43		0.45	0.44	0.35
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.16		(0.76)		(0.23)	0.18	(0.17)
Total from investment operations	1.56		(0.33)		0.22	0.62	0.18
Less Distributions to Shareholders:
From net investment income	(0.44)		(0.46)		(0.45)	(0.44)	(0.39)
From net realized gains	—		—		—	—	(0.03)
Total distributions to shareholders	(0.44)		(0.46)		(0.45)	(0.44)	(0.42)
Increase from regulatory settlements	—	(c)	—	(c)	—	—	—
Net Asset Value, End of Period	$9.84		$8.72		$9.51	$9.74	$9.56
Total return (d)	18.10	%(e)	(3.45)%		2.34%	6.65%	1.84	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.89%		0.85%		0.85%	0.79%	0.79%
Interest expense	—	%(h)	—	%(h)	—	—	—
Net expenses (g)	0.89%		0.85%		0.85%	0.79%	0.79%
Waiver/Reimbursement	—		—		—	—	0.06	%(i)
Net investment income (g)	4.27%		4.79%		4.74%	4.60%	3.91%
Portfolio turnover rate	165%		223%		253%	320%	199%
Net assets, end of period (000s)	$20,300		$18,221		$23,087	$24,704	$35,849

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —% for the fiscal year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

66

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010		2009		2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$8.72		$9.51		$9.74	$9.57	$9.81
Income from Investment Operations:
Net investment income (b)	0.33		0.36		0.38	0.37	0.28
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.15		(0.76)		(0.23)	0.17	(0.17)
Total from investment operations	1.48		(0.40)		0.15	0.54	0.11
Less Distributions to Shareholders:
From net investment income	(0.36)		(0.39)		(0.38)	(0.37)	(0.32)
From net realized gains	—		—		—	—	(0.03)
Total distributions to shareholders	(0.36)		(0.39)		(0.38)	(0.37)	(0.35)
Increase from regulatory settlements	—	(c)	—	(c)	—	—	—
Net Asset Value, End of Period	$9.84		$8.72		$9.51	$9.74	$9.57
Total return (d)	17.23	%(e)	(4.16)%		1.58%	5.75%	1.09	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.64%		1.60%		1.60%	1.54%	1.54%
Interest expense	—	%(h)	—	%(h)	—	—	—
Net expenses (g)	1.64%		1.60%		1.60%	1.54%	1.54%
Waiver/Reimbursement	—		—		—	—	0.06	%(i)
Net investment income (g)	3.55%		4.04%		3.99%	3.85%	3.14%
Portfolio turnover rate	165%		223%		253%	320%	199%
Net assets, end of period (000s)	$4,306		$4,861		$7,334	$8,735	$10,108

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —% for the fiscal year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

67

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010		2009		2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$8.72		$9.51		$9.74	$9.56	$9.80
Income from Investment Operations:
Net investment income (b)	0.33		0.36		0.38	0.37	0.28
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.15		(0.76)		(0.23)	0.18	(0.17)
Total from investment operations	1.48		(0.40)		0.15	0.55	0.11
Less Distributions to Shareholders:
From net investment income	(0.36)		(0.39)		(0.38)	(0.37)	(0.32)
From net realized gains	—		—		—	—	(0.03)
Total distributions to shareholders	(0.36)		(0.39)		(0.38)	(0.37)	(0.35)
Increase from regulatory settlements	—	(c)	—	(c)	—	—	—
Net Asset Value, End of Period	$9.84		$8.72		$9.51	$9.74	$9.56
Total return (d)	17.23	%(e)	(4.17)%		1.57%	5.86%	1.08	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.64%		1.60%		1.60%	1.54%	1.54%
Interest expense	—	%(h)	—	%(h)	—	—	—
Net expenses (g)	1.64%		1.60%		1.60%	1.54%	1.54%
Waiver/Reimbursement	—		—		—	—	0.06	%(i)
Net investment income (g)	3.50%		4.04%		3.97%	3.84%	3.20%
Portfolio turnover rate	165%		223%		253%	320%	199%
Net assets, end of period (000s)	$4,528		$3,529		$3,120	$2,275	$2,956

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —% for the fiscal year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

68

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$8.72		$9.51		$9.75	$9.57	$9.81
Income from Investment Operations:
Net investment income (b)	0.43		0.45		0.48	0.47	0.37
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.16		(0.76)		(0.24)	0.18	(0.16)
Total from investment operations	1.59		(0.31)		0.24	0.65	0.21
Less Distributions to Shareholders:
From net investment income	(0.46)		(0.48)		(0.48)	(0.47)	(0.42)
From net realized gains	—		—		—	—	(0.03)
Total distributions to shareholders	(0.46)		(0.48)		(0.48)	(0.47)	(0.45)
Increase from regulatory settlements	—	(c)	—	(c)	—	—	—
Net Asset Value, End of Period	$9.85		$8.72		$9.51	$9.75	$9.57
Total return (d)	18.52	%(e)	(3.20)%		2.49%	6.91%	2.10	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.64%		0.60%		0.60%	0.54%	0.54%
Interest expense	—	%(h)	—	%(h)	—	—	—
Net expenses (g)	0.64%		0.60%		0.60%	0.54%	0.54%
Waiver/Reimbursement	—		—		—	—%	0.06	%(i)
Net investment income (g)	4.52%		5.03%		4.98%	4.85%	4.13%
Portfolio turnover rate	165%		223%		253%	320%	199%
Net assets, end of period (000s)	$1,268,087		$1,198,289		$1,682,595	$1,865,289	$1,997,046

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been —% for the fiscal year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

69

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.84	$9.75	$9.82
Income from Investment Operations:
Net investment income (b)	0.32	0.42	0.44	0.40	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.49	(0.42)	0.05	0.09	(0.07)
Total from investment operations	0.81	—	0.49	0.49	0.24
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.42)	(0.44)	(0.40)	(0.31)
Increase from regulatory settlements	— (c)	— (c)	—	—	—
Net Asset Value, End of Period	$9.95	$9.47	$9.89	$9.84	$9.75
Total return (d)(e)	8.68%	0.03%	5.13%	5.12%	2.47%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.73%	0.73%	0.73%	0.73%	0.72%
Waiver/Reimbursement	0.03%	0.04%	0.02%	0.02%	0.08	%(g)
Net investment income (f)	3.27%	4.43%	4.43%	4.05%	3.27%
Portfolio turnover rate	91%	58%	58%	72%	80%
Net assets, end of period (000s)	$245,872	$121,914	$76,196	$85,635	$83,675

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% for the fiscal year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

70

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.84	$9.74	$9.81
Income from Investment Operations:
Net investment income (b)	0.26	0.35	0.36	0.32	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	0.47	(0.42)	0.06	0.11	(0.08)
Total from investment operations	0.73	(0.07)	0.42	0.43	0.17
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.35)	(0.37)	(0.33)	(0.24)
Increase from regulatory settlements	— (c)	— (c)	—	—	—
Net Asset Value, End of Period	$9.94	$9.47	$9.89	$9.84	$9.74
Total return (d)(e)	7.77%	(0.72)%	4.35%	4.45%	1.71%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.48%	1.48%	1.48%	1.48%	1.47%
Waiver/Reimbursement	0.03%	0.04%	0.02%	0.02%	0.08	%(g)
Net investment income (f)	2.62%	3.69%	3.69%	3.30%	2.69%
Portfolio turnover rate	91%	58%	58%	72%	80%
Net assets, end of period (000s)	$9,326	$10,502	$14,035	$20,303	$28,061

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% for the fiscal year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

71

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$9.46	$9.88	$9.83	$9.74	$9.81
Income from Investment Operations:
Net investment income (b)	0.29	0.39	0.41	0.37	0.26
Net realized and unrealized gain (loss) on investments and futures contracts	0.49	(0.42)	0.05	0.09	(0.07)
Total from investment operations	0.78	(0.03)	0.46	0.46	0.19
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.39)	(0.41)	(0.37)	(0.26)
Increase from regulatory settlements	— (c)	— (c)	—	—	—
Net Asset Value, End of Period	$9.94	$9.46	$9.88	$9.83	$9.74
Total return (d)(e)	8.35%	(0.29)%	4.80%	4.80%	1.94%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.04%	1.04%	1.04%	1.04%	1.20%
Waiver/Reimbursement	0.47%	0.48%	0.46%	0.46%	0.35	%(g)
Net investment income (f)	2.90%	4.12%	4.12%	3.75%	2.69%
Portfolio turnover rate	91%	58%	58%	72%	80%
Net assets, end of period (000s)	$113,038	$35,926	$18,644	$17,598	$22,091

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% for the fiscal year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

72

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class Y Shares	Period Ended March 31, 2010 (a)
Net Asset Value, Beginning of Period	$9.70
Income from Investment Operations:
Net investment income (b)	0.24
Net realized and unrealized gain on investments and futures contracts	0.23
Total from investment operations	0.47
Less Distributions to Shareholders:
From net investment income	(0.24)
Increase from regulatory settlements (c)	—
Net Asset Value, End of Period	$9.93
Total return (d)(e)(f)	4.91%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	0.47%
Waiver/Reimbursement (h)(i)	—%
Net investment income (g)(h)	3.39%
Portfolio turnover rate (f)	91%
Net assets, end of period (000s)	$26,110

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

73

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$9.45	$9.87	$9.82	$9.73	$9.80
Income from Investment Operations:
Net investment income (b)	0.35	0.45	0.46	0.42	0.33
Net realized and unrealized gain (loss) on investments and futures contracts	0.49	(0.43)	0.06	0.09	(0.07)
Total from investment operations	0.84	0.02	0.52	0.51	0.26
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.44)	(0.47)	(0.42)	(0.33)
Increase from regulatory settlements	— (c)	— (c)	—	—	—
Net Asset Value, End of Period	$9.93	$9.45	$9.87	$9.82	$9.73
Total return (d)(e)	8.97%	0.27%	5.39%	5.39%	2.73%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.48%	0.48%	0.48%	0.48%	0.47%
Waiver/Reimbursement	0.03%	0.04%	0.02%	0.02%	0.08	%(g)
Net investment income (f)	3.54%	4.68%	4.67%	4.29%	3.40%
Portfolio turnover rate	91%	58%	58%	72%	80%
Net assets, end of period (000s)	$2,025,199	$1,133,563	$1,092,555	$857,655	$1,130,604

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% for the fiscal year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

74

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2010	2009		2008 (b)		2007	2006 (c)
Net Asset Value, Beginning of Period	$5.92	$8.03		$9.11		$8.91	$9.31
Income from Investment Operations:
Net investment income (d)	0.54	0.57		0.64		0.62	0.63
Net realized and unrealized gain (loss) on investments and foreign currency	1.90	(2.05)		(1.00)		0.32	(0.10)
Total from investment operations	2.44	(1.48)		(0.36)		0.94	0.53
Less Distributions to Shareholders:
From net investment income	(0.55)	(0.57)		(0.65)		(0.62)	(0.66)
From net realized gains	—	(0.06)		(0.07)		(0.12)	(0.27)
Total distributions to shareholders	(0.55)	(0.63)		(0.72)		(0.74)	(0.93)
Increase from regulatory settlements	— (e)	—		—		—	—
Net Asset Value, End of Period	$7.81	$5.92		$8.03		$9.11	$8.91
Total return (f)	42.43%	(19.17	)%(g)	(4.22	)%(h)	11.10%	6.03%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.19%	1.18%		1.16%		1.13%	1.08%
Interest expense	—	—		—	%(j)	—	—
Net expenses (i)	1.19%	1.18%		1.16%		1.13%	1.08%
Waiver/Reimbursement	—	—	%(j)	—		—	—
Net investment income (i)	7.35%	8.06%		7.28%		6.88%	6.90%
Portfolio turnover rate	41%	25%		2	%(k)(l)	—	—
Turnover of Columbia High Income Master Portfolio	—	—		32	%(k)	44%	34%
Net assets, end of period (000s)	$112,678	$70,836		$98,973		$123,071	$109,029

(a)  Through February 27, 2008, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Not annualized.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

75

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2010	2009		2008 (b)		2007	2006 (c)
Net Asset Value, Beginning of Period	$5.90	$8.01		$9.09		$8.89	$9.29
Income from Investment Operations:
Net investment income (d)	0.48	0.52		0.57		0.55	0.56
Net realized and unrealized gain (loss) on investments and foreign currency	1.90	(2.05)		(1.00)		0.32	(0.10)
Total from investment operations	2.38	(1.53)		(0.43)		0.87	0.46
Less Distributions to Shareholders:
From net investment income	(0.50)	(0.52)		(0.58)		(0.55)	(0.59)
From net realized gains	—	(0.06)		(0.07)		(0.12)	(0.27)
Total distributions to shareholders	(0.50)	(0.58)		(0.65)		(0.67)	(0.86)
Increase from regulatory settlements	— (e)	—		—		—	—
Net Asset Value, End of Period	$7.78	$5.90		$8.01		$9.09	$8.89
Total return (f)	41.33%	(19.84	)%(g)	(4.95	)%(h)	10.29%	5.25%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.94%	1.93%		1.91%		1.88%	1.83%
Interest expense	—	—		—	%(j)	—	—
Net expenses (i)	1.94%	1.93%		1.91%		1.88%	1.83%
Waiver/Reimbursement	—	—	%(j)	—		—	—
Net investment income (i)	6.71%	7.29%		6.54%		6.16%	6.22%
Portfolio turnover rate	41%	25%		2	%(k)(l)	—	—
Turnover of Columbia High Income Master Portfolio	—	—		32	%(k)	44%	34%
Net assets, end of period (000s)	$30,664	$36,667		$64,786		$93,413	$102,085

(a)  Through February 27, 2008, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Not annualized.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

76

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2010	2009		2008 (b)		2007	2006 (c)
Net Asset Value, Beginning of Period	$5.87	$7.97		$9.05		$8.86	$9.25
Income from Investment Operations:
Net investment income (d)	0.48	0.52		0.57		0.55	0.56
Net realized and unrealized gain (loss) on investments and foreign currency	1.89	(2.04)		(1.00)		0.31	(0.09)
Total from investment operations	2.37	(1.52)		(0.43)		0.86	0.47
Less Distributions to Shareholders:
From net investment income	(0.50)	(0.52)		(0.58)		(0.55)	(0.59)
From net realized gains	—	(0.06)		(0.07)		(0.12)	(0.27)
Total distributions to shareholders	(0.50)	(0.58)		(0.65)		(0.67)	(0.86)
Increase from regulatory settlements	— (e)	—		—		—	—
Net Asset Value, End of Period	$7.74	$5.87		$7.97		$9.05	$8.86
Total return (f)	41.38%	(19.81	)%(g)	(4.98	)%(h)	10.21%	5.39%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.94%	1.93%		1.91%		1.88%	1.83%
Interest expense	—	—		—	%(j)	—	—
Net expenses (i)	1.94%	1.93%		1.91%		1.88%	1.83%
Waiver/Reimbursement	—	—	%(j)	—		—	—
Net investment income (i)	6.63%	7.32%		6.54%		6.16%	6.23%
Portfolio turnover rate	41%	25%		2	%(k)(l)	—	—
Turnover of Columbia High Income Master Portfolio	—	—		32	%(k)	44%	34%
Net assets, end of period (000s)	$23,519	$17,991		$26,976		$35,639	$39,547

(a)  Through February 27, 2008, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Not annualized.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

77

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2010	2009		2008 (b)		2007	2006 (c)
Net Asset Value, Beginning of Period	$5.98	$8.10		$9.19		$8.98	$9.37
Income from Investment Operations:
Net investment income (d)	0.56	0.60		0.66		0.64	0.66
Net realized and unrealized gain (loss) on investments and foreign currency	1.92	(2.07)		(1.01)		0.33	(0.10)
Total from investment operations	2.48	(1.47)		(0.35)		0.97	0.56
Less Distributions to Shareholders:
From net investment income	(0.57)	(0.59)		(0.67)		(0.64)	(0.68)
From net realized gains	—	(0.06)		(0.07)		(0.12)	(0.27)
Total distributions to shareholders	(0.57)	(0.65)		(0.74)		(0.76)	(0.95)
Increase from regulatory settlements	— (e)	—		—		—	—
Net Asset Value, End of Period	$7.89	$5.98		$8.10		$9.19	$8.98
Total return (f)	42.69%	(18.92	)%(g)	(4.05	)%(h)	11.41%	6.37%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.94%	0.93%		0.91%		0.88%	0.83%
Interest expense	—	—		—	%(j)	—	—
Net expenses (i)	0.94%	0.93%		0.91%		0.88%	0.83%
Waiver/Reimbursement	—	—	%(j)	—		—	—
Net investment income (i)	7.63%	8.41%		7.54%		7.14%	7.19%
Portfolio turnover rate	41%	25%		2	%(k)(l)	—	—
Turnover of Columbia High Income Master Portfolio	—	—		32	%(k)	44%	34%
Net assets, end of period (000s)	$628,713	$486,116		$545,228		$739,921	$681,752

(a)  Through February 27, 2008, the per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Rounds to less than 0.01%.

(k)  Not annualized.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

See Accompanying Notes to Financial Statements.

78

Notes to Financial Statements – Corporate Bond Funds
March 31, 2010

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to the following diversified series of the Trust (each, a "Fund" and collectively, the "Funds"):

Columbia Total Return Bond Fund

Columbia Short Term Bond Fund

Columbia High Income Fund

Investment Objectives

Columbia Total Return Bond Fund seeks total return, consisting of current income and capital appreciation. Columbia Short Term Bond Fund seeks current income, consistent with minimal fluctuation of principal. Columbia High Income Fund seeks total return, consisting of a high level of income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Total Return Bond Fund and Columbia High Income Fund each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Short Term Bond Fund offers five classes of shares: Class A, Class B, Class C, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. Class Y shares commenced operations effective July 15, 2009. Effective June 22, 2009, the Funds no longer accept investments in Class B shares from new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of each Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 1.00%, 3.25% and 4.75% for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund, respectively, based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating between $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 3.00%, 3.00% and 5.00% for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund, respectively, based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Y and Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close

79

Corporate Bond Funds, March 31, 2010 (continued)

price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis

80

Corporate Bond Funds, March 31, 2010 (continued)

(i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Funds may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Loan Participations and Commitments

The Funds may invest in loan participations. When a Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Funds may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Funds may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of

81

Corporate Bond Funds, March 31, 2010 (continued)

foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly for each Fund, except Columbia High Income Fund for which distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for proceeds received from litigation settlements, defaulted

82

Corporate Bond Funds, March 31, 2010 (continued)

bonds, partnership adjustments, discount accretion/premium amortization on debt securities, market discount accretion adjustments and foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
Columbia Total Return Bond Fund	$11,455,098	$(11,414,234)	$(40,864)
Columbia Short Term Bond Fund	40,839	(2)	(40,837)
Columbia High Income Fund	148,205	134,507	(282,712)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010
	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$62,691,633	$—
Columbia Short Term Bond Fund	68,024,560	—
Columbia High Income Fund	58,539,565	—
	March 31, 2009
	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$80,033,792	$—
Columbia Short Term Bond Fund	55,329,853	—
Columbia High Income Fund	56,809,056	6,072,622

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
Columbia Total Return Bond Fund	$5,131,840	$—	$23,081,489
Columbia Short Term Bond Fund	2,361,349	—	30,627,302
Columbia High Income Fund	2,099,232	—	15,492,099

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and restructured notes.

83

Corporate Bond Funds, March 31, 2010 (continued)

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Total Return Bond Fund	$57,632,317	$(34,550,828)	$23,081,489
Columbia Short Term Bond Fund	41,899,634	(11,272,332)	30,627,302
Columbia High Income Fund	48,008,360	(32,516,261)	15,492,099

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2012	2013	2014	2015	2016	2017	2018	Total
Columbia Total Return Bond Fund	$—	$—	$—	$—	$—	$65,175,950	$—	$65,175,950
Columbia Short Term Bond Fund	1,196,305	9,446,701	11,783,069	12,691,619	642,768	—	—	35,760,462
Columbia High Income Fund	—	—	—	—	—	16,962,990	69,241,867	86,204,857

Capital loss carryforwards of $13,135,548 and $2,453,790 were utilized on Columbia Total Return Bond Fund and Columbia Short Term Bond Fund, respectively, during the year ended March 31, 2010.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, post-October capital losses attributed to security transactions were deferred to April 1, 2010 as follows:

Columbia Short Term Bond Fund	$1,580,357
Columbia High Income Fund	184,373

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon

84

Corporate Bond Funds, March 31, 2010 (continued)

examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA") provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Total Return Bond Fund	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Columbia Short Term Bond Fund	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Columbia High Income Fund	0.55%	0.52%	0.49%	0.46%	0.46%	0.46%

For the year ended March 31, 2010, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia Total Return Bond Fund	0.36%
Columbia Short Term Bond Fund	0.30%
Columbia High Income Fund	0.54%

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the "Closing").

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Funds. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Funds upon the Closing. On March 3, 2010, the Funds' shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Sub-Advisory Fee

MacKay Shields LLC ("MacKay Shields") has been retained by Columbia to serve as the investment sub-advisor to Columbia High Income Fund. As the sub-advisor, and subject to the oversight of Columbia and the Fund's Board of Trustees, MacKay Shields is responsible for the daily investment

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Corporate Bond Funds, March 31, 2010 (continued)

operations, including placing all orders for the purchase and sale of the portfolio securities for Columbia High Income Fund. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on Columbia High Income Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 Million	0.400%
$100 Million to $200 Million	0.375%
Over $200 Million	0.350%

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on each Fund's average daily net assets at the annual rates listed below less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Total Return Bond Fund	0.15%
Columbia Short Term Bond Fund	0.14%
Columbia High Income Fund	0.23%

Prior to July 31, 2009, Columbia contractually agreed to waive a portion of its administration fee for Columbia Short Term Bond Fund at an annual rate of 0.02% of Columbia Short Term Bond Fund's average daily net assets.

The New Advisor will become the administrator of the Funds under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds' portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The Funds pay monthly fees to the Transfer Agent for its services. All share classes with the exception of Class Y shares (the "Other Share Classes") pay a monthly service fee (the "aggregate fee") based on the following:

(i)  Effective January 1, 2010, an annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes. Prior to January 1, 2010, the annual rate was $17.34 per account.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account

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Corporate Bond Funds, March 31, 2010 (continued)

("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

The Class Y shares of Columbia Short Term Bond Fund pay a monthly service fee based on the following:

(i)  Effective January 1, 2010, an annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares. Prior to January 1, 2010, the annual rate was $17.34 per account.

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Funds upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Prior to April 30, 2009, the Transfer Agent voluntarily waived a portion of its fees for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) did not exceed 0.02% annually for Columbia High Income Fund.

Under certain circumstances, an annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended March 31, 2010, the Distributor has retained net underwriting discounts on the sale of Class A shares and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class A	Class B	Class C
Columbia Total Return Bond Fund	$1,582	$3	$2,468	$420
Columbia Short Term Bond Fund	64,371	35,587	4,116	33,731
Columbia High Income Fund	19,213	—	28,742	5,225

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Corporate Bond Funds, March 31, 2010 (continued)

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Funds upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for the Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%*	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

*  Columbia Short Term Bond Fund pays its shareholder servicing fees, at the rates shown above, under a separate shareholder servicing plan.

The Distributor has voluntarily agreed to waive a portion of the distribution fee on Class C shares for Columbia Short Term Bond Fund so that it does not exceed 0.31% of average net assets annually. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Effective August 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Funds' expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Fund	Annual rate
Columbia Total Return Bond Fund	0.70%
Columbia Short Term Bond Fund	0.48%
Columbia High Income Fund	1.00%

Columbia, in its discretion, may revise or discontinue these arrangements at any time.

Columbia and/or the Distributor are entitled to recover from Columbia Total Return Bond Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Upon the Closing, the New Advisor will be entitled to recover any fees waived and/or expenses reimbursed to Columbia Total Return Bond Fund in the same manner. At March 31, 2010, no amounts were potentially recoverable from the Fund.

Prior to August 1, 2009, Columbia contractually agreed to bear a portion of the Funds' expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, did not exceed the following annual rates, based on each Fund's average daily net assets:

Fund	Annual rate
Columbia Total Return Bond Fund	0.60%
Columbia Short Term Bond Fund	0.48%
Columbia High Income Fund	0.93%

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds.
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Corporate Bond Funds, March 31, 2010 (continued)

The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended March 31, 2010, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Total Return Bond Fund	$53
Columbia Short Term Bond Fund	1,044
Columbia High Income Fund	170

Note 6. Objectives and Strategies for Investing in Derivatives

Objectives

Columbia Total Return Bond Fund and Columbia Short Term Bond Fund used derivative instruments including futures contracts, credit default swaps and forward contracts in order to meet each Fund's investment objectives. Each Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, each Fund may not achieve its investment objectives.

In pursuit of the Funds' investment objectives, the Funds are exposed to the following market risks:

Interest rate risk

Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Foreign exchange rate risk

Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Credit risk

Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counterparty to a derivative contract to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are

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Corporate Bond Funds, March 31, 2010 (continued)

subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

The following notes provide more detailed information about each derivative type held by the Funds:

Futures Contracts—Columbia Total Return Bond Fund and Columbia Short Term Bond Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Funds versus the benchmarks.

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, a Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended March 31, 2010, Columbia Total Return Bond Fund and Columbia Short Term Bond Fund entered into 14,805 and 5,576 futures contracts, respectively.

Forward Foreign Currency Exchange Contracts—Columbia Total Return Bond Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended March 31, 2010, the Fund entered into 113 forward foreign currency exchange contracts.

Credit Default Swaps—Columbia Total Return Bond Fund entered into credit default swap transactions as a protection buyer to reduce overall credit exposure.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Funds may receive an upfront payment as the protection seller or make an upfront payment as the protection buyer. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statements of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statements of Operations.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement,

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Corporate Bond Funds, March 31, 2010 (continued)

the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended March 31, 2010, Columbia Total Return Bond Fund purchased credit default swaps with a notional amount of $151,045,000.

The following table is a summary of the value of the Funds' derivative instruments as of March 31, 2010:

	Statements of Assets and Liabilities Fair Value of Derivative Instruments
	Asset Derivatives			Liability Derivatives
Funds	Futures Variation Margin*	Credit Default Swaps/Premiums	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Futures Variation Margin*	Credit Default Swaps/Premiums	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
	Fair Value			Fair Value
Columbia Total Return Bond Fund	$—	$2,084,566	$19,656	$572,625	$750,324	$—
Columbia Short Term Bond Fund	—	—	—	192,584	—	—

*  Includes only current day's variation margin.

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Corporate Bond Funds, March 31, 2010 (continued)

The effect of derivative instruments on the Funds' Statements of Operations for the year ended March 31, 2010:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income			Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Funds	Risk Exposure	Futures Contracts	Credit Default Swaps	Realized Loss on Forward Foreign Currency Exchange Contracts	Futures Contracts	Credit Default Swaps	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts
Columbia Total Return	Interest
Bond Fund	Rate	$2,449,715	$—	$—	$803,426	$—	$—
	Foreign
	Exchange
	Rate	—	—	(1,554,068)	—	—	855,590
	Credit	—	(4,280,508)	—	—	(456,873)	—
Columbia Short Term Bond Fund Interest	Rate	(2,874,003)	—	—	(830,452)	—	—

Note 7. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Total Return Bond Fund	$1,265,197,265	$1,314,644,165	$830,399,688	$832,955,767
Columbia Short Term Bond Fund	869,757,761	655,819,401	1,821,716,194	1,042,612,651
Columbia High Income Fund	—	—	285,334,145	306,664,519

Note 8. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per

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Corporate Bond Funds, March 31, 2010 (continued)

annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, Columbia Total Return Bond Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowing existed was $2,200,000 at a weighted average interest rate of 1.425%.

Note 9. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 10. Shares of Beneficial Interest

As of March 31, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Total Return Bond Fund	69.6
Columbia Short Term Bond Fund	60.9
Columbia High Income Fund	55.1

As of March 31, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Total Return Bond Fund	1	8.5
Columbia High Income Fund	1	6.1

As of March 31, 2010, no other shareholders owned more than 5% of the outstanding shares of each Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Columbia Total Return Bond Fund
Class B Shares purchased:	Will convert to Class A Shares after:
– after November 15, 1998	Eight years
– between August 1, 1998 and November 15, 1998
$0 - $249,999	Six years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years

Columbia High Income Fund
Class B Shares purchased:	Will convert to Class A Shares after:
– after November 15, 1998	Eight years
– between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
– before August 1, 1997	Eight Years

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Corporate Bond Funds, March 31, 2010 (continued)

Note 11. Regulatory Settlements

During the year ended March 31, 2010, the following Funds received payments relating to certain regulatory settlements with third parties that the Funds had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets. The payments were as follows:

Columbia Total Return Bond Fund	$40,867
Columbia Short Term Bond Fund	49,053
Columbia High Income Fund	177,263

Note 12. Other

During the year ended March 31, 2010, the Columbia Total Return Bond Fund purchased a security in violation of investment restrictions and experienced a realized loss of $38,162. Columbia reimbursed the Fund for the loss.

Note 13. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with

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Corporate Bond Funds, March 31, 2010 (continued)

the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal,

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Corporate Bond Funds, March 31, 2010 (continued)

arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 14. Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Funds' management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Funds and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Funds and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Funds and changed its name to Columbia Management Investment Distributors, Inc.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Total Return Bond Fund, Columbia Short Term Bond Fund and Columbia High Income Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2010, the results of each of their operations for the year then ended, and the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 21, 2010

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 52; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 52; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Simmons Company (bedding); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 52; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 52; Director—Conseco, Inc. (insurance); Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 52; Trustee—Research Foundation of CFA Institute; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—BofA Funds Series Trust.

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 52; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through 2006; oversees 52; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup; Trustee—BofA Funds Series Trust.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

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Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

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Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Re-Approval of Previous Investment Advisory and Sub-Advisory Agreements

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund; and (ii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields" or the "Sub-Adviser") for Columbia High Income Fund. The investment advisory agreements with CMA and the investment sub-advisory agreement with MacKay Shields are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately in respect of each Fund.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In

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this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Investment Advisory and Sub-Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates charged by MacKay Shields, which serves as Sub-Adviser to Columbia High Income Fund. The Board concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Fund Performance. The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the

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shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Adviser at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Board Consideration and Approval of New Investment Advisory and Sub-Advisory Agreements

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Corporate Bond Funds.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which

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management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

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In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee

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schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate

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basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees

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also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain

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classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia High Income Fund, Columbia Short Term Bond Fund and Columbia Total Return Bond Fund were not highlighted as review funds.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

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include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with

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breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

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4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

  a. Management-only profitability should be calculated without reference to any Private Bank expense.

  b. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

  c. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

  d. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for

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any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1   CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

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2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds ... will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Proxy Voting Results

Columbia Total Return Bond Fund, Columbia Short Term Bond Fund, Columbia High Income Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 3 were voted at the March 3, 2010 meeting of shareholders. Proposal 2 was voted on at the March 3, 2010 meeting of shareholders by Columbia High Income Fund shareholders. Proposal 4 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Total Return Bond Fund	117,428,712	641,113	436,775	5,617,218
Columbia Short Term Bond Fund	160,192,883	1,138,152	644,390	24,692,069
Columbia High Income Fund	81,034,298	212,246	318,376	14,784,307

Proposal 2: A proposed Investment Subadvisory Agreement with MacKay Shields LLC was approved for Columbia High Income Fund as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,007,709	201,248	355,961	14,784,309

Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Total Return Bond Fund	117,062,795	986,698	457,105	5,617,220
Columbia Short Term Bond Fund	151,427,046	9,852,428	695,942	24,692,078
Columbia High Income Fund	79,244,571	1,963,866	356,471	14,784,319

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Proposal 4: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Corporate Bond Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor*

Columbia Management Investment
Advisers, LLC
100 Federal Street
Boston, MA 02110

*As of May 1, 2010

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Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Corporate Bond Funds

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/44406-0310 (05/10) 10/H0S536

Columbia Management®

Annual Report

March 31, 2010

Fixed Income Sector Portfolios

■  Corporate Bond Portfolio

■  Mortgage- and Asset-Backed Portfolio

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Economic Update	1

Corporate Bond Portfolio	3

Mortgage- and Asset-Backed Portfolio	8

Financial Statements	13

Report of Independent Registered Public Accounting Firm	38

Fund Governance	39

Board Consideration and Re-Approval of Previous Investment Advisory Agreement	44

Board Consideration and Approval of New Investment Advisory Agreement	47

Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)	54

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	60

Proxy Voting Results	62

Important Information About This Report	65

The views expressed in this report reflects the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Economic Update – Fixed Income Sector Portfolios

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of a slowdown in inventory reduction and federal government stimulus spending. Hopes for a sustained recovery now depend on a variety of factors, including continued improvement in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of stabilizing, but stopped short of meaningful improvement during the period. Home sales moved higher in 2009 as new homebuyers took advantage of a federal tax credit. However, as the tax credit was set to expire in November 2009, sales slipped—and did not revive even though the tax credit was expanded and extended through April 2010. Housing prices remained relatively flat over the past year, but that was progress compared to 2008. The average home price fell sharply in 2008; and since then distressed properties, which account for approximately 40% of all housing sales, have held prices down because they are heavily discounted.

In the beleaguered labor market, there was some good news. While businesses continued to shed jobs through most of 2009, raising the unemployment rate at the end of the period, job data turned positive in March 2010, buoyed by a swell of temporary workers hired to conduct the national once-in-a-decade census. Consumer spending also trended higher in the second half of the period. In fact, March year-over-year sales made a significant jump upward. Despite these improvements, consumer confidence, as measured monthly by The Conference Board, an independent research organization, failed to gain much ground during the year. Consumers surveyed continue to cite uncertain business conditions and still-weak labor prospects for their concerns.

On the business side of the economy, manufacturing activity gained momentum. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—rose above 50 in July 2009—then rose for eight consecutive months to remain well above 50 for the remainder of the period. (An index value of 50+ indicates a growing economy.) Industrial production moved higher for eleven out of the past 12 months, and durable goods orders took off, with a big jump upward in January. Manufacturing capacity utilization inched upward to 72.7%.

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 7.69%. Municipal bonds gained more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index2 returned 9.69%. The high-yield bond market was even stronger than the broad stock market during the period. For the 12 months covered

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Summary

For the 12-month period that ended March 31, 2010

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Barclays Aggregate Index	BofA ML Index

■   Stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

1

Economic Update (continued) – Fixed Income Sector Portfolios by this report, the BofA Merrill Lynch U.S. High Yield Cash Pay Index3 returned 55.67%.

The yield on the 10-year U.S. Treasury, a common bellwether for the bond market, rose from 2.7% to 3.8% during the 12-month period. Yet despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued with little interruption through the end of the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large- and small-cap stocks, and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.5 Outside the United States, stock market returns were slightly stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 81.08% (net of dividends, in U.S. dollars) for the 12-month period, after giving back some gains in the first quarter of 2010.

Past performance is no guarantee of future results.

3The BofA Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indicies.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

7The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Portfolio Profile – Corporate Bond Portfolio

Summary

■  For the 12-month period that ended March 31, 2010, the portfolio returned 26.58%.

■  The portfolio outperformed its benchmark, the Barclays Capital U.S. Credit Bond Index.1

■  The portfolio's exposure to investment-grade bonds and preferred securities drove performance. A small allocation to high yield was beneficial.

Portfolio Management

Carl Pappo has managed the portfolio since November 2006 and has been associated with the advisor or its predecessors since 1993.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the Portfolio and changed its name to Columbia Management Investment Advisers, LLC. Please see the Portfolio's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital U.S. Credit Bond Index is an index of publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+26.58%

Portfolio Performance

+20.83%

Barclays Capital U.S Credit Bond Index

3

Performance Information – Corporate Bond Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Performance of a $10,000 investment 08/30/02 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in the Corporate Bond Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 08/30/02 – 03/31/10 ($)

Corporate Bond Portfolio	15,720
Barclays Capital U.S. Credit Bond Index	15,332

Average annual total return as of 03/31/10 (%)

Inception	08/30/02
1-year	26.58
5-year	6.12
Life	6.14

No fees or expenses are charged to the Portfolio. Participants in wrap fee programs eligible to invest in the portfolio, however, pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. The portfolio may incur significant transaction costs that are in addition to the wrap fees paid to the program sponsor that are not included in this table. All results shown assume reinvestment of distributions.

The tables do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares.

4

Understanding Your Expenses – Corporate Bond Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. Please read the wrap program documents for information regarding fees charged.

The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. The amount listed in the "Actual" column is calculated using the portfolio's actual total return for the period. The amount listed in the "Hypothetical" column is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Account value at the beginning of the period ($) 10/01/09		Account value at the end of the period ($) 03/31/10		Expenses paid during the period ($)*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,048.60	1,024.93	—	—

* No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay an asset-based fee that is not included in this table.

5

Portfolio Manager's Report – Corporate Bond Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)	10.30

Distributions declared per share

04/01/09 – 03/31/10 ($)	0.59

For the 12-month period that ended March 31, 2010, the portfolio returned 26.58%, compared with 20.83% for its benchmark, the Barclays Capital U.S. Credit Bond Index. Sector allocations and security selection contributed to the portfolio's outperformance of its benchmark. An emphasis on investment-grade and high-yield securities dovetailed with the market's renewed acceptance of credit risk. There are no high-yield bonds in the index.

Corporate bonds responded to improving outlook

In a complete reversal from the prior 12-month period, corporate bonds staged a comeback, rebounding from the precipitous declines triggered by a credit crisis and recorded substantial gains. Aggressive government programs and a very accommodative Federal Reserve Board helped recapitalize corporate America and restore liquidity to the markets, heading off fears of a financial collapse. Investors began shedding low-risk holdings to pursue greater returns. Confident buyers scooped up beaten-down issues across the ratings spectrum and in a variety of industries. U.S. Treasury and agency bonds underperformed as investors sought better prospects elsewhere.

Sector allocations drove strong results

Overweight positions in investment-grade and high-yield issues accounted for most of the portfolio's performance advantage over its benchmark. These sectors fell sharply during the 2008 credit crisis, leaving yield spreads at historically wide levels. Security selection within corporate sectors was beneficial. Above-benchmark weights in the financial sector, notably banks and insurance companies, boosted returns.

Amid questions of capital adequacy in the banking industry, securities of JPMorgan Chase (0.4% of net assets) rose because of the company's comparatively small capital needs. MetLife (0.7% of net assets), whose capital was never in question, eliminated some real estate holdings and bought attractively priced assets at discounted prices from AIG (not in the portfolio). International Lease Finance (1.5% of net assets), an aircraft leasing company and an AIG affiliate, also contributed. Bonds of Citigroup (no longer in the portfolio) responded favorably when Citi moved to strengthen its balance sheet.

6

Portfolio Manager's Report (continued) – Corporate Bond Portfolio

Looking ahead

With the economy on firmer footing, we believe the Federal Reserve Board (the Fed) may temper its accommodative stance and move to raise interest rates late in 2010. However, given that short-term rates are currently near zero, a modest rate increase seems unlikely to disrupt the markets. Against this backdrop, we believe that corporate and high-yield bonds have the potential to continue to perform well. Nevertheless, given how far the recent rally has come, we think it prudent to reduce some of the portfolio's risk exposure by reducing the portfolio's corporate position from a large overweight to a modest overweight position.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this portfolio may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Top 10 holdings

as of 03/31/10 (%)

Kraft Foods Inc.,
4.125% 02/09/16	3.8
Anheuser-Busch, InBev Worldwide, Inc., 7.200% 01/15/14	2.7
International Bank for Reconstruction & Development, 5.000% 04/01/16	2.5
Westpac Banking Corp., 4.200% 02/27/15	1.8
Abbott Laboratories, 5.600% 05/15/11	1.7
Union Pac Corp., 6.650% 01/15/11	1.7
Principal Life Income Fund, 5.300% 04/24/13	1.6
Lloyds TSB Bank PLC, 4.380% 01/12/15	1.5
Plains All Amern Pipeline, 6.500% 05/01/18	1.5
General Electric Corp, 5.500% 01/08/20	1.5

Portfolio structure

as of 03/31/10 (%)

Corporate Fixed-Income Bonds & Notes	88.4
Government & Agency Obligations	7.5
Municipal Bonds	0.6
Other Assets & Liabilities, Net	3.5

The portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Portfolio Profile – Mortgage- and Asset-Backed Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+8.79%

Portfolio Performance

+7.99%

Barclays Capital U.S. Securitized Index

Summary

■  For the 12-month period that ended March 31, 2010, the portfolio returned 8.79%.

■  Returns exceeded the Barclays Capital U.S. Securitized Index.1

■  The portfolio's emphasis on commercial mortgage-backed securities generally accounted for its performance advantage over the benchmark.

Portfolio Management

Lee Reddin has co-managed the portfolio since December 2007 and has been associated with the advisor or its predecessors since 2000.

Michael Zazzarino has co-managed the portfolio since December 2007 and has been associated with the advisor or its predecessors since 2005.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the Portfolio and changed its name to Columbia Management Investment Advisers, LLC. Please see the Portfolio's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital U.S. Securitized Index is the largest component of the U.S. Aggregate Index and consists of the U.S. MBS Index, the ERISA-Eligible CMBS Index and the fixed-rate ABS Index. The U.S. MBS Index includes both fixed-rate agency passthroughs and agency hybrid ARM securities. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

8

Performance Information – Mortgage- and Asset-Backed Portfolio

Performance of a $10,000 investment 08/30/02 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in the Mortgage- and Asset-Backed Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares.

Performance of a $10,000 investment 08/30/02 – 03/31/10 ($)

Mortgage- and Asset-Backed Portfolio	12,959
Barclays Capital U.S. Securitized Index	14,731

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Average annual total return as of 3/31/10 (%)

Inception	08/30/02
1-year	8.79
5-year	3.43
Life	3.48

No fees or expenses are charged to the Portfolio. Participants in the wrap fee programs eligible to invest in the Portfolio, however, pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. The Portfolio may incur significant transaction costs that are in addition to the wrap fees paid to the program sponsor that are not included in this table. All results shown assume reinvestment of distributions.

The tables do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares.

9

Understanding Your Expenses – Mortgage- and Asset-Backed Portfolio

The information on this page is intended to help you understand your ongoing costs of investing in the portfolio.

The table below reflects the fact that no fees or expenses are charged to the portfolio. Participants in the wrap fee programs eligible to invest in the portfolio pay an asset-based fee, which is negotiable, for investment services, brokerage services and investment consultation. Please read the wrap program documents for information regarding fees charged.

The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. The amount listed in the "Actual" column is calculated using the portfolio's actual total return for the period. The amount listed in the "Hypothetical" column is calculated using a hypothetical annual return of 5%. You should not use the hypothetical account value to estimate your actual account balance.

Account value at the beginning of the period ($) 10/01/09		Account value at the end of the period ($) 03/31/10		Expenses paid during the period ($)*
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
1,000.00	1,000.00	1,038.00	1,024.93	—	—

* No fees or expenses are charged to the Portfolio. Participants in wrap fee programs pay an asset-based fee that is not included in this table.

10

Portfolio Managers' Report – Mortgage- and Asset-Backed Portfolio

For the 12-month period that ended March 31, 2010, Mortgage- and Asset-Backed Portfolio returned 8.79%, compared with 7.99% for its benchmark, the Barclays Capital U.S. Securitized Index. The portfolio's emphasis on commercial mortgage-backed securities generally accounted for its performance advantage versus the benchmark.

During the past 12 months, the fixed-income market witnessed strong rallies among securities with low credit ratings, while long-term Treasury securities drifted lower as an improving national economy pushed long-term interest rates higher. Mortgage and asset-backed securities finished the period somewhere in the middle of this unusually wide performance spectrum.

Emphasis on CMBS drove performance

Throughout the period, the portfolio maintained an overweight position in commercial mortgage-backed securities (CMBS). The CMBS market fell on tough times when bank lending to commercial clients collapsed and commercial real estate valuations began to decline in 2008. They began the reporting period with an enormous yield advantage versus Treasury securities of comparable maturities. As the economy improved and commercial real estate stabilized, fixed-income buyers reassessed the risk/return profile of the CMBS sector and moved back in. The result was a historic rally that buoyed the portfolio throughout the year. For the most part, the portfolio's positions consisted of seasoned issues originating in 2005 or earlier. Because underwriting standards grew notably more lax after that, CMBS originating in 2006 and 2007 were substantially riskier but staged more impressive rebounds over the past 12 months. As a result, the portfolio's lower-risk CMBS positions underperformed. But even these securities generated higher returns than the benchmark index.

Meanwhile, the portfolio has been underweight in structured mortgages and agency passthroughs. The agency position underwent a significant adjustment at the beginning of 2010, when the government announced a program that allows financial companies to get mortgages off their balance sheets and create more liquidity for Fannie Mae and Freddie Mac to increase future lending. The portfolio's response was to move into lower-coupon mortgages, on the belief that so-called "delinquency buyouts" will center on mortgages with middle-range coupons and thereby increase the prepayment risk in that category.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please call 1-800-345-6611 for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)	9.26

Distributions declared per share

04/01/09 – 03/31/10 ($)	0.39

11

Portfolio Managers' Report (continued) – Mortgage- and Asset-Backed Portfolio

Top 10 holdings

as of 03/31/10 (%)

Federal National Mortgage Association, 6.00% 08/01/37	13.2
Federal National Mortgage Association, 6.00% 11/01/38	9.8
Federal National Mortgage Association, 4.50% 09/01/39	4.7
Federal Home Loan Mortgage, 4.50% 09/01/24	4.4
Federal National Mortgage Association, TBA 4.50% 04/01/40	4.1
Federal National Mortgage Association, 4.50% 02/01/39	3.9
Federal National Mortgage Association, 6.00% 09/01/36	3.9
Federal National Mortgage Association, 4.50% 11/01/24	3.7
Government National Mortgage Association, 4.50% 05/15/39	2.7
Federal Home Loan Mortgage, 4.50% 11/01/24	2.5

Portfolio structure

as of 03/31/10 (%)

Mortgage-Backed Securities	64.3
Commercial Mortgage-Backed Securities	21.6
Asset-Backed Securities	8.0
Collateralized Mortgage Obligations	2.1
Government & Agency Obligation	0.3
Short Term Obligation	4.0
Other Assets & Liabilities, Net	(0.3)

The portfolio is actively managed and the composition of its portfolio will change over time. Portfolio structure and top holdings are calculated as a percentage of net assets.

Looking ahead

We are maintaining an overweight in CMBS despite the substantial reduction in that sector's yield premium during the past twelve months. We have "barbelled" the risk structure of the portfolio with higher risk CMBS positions offset by the low-risk, low-coupon agency mortgages. The portfolio will continue to maintain a watchful eye on government stimulus efforts, but the opportunities to simply purchase those sectors receiving support have become less frequent as the various stimulus programs wind down.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

12

Investment Portfolio – Corporate Bond Portfolio

March 31, 2010

Corporate Fixed-Income Bonds & Notes – 88.4%
	Par ($)	Value ($)
Basic Materials – 4.1%
Chemicals – 2.5%
Dow Chemical Co.
5.900% 02/15/15	320,000	346,440
8.550% 05/15/19	90,000	108,877
9.400% 05/15/39	90,000	120,639
Lubrizol Corp.
6.500% 10/01/34	25,000	25,874
Chemicals Total		601,830
Iron/Steel – 0.9%
ArcelorMittal
7.000% 10/15/39	25,000	25,675
9.850% 06/01/19	15,000	19,065
Nucor Corp.
5.000% 06/01/13	145,000	156,673
Iron/Steel Total		201,413
Metals & Mining – 0.7%
Vale Overseas Ltd.
6.875% 11/21/36	160,000	165,528
Metals & Mining Total		165,528
Basic Materials Total		968,771
Communications – 7.5%
Media – 4.2%
Comcast Cable Holdings LLC
9.875% 06/15/22	72,000	94,906
Comcast Corp.
6.950% 08/15/37	135,000	146,045
DirecTV Holdings LLC
6.375% 06/15/15	75,000	77,906
News America, Inc.
6.400% 12/15/35	100,000	102,115
6.550% 03/15/33	35,000	35,513
Rogers Cable, Inc.
6.250% 06/15/13	6,000	6,612
Time Warner Cable, Inc.
3.500% 02/01/15	125,000	125,106
5.000% 02/01/20	104,000	102,542
5.850% 05/01/17	60,000	64,245
7.300% 07/01/38	145,000	161,374
Time Warner, Inc.
6.500% 11/15/36	80,000	82,182
Media Total		998,546
Telecommunication Services – 3.3%
AT&T, Inc.
5.625% 06/15/16	130,000	142,521
6.550% 02/15/39	135,000	141,918

	Par ($)	Value ($)
British Telecommunications PLC
5.950% 01/15/18	80,000	82,128
Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	100,000	109,284
Telefonica Emisiones SAU
6.221% 07/03/17	100,000	109,667
6.421% 06/20/16	190,000	211,075
Telecommunication Services Total		796,593
Communications Total		1,795,139
Consumer Cyclical – 2.3%
Airlines – 0.4%
Continental Airlines, Inc.
7.461% 04/01/15	92,349	91,195
Airlines Total		91,195
Home Builders – 0.0%
D.R. Horton, Inc.
5.625% 09/15/14	10,000	9,900
Home Builders Total		9,900
Retail – 1.9%
CVS Pass-Through Trust
5.298% 01/11/27 (a)	109,370	104,082
6.036% 12/10/28	188,890	186,818
McDonald's Corp.
5.700% 02/01/39	165,000	164,291
Retail Total		455,191
Consumer Cyclical Total		556,286
Consumer Non-Cyclical – 11.7%
Beverages – 2.7%
Anheuser-Busch InBev Worldwide, Inc.
7.200% 01/15/14 (a)	565,000	647,280
Beverages Total		647,280
Food – 4.6%
Campbell Soup Co.
4.500% 02/15/19	90,000	91,576
ConAgra Foods, Inc.
7.000% 10/01/28	75,000	81,807
Kraft Foods, Inc.
4.125% 02/09/16	895,000	906,910
Food Total		1,080,293
Healthcare Services – 0.4%
WellPoint, Inc.
7.000% 02/15/19	90,000	102,059
Healthcare Services Total		102,059

See Accompanying Notes to Financial Statements.

13

Corporate Bond Portfolio

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Household Products/Wares – 0.4%
Fortune Brands, Inc.
5.125% 01/15/11	90,000	92,578
Household Products/Wares Total		92,578
Pharmaceuticals – 3.6%
Abbott Laboratories
5.600% 05/15/11	395,000	415,114
Novartis Securities Investment Ltd.
5.125% 02/10/19	185,000	196,078
Wyeth
5.500% 02/01/14	225,000	248,209
Pharmaceuticals Total		859,401
Consumer Non-Cyclical Total		2,781,611
Energy – 9.9%
Oil & Gas – 5.3%
Canadian Natural Resources Ltd.
6.250% 03/15/38	240,000	248,171
Devon Energy Corp.
6.300% 01/15/19	70,000	78,132
Marathon Oil Corp.
6.000% 07/01/12	25,000	27,140
6.000% 10/01/17	160,000	171,719
Nexen, Inc.
5.875% 03/10/35	160,000	152,132
7.500% 07/30/39	45,000	51,331
Qatar Petroleum
5.579% 05/30/11 (a)	30,006	30,824
Shell International Finance BV
5.500% 03/25/40	225,000	220,560
Talisman Energy, Inc.
5.850% 02/01/37	140,000	134,201
7.750% 06/01/19	135,000	160,859
Oil & Gas Total		1,275,069
Oil & Gas Services – 0.9%
Smith International, Inc.
9.750% 03/15/19	130,000	174,864
Weatherford International Ltd.
5.150% 03/15/13	35,000	37,190
Oil & Gas Services Total		212,054
Pipelines – 3.7%
Enbridge Energy Partners LP
7.500% 04/15/38	80,000	93,658
ONEOK Partners LP
6.850% 10/15/37	90,000	96,221
Plains All American Pipeline LP
6.500% 05/01/18	330,000	359,552

	Par ($)	Value ($)
Plains All American Pipeline LP/PAA Finance Corp.
5.750% 01/15/20	10,000	10,254
8.750% 05/01/19	120,000	146,396
TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (b)(c)	185,000	176,027
Pipelines Total		882,108
Energy Total		2,369,231
Financials – 34.5%
Banks – 17.9%
Bank of New York Mellon Corp.
5.450% 05/15/19	60,000	63,633
Barclays Bank PLC
5.000% 09/22/16	135,000	138,762
Capital One Capital IV
6.745% 02/17/37 (c)	225,000	194,063
Capital One Capital V
10.250% 08/15/39	65,000	77,005
Capital One Financial Corp.
7.375% 05/23/14	15,000	17,141
Chinatrust Commercial Bank
5.625% 12/29/49 (03/01/15) (a)(b)(c)	45,000	41,546
Comerica Bank
5.200% 08/22/17	245,000	237,665
Deutsche Bank AG London
4.875% 05/20/13	250,000	267,906
Discover Financial Services
10.250% 07/15/19	60,000	71,386
HSBC Holdings PLC
6.800% 06/01/38	170,000	182,296
JPMorgan Chase Capital XXIII
1.250% 05/15/47 (05/17/10) (b)(c)	115,000	86,304
KeyBank NA
5.800% 07/01/14	250,000	255,685
Keycorp
6.500% 05/14/13	270,000	288,335
Lloyds TSB Bank PLC
4.375% 01/12/15 (a)	365,000	359,810
M&I Marshall & Ilsley Bank
5.300% 09/08/11	67,000	66,841
Merrill Lynch & Co., Inc.
6.050% 08/15/12 (d)	35,000	37,380
National City Corp.
4.900% 01/15/15	15,000	15,668
6.875% 05/15/19	175,000	194,449

See Accompanying Notes to Financial Statements.

14

Corporate Bond Portfolio

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Northern Trust Co.
6.500% 08/15/18	180,000	201,410
Northern Trust Corp.
5.500% 08/15/13	125,000	138,330
PNC Funding Corp.
3.625% 02/08/15	145,000	145,869
5.125% 02/08/20	225,000	226,652
Regions Financial Corp.
7.750% 09/15/24	32,000	28,014
Scotland International Finance No. 2
4.250% 05/23/13 (a)	127,000	123,090
US Bancorp
3.150% 03/04/15	110,000	108,862
USB Capital IX
6.189% 10/29/49 (04/15/42) (b)(c)	170,000	145,350
Wachovia Corp.
4.375% 06/01/10	135,000	135,807
Westpac Banking Corp.
4.200% 02/27/15	405,000	416,897
Banks Total		4,266,156
Diversified Financial Services – 4.9%
Ameriprise Financial, Inc.
7.300% 06/28/19	120,000	139,038
Eaton Vance Corp.
6.500% 10/02/17	110,000	118,461
Fund American Companies, Inc.
5.875% 05/15/13	110,000	113,214
General Electric Capital Corp.
5.500% 01/08/20	345,000	351,991
International Lease Finance Corp.
4.875% 09/01/10	97,000	96,999
5.625% 09/15/10	250,000	251,764
Lehman Brothers Holdings, Inc.
5.625% 01/24/13 (e)(f)	370,000	87,413
6.875% 05/02/18 (e)(f)	45,000	10,631
Diversified Financial Services Total		1,169,511
Insurance – 7.9%
CNA Financial Corp.
5.850% 12/15/14	61,000	62,071
7.350% 11/15/19	124,000	129,596
ING Groep NV
5.775% 12/29/49 (12/08/15) (b)(c)	105,000	89,408
Liberty Mutual Group, Inc.
7.500% 08/15/36 (a)	265,000	255,553
Lincoln National Corp.
8.750% 07/01/19	250,000	305,693

	Par ($)	Value ($)
MetLife Capital Trust X
9.250% 04/08/38 (a)(c)	145,000	163,125
Principal Life Income Funding Trusts
5.300% 04/24/13	350,000	375,711
Prudential Financial, Inc.
4.500% 07/15/13	90,000	94,095
7.375% 06/15/19	50,000	57,339
Transatlantic Holdings, Inc.
8.000% 11/30/39	150,000	153,301
Unum Group
7.125% 09/30/16	180,000	195,666
Insurance Total		1,881,558
Real Estate Investment Trusts (REITs) – 3.8%
Brandywine Operating Partnership LP
7.500% 05/15/15	110,000	118,367
Camden Property Trust
5.375% 12/15/13	199,000	208,015
Duke Realty LP
7.375% 02/15/15	140,000	151,188
8.250% 08/15/19	200,000	223,058
Highwoods Properties, Inc.
5.850% 03/15/17	55,000	52,571
Liberty Property LP
5.500% 12/15/16	160,000	155,097
Real Estate Investment Trusts (REITs) Total		908,296
Financials Total		8,225,521
Industrials – 7.1%
Aerospace & Defense – 1.7%
Embraer Overseas Ltd.
6.375% 01/15/20	140,000	142,450
Raytheon Co.
5.375% 04/01/13	245,000	267,199
Aerospace & Defense Total		409,649
Machinery-Construction & Mining – 0.7%
Caterpillar, Inc.
8.250% 12/15/38	115,000	153,741
Machinery-Construction & Mining Total		153,741
Miscellaneous Manufacturing – 1.1%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	150,000	181,880
Tyco International Ltd./Tyco International Finance SA
6.875% 01/15/21	75,000	85,703
Miscellaneous Manufacturing Total		267,583

See Accompanying Notes to Financial Statements.

15

Corporate Bond Portfolio

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Transportation – 3.6%
BNSF Funding Trust I
6.613% 12/15/55 (01/15/26) (b)(c)	130,000	126,263
Burlington Northern Santa Fe Corp.
7.950% 08/15/30	115,000	140,061
Union Pacific Corp.
4.698% 01/02/24	9,727	10,117
5.700% 08/15/18	165,000	173,635
6.650% 01/15/11	385,000	401,552
Transportation Total		851,628
Industrials Total		1,682,601
Technology – 1.2%
Networking Products – 1.2%
Cisco Systems, Inc.
5.500% 01/15/40	135,000	129,461
5.900% 02/15/39	150,000	152,288
Networking Products Total		281,749
Technology Total		281,749
Utilities – 10.1%
Electric – 8.2%
AEP Texas Central Co.
6.650% 02/15/33	160,000	167,375
Columbus Southern Power Co.
6.600% 03/01/33	41,000	44,215
Commonwealth Edison Co.
5.950% 08/15/16	80,000	87,690
6.950% 07/15/18	95,000	104,825
Duke Energy Corp.
5.300% 10/01/15	285,000	311,743
Exelon Generation Co. LLC
6.200% 10/01/17	220,000	239,422
Kansas City Power & Light Co.
7.150% 04/01/19	250,000	286,905
MidAmerican Energy Holdings Co.
5.000% 02/15/14	197,000	208,958
6.125% 04/01/36	70,000	70,527
Niagara Mohawk Power Corp.
4.881% 08/15/19 (a)	215,000	213,521
Oncor Electric Delivery Co.
5.950% 09/01/13	155,000	169,267
Southern Co.
4.150% 05/15/14	60,000	62,623
Electric Total		1,967,071

	Par ($)	Value ($)
Gas – 1.9%
Atmos Energy Corp.
6.350% 06/15/17	100,000	107,544
8.500% 03/15/19	115,000	141,089
Nakilat, Inc.
6.067% 12/31/33 (a)	145,000	131,963
Sempra Energy
6.500% 06/01/16	60,000	67,031
Gas Total		447,627
Utilities Total		2,414,698
Total Corporate Fixed-Income Bonds & Notes (cost of $20,045,547)		21,075,607
Government & Agency Obligations – 7.5%
Foreign Government Obligations – 4.4%
International Bank for Reconstruction & Development
5.000% 04/01/16	535,000	589,292
Province of Ontario
3.375% 05/20/11	115,000	118,466
Province of Quebec
5.125% 11/14/16	200,000	219,012
Republic of Italy
5.375% 06/12/17	105,000	112,845
Foreign Government Obligations Total		1,039,615
U.S. Government Obligations – 3.1%
U.S. Treasury Bonds
4.375% 11/15/39	305,000	288,415
4.500% 08/15/39	65,000	62,766
U.S. Treasury Notes
1.875% 02/28/14	150,000	148,734
2.375% 02/28/15	251,000	249,276
U.S. Government Obligations Total		749,191
Total Government & Agency Obligations (cost of $1,759,583)		1,788,806

See Accompanying Notes to Financial Statements.

16

Corporate Bond Portfolio

March 31, 2010

Municipal Bonds – 0.6%
	Par ($)	Value ($)
California – 0.6%
CA State
Series 2009,
7.550% 04/01/39	25,000	25,997
CA Los Angeles Unified School District
Series 2009,
5.750% 07/01/34	115,000	105,848
California Total		131,845
Total Municipal Bonds (cost of $138,834)		131,845
Short-Term Obligation – 2.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 09/05/13, market value $491,225 (repurchase proceeds $480,000)	480,000	480,000
Total Short-Term Obligation (cost of $480,000)		480,000
Total Investments – 98.5% (cost of $22,423,964) (g)		23,476,258
Other Assets & Liabilities, Net – 1.5%		355,403
Net Assets – 100.0%		23,831,661

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid, except for the following, amounted to $2,070,794, which represents 8.7% of net assets.

Security	Acquisition Date	Par	Cost	Value
Qatar Petroleum 5.579% 05/30/11	05/19/06	$30,006	$30,006	$30,824

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(d)  Investment in affiliate during the twelve months ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.050% 08/15/12	$30,032	$—	$—	$2,118	$37,380

(e)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of these securities amounted to $98,044, which represents 0.4% of net assets.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2010, the value of these securities amounted to $98,044, which represents 0.4% of net assets.

(g)  Cost for federal income tax purposes is $22,462,076.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Portfolio's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$968,771	$—	$968,771
Communications	—	1,795,139	—	1,795,139
Consumer Cyclical	—	465,091	91,195	556,286
Consumer Non-Cyclical	—	2,781,611	—	2,781,611
Energy	—	2,369,231	—	2,369,231
Financials	—	8,225,521	—	8,225,521
Industrials	—	1,682,601	—	1,682,601
Technology	—	281,749	—	281,749
Utilities	—	2,414,698	—	2,414,698
Total Corporate Fixed-Income Bonds & Notes	—	20,984,412	91,195	21,075,607
Government & Agency Obligations
Foreign Government Obligations	—	1,039,615	—	1,039,615
U.S. Government Obligations	749,191	—	—	749,191
Total Government & Agency Obligations	749,191	1,039,615	—	1,788,806
Total Municipal Bonds	—	131,845	—	131,845
Total Short-Term Obligation	—	480,000	—	480,000
Total Investments	$749,191	$22,635,872	$91,195	$23,476,258
Unrealized Appreciation on Credit Default Swap Contracts	—	4,464	—	4,464
Unrealized Depreciation on Credit Default Swap Contracts	—	(29,702)	—	(29,702)
Total	$749,191	$22,610,634	$91,195	$23,451,020

See Accompanying Notes to Financial Statements.

17

Corporate Bond Portfolio

March 31, 2010

The following table reconciles asset balances for the year ended March 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of March 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2010
Corporate Fixed-Income Bonds & Notes
Consumer Cyclical	$68,767	$651	$245	$27,422	$—	$(5,890)	$—	$—	$91,195

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to the security owned at March 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $27,422. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Portfolio has entered into the following credit default swap contracts:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	D.R. Horton, Inc.	Buy	1.000%	03/20/15	$300,000	$13,093	$(1,623)
Barclays Capital	Limited Brands, Inc.	Buy	1.000%	03/20/15	200,000	11,170	(4,000)
Barclays Capital	Macy's, Inc.	Buy	1.000%	03/20/15	285,000	14,658	(5,581)
Barclays Capital	The Home Depot, Inc.	Buy	1.000%	03/20/15	200,000	(949)	(2,414)
Barclays Capital	Toll Brothers, Inc. 5.150% 05/15/15	Buy	1.000%	09/20/14	215,000	1,689	1,814
Barclays Capital	Toll Brothers, Inc. 5.150% 05/15/15	Buy	1.000%	09/20/14	215,000	747	2,650
JPMorgan	D.R. Horton, Inc.	Buy	1.000%	03/20/15	300,000	13,092	(1,629)
JPMorgan	Macy's, Inc.	Buy	1.000%	03/20/15	300,000	16,092	(6,514)
Morgan Stanley	Limited Brands, Inc.	Buy	1.000%	03/20/15	400,000	18,857	(4,689)
Morgan Stanley	The Home Depot, Inc.	Buy	1.000%	03/20/15	350,000	(2,650)	(3,252)
							$(25,238)

At March 31, 2010, the Portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	34.5
Utilities	10.1
Consumer Non-Cyclical	11.7
Energy	9.9
Communications	7.5
Industrials	7.1
Basic Materials	4.1
Consumer Cyclical	2.3
Technology	1.2
88.4
Government & Agency Obligations	7.5
Municipal Bond	0.6
Short Term Obligation	2.0
Other Assets & Liabilities, Net	1.5
100.0

See Accompanying Notes to Financial Statements.

18

Investment Portfolio – Mortgage- and Asset-Backed Portfolio

March 31, 2010

Mortgage-Backed Securities – 64.3%
	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
4.500% 09/01/24	1,710,445	1,776,473
4.500% 11/01/24	961,542	998,661
5.631% 06/01/37 (04/01/10) (a)(b)	525,931	556,672
6.500% 11/01/32	7,666	8,452
Federal National Mortgage Association
4.000% 03/01/39	983,511	954,579
4.000% 12/01/39	705,647	684,819
4.500% 11/01/24	1,459,753	1,516,331
4.500% 02/01/39	1,578,535	1,583,913
4.500% 04/01/39	238,241	239,077
4.500% 09/01/39	1,917,663	1,924,197
4.500% 11/01/39	693,184	695,546
4.680% 06/01/19	114,103	118,703
4.680% 09/01/19	215,000	222,228
6.000% 09/01/36	1,474,145	1,573,442
6.000% 08/01/37	5,036,365	5,358,296
6.000% 02/01/38	229,896	244,591
6.000% 06/01/38	558,479	593,916
6.000% 11/01/38	3,735,558	3,987,181
6.500% 10/01/37	299,185	324,667
7.000% 02/01/32	11,189	12,543
TBA,
4.500% 04/01/40 (c)	1,650,000	1,653,610
Government National Mortgage Association
4.500% 05/15/39	1,085,612	1,100,698
7.000% 03/15/31	1,453	1,632
Total Mortgage-Backed Securities (cost of $25,969,758)		26,130,227
Commercial Mortgage-Backed Securities – 21.6%
Bear Stearns Commercial Mortgage Securities
4.740% 03/13/40	95,848	100,011
4.830% 08/15/38	123,627	129,329
4.933% 02/13/42 (04/01/10) (a)(b)	140,679	145,755
5.201% 12/11/38	474,847	474,664
5.540% 09/11/41	55,000	56,629
5.742% 09/11/42 (04/01/10) (a)(b)	145,000	149,345
6.480% 02/15/35	180,153	185,517
Credit Suisse Mortgage Capital Certificates
5.549% 02/15/39 (04/01/10) (a)(b)	50,000	52,200
5.723% 06/15/39 (04/01/10) (a)(b)	110,000	99,087
CW Capital Cobalt Ltd.
5.484% 04/15/47 (04/01/10) (a)(b)	475,000	432,788

	Par ($)	Value ($)
First Union National Bank Commercial Mortgage
6.141% 02/12/34	172,244	181,255
GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	425,000	444,429
5.349% 08/11/36	130,000	137,264
GMAC Commercial Mortgage Securities, Inc.
5.487% 05/10/40 (04/01/10) (a)(b)	80,000	85,284
Greenwich Capital Commercial Funding Corp.
5.317% 06/10/36 (04/01/10) (a)(b)	430,000	452,118
5.886% 07/10/38 (04/01/10) (a)(b)	310,000	316,019
GS Mortgage Securities Corp. II
5.560% 11/10/39	265,000	262,346
JPMorgan Chase Commercial Mortgage Securities Corp.
4.985% 01/12/37	85,000	89,109
5.122% 01/15/49	120,721	123,311
5.170% 05/15/47	284,495	290,696
5.255% 07/12/37 (a)	30,000	31,745
6.068% 02/12/51	132,000	118,282
LB-UBS Commercial Mortgage Trust
4.166% 05/15/32	205,000	209,559
4.810% 01/15/36 (04/11/10) (a)(b)	554,190	501,263
4.853% 09/15/31	512,196	537,545
5.430% 02/15/40	140,000	134,727
Morgan Stanley Capital I
4.970% 12/15/41	280,000	293,641
5.332% 12/15/43	419,566	421,996
Morgan Stanley Dean Witter Capital I
4.920% 03/12/35	400,722	416,882
Wachovia Bank Commercial Mortgage Trust
4.039% 10/15/41	187,173	188,642
4.748% 02/15/41	265,000	275,172
4.807% 04/15/42	195,000	203,071
4.980% 11/15/34	85,000	89,289
5.037% 03/15/42	294,999	307,466
5.208% 10/15/44 (04/01/10) (a)(b)	470,000	483,913
5.609% 03/15/45 (04/01/10) (a)(b)	45,000	39,027
5.765% 07/15/45 (04/01/10) (a)(b)	240,000	244,622
5.997% 06/15/45	85,000	90,024
Total Commercial Mortgage-Backed Securities (cost of $8,232,265)		8,794,022

See Accompanying Notes to Financial Statements.

19

Mortgage- and Asset-Backed Portfolio

March 31, 2010

Asset-Backed Securities – 8.0%
	Par ($)	Value ($)
Capital Auto Receivables Asset Trust
5.020% 09/15/11	70,779	71,489
Capital One Multi-Asset Execution Trust
0.310% 09/15/15 (04/15/10) (a)(b)	320,000	316,681
1.330% 04/15/13 (04/15/10) (a)(b)	205,000	205,422
Chrysler Financial Lease Trust
1.780% 06/15/11 (d)	75,000	74,969
Citibank Credit Card Issuance Trust
0.289% 02/09/15 (05/07/10) (a)(b)	385,000	380,942
6.950% 02/18/14	38,000	40,528
Discover Card Master Trust
0.550% 01/15/13 (04/15/10) (a)(b)	130,000	129,529
Ford Credit Auto Owner Trust
5.160% 04/15/13	389,000	414,254
Franklin Auto Trust
5.360% 05/20/16	100,000	103,563
Morgan Stanley Mortgage Loan Trust
0.366% 10/25/36 (04/26/10) (a)(b)	17,550	17,272
SACO I, Inc.
0.446% 04/25/35 (04/26/10) (a)(b)(d)	13,515	5,570
SLM Student Loan Trust
0.317% 03/15/17 (06/15/10) (a)(b)	83,756	83,067
0.337% 12/15/20 (06/15/10) (a)(b)	649,000	638,309
Soundview Home Equity Loan Trust
0.546% 11/25/35 (04/26/10) (a)(b)	53,735	48,043
Terwin Mortgage Trust
1.146% 07/25/34 (04/26/10) (a)(b)	49,092	39,594
USAA Auto Owner Trust
5.070% 06/15/13	639,000	664,811
Total Asset-Backed Securities (cost of $3,185,220)		3,234,043
Collateralized Mortgage Obligations – 2.1%
Agency – 1.6%
Federal Home Loan Mortgage Corp.
4.000% 12/15/22	624,005	644,412
Agency Total		644,412

	Par ($)	Value ($)
Non-Agency – 0.5%
Bear Stearns Alt-A Trust
0.526% 01/25/35 (04/26/10) (a)(b)	64,650	47,546
Morgan Stanley Mortgage Loan Trust
0.466% 02/25/47 (04/26/10) (a)(b)	636,597	145,158
Non-Agency Total		192,704
Total Collateralized Mortgage Obligations (cost of $1,345,912)		837,116
Government & Agency Obligation – 0.3%
U.S. Government Obligation – 0.3%
U.S. Treasury Note
2.250% 01/31/15	135,000	133,534
U.S. Government Obligation Total		133,534
Total Government & Agency Obligation (cost of $133,780)		133,534
Short-Term Obligation – 4.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.00%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $1,680,169 (repurchase proceeds $1,646,000)	1,646,000	1,646,000
Total Short-Term Obligation (cost of $1,646,000)		1,646,000
Total Investments – 100.3% (cost of $40,512,935) (e)		40,774,942
Other Assets & Liabilities, Net – (0.3)%		(118,686)
Net Assets – 100.0%		40,656,256

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(b)  Parenthetical date represents the next reset date for the security.

(c)  Security purchased on a delayed delivery basis.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid, amounted to $80,539, which represents 0.2% of net assets.

(e)  Cost for federal income tax purposes is $40,512,935.

See Accompanying Notes to Financial Statements.

20

Mortgage- and Asset-Backed Portfolio

March 31, 2010

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Portfolio's assets:

Description	Quoted Prices in (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Mortgage-Backed Securities	$1,653,610	$24,476,617	$—	$26,130,227
Total Commercial Mortgage-Backed Securities	—	8,794,022	—	8,794,022
Total Asset-Backed Securities	—	3,234,043	—	3,234,043
Total Collateralized Mortgage Obligations	—	837,116	—	837,116
Total Government & Agency Obligations	133,534	—	—	133,534
Total Short-Term Obligation	—	1,646,000	—	1,646,000
Total Investments	$1,787,144	$38,987,798	$—	$40,774,942

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the asset allocation of the Portfolio is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	64.3
Commercial Mortgage-Backed Securities	21.6
Asset-Backed Securities	8.0
Collateralized Mortgage Obligations	2.1
Government & Agency Obligation	0.3
96.3
Short-Term Obligation	4.0
Other Assets & Liabilities, Net	(0.3)
100.0

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

21

Statements of Assets and Liabilities – Fixed Income Sector Portfolios
March 31, 2010

	($)	($)
	Corporate Bond Portfolio	Mortgage- and Asset-Backed Portfolio
Assets
Unaffiliated investments, at identified cost	22,388,989	40,512,935
Affiliated investments, at identified cost	34,975	—
Total investments, at identified cost	22,423,964	40,512,935
Unaffiliated investments, at value	23,438,878	40,774,942
Affiliated investments, at value	37,380	—
Total investments, at value	23,476,258	40,774,942
Cash	770	634
Cash collateral	99,000	—
Open credit default swap contracts	4,464	—
Credit default swap contracts premiums paid	87,392	—
Receivable for:
Investments sold	64,817	—
Investments sold on a delayed delivery basis	—	743,191
Portfolio shares sold	15,015	15,260
Interest	331,530	784,606
Foreign tax reclaims	701	—
Other assets	10,109	—
Total Assets	24,090,056	42,318,633
Liabilities
Open credit default swap contracts	29,702	—
Credit default swap contracts premiums received	3,510	—
Payable for:
Investments purchased	218,302	—
Investments purchased on a delayed delivery basis	—	1,655,756
Portfolio shares repurchased	3,903	6,621
Futures variation margin	2,978	—
Total Liabilities	258,395	1,662,377
Net Assets	23,831,661	40,656,256
Net Assets Consist of
Paid-in capital	26,490,563	53,514,936
Undistributed net investment income	91,529	49,311
Accumulated net realized loss	(3,770,762)	(13,169,998)
Net unrealized appreciation (depreciation) on:
Investments	1,052,294	262,007
Credit default swap contracts	(31,963)	—
Net Assets	23,831,661	40,656,256
Shares outstanding	2,313,831	4,392,269
Net asset value price per share	10.30	9.26

See Accompanying Notes to Financial Statements.

22

Statements of Operations – Fixed Income Sector Portfolios
For the Year Ended March 31, 2010

	($)	($)
	Corporate Bond Portfolio	Mortgage- and Asset-Backed Portfolio
Investment Income
Interest	1,343,551	1,747,063
Interest from affiliate	2,118	—
Securities lending	3	—
Total Investment Income	1,345,672	1,747,063
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Credit Default Swap Contracts
Net realized gain (loss) on:
Investments	665,990	954,764
Futures contracts	(43,705)	—
Credit default swap contracts	(221,744)	—
Net realized gain	400,541	954,764
Net change in unrealized appreciation (depreciation) on:
Investments	3,245,483	823,140
Credit default swap contracts	30,268	—
Net change in unrealized appreciation (depreciation)	3,275,751	823,140
Net Gain	3,676,292	1,777,904
Net Increase Resulting from Operations	5,021,964	3,524,967

See Accompanying Notes to Financial Statements.

23

Statements of Changes in Net Assets – Fixed Income Sector Portfolios

Increase (Decrease) in Net Assets	Corporate Bond Portfolio		Mortgage- and Asset-Backed Portfolio
	Year Ended March 31,		Year Ended March 31,
	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income	1,345,672	2,571,838	1,747,063	4,460,548
Net realized gain (loss) on investments, futures contracts and credit default swap contracts	400,541	(5,463,777)	954,764	(8,226,295)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and credit default swap contracts	3,275,751	(995,918)	823,140	2,656,222
Net increase (decrease) resulting from operations	5,021,964	(3,887,857)	3,524,967	(1,109,525)
Distributions to Shareholders
From net investment income	(1,309,428)	(2,585,812)	(1,762,349)	(4,513,649)
Net Capital Stock Transactions	564,513	(47,774,916)	(9,234,695)	(84,444,399)
Total increase (decrease) in net assets	4,277,049	(54,248,585)	(7,472,077)	(90,067,573)
Net Assets
Beginning of period	19,554,612	73,803,197	48,128,333	138,195,906
End of period	23,831,661	19,554,612	40,656,256	48,128,333
Undistributed net investment income at end of period	91,529	55,285	49,311	64,597

See Accompanying Notes to Financial Statements.

24

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Corporate Bond Portfolio				Mortgage- and Asset-Backed Portfolio
	Year Ended March 31, 2010		Year Ended March 31, 2009		Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	465,475	4,487,267	176,063	1,580,494	536,314	4,902,872	2,498,322	22,601,096
Distributions reinvested	1,274	12,338	1,682	14,980	16,385	148,495	20,921	185,920
Redemptions	(415,326)	(3,935,092)	(5,554,673)	(49,370,390)	(1,583,094)	(14,286,062)	(11,926,680)	(107,231,415)
Net increase (decrease)	51,423	564,513	(5,376,928)	(47,774,916)	(1,030,395)	(9,234,695)	(9,407,437)	(84,444,399)

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Corporate Bond Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
	2010	2009	2008		2007	2006
Net Asset Value, Beginning of Period	$8.64	$9.66	$10.06		$9.93	$10.19
Income from Investment Operations:
Net investment income (a)	0.60	0.56	0.58		0.55	0.49
Net realized and unrealized gain (loss) on investments, futures contracts and credit default swap contracts	1.65	(1.01)	(0.40)		0.13	(0.25)
Total from investment operations	2.25	(0.45)	0.18		0.68	0.24
Less Distributions to Shareholders:
From net investment income	(0.59)	(0.57)	(0.58)		(0.55)	(0.49)
From net realized gains	—	—	—		—	(0.01)
Total distributions to shareholders	(0.59)	(0.57)	(0.58)		(0.55)	(0.50)
Net Asset Value, End of Period	$10.30	$8.64	$9.66		$10.06	$9.93
Total return (b)	26.58%	(4.65)%	1.81	%(c)	7.01%	2.34%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	—	—	—		—	—
Net investment income (d)	6.14%	6.10%	5.84%		5.55%	4.83%
Portfolio turnover rate	146%	137%	189%		114%	62%
Net assets, end of period (000s)	$23,832	$19,555	$73,803		$78,588	$64,597

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(d)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

See Accompanying Notes to Financial Statements.

26

Financial Highlights – Mortgage- and Asset-Backed Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.88	$9.32	$10.01	$9.85	$10.01
Income from Investment Operations:
Net investment income (a)	0.38	0.44	0.54	0.54	0.40
Net realized and unrealized gain (loss) on investments	0.39	(0.44)	(0.67)	0.14	(0.12)
Total from investment operations	0.77	—	(0.13)	0.68	0.28
Less Distributions to Shareholders:
From net investment income	(0.39)	(0.44)	(0.53)	(0.52)	(0.40)
From net realized gains	—	—	(0.03)	—	(0.04)
Total distributions to shareholders	(0.39)	(0.44)	(0.56)	(0.52)	(0.44)
Net Asset Value, End of Period	$9.26	$8.88	$9.32	$10.01	$9.85
Total return (b)	8.79%	0.10%	(1.34)%	7.12%	2.85%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (c)	—	—	—	—	—
Net investment income (c)	4.20%	4.92%	5.50%	5.41%	4.00%
Portfolio turnover rate	146%	142%	369%	543%	561%
Net assets, end of period (000s)	$40,656	$48,128	$138,196	$135,358	$89,569

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  The net investment income and expense ratios exclude expenses charged directly to shareholders.

See Accompanying Notes to Financial Statements.

27

Notes to Financial Statements – Fixed Income Sector Portfolios
March 31, 2010

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), each a series of the Trust.

Investment Goals

Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio each seek total return, consisting of current income and capital appreciation.

Portfolio Shares

The Portfolios are authorized to issue an unlimited number of shares without par value and are available only to certain eligible investors through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Bank of America Corporation ("BOA") and its affiliates.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted

28

Fixed Income Sector Portfolios (continued)

March 31, 2010

prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Portfolios may invest in derivative instruments. For additional information on derivative instruments, please see Note 5.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Portfolios' investment advisor, has determined are creditworthy. Each Portfolio, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolios seek to assert their rights.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Portfolios or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Portfolios will not incur any registration costs upon such resale.

Delayed Delivery Securities

Each Portfolio may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolios to subsequently invest at less advantageous prices. Each Portfolio identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Dividend income is recorded on the ex-date.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of

29

Fixed Income Sector Portfolios (continued)

March 31, 2010

its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against a Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010
	Ordinary Income*	Long-Term Capital Gains
Corporate Bond Portfolio	$1,309,428	$—
Mortgage- and Asset-Backed Portfolio	1,762,349	—
	March 31, 2009
	Ordinary Income*	Long-Term Capital Gains
Corporate Bond Portfolio	$2,585,812	$—
Mortgage- and Asset-Backed Portfolio	4,513,649	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Corporate Bond Portfolio	$102,319	$—	$1,014,182
Mortgage- and Asset-Backed Portfolio	49,311	—	262,007

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

30

Fixed Income Sector Portfolios (continued)

March 31, 2010

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation
Corporate Bond Portfolio	$1,402,855	$(388,673)	$1,014,182
Mortgage- and Asset-Backed Portfolio	882,490	(620,483)	262,007

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2014	2015	2016	2017	2018	Total
Corporate Bond Portfolio	$190,899	$595,089	$576,674	$2,121,554	$224,029	$3,708,245
Mortgage- and Asset-Backed Portfolio	—	—	635,139	12,534,859	—	13,169,998

Capital loss carryforwards of $341,126 were utilized during the year ended March 31, 2010 by Mortgage and Asset-Backed Portfolio.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, post-October capital losses of $24,398 attributed to security transactions were deferred to April 1, 2010 for Corporate Bond Portfolio.

Management is required to determine whether a tax position of the Portfolios is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Portfolio is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of BOA, provides investment advisory services to the Portfolios.

Columbia does not receive any fees for its investment advisory services. In addition, under its investment advisory agreement, Columbia has agreed to bear all fees and expenses of the Portfolios (exclusive of brokerage fees and commissions, taxes, interest expense and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any).

The Portfolios do not incur any fees or expenses except brokerage fees and commissions, taxes, interest expense and extraordinary expenses. Participants in the wrap fee programs eligible to invest in the Portfolios are required to pay fees to the program sponsor pursuant to separate agreements and should review the wrap program disclosure document for fees and expenses charged.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Portfolios. The Transaction is subject to certain approvals and

31

Fixed Income Sector Portfolios (continued)

March 31, 2010

other conditions to closing, and is currently expected to close on or about April 30, 2010 (the "Closing").

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Portfolios. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Portfolios upon the Closing. On March 3, 2010, the Portfolios' shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Portfolios. Under the administration agreement, Columbia does not receive any compensation from the Portfolios for its services.

The New Advisor will become the administrator of the Portfolios under a new administrative services agreement effective upon the Closing.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolios. The Transfer Agent does not receive any compensation directly from the Portfolios for its services.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Portfolios upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Distribution and Service Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Portfolios' shares. The Distributor does not receive a fee for its services as distributor.

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Portfolios upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

Note 5. Objectives and Strategies for Investing in Derivative Instruments

Corporate Bond Portfolio uses derivatives instruments including futures contracts and credit default swaps in order to meet its investment objectives. The Corporate Bond Portfolio employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Corporate Bond Portfolio may not achieve its investment objectives.

In pursuit of its investment objectives, the Corporate Bond Portfolio is exposed to the following market risks:

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counter party to a derivative contract to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about each derivative type held by the Portfolio:

Futures Contracts

Corporate Bond Portfolio entered into interest rate futures contracts to manage the duration and yield curve exposure of the Portfolio versus the benchmark.

32

Fixed Income Sector Portfolios (continued)

March 31, 2010

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Corporate Bond Portfolio pledges cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2010, the Corporate Bond Portfolio entered into 152 futures contracts. The Portfolio did not have any open futures contracts at the end of the year.

Credit Default Swap Contracts

Corporate Bond Portfolio entered into credit default swap transactions as a protection buyer to reduce overall credit exposure.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Portfolio may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended March 31, 2010, the Corporate Bond Portfolio purchased credit default swap contracts with a notional amount of $6,655,000.

The following table is a summary of the value of Corporate Bond Portfolio's derivative instruments as of March 31, 2010:

	Fair Value of Derivative Instruments
	Assets		Liabilities
Corporate Bond Portfolio	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
	—	$—	Futures Variation Margin	$(2,978	)*
	Open Credit Default Swap Contracts/Premiums paid	91,856	Open Credit Default Swap Contracts/Premiums received	$(33,212)

*  Includes only current day's variation margin.

33

Fixed Income Sector Portfolios (continued)

March 31, 2010

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Corporate Bond Portfolio	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate Risk	$(43,705)	$—
Credit Default Swap Contracts	Credit Risk	(221,744)	30,268

Note 6. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Portfolios were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Corporate Bond Portfolio	$7,144,446	$6,630,490	$24,394,339	$25,198,669
Mortgage- and Asset-Backed Portfolio	50,993,522	54,306,544	8,659,741	9,710,623

Note 7. Line of Credit

The Portfolios and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any portfolio is limited to the lesser of $200,000,000 and the Portfolio's borrowing limit set forth in the Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, the Portfolios did not borrow under these arrangements.

Note 8. Securities Lending

Each Portfolio may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Portfolios. Generally, in the event of borrower default, the Portfolios have the right to use the collateral to offset any losses incurred. In the event the Portfolios are delayed or prevented from

34

Fixed Income Sector Portfolios (continued)

March 31, 2010

exercising their right to dispose of the collateral, there may be a potential loss to the Portfolios. The Portfolios bear the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of March 31, 2010, the Portfolios had shareholders that held greater than 5% of the shares outstanding of a Portfolio, whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Corporate Bond Portfolio	98.4
Mortgage- and Asset-Backed Portfolio	94.1

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolios.

Note 10. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Portfolio to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Portfolio to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United

35

Fixed Income Sector Portfolios (continued)

March 31, 2010

States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

36

Fixed Income Sector Portfolios (continued)

March 31, 2010

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Portfolios' management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Portfolios and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Portfolios and changed its name to Columbia Management Investment Services Corp. Also on that Date, the New Distributor became the distributor of the Portfolios and changed its name to Columbia Management Investment Distributors, Inc.

37

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and Shareholders of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio (each a series of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 21, 2010

38

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 52; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 52; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Simmons Company (bedding); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 52; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 52; Director—Conseco, Inc. (insurance); Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 52; Trustee—Research Foundation of CFA Institute; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—BofA Funds Series Trust.

39

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 52; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through 2006; oversees 52; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup; Trustee—BofA Funds Series Trust.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

40

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

41

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

42

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

43

Board Consideration and Re-Approval of Previous Investment Advisory Agreement

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The portfolios identified above are each referred to as a "Portfolio" and collectively referred to as the "Portfolios."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Portfolio's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it for each Portfolio, and their determinations were made separately in respect of each Portfolio.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolios by CMA under the Advisory Agreement. The most recent investment adviser registration forms for CMA were made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolios and CMA, including their compliance policies and procedures and reports of the Portfolios' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Portfolios by CMA.

44

Investment Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Portfolios to CMA for investment advisory services (the "Contractual Management Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board noted that no fees or expenses are charged to the Portfolios.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Portfolios.

Portfolio Performance. The Board considered the performance results for each of the Portfolios over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Portfolio (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Portfolio's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Portfolio's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Portfolios, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered certain risk-adjusted performance data.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Portfolios and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Portfolio information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most through CMA's assumption of certain Portfolio expenses.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to its other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, because the Portfolios' Contractual Management Rates are zero, no further analysis was required.

Other Benefits to CMA. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their

45

relationship with the Portfolios. Such benefits could include, among others, benefits attributable to CMA's relationship with the Portfolios (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Portfolios (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolios in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolios and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolios receives throughout the year. In this regard, the Board and its Committees review reports of CMA at each of its quarterly meetings, which include, among other things, Portfolio performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Board Consideration and Approval of New Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trust, for purposes of this shareholder report, the description is only relevant as to the Fixed Income Sector Portfolios.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which

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management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

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In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee

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schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate

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basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees

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also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain

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classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio were not highlighted as review funds.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

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include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with

56

breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

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4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

  a. Management-only profitability should be calculated without reference to any Private Bank expense.

  b. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

  c. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

  d. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for

58

any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1   CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

60

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds ... will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Proxy Voting Results

Corporate Bond Portfolio and Mortgage- and Asset-Backed Portfolio

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved for each Portfolio as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Corporate Bond Portfolio	2,240,031	0	0	0
Mortgage- and Asset-Backed Portfolio	4,481,459	0	0	1,214

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Portfolio in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved for each Portfolio as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Corporate Bond Portfolio	2,240,031	0	0	0
Mortgage- and Asset-Backed Portfolio	4,481,459	0	0	1,214

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

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Important Information About This Report

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Fixed Income Sector Portfolios.

A description of the policies and procedures that each portfolio uses to determine how to vote proxies and a copy of each portfolio's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each portfolio voted proxies relating to portfolio securities is also available from the portfolios' website, www.columbiamanagement.com.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor*

Columbia Management Investment
Advisers, LLC
100 Federal Street
Boston, MA 02110

*As of May 1, 2010

65

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Fixed Income Sector Portfolios

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/44407-0310 (05/10) 10/W4Z5G2

Columbia Management®

Annual Report

March 31, 2010

Columbia LifeGoalTM Portfolios

■  Columbia LifeGoalTM Growth Portfolio

■  Columbia LifeGoalTM Balanced Growth Portfolio

■  Columbia LifeGoalTM Income and Growth Portfolio

■  Columbia LifeGoalTM Income Portfolio

Not FDIC Insured  ■ May Lose Value ■ No Bank Guarantee

Economic Update	1

LifeGoalTM Growth Portfolio	3

LifeGoalTM Balanced Growth Portfolio	8

LifeGoalTM Income and Growth Portfolio	13

LifeGoalTM Income Portfolio	18

Financial Statements	23

Report of Independent Registered Public Accounting Firm	67

Federal Income Tax Information	68

Fund Governance	69

Board Consideration and Re-Approval of Previous Investment Advisory Agreement	74

Board Consideration and Approval of New Investment Advisory Agreement	78

Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)	85

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	91

Proxy Voting Results	93

Important Information About This Report	97

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Economic Update – Columbia LifeGoal Portfolios

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of a slowdown in inventory reduction and federal government stimulus spending. Hopes for a sustained recovery now depend on a variety of factors, including continued improvement in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of stabilizing, but stopped short of meaningful improvement during the period. Home sales moved higher in 2009 as new homebuyers took advantage of a federal tax credit. However, as the tax credit was set to expire in November 2009, sales slipped—and did not revive even though the tax credit was expanded and extended through April 2010. Housing prices remained relatively flat over the past year, but that was progress compared to 2008. The average home price fell sharply in 2008; and since then distressed properties, which account for approximately 40% of all housing sales, have held prices down because they are heavily discounted.

In the beleaguered labor market, there was some good news. While businesses continued to shed jobs through most of 2009, raising the unemployment rate at the end of the period, job data turned solidly positive in March 2010, buoyed by a swell of temporary workers hired to conduct the national once-in-a-decade census. Consumer spending also trended higher in the second half of the period. In fact, March year-over-year sales made a significant jump upward. Despite these improvements, consumer confidence, as measured monthly by The Conference Board, an independent research organization, failed to gain much ground during the year. Consumers surveyed continue to cite uncertain business conditions and still-weak labor prospects for their concerns.

On the business side of the economy, manufacturing activity gained momentum. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—rose above 50 in July 2009—then rose for eight consecutive months to remain well above 50 for the remainder of the period. (An index value of 50+ indicates a growing economy.) Industrial production moved higher for eleven out of the past 12 months, and durable goods orders took off, with a big jump upward in January. Manufacturing capacity utilization inched upward to 72.7%.

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued with little interruption through the end of the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks outperformed large- and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Summary

For the 12-month period that ended March 31, 2010

■   After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Barclays Aggregate Index	BofA ML Index

1

Economic Update (continued) – Columbia LifeGoal Portfolios

indices.2 Outside the United States, stock market returns were slightly stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 81.08% (net of dividends, in U.S. dollars) for the 12-month period, after giving back some gains in the first quarter of 2010.

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 7.69%. Municipal bonds gained more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.69%. The high-yield bond market was even stronger than the broad stock market during the period. For the 12 months covered by this report, the BofA Merrill Lynch U.S. High Yield Cash Pay Index7 returned 55.67%.

The yield on the 10-year U.S. Treasury, a common bellwether for the bond market, rose from 2.7% to 3.8% during the 12-month period. Yet despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

Past performance is no guarantee of future results.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indicies.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

7The BofA Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2

Portfolio Profile – Columbia LifeGoal Growth Portfolio

Summary

■  For the 12-month period that ended March 31, 2010, the portfolio's Class A shares returned 55.04% without sales charge.

■  The portfolio outperformed its benchmark, the S&P 500 Index1, which rose 49.77%. Its return was significantly higher than the 48.45% average return of the funds in its peer group, the Lipper Large-Cap Core Funds Classification.2

■  We attribute the portfolio's strong relative performance to positive tactical allocations as well as to underlying funds that produced returns that surpassed their benchmarks.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 1990.

Effective May 1, 2010, David Joy will also co-manage the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the Portfolio and changed its name to Columbia Management Investment Advisers, LLC. Please see the Portfolio's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+55.04%

Class A shares (with sales charge)

+49.77%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a portfolio's investment strategy. For equity portfolios, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows a portfolio's investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

3

Performance Information – Columbia LifeGoal Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.49
Class B	2.24
Class C	2.24
Class R	1.74
Class Z	1.24

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and includes the expenses incurred by the underlying funds in which the portfolio invests. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as the use of different time periods in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	12,194	11,495
Class B	11,302	11,302
Class C	11,294	11,294
Class R	12,064	n/a
Class Z	12,474	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Inception	10/15/96		08/12/97		10/15/96		01/23/06	10/15/96
Sales charge	without	with	without	with	without	with	without	without
1-year	55.04	46.07	53.78	48.78	53.73	52.73	54.68	55.20
5-year	4.22	3.00	3.46	3.17	3.44	3.44	4.00	4.50
10-year	2.00	1.40	1.23	1.23	1.22	1.22	1.89	2.24

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The inception date of the portfolio's Class R shares is January 23, 2006. Class R shares have no performance prior to their inception date. The performance shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance would be lower.

4

Understanding Your Expenses – Columbia LifeGoal Growth Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,102.50	1,022.44	2.62	2.52	0.50
Class B	1,000.00	1,000.00	1,098.50	1,018.70	6.54	6.29	1.25
Class C	1,000.00	1,000.00	1,099.40	1,018.70	6.54	6.29	1.25
Class R	1,000.00	1,000.00	1,101.00	1,021.19	3.93	3.78	0.75
Class Z	1,000.00	1,000.00	1,104.23	1,023.68	1.31	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in expense information in the table above.

5

Portfolio Managers' Report – Columbia LifeGoal Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	10.33
Class B	9.48
Class C	9.40
Class R	10.25
Class Z	10.49

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.02
Class B	0.01
Class C	0.01
Class R	0.02
Class Z	0.02

For the 12-month period that ended March 31, 2010, the portfolio's Class A shares returned 55.04% without sales charge. The portfolio surpassed its benchmark, the S&P 500 Index, which returned 49.77% during the period. Its return was also higher than the average return of the funds in its peer group, the Lipper Large-Cap Core Funds Classification, which rose 48.45%. We attribute the portfolio's strong relative performance to positive tactical allocations, as well as to underlying funds that outperformed their benchmarks.

Tactical allocations, underlying funds benefited performance

With a strengthening economy as its backdrop, stock markets around the world rallied from mid-March 2009 through the end of the period. U.S. stocks rose strongly, and developed and emerging international markets produced even heftier gains. Against this backdrop, the portfolio's asset allocation team maintained an overweight in small-cap stocks and emerging markets. The team increased exposure to emerging markets through an investment in Columbia Pacific/Asia Fund, but it cut back exposure to small caps towards the second half of the period on the belief that they have enjoyed a strong run-up and have less potential going forward. The portfolio's emphasis on small caps and emerging markets helped boost performance as small-cap stocks returned 64.00%, measured by the S&P SmallCap 600 Index, and emerging markets rose 81.08%, as measured by the MSCI Emerging Markets Index.

In addition to positive tactical allocations, Columbia LifeGoal Growth Portfolio benefited from strong performance of several of its underlying funds. For the period, Columbia Value and Restructuring Fund, Columbia Contrarian Core Fund, Columbia Acorn USA, Columbia Marsico Focused Equities Fund and Columbia Pacific/Asia Fund all outperformed their respective benchmarks. However, Columbia Mid Cap Value Fund, Columbia Convertible Securities Fund and Columbia International Value Fund underperformed their benchmarks by considerable margins.

6

Portfolio Managers' Report (continued) – Columbia LifeGoal Growth Portfolio

Looking ahead

We believe that expectations for higher corporate earnings and a continued favorable interest rate climate could help support the U.S. stock market. Outside the United States, a debt rescue package for Greece and positive economic growth are also favorable signs for the financial markets. In this environment, the portfolio favors domestic and emerging markets over developed international markets.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio Allocation

as of 03/31/10 (%)

Columbia Mid Cap Growth Fund	10.9
Columbia Mid Cap Value Fund	10.8
Columbia Contrarian Core Fund	7.2
Columbia Emerging Markets Fund	6.6
Columbia Large Cap Core Fund	6.5
Columbia Small Cap Value Fund II	6.0
Columbia International Value Fund	6.0
Columbia Value and Restructuring Fund	4.9
Columbia Marsico Focused Equities Fund	4.2
Columbia Large Cap Growth Fund	4.1
Columbia Disciplined Value Fund	4.1
Columbia Select Large Cap Growth Fund	4.1
Columbia Large Cap Value Fund	4.1
Columbia Marsico International Opportunities Fund	3.2
Columbia Acorn International	3.1
Columbia Acorn USA	3.0
Columbia Energy and Natural Resources Fund	2.5
Columbia Convertible Securities Fund	2.3
iShares MSCI Japan Index Fund	1.5
Columbia Small Cap Growth Fund I	1.5
Columbia Small Cap Growth Fund II	1.5
Columbia U.S. Treasury Index Fund	1.4
Columbia Pacific/Asia Fund	0.5

Portfolio allocation is calculated as a percentage of total investments.

7

Portfolio Profile – Columbia LifeGoal Balanced Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+42.94%

Class A shares (without sales charge)

+7.69%

Barclays Capital Aggregate Bond Index

+49.77%

S&P 500 Index

Summary

■  For the 12-month period that ended March 31, 2010, the portfolio's Class A shares returned 42.94% without sales charge.

■  The portfolio's equity benchmark, the S&P 500 Index1, returned 49.77% while its fixed-income index, the Barclays Capital Aggregate Bond Index2, returned 7.69%.

■  The portfolio significantly outperformed the average return of the funds in its peer group, the Lipper Mixed–Asset Target Allocation Moderate Funds Classification3, which returned 35.05%. Positive tactical allocations aided performance, and some underlying funds produced returns that surpassed their benchmarks.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 1990.

Effective May 1, 2010, David Joy will also co-manage the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the Portfolio and changed its name to Columbia Management Investment Advisers, LLC. Please see the Portfolio's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

8

Performance Information – Columbia LifeGoal Balanced Growth Portfolio

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Balanced Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	15,224	14,350
Class B	14,105	14,105
Class C	14,097	14,097
Class R	15,050	n/a
Class Z	15,603	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.38
Class B	2.13
Class C	2.13
Class R	1.63
Class Z	1.13

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and includes the expenses incurred by the underlying funds in which the portfolio invests. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as the use of different time periods in calculating the ratios.

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Inception	10/15/96		08/13/97		10/15/96		01/23/06	10/15/96
Sales charge	without	with	without	with	without	with	without	without
1-year	42.94	34.67	41.72	36.72	41.76	40.76	42.46	43.01
5-year	4.82	3.59	4.03	3.72	4.02	4.02	4.58	5.09
10-year	4.29	3.68	3.50	3.50	3.49	3.49	4.17	4.55

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results shown would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The inception date of the portfolio's Class R shares is January 23, 2006. Class R shares have no performance prior to their inception date. The performance shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance would be lower.

9

Understanding Your Expenses – Columbia LifeGoal Balanced Growth Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,079.60	1,022.44	2.59	2.52	0.50
Class B	1,000.00	1,000.00	1,075.10	1,018.70	6.47	6.29	1.25
Class C	1,000.00	1,000.00	1,075.20	1,018.70	6.47	6.29	1.25
Class R	1,000.00	1,000.00	1,077.30	1,021.19	3.88	3.78	0.75
Class Z	1,000.00	1,000.00	1,080.00	1,023.68	1.30	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in expense information in the table above.

10

Portfolio Managers' Report – Columbia LifeGoal Balanced Growth Portfolio

For the 12-month period that ended March 31, 2010, the portfolio's Class A shares returned 42.94% without sales charge. The portfolio's equity benchmark, the broad-based S&P 500 Index, returned 49.77% and its fixed-income benchmark, the Barclays Capital Aggregate Bond Index, returned 7.69%. The portfolio significantly outperformed the average return of the funds in its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Classification, which returned 35.05%. We attribute the portfolio's strong relative performance to tactical allocations as well as to underlying funds that outperformed their benchmarks.

Tactical allocations, underlying funds benefited performance

With a strengthening economy as its backdrop, stock markets around the world rallied from mid-March 2009 through the end of the period. U.S. stocks rose strongly, and developed and emerging international markets produced even heftier gains. In this environment, the portfolio's asset allocation team maintained an overweight in small-cap stocks and emerging markets. In fact, we added to emerging-market exposure with investments in Columbia Pacific/Asia Fund and iShares MSCI Japan Index Fund. These moves helped boost performance as small-cap stocks returned 64.00%, measured by the S&P SmallCap 600 Index, and emerging markets rose 81.08%, as measured by the MSCI Emerging Markets Index.

Early in the 12-month period, we increased the portfolio's exposure to equities. After a run-up in the markets, we took some steps to reduce the portfolio's risk exposure by reducing equities—including small caps—and establishing a position in commodities with an investment in Columbia Energy and Natural Resources Fund.

In the fixed-income portion of the portfolio, the management team maintained an overweight in investment-grade bonds and high-yield securities. The allocation to high-yield securities was particularly beneficial, as the Columbia High Income Fund returned 42.69% for the period. As the period wore on, the team raised its position in investment-grade bonds and cut back exposure to high yield. As part of a move to manage risk, we established a position in Columbia U.S. Treasury Index Fund.

In addition to positive tactical allocations, Columbia LifeGoal Balanced Growth Portfolio benefited from strong performance of several of its underlying funds. For the period, Columbia Value and Restructuring Fund, Columbia Contrarian Core Fund, Columbia Acorn USA, Columbia Marsico Focused Equities Fund, Columbia Pacific/Asia Fund, Columbia Total Return Bond Fund and Columbia Income Fund outperformed their respective benchmarks. However, Columbia Mid Cap Value Fund, Columbia Convertible Securities Fund, Columbia International Value Fund and Columbia High Income Fund underperformed their benchmarks by a considerable margin.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	10.23
Class B	10.16
Class C	10.29
Class R	10.22
Class Z	10.21

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.22
Class B	0.16
Class C	0.16
Class R	0.20
Class Z	0.25

11

Portfolio Managers' Report (continued) – Columbia LifeGoal Balanced Growth Portfolio

Portfolio Allocation

as of 03/31/10 (%)

Columbia Total Return Bond Fund	18.8
Columbia Income Fund	9.4
Columbia High Income Fund	8.4
Columbia International Value Fund	5.7
Columbia Mid Cap Growth Fund	4.7
Columbia Mid Cap Value Fund	4.7
Columbia Contrarian Core Fund	4.7
Columbia Emerging Markets Fund	4.6
Columbia Small Cap Value Fund II	3.9
Columbia Large Cap Core Fund	3.4
Columbia Value and Restructuring Fund	3.3
Columbia Marsico International Opportunities Fund	3.0
Columbia Acorn International	2.9
Columbia Energy and Natural Resources Fund	2.6
Columbia Convertible Securities Fund	2.1
Columbia Marsico Focused Equities Fund	2.1
Columbia Select Large Cap Growth Fund	2.1
Columbia Large Cap Growth Fund	2.1
Columbia Large Cap Value Fund	2.1
Columbia Disciplined Value Fund	2.0
Columbia Acorn USA	1.9
iShares MSCI Japan Index Fund	1.6
Columbia U.S. Treasury Index Fund	1.4
Columbia Small Cap Growth Fund I	1.0
Columbia Small Cap Growth Fund II	1.0
Columbia Pacific/Asia Fund	0.5
Columbia Cash Reserves	0.0	*

Portfolio allocation is calculated as a percentage of total investments.

*Rounds to less then 0.1%

Looking ahead

We believe that expectations for higher corporate earnings and a continued favorable interest-rate climate could help support the U.S. stock market. Outside the United States, a debt rescue package for Greece and positive economic growth are also favorable signs for the financial markets. In this environment, the portfolio favors domestic and emerging markets over developed international markets.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

12

Portfolio Profile – Columbia LifeGoal Income and Growth Portfolio

Summary

■  For the 12-month period that ended March 31, 2010, the portfolio's Class A shares returned 29.06% without sales charge.

■  The portfolio's equity benchmark, the S& P 500 Index1, rose 49.77%, while its fixed-income index, the Barclays Capital Aggregate Bond Index2, returned 7.69%.

■  The portfolio outperformed the average return of the funds in its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds Classification,3 which returned 27.20%. Positive tactical allocations as well as underlying funds that outperformed their benchmarks generally accounted for the portfolio's strong results.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 1990.

Effective May 1, 2010, David Joy will also co-manage the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the Portfolio and changed its name to Columbia Management Investment Advisers, LLC. Please see the Portfolio's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks.

2The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+29.06%

Class A shares (without sales charge)

+7.69%

Barclays Capital Aggregate Bond Index

+49.77%

S&P 500 Index

13

Performance Information – Columbia LifeGoal Income and Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.23
Class B	1.98
Class C	1.98
Class R	1.48
Class Z	0.98

*The annual operating expense ratio is as stated in the portfolio's prospectus that is current as of the date of this report and includes the expenses incurred by the underlying funds in which the portfolio invests. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as the use of different time periods in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Income and Growth Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	15,799	14,893
Class B	14,643	14,643
Class C	14,635	14,635
Class R	15,632	n/a
Class Z	16,166	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Inception	10/15/96		08/07/97		10/15/96		01/23/06	10/15/96
Sales charge	without	with	without	with	without	with	without	without
1-year	29.06	21.64	27.94	22.94	27.99	26.99	28.58	29.25
5-year	4.73	3.50	3.94	3.63	3.94	3.94	4.50	4.96
10-year	4.68	4.06	3.89	3.89	3.88	3.88	4.57	4.92

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

The inception date of the portfolio's Class R shares is January 23, 2006. Class R shares have no performance prior to their inception date. The performance shown for Class R shares prior to their inception date is that of Class A shares. If Class R shares fees and expenses were included, performance would be lower.

14

Understanding Your Expenses – Columbia LifeGoal Income and Growth Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,061.00	1,022.44	2.57	2.52	0.50
Class B	1,000.00	1,000.00	1,056.30	1,018.70	6.41	6.29	1.25
Class C	1,000.00	1,000.00	1,056.60	1,018.70	6.41	6.29	1.25
Class R	1,000.00	1,000.00	1,058.60	1,021.19	3.85	3.78	0.75
Class Z	1,000.00	1,000.00	1,061.90	1,023.68	1.29	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in expense information in the table above.

15

Portfolio Managers' Report – Columbia LifeGoal Income and Growth Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	10.04
Class B	10.00
Class C	9.94
Class R	10.04
Class Z	9.94

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.30
Class B	0.23
Class C	0.23
Class R	0.28
Class Z	0.33

For the 12-month period that ended March 31, 2010, the portfolio's Class A shares returned 29.06% without sales charge. The portfolio's equity benchmark, the broad-based S&P 500 Index, returned 49.77% and its fixed-income benchmark, the Barclays Capital Aggregate Bond Index, rose 7.69%. The portfolio surpassed the average return of the funds in its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds Classification, which returned 27.20%. We attribute the portfolio's strong relative performance to positive tactical allocations, as well as to underlying funds that outperformed their benchmarks.

Tactical allocations, underlying funds benefited performance

With a strengthening economy as its backdrop, stock markets around the world rallied from mid-March 2009 through the end of the period. U.S. stocks rose strongly, and developed and emerging international markets produced even heftier gains. In this environment, the portfolio's asset allocation team added to equities and reduced fixed income. We maintained an overweight in small-cap stocks but cut back slightly on the portfolio's small-cap position after a strong run up in the sector. Small-cap stocks returned 64.00%, as measured by the S&P SmallCap 600 Index. We also overweighted emerging markets, adding positions in Columbia Pacific/Asia Fund and iShares MSCI Japan Index Fund, which helped boost performance as emerging markets rose 81.08%, as measured by the MSCI Emerging Markets Index. Within fixed income, the team added to corporate bond holdings by reducing cash. We maintained an overweight in high-yield securities, which was particularly beneficial as Columbia High Income Fund returned 42.69% for the period. However, we cut back exposure to high yield later in the period and raised the portfolio's exposure to investment-grade bonds, which was another positive performer for the portfolio. As part of a move to broaden diversification and manage risk, we established new positions in commodities and U.S. Treasuries through investments in Columbia Energy and Natural Resources Fund and Columbia U.S. Treasury Index Fund.

In addition to positive tactical allocations, Columbia LifeGoal Income and Growth Portfolio benefited from strong performance of several of its underlying funds. For the period, Columbia Value and Restructuring Fund, Columbia Contrarian Core Fund, Columbia Acorn USA, Columbia Marsico Focused Equities Fund, Columbia Pacific/Asia Fund, Columbia Total Return Bond Fund, Columbia Short Term Bond Fund and Columbia Income Fund outperformed their respective benchmarks. Columbia Mid Cap Value Fund, Columbia Convertible Securities Fund, Columbia International Value Fund and Columbia High Income Fund underperformed their respective benchmarks by considerable margins.

16

Portfolio Managers' Report (continued) – Columbia LifeGoal Income and Growth Portfolio

Looking ahead

We believe that expectations for higher corporate earnings and a continued favorable interest-rate climate could help support the U.S. stock market. Outside the United States, a debt rescue package for Greece and positive economic growth are also favorable signs for the financial markets. In this environment, the portfolio favors domestic and emerging markets over developed international markets.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuation, economic instability and political developments.

Portfolio Allocation

as of 03/31/10 (%)

Columbia Short Term Bond Fund	24.7
Columbia Total Return Bond Fund	19.5
Columbia High Income Fund	11.5
Columbia Income Fund	8.8
Columbia Emerging Markets Fund	3.6
Columbia Energy and Natural Resources Fund	2.5
Columbia Contrarian Core Fund	2.5
Columbia Convertible Securities Fund	2.1
Columbia Mid Cap Growth Fund	2.0
Columbia Mid Cap Value Fund	2.0
Columbia Large Cap Core Fund	2.0
Columbia International Value Fund	1.7
iShares MSCI Japan Index Fund	1.6
Columbia Small Cap Value Fund II	1.5
Columbia U.S. Treasury Index Fund	1.5
Columbia Marsico Focused Equities Fund	1.3
Columbia Large Cap Growth Fund	1.3
Columbia Disciplined Value Fund	1.3
Columbia Large Cap Value Fund	1.3
Columbia Value and Restructuring Fund	1.3
Columbia Select Large Cap Growth Fund	1.3
Columbia Acorn International	1.0
Columbia Marsico International Opportunities Fund	1.0
Columbia Acorn USA	0.8
Columbia Cash Reserves	0.6
Columbia Pacific/Asia Fund	0.5
Columbia Small Cap Growth Fund I	0.4
Columbia Small Cap Growth Fund II	0.4

Portfolio allocation is calculated as a percentage of total investments.

17

Portfolio Profile – Columbia LifeGoal Income Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+19.77%

Class A shares (without sales charge)

+4.72%

Barclays Capital U.S. Aggregate 1-3 Years Index

+13.66%

Blended 80% Barclays Capital U.S. Aggregate 1-3 Years Index / 20% Barclays Capital U.S. Corporate High Yield Bond Index

Summary

■  For the 12-month period that ended March 31, 2010, the portfolio's Class A shares returned 19.77% without sales charge.

■  The portfolio outperformed its fixed-income index, the Barclays Capital U.S. Aggregate 1-3 Years Index1; a customized benchmark2 created by Columbia Management Advisors, blending 80% Barclays Capital U.S. Aggregate 1-3 Years Index and 20% Barclays Capital U.S. Corporate High Yield Bond Index; and the average return of the funds in its peer group, the Lipper General Bond Funds Classification.3

■  Positive tactical allocations and underlying funds that produced returns that surpassed their benchmarks generally accounted for the portfolio's strong performance.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 1990.

Effective May 1, 2010, David Joy will also co-manage the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the Portfolio and changed its name to Columbia Management Investment Advisers, LLC. Please see the Portfolio's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital U.S. Aggregate 1-3 Years Index is an index of publicly-issued investment-grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

2This blend is 80% Barclays Capital U.S. Aggregate 1-3 Years Index and 20% Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is a market value-weighted index, which covers the U.S. non-investment grade fixed-rate debt market. The index is composed of US. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The index includes reinvestment of income.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

18

Performance Information – Columbia LifeGoal Income Portfolio

Performance of a $10,000 investment 09/04/03 – 03/31/10

*Benchmark performance is as of 08/31/03

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia LifeGoal Income Portfolio during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 09/04/03 – 03/31/10 ($)

Sales charge	without	with
Class A	13,087	12,656
Class B	12,455	12,455
Class C	12,447	12,447
Class Z	13,312	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	09/04/03		09/04/03		09/05/03		09/04/03
Sales charge	without	with	without	with	without	with	without
1-year	19.77	15.86	19.04	16.04	19.07	18.07	20.33
5-year	4.03	3.34	3.26	3.26	3.26	3.26	4.29
Life	4.18	3.65	3.40	3.40	3.39	3.39	4.45

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.63
Class B	2.38
Class C	2.38
Class Z	1.38

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.24
Class B	1.99
Class C	1.99
Class Z	0.99

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio's prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 07/31/10. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as the use of different time periods in calculating the ratios.

19

Understanding Your Expenses – Columbia LifeGoal Income Portfolio

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the portfolio's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,048.20	1,021.59	3.42	3.38	0.67
Class B	1,000.00	1,000.00	1,044.30	1,017.85	7.24	7.14	1.42
Class C	1,000.00	1,000.00	1,045.50	1,017.85	7.24	7.14	1.42
Class Z	1,000.00	1,000.00	1,050.50	1,022.84	2.15	2.12	0.42

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different portfolios. If these transaction costs were included, your costs would have been higher.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in expense information in the table above.

20

Portfolio Managers' Report – Columbia LifeGoal Income Portfolio

For the 12-month period that ended March 31, 2010, the portfolio's Class A shares returned 19.77% without sales charge. The portfolio's return was sharply higher than the 4.72% return of its benchmark, the Barclays Capital U.S. Aggregate 1-3 Years Index. It also did better than its customized blended benchmark—80% Barclays Capital U.S. Aggregate 1-3 Years Index and 20% Barclays Capital U.S. Corporate High Yield Bond Index—which returned 13.66%. In addition, the portfolio outpaced the average return of the funds in its peer group, the Lipper General Bond Funds Classification, which returned 15.41%. We attribute the portfolio's strong relative performance to positive tactical allocations, as well as to underlying funds that outperformed their benchmarks.

Tactical allocations, underlying funds benefited performance

With a strengthening economy as its backdrop, stock markets around the world rallied from mid-March 2009 through the end of the period. U.S. stocks rose strongly and both developed and emerging international markets produced even heftier gains. In this environment, the portfolio's asset allocation team added to the portfolio's small equity position and slightly reduced exposure to fixed income. A very small position in small-cap stocks helped boost performance as small-cap stocks returned 64.00%, as measured by the S&P SmallCap 600 Index.

Within fixed income, the team reduced its exposure to mortgage-backed securities and cash, adding to investment-grade corporate bonds and high-yield securities. The allocation to high-yield securities was particularly beneficial as Columbia High Income Fund returned 42.69% for the period. To help broaden the portfolio's diversification we established new positions in Columbia U.S. Treasury Index Fund and Columbia Energy and Natural Resources Fund.

In addition to positive tactical allocations, Columbia LifeGoal Income Portfolio benefited from strong performance of several of its underlying funds: Columbia Total Return Bond Fund, Columbia Income Fund, Columbia Short Term Bond Fund, Mortgage- and Asset-Backed Portfolio and Columbia Value and Restructuring Fund. However, Columbia High Income Fund, Columbia Mid Cap Value Fund and Columbia Convertible Securities Fund underperformed their respective benchmarks by considerable margins.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	9.90
Class B	9.89
Class C	9.88
Class Z	9.91

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.35
Class B	0.28
Class C	0.28
Class Z	0.38

21

Portfolio Managers' Report (continued) – Columbia LifeGoal Income Portfolio

Portfolio Allocation

as of 03/31/10 (%)

Columbia Short Term Bond Fund	34.9
Columbia Total Return Bond Fund	18.0
Columbia High Income Fund	16.6
Columbia Income Fund	9.2
Mortgage- and Asset-Backed Portfolio	5.8
Columbia Convertible Securities Fund	5.0
Columbia Energy and Natural Resources Fund	2.5
Columbia Value and Restructuring Fund	1.5
Columbia Large Cap Value Fund	1.5
Columbia U.S. Treasury Index Fund	1.5
Columbia Mid Cap Value Fund	1.3
Columbia Disciplined Value Fund	1.0
Columbia Small Cap Value Fund II	0.7
Columbia Cash Reserves	0.5

Portfolio allocation is calculated as a percentage of total investments.

Looking ahead

We believe that expectations for higher corporate earnings and a continued favorable interest rate climate could help support the U.S. stock and bond markets. Outside the United States, a debt rescue package for Greece and positive economic growth are also favorable signs for the financial markets.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the portfolio may differ from that presented for other Columbia Funds.

Columbia LifeGoal Portfolios reserve the right to add or remove underlying funds at any time.

The portfolio is a "fund of funds." A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. High-yield bonds issued by foreign entities have greataer potential risks, including less regulation, currency fluctuation, economic instability and political developments.

22

Investment Portfolio – Columbia LifeGoal Growth Portfolio

March 31, 2010

Investment Companies (a) – 100.1%
	Shares	Value ($)
Columbia Acorn International, Class Z	347,984	12,339,497
Columbia Acorn USA, Class Z	477,005	11,801,116
Columbia Contrarian Core Fund, Class Z	2,167,158	28,368,103
Columbia Convertible Securities Fund, Class Z	667,233	8,947,597
Columbia Disciplined Value Fund, Class Z	1,533,705	16,211,260
Columbia Emerging Markets Fund, Class Z	2,299,953	25,897,474
Columbia Energy and Natural Resources Fund, Class Z	480,405	9,689,779
Columbia International Value Fund, Class Z	1,637,875	23,470,748
Columbia Large Cap Core Fund, Class Z	2,087,246	25,339,163
Columbia Large Cap Growth Fund, Class Z	765,877	16,198,300
Columbia Large Cap Value Fund, Class Z	1,507,431	16,174,729
Columbia Marsico Focused Equities Fund, Class Z	782,143	16,284,214
Columbia Marsico International Opportunities Fund, Class Z	1,161,244	12,564,662
Columbia Mid Cap Growth Fund, Class Z	1,919,775	42,427,029
Columbia Mid Cap Value Fund, Class Z	3,537,184	42,340,095
Columbia Pacific/Asia Fund, Class Z	258,421	1,987,259
Columbia Select Large Cap Growth Fund, Class Z	1,522,967	16,219,598
Columbia Small Cap Growth Fund I, Class Z	222,857	5,919,073
Columbia Small Cap Growth Fund II, Class Z	582,550	5,895,406
Columbia Small Cap Value Fund II, Class Z	1,984,896	23,540,867
Columbia U.S. Treasury Index Fund, Class Z	500,619	5,566,878
Columbia Value and Restructuring Fund, Class Z	428,641	19,143,123
iShares MSCI Japan Index Fund	573,000	5,982,120
Total Investment Companies (cost of $369,767,877)		392,308,090
Total Investments – 100.1% (cost of $369,767,877) (b)		392,308,090
Other Assets & Liabilities, Net – (0.1)%		(476,789)
Net Assets – 100.0%		391,831,301

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)  Cost for federal income tax purposes is $380,385,189.

Quoted prices in active markets for identical securities (level 1 measurements) were used in determining value for all securities in the Portfolio as of March 31, 2010.

For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

23

Investment Portfolio – Columbia LifeGoal Balanced Growth Portfolio

March 31, 2010

Investment Companies (a) – 100.1%
	Shares	Value ($)
Columbia Acorn International, Class Z	482,809	17,120,410
Columbia Acorn USA, Class Z	459,293	11,362,901
Columbia Cash Reserves, Capital Class Shares	2	2
Columbia Contrarian Core Fund, Class Z	2,074,605	27,156,583
Columbia Convertible Securities Fund, Class Z	914,756	12,266,879
Columbia Disciplined Value Fund, Class Z	1,123,067	11,870,822
Columbia Emerging Markets Fund, Class Z	2,401,886	27,045,231
Columbia Energy and Natural Resources Fund, Class Z	736,144	14,848,023
Columbia High Income Fund, Class Z	6,168,860	48,672,304
Columbia Income Fund, Class Z	5,732,056	54,626,489
Columbia International Value Fund, Class Z	2,309,152	33,090,152
Columbia Large Cap Core Fund, Class Z	1,644,072	19,959,029
Columbia Large Cap Growth Fund, Class Z	568,255	12,018,587
Columbia Large Cap Value Fund, Class Z	1,110,872	11,919,654
Columbia Marsico Focused Equities Fund, Class Z	581,766	12,112,362
Columbia Marsico International Opportunities Fund, Class Z	1,589,745	17,201,041
Columbia Mid Cap Growth Fund, Class Z	1,240,139	27,407,065
Columbia Mid Cap Value Fund, Class Z	2,272,238	27,198,694
Columbia Pacific/Asia Fund, Class Z	391,368	3,009,623
Columbia Select Large Cap Growth Fund, Class Z	1,132,817	12,064,504
Columbia Small Cap Growth Fund I, Class Z	215,654	5,727,782
Columbia Small Cap Growth Fund II, Class Z	561,238	5,679,731
Columbia Small Cap Value Fund II, Class Z	1,906,057	22,605,831
Columbia Total Return Bond Fund, Class Z	11,126,043	109,591,521
Columbia U.S. Treasury Index Fund, Class Z	754,952	8,395,062

	Shares	Value ($)
Columbia Value and Restructuring Fund, Class Z	425,364	18,996,743
iShares MSCI Japan Index Fund	865,000	9,030,600
Total Investment Companies (cost of $525,960,419)		580,977,625
Total Investments – 100.1% (cost of $525,960,419) (b)		580,977,625
Other Assets & Liabilities, Net – (0.1)%		(421,461)
Net Assets – 100.0%		580,556,164

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(b)  Cost for federal income tax purposes is $540,603,783.

Quoted prices in active markets for identical securities (level 1 measurements) were used in determining value for all securities in the Portfolio as of March 31, 2010.

For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

24

Investment Portfolio – Columbia LifeGoal Income and Growth Portfolio

March 31, 2010

Investment Companies (a) – 100.0%
	Shares	Value ($)
Columbia Acorn International, Class Z	41,224	1,461,794
Columbia Acorn USA, Class Z	44,522	1,101,472
Columbia Cash Reserves, Capital Class Shares	860,920	860,920
Columbia Contrarian Core Fund, Class Z	274,089	3,587,830
Columbia Convertible Securities Fund, Class Z	228,409	3,062,961
Columbia Disciplined Value Fund, Class Z	179,402	1,896,281
Columbia Emerging Markets Fund, Class Z	463,662	5,220,833
Columbia Energy and Natural Resources Fund, Class Z	181,113	3,653,057
Columbia High Income Fund, Class Z	2,124,696	16,763,849
Columbia Income Fund, Class Z	1,354,840	12,911,623
Columbia International Value Fund, Class Z	175,605	2,516,424
Columbia Large Cap Core Fund, Class Z	233,630	2,836,268
Columbia Large Cap Growth Fund, Class Z	89,509	1,893,119
Columbia Large Cap Value Fund, Class Z	176,823	1,897,307
Columbia Marsico Focused Equities Fund, Class Z	91,590	1,906,911
Columbia Marsico International Opportunities Fund, Class Z	135,403	1,465,057
Columbia Mid Cap Growth Fund, Class Z	133,591	2,952,354
Columbia Mid Cap Value Fund, Class Z	245,851	2,942,838
Columbia Pacific/Asia Fund, Class Z	96,838	744,684
Columbia Select Large Cap Growth Fund, Class Z	177,984	1,895,534
Columbia Short Term Bond Fund, Class Z	3,623,877	35,985,103
Columbia Small Cap Growth Fund I, Class Z	20,549	545,787
Columbia Small Cap Growth Fund II, Class Z	55,087	557,478
Columbia Small Cap Value Fund II, Class Z	185,255	2,197,127
Columbia Total Return Bond Fund, Class Z	2,892,055	28,486,747

	Shares	Value ($)
Columbia U.S. Treasury Index Fund, Class Z	192,769	2,143,594
Columbia Value and Restructuring Fund, Class Z	42,485	1,897,382
iShares MSCI Japan Index Fund	218,000	2,275,920
Total Investment Companies (cost of $134,091,040)		145,660,254
Total Investments – 100.0% (cost of $134,091,040) (b)		145,660,254
Other Assets & Liabilities, Net – 0.0%		(18,379)
Net Assets – 100.0%		145,641,875

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)  Cost for federal income tax purposes is $140,708,467.

Quoted prices in active markets for identical securities (level 1 measurements) were used in determining value for all securities in the Portfolio as of March 31, 2010.

For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

25

Investment Portfolio – Columbia LifeGoal Income Portfolio

March 31, 2010

Investment Companies (a) – 99.9%
	Shares	Value ($)
Columbia Cash Reserves, Capital Class Shares	151,509	151,509
Columbia Convertible Securities Fund, Class Z	112,822	1,512,945
Columbia Disciplined Value Fund, Class Z	28,581	302,101
Columbia Energy and Natural Resources Fund, Class Z	38,118	768,847
Columbia High Income Fund, Class Z	640,710	5,055,204
Columbia Income Fund, Class Z	294,596	2,807,499
Columbia Large Cap Value Fund, Class Z	42,316	454,049
Columbia Mid Cap Value Fund, Class Z	32,874	393,500
Columbia Short Term Bond Fund, Class Z	1,072,745	10,652,354
Columbia Small Cap Value Fund II, Class Z	17,809	211,212
Columbia Total Return Bond Fund, Class Z	557,616	5,492,516
Columbia U.S. Treasury Index Fund, Class Z	40,825	453,969
Columbia Value and Restructuring Fund, Class Z	10,218	456,318
Mortgage- and Asset-Backed Portfolio	190,502	1,764,047
Total Investment Companies (cost of $28,315,492)		30,476,070
Total Investments – 99.9% (cost of $28,315,492) (b)		30,476,070
Other Assets & Liabilities, Net – 0.1%		41,072
Net Assets – 100.0%		30,517,142

Notes to Investment Portfolio:

(a)  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)  Cost for federal income tax purposes is $30,406,517.

Quoted prices in active markets for identical securities (level 1 measurements) were used in determining value for all securities in the Portfolio as of March 31, 2010.

For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

26

Statements of Assets and Liabilities – Columbia LifeGoal Portfolios
March 31, 2010

	($)	($)	($)	($)
	Columbia LifeGoal Growth Portfolio	Columbia LifeGoal Balanced Growth Portfolio	Columbia LifeGoal Income and Growth Portfolio	Columbia LifeGoal Income Portfolio
Assets
Affiliated investments, at identified cost	369,767,877	525,960,419	134,091,040	28,315,492
Affiliated investments, at value	392,308,090	580,977,625	145,660,254	30,476,070
Cash	—	—	21,093	—
Receivable for:
Investments sold	156,909	345,899	—	10,506
Portfolio shares sold	305,832	629,329	211,472	140,982
Expense reimbursement due from investment advisor	—	—	—	16,875
Prepaid expenses	—	—	—	303
Total Assets	392,770,831	581,952,853	145,892,819	30,644,736
Liabilities
Payable for:
Investments purchased	—	—	1,573	—
Portfolio shares repurchased	683,862	995,143	151,474	35,988
Investment advisory fee	82,144	121,850	30,544	599
Administration fee	—	—	—	927
Pricing and bookkeeping fees	—	—	—	2,189
Transfer agent fee	—	—	—	3,420
Trustees' fees	—	—	—	34,571
Audit fee	—	—	—	21,202
Legal fee	—	—	—	12,499
Custody fee	—	—	—	599
Distribution and service fees	173,524	279,696	67,353	13,675
Chief compliance officer expenses	—	—	—	153
Other liabilities	—	—	—	1,772
Total Liabilities	939,530	1,396,689	250,944	127,594
Net Assets	391,831,301	580,556,164	145,641,875	30,517,142
Net Assets Consist of
Paid-in capital	458,744,710	621,736,038	153,497,650	31,801,112
Undistributed net investment income	274,839	279,115	74,079	22,128
Accumulated net realized loss	(89,728,461)	(96,476,195)	(19,499,068)	(3,466,676)
Net unrealized appreciation (depreciation) on investments	22,540,213	55,017,206	11,569,214	2,160,578
Net Assets	391,831,301	580,556,164	145,641,875	30,517,142

See Accompanying Notes to Financial Statements.

27

Statements of Assets and Liabilities (continued) – Columbia LifeGoal Portfolios
March 31, 2010

	Columbia LifeGoal Growth Portfolio		Columbia LifeGoal Balanced Growth Portfolio		Columbia LifeGoal Income and Growth Portfolio		Columbia LifeGoal Income Portfolio
Class A
Net assets	$178,768,775		$245,326,799		$60,848,059		$13,390,343
Shares outstanding	17,309,068		23,987,666		6,060,745		1,352,052
Net asset value and redemption price per share (a)	$10.33		$10.23		$10.04		$9.90
Maximum sales charge	5.75%		5.75%		5.75%		3.25%
Maximum offering price per share	$10.96	(b)	$10.85	(b)	$10.65	(b)	$10.23	(c)
Class B
Net assets	$91,699,483		$181,026,513		$40,508,027		$7,079,001
Shares outstanding	9,677,652		17,822,043		4,049,344		715,696
Net asset value and offering price per share (a)	$9.48		$10.16		$10.00		$9.89
Class C
Net assets	$68,149,568		$87,495,908		$23,320,882		$5,572,744
Shares outstanding	7,252,274		8,505,938		2,345,881		564,242
Net asset value and offering price per share (a)	$9.40		$10.29		$9.94		$9.88
Class R
Net assets	$1,586,186		$1,740,332		$558,813		—
Shares outstanding	154,801		170,309		55,634		—
Net asset value and offering price per share	$10.25		$10.22		$10.04		—
Class Z
Net assets	$51,627,289		$64,966,612		$20,406,094		$4,475,054
Shares outstanding	4,921,009		6,359,979		2,052,516		451,783
Net asset value and offering price per share	$10.49		$10.21		$9.94		$9.91

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

28

Statements of Operations – Columbia LifeGoal Portfolios
For the Year Ended March 31, 2010

	($)	($)	($)	($)
	Columbia LifeGoal Growth Portfolio	Columbia LifeGoal Balanced Growth Portfolio	Columbia LifeGoal Income and Growth Portfolio	Columbia LifeGoal Income Portfolio
Investment Income
Dividends from affiliates	3,650,950	15,855,235	5,210,279	1,369,547
Expenses
Investment advisory fee	879,067	1,343,431	346,254	15,573
Administration fee	—	—	—	39,883
Distribution and service fees:
Class A	391,736	546,946	136,936	33,338
Distribution fee:
Class B	671,947	1,354,042	322,250	56,642
Class C	471,008	596,938	161,951	41,333
Class R	6,656	9,178	2,344	—
Service fee:
Class B	223,982	451,347	107,417	18,891
Class C	157,003	198,979	54,049	13,781
Transfer agent fee	—	—	—	29,173
Pricing and bookkeeping fees	—	—	—	26,283
Trustees' fees	—	—	—	41,196
Custody fee	—	—	—	5,558
Registration fees	—	—	—	47,599
Audit fee	—	—	—	26,255
Legal fees	—	—	—	54,417
Chief compliance officer expenses	—	—	—	606
Other expenses	—	—	—	20,767
Total Expenses	2,801,399	4,500,861	1,131,201	471,295
Fees waived or expenses reimbursed by investment advisor and/or administrator	—	—	—	(178,022)
Net Expenses	2,801,399	4,500,861	1,131,201	293,273
Net Investment Income	849,551	11,354,374	4,079,078	1,076,274
Net Realized and Unrealized Gain (Loss) on Investments and Capital Gains Distributions Received
Net realized gain (loss) on:
Affiliated investments	(15,019,613)	(22,054,826)	(1,712,598)	(514,171)
Capital gains distributions received from affiliates	559	853	323	68
Net realized loss	(15,019,054)	(22,053,973)	(1,712,275)	(514,103)
Net change in unrealized appreciation (depreciation) on investments	158,467,291	191,543,831	31,464,277	4,929,754
Net Gain	143,448,237	169,489,858	29,752,002	4,415,651
Net Increase Resulting from Operations	144,297,788	180,844,232	33,831,080	5,491,925

See Accompanying Notes to Financial Statements.

29

Statements of Changes in Net Assets – Columbia LifeGoal Portfolios

Increase (Decrease) in Net Assets	Columbia LifeGoal Growth Portfolio		Columbia LifeGoal Balanced Growth Portfolio
	Year Ended March 31,		Year Ended March 31,
	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income	849,551	1,351,880	11,354,374	12,188,685
Net realized loss on investments and capital gains distributions received	(15,019,054)	(71,642,109)	(22,053,973)	(70,465,213)
Net change in unrealized appreciation (depreciation) on investments	158,467,291	(112,051,391)	191,543,831	(125,990,158)
Net increase (decrease) resulting from operations	144,297,788	(182,341,620)	180,844,232	(184,266,686)
Distributions to Shareholders
From net investment income:
Class A	(354,759)	(676,822)	(5,327,779)	(5,515,625)
Class B	(72,537)	(278,679)	(3,029,203)	(3,736,680)
Class C	(49,902)	(193,667)	(1,330,248)	(1,496,200)
Class R	(2,306)	(3,186)	(37,238)	(39,486)
Class Z	(102,921)	(199,526)	(1,522,123)	(1,365,743)
From net realized gains:
Class A	—	(39,083,644)	—	(26,940,878)
Class B	—	(28,904,759)	—	(26,954,090)
Class C	—	(19,597,408)	—	(10,746,472)
Class R	—	(223,911)	—	(123,428)
Class Z	—	(9,633,365)	—	(4,698,253)
From return of capital:
Class A	—	(119,590)	—	—
Class B	—	(82,772)	—	—
Class C	—	(56,631)	—	—
Class R	—	(860)	—	—
Class Z	—	(29,920)	—	—
Total distributions to shareholders	(582,425)	(99,084,740)	(11,246,591)	(81,616,855)
Net Capital Stock Transactions	(22,899,343)	35,570,771	(26,500,404)	(16,014,725)
Increase from regulatory settlements	7,713	—	—	—
Total increase (decrease) in net assets	120,823,733	(245,855,589)	143,097,237	(281,898,266)
Net Assets
Beginning of period	271,007,568	516,863,157	437,458,927	719,357,193
End of period	391,831,301	271,007,568	580,556,164	437,458,927
Undistributed net investment income at end of period	274,839	—	279,115	171,332

See Accompanying Notes to Financial Statements.

30

Increase (Decrease) in Net Assets	Columbia LifeGoal Income and Growth Portfolio		Columbia LifeGoal Income Portfolio
	Year Ended March 31,		Year Ended March 31,
	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income	4,079,078	4,664,612	1,076,274	1,249,346
Net realized loss on investments and capital gains distributions received	(1,712,275)	(16,576,091)	(514,103)	(2,348,379)
Net change in unrealized appreciation (depreciation) on investments	31,464,277	(15,800,904)	4,929,754	(1,700,679)
Net increase (decrease) resulting from operations	33,831,080	(27,712,383)	5,491,925	(2,799,712)
Distributions to Shareholders
From net investment income:
Class A	(1,774,246)	(1,787,275)	(500,449)	(528,217)
Class B	(1,045,055)	(1,496,820)	(224,860)	(289,485)
Class C	(542,321)	(642,374)	(164,769)	(178,485)
Class R	(14,094)	(13,665)	—	—
Class Z	(647,227)	(728,571)	(176,430)	(252,288)
From net realized gains:
Class A	—	(2,138,677)	—	(52,628)
Class B	—	(2,476,269)	—	(32,624)
Class C	—	(1,034,082)	—	(19,422)
Class R	—	(18,411)	—	—
Class Z	—	(691,717)	—	(25,388)
From return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Z	—	—	—	—
Total distributions to shareholders	(4,022,943)	(11,027,861)	(1,066,508)	(1,378,537)
Net Capital Stock Transactions	(4,264,005)	(2,640,145)	(2,232,566)	(1,032,311)
Increase from regulatory settlements	—	—	—	—
Total increase (decrease) in net assets	25,544,132	(41,380,389)	2,192,851	(5,210,560)
Net Assets
Beginning of period	120,097,743	161,478,132	28,324,291	33,534,851
End of period	145,641,875	120,097,743	30,517,142	28,324,291
Undistributed net investment income at end of period	74,079	17,944	22,128	12,362

See Accompanying Notes to Financial Statements.

31

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia LifeGoal Growth Portfolio
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,091,308	27,588,415	3,454,524	32,525,153
Distributions reinvested	43,067	335,160	3,505,856	37,286,239
Redemptions	(3,207,836)	(29,248,812)	(5,508,191)	(48,589,833)
Net increase (decrease)	(73,461)	(1,325,237)	1,452,189	21,221,559
Class B
Subscriptions	300,175	2,294,384	817,201	7,608,028
Distributions reinvested	9,589	68,850	2,787,933	27,567,429
Redemptions	(2,663,286)	(21,979,706)	(3,664,323)	(30,142,955)
Net increase (decrease)	(2,353,522)	(19,616,472)	(59,189)	5,032,502
Class C
Subscriptions	961,091	7,928,734	1,747,721	16,328,504
Distributions reinvested	5,627	40,063	1,567,012	15,367,263
Redemptions	(1,945,856)	(15,923,996)	(3,069,876)	(24,575,462)
Net increase (decrease)	(979,138)	(7,955,199)	244,857	7,120,305
Class R
Subscriptions	59,693	489,491	40,684	338,883
Distributions reinvested	298	2,306	21,524	227,957
Redemptions	(30,267)	(272,508)	(28,559)	(282,138)
Net increase (decrease)	29,724	219,289	33,649	284,702
Class Z
Subscriptions	1,752,025	16,262,948	1,843,568	14,777,449
Distributions reinvested	7,159	56,483	511,180	5,503,378
Redemptions	(1,187,216)	(10,541,155)	(2,134,711)	(18,369,124)
Net increase	571,968	5,778,276	220,037	1,911,703

See Accompanying Notes to Financial Statements.

32

	Columbia LifeGoal Balanced Growth Portfolio
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	4,803,386	44,609,724	4,291,111	39,976,547
Distributions reinvested	532,093	4,997,088	3,112,699	30,437,602
Redemptions	(4,546,857)	(42,351,740)	(8,457,706)	(73,707,271)
Net increase (decrease)	788,622	7,255,072	(1,053,896)	(3,293,122)
Class B
Subscriptions	589,083	5,178,715	1,510,474	14,118,684
Distributions reinvested	310,682	2,872,923	2,960,121	29,013,590
Redemptions	(4,573,702)	(41,976,618)	(8,006,306)	(68,629,338)
Net increase (decrease)	(3,673,937)	(33,924,980)	(3,535,711)	(25,497,064)
Class C
Subscriptions	1,437,027	13,435,382	1,758,967	16,578,329
Distributions reinvested	115,164	1,082,100	961,892	9,540,633
Redemptions	(1,846,000)	(17,014,082)	(3,801,694)	(33,379,383)
Net increase (decrease)	(293,809)	(2,496,600)	(1,080,835)	(7,260,421)
Class R
Subscriptions	60,150	539,862	125,717	1,150,078
Distributions reinvested	4,033	37,237	17,084	162,914
Redemptions	(121,078)	(1,160,141)	(26,244)	(237,623)
Net increase (decrease)	(56,895)	(583,042)	116,557	1,075,369
Class Z
Subscriptions	1,506,119	13,977,974	3,371,764	31,627,836
Distributions reinvested	114,054	1,061,854	506,774	4,879,824
Redemptions	(1,268,234)	(11,790,682)	(1,983,230)	(17,547,147)
Net increase	351,939	3,249,146	1,895,308	18,960,513

See Accompanying Notes to Financial Statements.

33

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia LifeGoal Income and Growth Portfolio
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,792,223	16,683,536	2,073,776	18,288,125
Distributions reinvested	159,758	1,519,412	381,961	3,562,465
Redemptions	(1,470,993)	(13,754,411)	(2,105,575)	(18,655,380)
Net increase (decrease)	480,988	4,448,537	350,162	3,195,210
Class B
Subscriptions	209,608	1,919,007	770,389	6,937,048
Distributions reinvested	101,019	952,550	388,937	3,656,519
Redemptions	(1,290,520)	(12,149,208)	(2,552,583)	(22,444,006)
Net decrease	(979,893)	(9,277,651)	(1,393,257)	(11,850,439)
Class C
Subscriptions	555,399	5,176,368	729,163	6,566,710
Distributions reinvested	47,502	445,991	141,359	1,316,982
Redemptions	(565,216)	(5,289,047)	(1,134,246)	(9,870,305)
Net increase (decrease)	37,685	333,312	(263,724)	(1,986,613)
Class R
Subscriptions	24,710	228,170	15,285	136,565
Distributions reinvested	1,484	14,094	3,424	32,076
Redemptions	(15,095)	(140,807)	(17,563)	(157,356)
Net increase	11,099	101,457	1,146	11,285
Class Z
Subscriptions	579,483	5,364,435	2,090,216	19,404,505
Distributions reinvested	43,544	408,286	105,495	967,099
Redemptions	(615,771)	(5,642,381)	(1,470,029)	(12,381,192)
Net increase (decrease)	7,256	130,340	725,682	7,990,412

See Accompanying Notes to Financial Statements.

34

	Columbia LifeGoal Income Portfolio
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	414,030	3,845,408	483,618	4,352,189
Distributions reinvested	44,786	422,811	52,394	477,949
Redemptions	(422,314)	(4,050,740)	(638,467)	(5,860,303)
Net increase (decrease)	36,502	217,479	(102,455)	(1,030,165)
Class B
Subscriptions	81,196	758,008	341,660	3,079,717
Distributions reinvested	20,424	192,117	29,995	272,820
Redemptions	(257,918)	(2,441,151)	(400,796)	(3,631,237)
Net decrease	(156,298)	(1,491,026)	(29,141)	(278,700)
Class C
Subscriptions	126,587	1,191,173	258,374	2,290,418
Distributions reinvested	14,092	132,492	17,439	157,675
Redemptions	(173,176)	(1,638,681)	(181,977)	(1,630,292)
Net increase (decrease)	(32,497)	(315,016)	93,836	817,801
Class R
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class Z
Subscriptions	204,365	1,949,223	338,678	3,057,723
Distributions reinvested	11,166	105,281	19,946	183,722
Redemptions	(285,245)	(2,698,507)	(428,497)	(3,782,692)
Net increase (decrease)	(69,714)	(644,003)	(69,873)	(541,247)

See Accompanying Notes to Financial Statements.

35

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$6.68	$13.24		$14.69		$13.92	$12.19
Income from Investment Operations:
Net investment income (b)	0.05	0.06		0.05		0.07	0.05
Net realized and unrealized gain (loss) on investments and capital gains distributions received	3.62	(4.12)		(0.59)		1.38	2.34
Total from investment operations	3.67	(4.06)		(0.54)		1.45	2.39
Less Distributions to Shareholders:
From net investment income	(0.02)	(0.03)		(0.05)		(0.05)	(0.09)
From net realized gains	—	(2.46)		(0.86)		(0.63)	(0.57)
From return of capital	—	(0.01)		—		—	—
Total distributions to shareholders	(0.02)	(2.50)		(0.91)		(0.68)	(0.66)
Increase from regulatory settlements	— (c)	—		—		—	—
Net Asset Value, End of Period	$10.33	$6.68		$13.24		$14.69	$13.92
Total return (d)	55.04%	(37.62)%		(4.31)%		10.74%	20.01%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.50%	0.50	%(f)	0.50	%(f)	0.50%	0.50%
Net investment income	0.54%	0.68	%(f)	0.31	%(f)	0.31%	0.37%
Portfolio turnover rate	19%	45%		21%		8%	30%
Net assets, end of period (000s)	$178,769	$116,169		$210,861		$206,715	$142,967

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$6.17	$12.46		$13.93		$13.28	$11.72
Income from Investment Operations:
Net investment loss (b)	(0.02)	(0.01)		(0.06)		(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	3.34	(3.80)		(0.55)		1.32	2.25
Total from investment operations	3.32	(3.81)		(0.61)		1.28	2.20
Less Distributions to Shareholders:
From net investment income	(0.01)	(0.01)		—		—	(0.07)
From net realized gains	—	(2.46)		(0.86)		(0.63)	(0.57)
From return of capital	—	(0.01)		—		—	—
Total distributions to shareholders	(0.01)	(2.48)		(0.86)		(0.63)	(0.64)
Increase from regulatory settlements	— (c)	—		—		—	—
Net Asset Value, End of Period	$9.48	$6.17		$12.46		$13.93	$13.28
Total return (d)	53.78%	(37.99)%		(5.08)%		9.90%	19.13%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.25%	1.25	%(f)	1.25	%(f)	1.25%	1.25%
Net investment loss	(0.21)%	(0.09	)%(f)	(0.46	)%(f)	(0.45)%	(0.38)%
Portfolio turnover rate	19%	45%		21%		8%	30%
Net assets, end of period (000s)	$91,699	$74,197		$150,705		$170,971	$153,920

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

37

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$6.12	$12.38		$13.85		$13.20	$11.66
Income from Investment Operations:
Net investment loss (b)	(0.02)	(0.01)		(0.06)		(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	3.31	(3.77)		(0.55)		1.32	2.23
Total from investment operations	3.29	(3.78)		(0.61)		1.28	2.18
Less Distributions to Shareholders:
From net investment income	(0.01)	(0.01)		—		—	(0.07)
From net realized gains	—	(2.46)		(0.86)		(0.63)	(0.57)
From return of capital	—	(0.01)		—		—	—
Total distributions to shareholders	(0.01)	(2.48)		(0.86)		(0.63)	(0.64)
Increase from regulatory settlements	— (c)	—		—		—	—
Net Asset Value, End of Period	$9.40	$6.12		$12.38		$13.85	$13.20
Total return (d)	53.73%	(37.99)%		(5.11)%		9.97%	19.06%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.25%	1.25	%(f)	1.25	%(f)	1.25%	1.25%
Net investment loss	(0.21)%	(0.09	)%(f)	(0.41	)%(f)	(0.43)%	(0.38)%
Portfolio turnover rate	19%	45%		21%		8%	30%
Net assets, end of period (000s)	$68,150	$50,343		$98,889		$96,558	$66,261

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

38

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class R Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$6.64	$13.19		$14.67		$13.92	$13.19
Income from Investment Operations:
Net investment income (loss) (b)	0.03	0.04		0.02		0.14	(0.03)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	3.60	(4.10)		(0.60)		1.27	0.76
Total from investment operations	3.63	(4.06)		(0.58)		1.41	0.73
Less Distributions to Shareholders:
From net investment income	(0.02)	(0.02)		(0.04)		(0.03)	—
From net realized gains	—	(2.46)		(0.86)		(0.63)	—
From return of capital	—	(0.01)		—		—	—
Total distributions to shareholders	(0.02)	(2.49)		(0.90)		(0.66)	—
Increase from regulatory settlements	— (c)	—		—		—	—
Net Asset Value, End of Period	$10.25	$6.64		$13.19		$14.67	$13.92
Total return (d)	54.68%	(37.76)%		(4.65)%		10.45%	5.53	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.75%	0.75	%(g)	0.75	%(g)	0.75%	0.75	%(h)
Net investment income (loss)	0.29%	0.45	%(g)	0.12	%(g)	0.76%	(1.15	)%(h)
Portfolio turnover rate	19%	45%		21%		8%	30	%(e)
Net assets, end of period (000s)	$1,586	$831		$1,206		$1,169	$10

(a)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

39

Financial Highlights – Columbia LifeGoal Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$6.78	$13.37		$14.80		$14.01	$12.24
Income from Investment Operations:
Net investment income (b)	0.07	0.09		0.16		0.10	0.08
Net realized and unrealized gain (loss) on investments and capital gains distributions received	3.66	(4.17)		(0.66)		1.40	2.36
Total from investment operations	3.73	(4.08)		(0.50)		1.50	2.44
Less Distributions to Shareholders:
From net investment income	(0.02)	(0.04)		(0.07)		(0.08)	(0.10)
From net realized gains	—	(2.46)		(0.86)		(0.63)	(0.57)
From return of capital	—	(0.01)		—		—	—
Total distributions to shareholders	(0.02)	(2.51)		(0.93)		(0.71)	(0.67)
Increase from regulatory settlements	— (c)	—		—		—	—
Net Asset Value, End of Period	$10.49	$6.78		$13.37		$14.80	$14.01
Total return (d)	55.20%	(37.38)%		(4.02)%		11.01%	20.33%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.25%	0.25	%(f)	0.25	%(f)	0.25%	0.25%
Net investment income	0.78%	0.90	%(f)	1.07	%(f)	0.55%	0.62%
Portfolio turnover rate	19%	45%		21%		8%	30%
Net assets, end of period (000s)	$51,627	$29,467		$55,202		$252,536	$188,132

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

40

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$7.33	$11.36		$12.38		$11.86	$11.50
Income from Investment Operations:
Net investment income (b)	0.23	0.22		0.25		0.26	0.22
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.89	(2.91)		(0.45)		0.88	1.08
Total from investment operations	3.12	(2.69)		(0.20)		1.14	1.30
Less Distributions to Shareholders:
From net investment income	(0.22)	(0.22)		(0.25)		(0.26)	(0.27)
From net realized gains	—	(1.12)		(0.57)		(0.36)	(0.67)
Total distributions to shareholders	(0.22)	(1.34)		(0.82)		(0.62)	(0.94)
Net Asset Value, End of Period	$10.23	$7.33		$11.36		$12.38	$11.86
Total return (c)	42.94%	(26.48)%		(1.99)%		9.95%	11.75%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.50%	0.50	%(e)	0.50	%(e)	0.50%	0.50%
Net investment income	2.45%	2.44	%(e)	2.05	%(e)	2.17%	1.89%
Portfolio turnover rate	27%	47%		18%		18%	46%
Net assets, end of period (000s)	$245,327	$170,155		$275,576		$266,506	$219,302

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

41

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$7.29	$11.30		$12.31		$11.81	$11.45
Income from Investment Operations:
Net investment income (b)	0.16	0.15		0.16		0.17	0.13
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.87	(2.89)		(0.44)		0.86	1.08
Total from investment operations	3.03	(2.74)		(0.28)		1.03	1.21
Less Distributions to Shareholders:
From net investment income	(0.16)	(0.15)		(0.16)		(0.17)	(0.18)
From net realized gains	—	(1.12)		(0.57)		(0.36)	(0.67)
Total distributions to shareholders	(0.16)	(1.27)		(0.73)		(0.53)	(0.85)
Net Asset Value, End of Period	$10.16	$7.29		$11.30		$12.31	$11.81
Total return (c)	41.72%	(27.01)%		(2.66)%		9.00%	10.99%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.25%	1.25	%(e)	1.25	%(e)	1.25%	1.25%
Net investment income	1.70%	1.67	%(e)	1.28	%(e)	1.42%	1.14%
Portfolio turnover rate	27%	47%		18%		18%	46%
Net assets, end of period (000s)	$181,026	$156,679		$282,912		$325,190	$318,564

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

42

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$7.38	$11.43		$12.44		$11.92	$11.56
Income from Investment Operations:
Net investment income (b)	0.16	0.15		0.16		0.17	0.14
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.91	(2.93)		(0.44)		0.88	1.07
Total from investment operations	3.07	(2.78)		(0.28)		1.05	1.21
Less Distributions to Shareholders:
From net investment income	(0.16)	(0.15)		(0.16)		(0.17)	(0.18)
From net realized gains	—	(1.12)		(0.57)		(0.36)	(0.67)
Total distributions to shareholders	(0.16)	(1.27)		(0.73)		(0.53)	(0.85)
Net Asset Value, End of Period	$10.29	$7.38		$11.43		$12.44	$11.92
Total return (c)	41.76%	(27.05)%		(2.63)%		9.09%	10.88%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.25%	1.25	%(e)	1.25	%(e)	1.25%	1.25%
Net investment income	1.70%	1.67	%(e)	1.30	%(e)	1.42%	1.14%
Portfolio turnover rate	27%	47%		18%		18%	46%
Net assets, end of period (000s)	$87,496	$64,940		$112,902		$118,747	$98,160

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

43

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class R Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$7.33	$11.36		$12.37		$11.86	$11.59
Income from Investment Operations:
Net investment income (b)	0.20	0.22		0.21		0.29	0.03
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.89	(2.94)		(0.43)		0.81	0.28
Total from investment operations	3.09	(2.72)		(0.22)		1.10	0.31
Less Distributions to Shareholders:
From net investment income	(0.20)	(0.19)		(0.22)		(0.23)	(0.04)
From net realized gains	—	(1.12)		(0.57)		(0.36)	—
Total distributions to shareholders	(0.20)	(1.31)		(0.79)		(0.59)	(0.04)
Net Asset Value, End of Period	$10.22	$7.33		$11.36		$12.37	$11.86
Total return (c)	42.46%	(26.67)%		(2.15)%		9.59%	2.68	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.75%	0.75	%(f)	0.75	%(f)	0.75%	0.75	%(g)
Net investment income	2.16%	2.48	%(f)	1.69	%(f)	2.34%	1.13	%(g)
Portfolio turnover rate	27%	47%		18%		18%	46	%(d)
Net assets, end of period (000s)	$1,740	$1,666		$1,257		$1,916	$10

(a)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

44

Financial Highlights – Columbia LifeGoal Balanced Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$7.33	$11.36		$12.35		$11.84	$11.48
Income from Investment Operations:
Net investment income (b)	0.25	0.25		0.34		0.29	0.25
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.88	(2.92)		(0.47)		0.87	1.08
Total from investment operations	3.13	(2.67)		(0.13)		1.16	1.33
Less Distributions to Shareholders:
From net investment income	(0.25)	(0.24)		(0.29)		(0.29)	(0.30)
From net realized gains	—	(1.12)		(0.57)		(0.36)	(0.67)
Total distributions to shareholders	(0.25)	(1.36)		(0.86)		(0.65)	(0.97)
Net Asset Value, End of Period	$10.21	$7.33		$11.36		$12.35	$11.84
Total return (c)	43.01%	(26.28)%		(1.49)%		10.15%	12.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.25%	0.25	%(e)	0.25	%(e)	0.25%	0.25%
Net investment income	2.69%	2.83	%(e)	2.68	%(e)	2.42%	2.14%
Portfolio turnover rate	27%	47%		18%		18%	46%
Net assets, end of period (000s)	$64,967	$44,020		$46,711		$292,939	$251,980

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

45

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$8.03	$10.40		$11.04		$10.80	$11.04
Income from Investment Operations:
Net investment income (b)	0.31	0.33		0.36		0.34	0.28
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.00	(1.97)		(0.30)		0.50	0.54
Total from investment operations	2.31	(1.64)		0.06		0.84	0.82
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.33)		(0.36)		(0.34)	(0.32)
From net realized gains	—	(0.40)		(0.34)		(0.26)	(0.74)
Total distributions to shareholders	(0.30)	(0.73)		(0.70)		(0.60)	(1.06)
Net Asset Value, End of Period	$10.04	$8.03		$10.40		$11.04	$10.80
Total return (c)	29.06%	(16.58)%		0.34%		8.07%	7.91%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.50%	0.50	%(e)	0.50	%(e)	0.50%	0.50%
Interest expense	—	—	%(f)	—		—	—
Net expenses (d)	0.50%	0.50	%(e)	0.50	%(e)	0.50%	0.50%
Net investment income	3.26%	3.59	%(e)	3.29	%(e)	3.15%	2.61%
Portfolio turnover rate	34%	52%		20%		25%	30%
Net assets, end of period (000s)	$60,848	$44,825		$54,370		$50,829	$48,112

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

46

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$8.01	$10.36		$11.00		$10.77	$11.01
Income from Investment Operations:
Net investment income (b)	0.23	0.26		0.28		0.26	0.20
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.99	(1.95)		(0.31)		0.49	0.54
Total from investment operations	2.22	(1.69)		(0.03)		0.75	0.74
Less Distributions to Shareholders:
From net investment income	(0.23)	(0.26)		(0.27)		(0.26)	(0.24)
From net realized gains	—	(0.40)		(0.34)		(0.26)	(0.74)
Total distributions to shareholders	(0.23)	(0.66)		(0.61)		(0.52)	(0.98)
Net Asset Value, End of Period	$10.00	$8.01		$10.36		$11.00	$10.77
Total return (c)	27.94%	(17.09)%		(0.41)%		7.20%	7.12%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.25%	1.25	%(e)	1.25	%(e)	1.25%	1.25%
Interest expense	—	—	%(f)	—		—	—
Net expenses (d)	1.25%	1.25	%(e)	1.25	%(e)	1.25%	1.25%
Net investment income	2.51%	2.80	%(e)	2.53	%(e)	2.39%	1.86%
Portfolio turnover rate	34%	52%		20%		25%	30%
Net assets, end of period (000s)	$40,508	$40,270		$66,558		$75,119	$82,098

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

47

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$7.96	$10.30		$10.94		$10.71	$10.96
Income from Investment Operations:
Net investment income (b)	0.23	0.26		0.28		0.26	0.20
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.98	(1.94)		(0.31)		0.49	0.53
Total from investment operations	2.21	(1.68)		(0.03)		0.75	0.73
Less Distributions to Shareholders:
From net investment income	(0.23)	(0.26)		(0.27)		(0.26)	(0.24)
From net realized gains	—	(0.40)		(0.34)		(0.26)	(0.74)
Total distributions to shareholders	(0.23)	(0.66)		(0.61)		(0.52)	(0.98)
Net Asset Value, End of Period	$9.94	$7.96		$10.30		$10.94	$10.71
Total return (c)	27.99%	(17.09)%		(0.41)%		7.24%	7.06%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.25%	1.25	%(e)	1.25	%(e)	1.25%	1.25%
Interest expense	—	—	%(f)	—		—	—
Net expenses (d)	1.25%	1.25	%(e)	1.25	%(e)	1.25%	1.25%
Net investment income	2.51%	2.81	%(e)	2.55	%(e)	2.41%	1.86%
Portfolio turnover rate	34%	52%		20%		25%	30%
Net assets, end of period (000s)	$23,321	$18,370		$26,501		$24,367	$21,104

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

48

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class R Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$8.04	$10.40		$11.04		$10.80	$10.69
Income from Investment Operations:
Net investment income (b)	0.28	0.31		0.32		0.36	0.05
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.00	(1.96)		(0.29)		0.46	0.12
Total from investment operations	2.28	(1.65)		0.03		0.82	0.17
Less Distributions to Shareholders:
From net investment income	(0.28)	(0.31)		(0.33)		(0.32)	(0.06)
From net realized gains	—	(0.40)		(0.34)		(0.26)	—
Total distributions to shareholders	(0.28)	(0.71)		(0.67)		(0.58)	(0.06)
Net Asset Value, End of Period	$10.04	$8.04		$10.40		$11.04	$10.80
Total return (c)	28.58%	(16.69)%		0.09%		7.80%	1.62	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.75%	0.75	%(f)	0.75	%(f)	0.75%	0.75	%(g)
Interest expense	—	—	%(h)	—		—	—
Net expenses (e)	0.75%	0.75	%(f)	0.75	%(f)	0.75%	0.75	%(g)
Net investment income	3.00%	3.34	%(f)	2.93	%(f)	3.25%	2.61	%(g)
Portfolio turnover rate	34%	52%		20%		25%	30	%(d)
Net assets, end of period (000s)	$559	$358		$451		$896	$10

(a)  The Portfolio's Class R shares commenced operations on January 23, 2006.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

49

Financial Highlights – Columbia LifeGoal Income and Growth Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009		2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$7.96	$10.30		$10.96		$10.73	$10.97
Income from Investment Operations:
Net investment income (b)	0.33	0.35		0.42		0.37	0.31
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.98	(1.93)		(0.36)		0.49	0.54
Total from investment operations	2.31	(1.58)		0.06		0.86	0.85
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.36)		(0.38)		(0.37)	(0.35)
From net realized gains	—	(0.40)		(0.34)		(0.26)	(0.74)
Total distributions to shareholders	(0.33)	(0.76)		(0.72)		(0.63)	(1.09)
Net Asset Value, End of Period	$9.94	$7.96		$10.30		$10.96	$10.73
Total return (c)	29.25%	(16.23)%		0.40%		8.30%	8.22%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.25%	0.25	%(e)	0.25	%(e)	0.25%	0.25%
Interest expense	—	—	%(f)	—		—	—
Net expenses (d)	0.25%	0.25	%(e)	0.25	%(e)	0.25%	0.25%
Net investment income	3.51%	3.98	%(e)	3.78	%(e)	3.42%	2.86%
Portfolio turnover rate	34%	52%		20%		25%	30%
Net assets, end of period (000s)	$20,406	$16,275		$13,598		$68,749	$66,806

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

50

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$8.58	$9.83	$10.22		$9.99	$10.07
Income from Investment Operations:
Net investment income (b)	0.36	0.38	0.44		0.42	0.38
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.31	(1.19)	(0.38)		0.25	(0.06)
Total from investment operations	1.67	(0.81)	0.06		0.67	0.32
Less Distributions to Shareholders:
From net investment income	(0.35)	(0.40)	(0.43)		(0.43)	(0.38)
From net realized gains	—	(0.04)	(0.02)		(0.01)	(0.02)
Total distributions to shareholders	(0.35)	(0.44)	(0.45)		(0.44)	(0.40)
Net Asset Value, End of Period	$9.90	$8.58	$9.83		$10.22	$9.99
Total return (c)(d)	19.77%	(8.37)%	0.60%		6.91%	3.22%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.67%	0.67%	0.67	%(f)	0.67%	0.67%
Waiver/Reimbursement	0.58%	0.39%	0.47%		0.54%	0.37%
Net investment income	3.78%	4.40%	4.34	%(f)	4.19%	3.60%
Portfolio turnover rate	35%	51%	24%		42%	19%
Net assets, end of period (000s)	$13,390	$11,281	$13,941		$15,240	$15,687

(a)  On August 22, 2005, the Portfolio's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

51

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$8.56	$9.82	$10.21		$9.98	$10.06
Income from Investment Operations:
Net investment income (b)	0.28	0.31	0.36		0.35	0.29
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.33	(1.20)	(0.37)		0.25	(0.05)
Total from investment operations	1.61	(0.89)	(0.01)		0.60	0.24
Less Distributions to Shareholders:
From net investment income	(0.28)	(0.33)	(0.36)		(0.36)	(0.30)
From net realized gains	—	(0.04)	(0.02)		(0.01)	(0.02)
Total distributions to shareholders	(0.28)	(0.37)	(0.38)		(0.37)	(0.32)
Net Asset Value, End of Period	$9.89	$8.56	$9.82		$10.21	$9.98
Total return (c)(d)	19.04%	(9.17)%	(0.15)%		6.13%	2.44%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.42%	1.42%	1.42	%(f)	1.42%	1.42%
Waiver/Reimbursement	0.58%	0.39%	0.47%		0.54%	0.37%
Net investment income	3.02%	3.66%	3.58	%(f)	3.43%	2.85%
Portfolio turnover rate	35%	51%	24%		42%	19%
Net assets, end of period (000s)	$7,079	$7,467	$8,849		$9,591	$10,946

(a)  On August 22, 2005, the Portfolio's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

52

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$8.55	$9.81	$10.19		$9.97	$10.05
Income from Investment Operations:
Net investment income (b)	0.28	0.31	0.36		0.35	0.30
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.33	(1.20)	(0.36)		0.24	(0.06)
Total from investment operations	1.61	(0.89)	0.00		0.59	0.24
Less Distributions to Shareholders:
From net investment income	(0.28)	(0.33)	(0.36)		(0.36)	(0.30)
From net realized gains	—	(0.04)	(0.02)		(0.01)	(0.02)
Total distributions to shareholders	(0.28)	(0.37)	(0.38)		(0.37)	(0.32)
Net Asset Value, End of Period	$9.88	$8.55	$9.81		$10.19	$9.97
Total return (c)(d)	19.07%	(9.18)%	(0.05)%		6.03%	2.45%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.42%	1.42%	1.42	%(f)	1.42%	1.42%
Waiver/Reimbursement	0.58%	0.39%	0.47%		0.54%	0.37%
Net investment income	3.02%	3.70%	3.59	%(f)	3.44%	2.85%
Portfolio turnover rate	35%	51%	24%		42%	19%
Net assets, end of period (000s)	$5,573	$5,104	$4,932		$4,734	$6,082

(a)  On August 22, 2005, the Portfolio's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

53

Financial Highlights – Columbia LifeGoal Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$8.57	$9.83	$10.22		$10.00	$10.08
Income from Investment Operations:
Net investment income (b)	0.38	0.42	0.46		0.46	0.38
Net realized and unrealized gain (loss) on investments and capital gains distributions received	1.34	(1.21)	(0.37)		0.23	(0.04)
Total from investment operations	1.72	(0.79)	0.09		0.69	0.34
Less Distributions to Shareholders:
From net investment income	(0.38)	(0.43)	(0.46)		(0.46)	(0.40)
From net realized gains	—	(0.04)	(0.02)		(0.01)	(0.02)
Total distributions to shareholders	(0.38)	(0.47)	(0.48)		(0.47)	(0.42)
Net Asset Value, End of Period	$9.91	$8.57	$9.83		$10.22	$10.00
Total return (c)(d)	20.33%	(8.25)%	0.85%		7.07%	3.47%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.42%	0.42%	0.42	%(f)	0.42%	0.42%
Waiver/Reimbursement	0.58%	0.39%	0.47%		0.54%	0.37%
Net investment income	4.04%	4.60%	4.57	%(f)	4.50%	3.85%
Portfolio turnover rate	35%	51%	24%		42%	19%
Net assets, end of period (000s)	$4,475	$4,472	$5,813		$3,731	$403

(a)  On August 22, 2005, the Portfolio's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Does not include expenses of the underlying investment companies in which the Portfolio invests. If these expenses were included, the expense ratios would have been higher.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

54

Notes to Financial Statements – Columbia LifeGoal Portfolios
March 31, 2010

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust. Information presented in these financial statements pertains to the following series of the Trust (each, a "Portfolio" and collectively, the "Portfolios"):

Columbia LifeGoal Growth Portfolio

Columbia LifeGoal Balanced Growth Portfolio

Columbia LifeGoal Income and Growth Portfolio

Columbia LifeGoal Income Portfolio

Investment Objectives

Columbia LifeGoal Growth Portfolio seeks capital appreciation. Columbia LifeGoal Balanced Growth Portfolio seeks total return, consisting of capital appreciation and current income. Columbia LifeGoal Income and Growth Portfolio seek total return, consisting of current income and modest capital appreciation. Columbia LifeGoal Income Portfolio seeks current income, consistent with relative stability of principal.

The Portfolios normally invest most of their assets in Class Z shares of other mutual funds advised by Columbia Management Advisors, LLC ("Columbia") and/or its affiliates, exchange traded funds and third party-advised funds (collectively, "Underlying Funds"), equity and fixed income securities including Treasury Inflation Protected Securities, and other instruments such as derivatives. The financial statements of the Underlying Funds in which the Portfolios invest should be read in conjunction with the Portfolios' financial statements.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. Columbia LifeGoal Income Portfolio offers four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio each offer five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Portfolios no longer accept investments in Class B shares from new or existing investors in the Portfolios' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of each Portfolio and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% for each Portfolio with the exception of Columbia LifeGoal Income Portfolio. Columbia LifeGoal Income Portfolio is subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% (3.00% for Columbia LifeGoal Income Portfolio) based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in each Portfolio's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of each class of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date. Exchange-traded funds are valued at the last sale price on the principal exchange on which they trade,

55

Columbia LifeGoal Portfolios, March 31, 2010 (continued)

except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Exchange-traded funds for which there were no sales during the day are valued at the latest bid price on such exchanges.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Portfolios and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Portfolios on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Portfolio intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Portfolio should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

56

Columbia LifeGoal Portfolios, March 31, 2010 (continued)

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for each Portfolio, except Columbia LifeGoal Income Portfolio for which distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnification

In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio's maximum exposure under these arrangements is unknown because this would involve future claims against a Portfolio. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Portfolio's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for proceeds received from regulatory settlements were identified and reclassified among the components of each Portfolios' net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
Columbia LifeGoal Growth Portfolio	$7,713	$1	$(7,714)
Columbia LifeGoal Balanced Growth Portfolio	—	—	—
Columbia LifeGoal Income and Growth Portfolio	—	—	—
Columbia LifeGoal Income Portfolio	—	—	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
Columbia LifeGoal Growth Portfolio	$582,425	$—	$—
Columbia LifeGoal Balanced Growth Portfolio	11,246,591	—	—
Columbia LifeGoal Income and Growth Portfolio	4,022,943	—	—
Columbia LifeGoal Income Portfolio	1,066,508	—	—

57

Columbia LifeGoal Portfolios, March 31, 2010 (continued)

	March 31, 2009
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
Columbia LifeGoal Growth Portfolio	$1,646,065	$97,148,901	$289,773
Columbia LifeGoal Balanced Growth Portfolio	12,535,145	69,081,710	—
Columbia LifeGoal Income and Growth Portfolio	4,759,661	6,268,200	—
Columbia LifeGoal Income Portfolio	1,253,743	124,795	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia LifeGoal Growth Portfolio	$274,839	$—	$11,922,901
Columbia LifeGoal Balanced Growth Portfolio	279,115	—	40,373,842
Columbia LifeGoal Income and Growth Portfolio	74,078	—	4,951,787
Columbia LifeGoal Income Portfolio	22,129	—	69,553

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and distribution reclassifications.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia LifeGoal Growth Portfolio	$49,714,604	$(37,791,703)	$11,922,901
Columbia LifeGoal Balanced Growth Portfolio	65,926,860	(25,553,018)	40,373,842
Columbia LifeGoal Income and Growth Portfolio	7,159,739	(2,207,952)	4,951,787
Columbia LifeGoal Income Portfolio	289,175	(219,622)	69,553

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2017	2018	Total
Columbia LifeGoal Growth Portfolio	$40,958,553	$32,807,517	$73,766,070
Columbia LifeGoal Balanced Growth Portfolio	27,410,771	48,686,674	76,097,445
Columbia LifeGoal Income and Growth Portfolio	2,817,485	8,930,869	11,748,354
Columbia LifeGoal Income Portfolio	425,616	666,391	1,092,007

58

Columbia LifeGoal Portfolios, March 31, 2010 (continued)

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, post-October capital losses attributed to security transactions were deferred to April 1, 2010 as follows:

Columbia LifeGoal Growth Portfolio	$5,345,079
Columbia LifeGoal Balanced
Growth Portfolio	5,735,387
Columbia LifeGoal Income and Growth Portfolio	1,133,289
Columbia LifeGoal Income Portfolio	283,646

Management is required to determine whether a tax position of the Portfolios is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Portfolio is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Portfolios. Columbia receives a monthly investment advisory fee based on each Portfolio's average daily net assets at the following annual rates:

Annual Fee Rate
Columbia LifeGoal Growth Portfolio	0.25%
Columbia LifeGoal Balanced Growth Portfolio	0.25%
Columbia LifeGoal Income and Growth Portfolio	0.25%
Columbia LifeGoal Income Portfolio	0.50%*

*  Columbia is entitled to receive an investment advisory fee based on Columbia LifeGoal Income Portfolio's assets that are invested in individual securities and the Mortgage- and Asset-Backed Portfolio and the Corporate Bond Portfolio, each of which is a series of the Trust. Columbia LifeGoal Income Portfolio is not charged an advisory fee on its assets that are invested in other Columbia Funds (excluding the Mortgage- and Asset-Backed Portfolio and the Corporate Bond Portfolio. Actual management fees will be charged to Columbia LifeGoal Income Portfolio based on a weighted average of applicable underlying assets of the Portfolio.)

Columbia has contractually agreed to waive 0.10% of advisory fees payable by Columbia LifeGoal Income Portfolio on its assets that are invested in individual securities, the Mortgage- and Asset-Backed Portfolio and the Corporate Bond Portfolio until July 31, 2011. There is no guarantee that this arrangement will continue after July 31, 2011.

Under its investment advisory agreement, Columbia has agreed to bear all fees and expenses of the Portfolios, excluding Columbia LifeGoal Income Portfolio, (exclusive of investment advisory fees, brokerage fees and commissions, distribution and shareholder servicing fees, taxes, interest expense and extraordinary expenses, if any).

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Portfolios. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the "Closing").

59

Columbia LifeGoal Portfolios, March 31, 2010 (continued)

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Portfolios. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Portfolios upon the Closing. On March 31, 2010, the Portfolios' shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Portfolios. Under the administration agreement, Columbia does not receive any compensation for its services from the Portfolios, excluding Columbia LifeGoal Income Portfolio.

With respect to Columbia LifeGoal Income Portfolio, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.23% of its average daily net assets less the custody and the pricing and bookkeeping fees payable by the Portfolio.

Columbia has contractually agreed to waive 0.10% of administration fees on Columbia LifeGoal Income Portfolio's assets that are invested in Underlying Funds (excluding the Mortgage- and Asset-Backed Portfolio and the Corporate Bond Portfolio) until July 31, 2011. There is no guarantee that this arrangement will continue after July 31, 2011.

The New Advisor will become the administrator of the Portfolios under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Portfolios have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Portfolios. The Portfolios have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Portfolios. Under the State Street Agreements, Columbia LifeGoal Income Portfolio pays State Street an annual fee of $26,000 paid monthly. Columbia LifeGoal Income Portfolio also reimburses State Street for certain out-of-pocket expenses and charges. Except for Columbia LifeGoal Income Portfolio, the Portfolios do not pay any separate fees for services rendered under the State Street Agreements, and, except for Columbia LifeGoal Income Portfolio, the fees for pricing and bookkeeping services incurred by the Portfolios are paid as part of the management fee.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Portfolios have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, Columbia LifeGoal Income Portfolio reimburses Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Portfolio's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account for Columbia LifeGoal Income Portfolio plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the

60

Columbia LifeGoal Portfolios, March 31, 2010 (continued)

cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolios.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolios and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolios. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Portfolios upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Under certain circumstances, an annual minimum account balance fee of $20 may apply to certain accounts with a value below each Portfolio's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Portfolios.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Portfolios' shares. For the year ended March 31, 2010, the Distributor has retained net underwriting discounts on the sale of Class A shares and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front-End Sales Charge	Contingent Deferred Sales Charge
	Class A	Class A	Class B	Class C
Columbia LifeGoal Growth Portfolio	$54,669	$139	$109,835	$6,240
Columbia LifeGoal Balanced Growth Portfolio	112,160	578	220,799	6,080
Columbia LifeGoal Income and Growth Portfolio	27,677	214	43,762	2,141
Columbia LifeGoal Income Portfolio	1,110	245	6,709	145

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Portfolios upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Portfolio and a combined distribution and shareholder servicing plan for the Class A shares of each Portfolio. The Trust has also adopted a distribution plan for the Class R shares of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio. The shareholder servicing plans permit the Portfolios to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolios to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Portfolio directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

61

Columbia LifeGoal Portfolios, March 31, 2010 (continued)

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Fee Waivers and Expense Reimbursements

For Columbia LifeGoal Income Portfolio, Columbia has contractually agreed to bear a portion of the Portfolio's expenses through July 31, 2011, so that the Portfolio's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes, extraordinary expenses and expenses associated with the Portfolio's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Portfolio's custodian, do not exceed 0.42% annually of the Portfolio's average daily net assets. There is no guarantee that this expense limitation will continue after July 31, 2011.

Fees Paid to Officers and Trustees

All officers of the Portfolios are employees of Columbia or its affiliates and, with the exception of the Portfolios' Chief Compliance Officer, receive no compensation from the Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. Columbia LifeGoal Income Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. Columbia LifeGoal Income Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Portfolios, as set forth on the Statements of Operations for Columbia LifeGoal Income Portfolio. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of Columbia LifeGoal Income Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves. The expense for the deferred compensation plan, which includes trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations, is included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities for Columbia LifeGoal Income Portfolio.

Note 5. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Portfolios were as follows:

	Purchases	Sales
Columbia LifeGoal Growth Portfolio	$66,948,191	$92,238,508
Columbia LifeGoal Balanced Growth Portfolio	143,949,783	186,312,046
Columbia LifeGoal Income and Growth Portfolio	46,657,741	56,320,408
Columbia LifeGoal Income Portfolio	10,784,191	14,487,752

Note 6. Regulatory Settlements

During the year ended March 31, 2010, Columbia LifeGoal Growth Portfolio received payments totaling $7,713 relating to certain regulatory settlements that the Portfolio had participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

Note 7. Line of Credit

The Portfolios and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any portfolio is limited to the lesser of $200,000,000 and the Portfolio's borrowing limit set forth in the Portfolio's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

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Columbia LifeGoal Portfolios, March 31, 2010 (continued)

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, the Portfolios did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of March 31, 2010, the Portfolios had shareholders that held greater than 5% of the shares outstanding of a Portfolio, whose shares were benefically owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia LifeGoal Growth Portfolio	2	11.8
Columbia LifeGoal Balanced Growth Portfolio	1	7.6
Columbia LifeGoal Income and Growth Portfolio	2	10.3
Columbia LifeGoal Income Portfolio	2	12.8

As of March 31, 2010, no other shareholders owned more than 5% of the outstanding shares of each Portfolio.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolios.

An unlimited number of shares of beneficial interest without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Note 9. Significant Risks and Contingencies

Allocation Risk

Each Portfolio uses an asset allocation strategy in pursuing its investment objective. There is a risk that a Portfolio's allocation among asset classes or investments will cause the Portfolio to under-perform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Investing in Other Funds Risk

The performance of the Underlying Funds in which the Portfolios invest could be adversely affected if other entities investing in the same Underlying Funds make relatively large investments or redemptions in the Underlying Funds. Because the expenses and costs of the Underlying Funds are shared by the Portfolios, redemptions by other investors in the Underlying Funds could result in decreased economies of scale and increased operating expenses for the Portfolios. In addition, the Advisor has the authority to change the Underlying Funds in which the Portfolios invest or to change the percentage of each Portfolio's investments allocated to each Underlying Fund. If an Underlying Fund pays fees to the Advisor, such fees could result in the Advisor having a potential conflict of interest in selecting the Underlying Funds in which the Portfolios invest or in determining the percentage of the Portfolios' investments allocated to each Underlying Fund.

Smaller Company Securities Risk

Securities of small- or mid-capitalization companies ("smaller companies") may have a higher potential for gains than securities of large-capitalization companies but also may involve more risk. Smaller companies may be more vulnerable to market downturns and adverse economic events than larger, more established companies because smaller companies may have more limited financial resources and business operations. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies.

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Columbia LifeGoal Portfolios, March 31, 2010 (continued)

Value Securities Risk

Certain Underlying Funds invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments that have caused the securities to be potentially undervalued. There is the risk that the market value of a portfolio security may not meet Columbia's future value assessment of that security. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities at times may not perform as well as growth securities or the stock market in general.

Interest Rate Risk

Certain Underlying Funds invest in debt securities, which are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security may affect the value of the Underlying Fund's shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Credit Risk

Certain Underlying Funds are subject to credit risk, which applies to most debt securities, but is generally not a factor for obligations backed by the "full faith and credit" of the U.S. Government. The Underlying Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or principal when it becomes due. Various factors could affect the issuer's actual or perceived ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. Debt securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's ability to increase taxes or otherwise to raise revenue. Certain debt securities are backed only by revenues derived from a particular project, and thus may have a greater risk of default.

Low and Below Investment Grade Securities Risk

Certain Underlying Funds invest in debt securities with the lowest investment grade rating or that are below investment grade. These securities are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk particularly during a downturn in the economy. These securities typically pay a premium in the form of a higher interest rate or yield because of the increased risk of loss, including default. These securities also are generally less liquid than higher-rated securities.

Foreign Securities Risk

Certain Underlying Funds invest in foreign securities which involves certain additional risks. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments or foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities. Investments in emerging market countries are subject to additional risk as these countries are more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Portfolios to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety

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Columbia LifeGoal Portfolios, March 31, 2010 (continued)

bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Portfolios to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent

65

Columbia LifeGoal Portfolios, March 31, 2010 (continued)

trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Portfolios' management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Portfolios and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Portfolios and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Portfolios and changed its name to Columbia Management Investment Distributors, Inc.

66

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Balanced Growth Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia LifeGoal Income Portfolio (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Portfolios") at March 31, 2010, the results of each of their operations and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 21, 2010

67

Federal Income Tax Information (Unaudited)

Columbia LifeGoal Growth Portfolio

100.00% of the ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia LifeGoal Balanced Growth Portfolio

14.71% of the ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 30.26%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia LifeGoal Income and Growth Portfolio

5.84% of the ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 10.97%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia LifeGoal Income Portfolio

2.87% of the ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 2.86%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

68

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 52; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 52; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Simmons Company (bedding); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 52; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 52; Director—Conseco, Inc. (insurance); Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 52; Trustee—Research Foundation of CFA Institute; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—BofA Funds Series Trust.

69

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 52; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through 2006; oversees 52; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup; Trustee—BofA Funds Series Trust.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

70

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Re-Approval of Previous Investment Advisory Agreement

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for the Columbia LifeGoal Growth Portfolio, Columbia LifeGoal Income Portfolio, Columbia LifeGoal Income and Growth Portfolio and Columbia LifeGoal Balanced Growth Portfolio. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The portfolios identified above are each referred to as a "Portfolio" and collectively referred to as the "Portfolios."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Portfolio's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately in respect of each Portfolio.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolios by CMA under the Advisory Agreement. The most recent investment adviser registration forms for CMA were made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolios and CMA, including their compliance policies and procedures and reports of the Portfolios' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

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Based on the above factors, together with those referenced below, the Board concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Portfolios by CMA.

Investment Advisory Fee Rates and Other Expenses. The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Portfolios to CMA for investment advisory services (the "Contractual Management Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Portfolios determined by Lipper Inc. ("Lipper") to be most similar to a given Portfolio (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Portfolio's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Portfolios, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Portfolio based on: (i) each Portfolio's one- and three-year performance compared to actual management fees; and (ii) each Portfolio's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Portfolios.

The Portfolio-by-Portfolio discussion set forth below in "Portfolio-Specific Considerations for Certain Review Portfolios" provides additional information regarding those Portfolios highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Portfolio's Peer Group and/or Universe.

Portfolio Performance. The Board considered the performance results for each of the Portfolios over multiple measurement periods. They also considered these results in comparison to the performance results of each Portfolio's Peer Group and Universe, as well as to each Portfolio's benchmark index. The Board also considered certain risk-adjusted performance data.

The Portfolio-by-Portfolio discussion set forth below in "Portfolio-Specific Considerations for Certain Review Portfolios" provides additional information regarding those Portfolios highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Portfolio's Peer Group and/or Universe.

Profitability. The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Portfolios and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Portfolio information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

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Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through CMA's assumption of certain Portfolio expenses.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to its other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Portfolios.

Other Benefits to CMA. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolios. Such benefits could include, among others, benefits attributable to CMA's relationship with the Portfolios (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Portfolios (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolios in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Portfolios and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolios receives throughout the year. In this regard, the Board and its Committees review reports of CMA at each of its quarterly meetings, which include, among other things, Portfolio performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Portfolio-Specific Considerations for Certain "Review" Portfolios. For certain Portfolios highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Portfolios' Advisory Agreements. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Portfolio's Peer Group and/or Universe.

Columbia LifeGoal Balanced Growth Portfolio—The Board engaged in further review of Columbia LifeGoal Balanced Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group. However, the Board noted other factors such as recent changes to the Portfolio's investment strategies, a total expense ratio that was in line with the Portfolio's Peer Group and Universe and positive performance. Taking into account these matters and other factors considered, the Board concluded that the Actual Management Rate was acceptable.

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Columbia LifeGoal Growth Portfolio—The Board engaged in further review of Columbia LifeGoal Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group. Although the Portfolio's performance over certain periods was not appreciably above the median of its Universe, the Board noted other factors such as recent changes to the Portfolio's investment strategies, a total expense ratio that was in line with the Portfolio's Peer Group and below its Universe and positive performance over other periods. Taking into account these matters and other factors considered, the Board concluded that the Actual Management Rate was acceptable.

Columbia LifeGoal Income and Growth Portfolio—The Board engaged in further review of Columbia LifeGoal Income and Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group. Although the Portfolio's performance over certain periods was not appreciably above the median of its Universe, the Board noted other factors such as recent changes to the Portfolio's investment strategies, a total expense ratio that was in line with the Portfolio's Peer Group and Universe and positive performance over other periods. Taking into account these matters and other factors considered, the Board concluded that the Actual Management Rate was acceptable.

Conclusion. After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Board Consideration and Approval of New Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Columbia LifeGoal Portfolios.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which

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management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

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In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided. The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee

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schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses. The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate

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basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance. The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability. In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees

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also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale. The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients. The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers. The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain

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classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds. During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia LifeGoal Balanced Growth Portfolio—The Trustees engaged in further review of Columbia LifeGoal Balanced Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group. However, the Trustees noted other factors such as recent changes to the Fund's investment strategies, a total expense ratio that was in line with the Fund's Peer Group and Universe and positive performance. Taking into account these matters and other factors considered, the Trustees concluded that the Actual Management Rate was, at this time, acceptable, under the circumstances.

Columbia LifeGoal Growth Portfolio—The Trustees engaged in further review of Columbia LifeGoal Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group. Although the Fund's performance over certain periods was not appreciably above the median of its Universe, the Trustees noted other factors such as recent changes to the Fund's investment strategies, a total expense ratio that was in line with the Fund's Peer Group and below its Universe and positive performance over other periods. Taking into account these matters and other factors considered, the Trustees concluded that the Actual Management Rate was, at this time, acceptable, under the circumstances.

Columbia LifeGoal Income and Growth Portfolio—The Trustees engaged in further review of Columbia LifeGoal Income and Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group. Although the Fund's performance over certain periods was not appreciably above the median of its Universe, the Trustees noted other factors such as recent changes to the Fund's investment strategies, a total expense ratio that was in line with the Fund's Peer Group and Universe and positive performance over other periods. Taking into account these matters and other factors considered, the Trustees concluded that the Actual Management Rate was, at this time, acceptable, under the circumstances.

Conclusion. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that

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include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with

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breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

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4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

  a. Management-only profitability should be calculated without reference to any Private Bank expense.

  b. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

  c. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

  d. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for

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any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

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Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1   CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

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2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,
Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds ... will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

92

Proxy Voting Results

Columbia LifeGoal Portfolios

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on by Columbia LifeGoal Income Portfolio shareholders at the March 3, 2010 meeting of shareholders and by Columbia LifeGoal Income and Growth Portfolio, Columbia LifeGoal Growth Portfolio and Columbia LifeGoal Balanced Growth Portfolio shareholders at an adjourned meeting of shareholders held on March 31, 2010. Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved for each Portfolio as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia LifeGoal Growth Portfolio	20,764,875	620,729	668,782	12,707,939
Columbia LifeGoal Balanced Growth Portfolio	31,043,523	1,011,959	1,438,808	18,806,369
Columbia LifeGoal Income and Growth Portfolio	8,043,840	308,360	308,590	4,082,386
Columbia LifeGoal Income Portfolio	1,709,027	52,932	22,202	895,004

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Portfolio in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved for each Portfolio as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia LifeGoal Growth Portfolio	20,167,052	1,245,549	641,784	12,707,940
Columbia LifeGoal Balanced Growth Portfolio	30,127,074	1,980,724	1,386,491	18,806,370
Columbia LifeGoal Income and Growth Portfolio	7,837,630	452,583	370,575	4,082,388
Columbia LifeGoal Income Portfolio	1,627,107	119,729	37,324	895,005

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

93

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Important Information About This Report

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia LifeGoal Portfolios.

A description of the policies and procedures that each portfolio uses to determine how to vote proxies and a copy of each portfolio's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each portfolio voted proxies relating to portfolio securities is also available from the portfolios' website, columbiamanagement.com.

Each portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each portfolio's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC (CMIA) or one of its affiliates is the investment advisor to the portfolios and each underlying fund. As such, CMIA is responsible for the overall management and supervision of the investment activities of each portfolio and each underlying fund.

Investment in affiliated funds—The advisor has the authority to select Underlying Funds. The advisor or one of its affiliates is the investment advisor to each of the Underlying Funds. The advisor may be subject to a conflict of interest in selecting Underlying Funds because the fees paid to it or its affiliates are higher than the fees paid to other Underlying Funds. However, as fiduciary to each portfolio, the advisor has a duty to act in the best interest of the portfolio in selecting Underlying Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor*

Columbia Management Investment Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC 100 Federal Street Boston, MA 02110

*As of May 1, 2010

97

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
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Columbia Management®

Columbia LifeGoalTM Portfolios

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/43108-0310 (05/10) 10/70T266

Columbia Management®

Annual Report

March 31, 2010

Municipal Bond Funds

■  Columbia Short Term Municipal Bond Fund

■  Columbia California Intermediate Municipal Bond Fund

■  Columbia Georgia Intermediate Municipal Bond Fund

■  Columbia Maryland Intermediate Municipal Bond Fund

■  Columbia North Carolina Intermediate Municipal Bond Fund

■  Columbia South Carolina Intermediate Municipal Bond Fund

■  Columbia Virginia Intermediate Municipal Bond Fund

Not FDIC Insured  ■ May Lose Value ■ No Bank Guarantee

Economic Update	1

Columbia Short Term Municipal Bond Fund	3

Columbia California Intermediate Municipal Bond Fund	8

Columbia Georgia Intermediate Municipal Bond Fund	13

Columbia Maryland Intermediate Municipal Bond Fund	18

Columbia North Carolina Intermediate Municipal Bond Fund	23

Columbia South Carolina Intermediate Municipal Bond Fund	28

Columbia Virginia Intermediate Municipal Bond Fund	33

Financial Statements	38

Report of Independent Registered Public Accounting Firm	149

Federal Income Tax Information	150

Fund Governance	151

Board Consideration and Re-Approval of Previous Investment Advisory Agreement	156

Board Consideration and Approval of New Investment Advisory Agreement	160

Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)	167

Summary of Management Fee Evaluation by Independent Fee Consultant (Riversource Investments, LLC)	173

Proxy Voting Results	176

Important Information About This Report	181

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Economic Update – Municipal Bond Funds

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of a slowdown in inventory reduction and of federal government stimulus spending. Hopes for a sustained recovery now depend on a variety of factors, including continued improvement in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of stabilizing, but stopped short of meaningful improvement during the period. Home sales moved higher in 2009 as new homebuyers took advantage of a federal tax credit. However, as the tax credit was set to expire in November 2009, sales slipped—and did not revive even though the tax credit was expanded and extended through April 2010. Housing prices remained relatively flat over the past year, but that was progress compared to 2008. The average home price fell sharply in 2008; and since then distressed properties, which account for approximately 40% of all housing sales, have held prices down because they are heavily discounted.

In the beleaguered labor market, there was some good news. While businesses continued to shed jobs through most of 2009, raising the unemployment rate to 9.7% at the end of the period*, job data turned positive in March 2010, buoyed by a swell of temporary workers hired to conduct the national once-in-a-decade census. Consumer spending also trended higher in the second half of the period. In fact, March year-over-year sales made a significant jump upward. Despite these improvements, consumer confidence, as measured monthly by The Conference Board, an independent research organization, failed to gain much ground during the year. Consumers surveyed continue to cite uncertain business conditions and still-weak labor prospects for their concerns.

On the business side of the economy, manufacturing activity gained momentum. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—rose above 50 in July 2009, then rose for eight consecutive months to remain well above 50 for the remainder of the period. (An index value of 50+ indicates a growing economy.) Industrial production moved higher for eleven out of the past 12 months, and durable goods orders took off, with a big jump upward in January. Manufacturing capacity utilization inched upward to 72.7%.

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 7.69%. Municipal bonds gained more than taxable investment grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index2 returned 9.69%. The high-yield bond market was even stronger

*Source: U.S. Bureau of Labor Statistics

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Summary

For the 12-month period that ended March 31, 2010

■   As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Barclays Aggregate Index	BofA ML Index

■   Stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

Economic Update (continued) – Municipal Bond Funds

than the broad stock market during the period. For the 12 months covered by this report, the BofA Merrill Lynch U.S. High Yield Cash Pay Index3 returned 55.67%.

The yield on the 10-year U.S. Treasury, a common bellwether for the bond market, rose from 2.7% to 3.8% during the 12-month period. Yet despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued with little interruption through the end of the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large- and small-cap stocks, and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.5 Outside the United States, stock market returns were slightly stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 81.08% (net of dividend, in U.S. dollars) for the 12-month period, after giving back some gains in the first quarter of 2010.

Past performance is no guarantee of future results.

3The BofA Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment grade corporate bonds.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

7The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Short Term Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 2.53% without sales charge.

■  The fund's benchmark, the BofA Merrill Lynch 1-3 Year Municipal Index1, returned 2.79%. The average return of funds in the Lipper Short Municipal Debt Funds Classification2 was 3.64%.

■  The fund's emphasis on higher-quality securities generally accounted for the modest shortfall relative to these comparative measures as lower-quality securities performed strongly.

Portfolio Management

James M. D'Arcy has managed the fund since 2007 and has been associated with the advisor or its predecessors since 1999.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The BofA Merrill Lynch 1-3 Year Municipal Index tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+2.53%

Class A shares (without sales charge)

+2.79%

BofA Merrill Lynch 1-3 Year Municipal Index

Performance Information – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.76
Class B	1.51
Class C	1.51
Class Z	0.51

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	13,843	13,705
Class B	12,849	n/a
Class C	12,840	12,840
Class Z	14,194	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B	C		Z
Inception	11/02/93		10/12/93	05/19/94		10/07/93
Sales charge	without	with	without	without	with	without
1-year	2.53	1.46	1.77	1.76	0.76	2.79
5-year	3.28	3.08	2.51	2.51	2.51	3.54
10-year	3.31	3.20	2.54	2.53	2.53	3.56

The "with sales charge" returns include the maximum initial sales charge of 1.00% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares in the first year after purchase. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Short Term Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■ For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■ For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.90	1,021.19	3.75	3.78	0.75
Class B	1,000.00	1,000.00	1,003.10	1,017.45	7.49	7.54	1.50
Class C	1,000.00	1,000.00	1,003.10	1,017.45	7.49	7.54	1.50
Class Z	1,000.00	1,000.00	1,008.10	1,022.44	2.50	2.52	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Short Term Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	10.55
Class B	10.55
Class C	10.55
Class Z	10.55

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.17
Class B	0.09
Class C	0.09
Class Z	0.20

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/10 (%)

Class A	0.60
Class B	0.00
Class C	0.00
Class Z	0.86

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/10 (%)

Class A	0.92
Class B	0.00
Class C	0.00
Class Z	1.32

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 2.53% without sales charge. The fund's benchmark, the BofA Merrill Lynch 1-3 Year Municipal Index, returned 2.79%. The average return of funds in its peer group, the Lipper Short Municipal Debt Funds Classification, was 3.64%. We believe that many competing funds were more heavily invested in lower-quality securities, which performed better during this time period. Also, the fund's peer group contains short-intermediate funds, which have longer durations (a measure of interest-rate sensitivity) than this fund. As interest rates fell, funds with longer durations earned higher returns.

Sector allocations and yield curve positioning aided performance

Portfolio weights with regard to both industry sectors and credit quality aided performance. For example, the fund had more exposure than the index to revenue bonds, which benefited results. We viewed revenue bonds as attractive because they are not affected by factors that can hurt general obligation bonds, such as declining income, property and sales taxes. Within the revenue area, health care, housing and lease-backed bonds were the strongest performers. We added exposure to these sectors because we believe they are attractively priced relative to historical averages. In addition, the fund was significantly underweight relative to the index in pre-refunded bonds (bonds whose repayment is guaranteed by the proceeds from a second bond issue), which underperformed because they offered very low yields.

Quality selection and yield curve positioning also benefited results. The fund was overweight in AA- and A-rated securities versus AAA and BBB credits.1 Although the BBB sector achieved the best returns, investing in A-rated securities allowed the fund to capture most of the lower quality return while maintaining a high overall portfolio credit quality. The fund was also overweight in three- to five-year bonds, which had the largest decline in yields—and good price appreciation—because yields and prices move in opposite directions.

High cash position detracted from results

Large cash inflows and a difficult investing environment (due to low supply and low rates) in two- and three-year securities culminated in a large cash and cash equivalents position in the fund. The very low yields offered by these securities created a drag on performance. Some of the shorter (less than one year) bonds we purchased in the fund had returns that were relatively low compared to the index and compared to longer-term securities, which hampered results. However, we believe that these bonds played an important role in the portfolio because they were relatively low risk, short-term investments. Also, while performance was low relative to the benchmark, the numbers were still positive.

1The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Portfolio Manager's Report (continued) – Columbia Short Term Municipal Bond Fund

For most of the year, the fund's duration was shorter than that of the benchmark. Duration is a measure of interest-rate sensitivity. We tend to shorten duration when we think interest rates could rise and lengthen duration when we think interest rates are poised to fall. If we are right in our assessment of the direction of interest rates, duration can aid performance—and it can detract from performance if we are wrong. During this period, we would have done better to position the fund's duration in line with or slightly longer than the benchmark because rates tended to move lower. However, we aimed to maintain a low level of volatility in the fund and believed the low duration was warranted given the richness of yields on municipal securities compared to Treasuries. In fact, the fund's positioning began to help performance in the last few weeks of the period as interest rates began to rise.

Positioned for gradually rising rates

We expect the U.S. economy to recover slowly; and while we currently don't see any particular threat from inflation, we do expect the Federal Reserve Board (the Fed) to raise short-term borrowing rates at a gradual pace—perhaps beginning later this year. As a result, we have positioned the fund to take advantage of attractive yields in the three- to five-year maturity range but also to keep a significant amount of money invested in short-term securities, which can be reinvested at higher rates when interest rates do rise.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Top 5 sectors

as of 03/31/10 (%)

Tax-Backed	39.3
Other	10.5
Utilities	9.5
Transportation	8.5
Health Care	6.8

Quality breakdown

as of 03/31/10 (%)

AAA	40.5
AA	40.1
A	18.2
BBB	1.2

Effective maturity breakdown

as of 03/31/10 (%)

0-1 year	40.0
1-2 years	24.3
2-3 years	13.9
3-4 years	5.4
4-5 years	10.0
5-6 years	2.7
6-7 years	3.3
7-8 years	0.4

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Effective maturity takes into consideration principal payment assumptions, puts and adjustable coupons.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Fund Profile – Columbia California Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+7.65%

Class A shares (without sales charge)

+7.45%

Barclays Capital CA 3-15 Year Blend Municipal Bond Index

+7.05%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Summary

■  For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 7.65% without sales charge.

■  This return was slightly higher than the return of its primary benchmark, the Barclays Capital California 3-15 Year Blend Municipal Bond Index1, as well as its secondary benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index.2 Performance was modestly lower than the average return of funds in its peer group, the Lipper California Intermediate Municipal Debt Funds Classification.3

■  A slightly longer duration and more exposure to longer-maturity bonds aided performance, as did an underweight in California GO bonds.

Portfolio Management

Maureen Newman has managed the fund since 2009 and has been associated with the advisor or its predecessors since 1996.

Effective April 1, 2010, James D'Arcy assumed management of the fund. He has been associated with the advisor or its predecessors since 1999.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital California 3-15 Year Blend Municipal Bond Index tracks investment grade bonds issued from the state of California and its municipalities.

2The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads. Funds in the Lipper California Intermediate Municipal Debt Funds Category invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation in California.

Performance Information – Columbia California Intermediate Municipal Bond Fund

Performance of a $10,000 investment 09/09/02 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment Inception – 03/31/10 ($)

Sales charge	without	with
Class A	12,674	12,263
Class B	12,087	12,087
Class C	11,973	11,973
Class Z	13,092	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.89
Class B	1.64
Class C	1.64
Class Z	0.64

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	09/09/02		08/29/02		09/11/02		08/19/02
Sales charge	without	with	without	with	without	with	without
1-year	7.65	4.19	6.74	3.74	6.74	5.74	7.82
5-year	3.73	3.05	2.96	2.96	2.95	2.95	3.99
Life	3.18	2.73	2.53	2.53	2.41	2.41	3.60

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia California Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■ For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■ For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	995.00	1,020.94	3.98	4.03	0.80
Class B	1,000.00	1,000.00	991.20	1,017.20	7.69	7.80	1.55
Class C	1,000.00	1,000.00	991.30	1,017.20	7.70	7.80	1.55
Class Z	1,000.00	1,000.00	996.20	1,022.19	2.74	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia California Intermediate Municipal Bond Fund

For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 7.65% without sales charge. This performance was ahead of the fund's primary benchmark, the Barclays Capital California 3-15 Year Blend Municipal Bond Index, which returned 7.45%, as well as its secondary benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, which gained 7.05%. The fund lagged the average return of funds in its peer group, the Lipper California Intermediate Municipal Debt Funds Classification, which was 7.98%. The fund had a slightly longer duration (a measure of interest-rate sensitivity, similar to maturity) and more exposure to longer-maturity bonds than either of the Barclays indices. This positioning helped performance as the market rallied. However, we believe the fund underperformed its peer group average because it had less exposure than the average fund to California general obligation (GO) bonds and slightly shorter duration.

Strongest gains from lower-rated issues

The past year was marked by improvement on several different fronts: A major financial crisis was subdued, interest rates hovered near historical lows and the economy showed signs of improvement. Investors responded by taking on more risk in search of higher returns. As a result, the yield difference between lower- and higher-quality bonds narrowed and higher-yielding, lower-quality municipal bonds outperformed. Among the fund's top contributors in this environment were lower-rated bonds backed by a tobacco settlement case and bonds issued by hospitals. California GOs also rallied nicely, as the state's spring/summer fiscal crisis abated. However, the fund remained underweight in GOs relative to the Barclays indices and Lipper peer group, despite additions during the period, and the underweight hindered relative results. The fund benefited from underweights in bonds issued by community colleges and local school districts, sectors that suffered during the state's economic downturn.

Change in interest-rate positioning

The fund began the year with a duration that was slightly longer than either Barclays index but shorter than the Lipper average. Duration is a measure of interest-rate sensitivity expressed in years. We lengthen duration relative to the fund's benchmarks when we expect interest rates to fall, and we shorten it when we expect interest rates to rise. If we are right in our positioning, which we were this past year, it can benefit performance. As the supply of long-term municipal bonds declined and demand increased, yields on longer-maturity municipal bonds fell and prices rose, aiding performance relative to both Barclays benchmarks. However, we believe that the fund's duration was shorter than the average fund in its peer group, so it provided no advantage relative to that measure.

With growing expectations that interest rates would head higher, we decided to lower the fund's duration. We locked in profits by selling some 10- to 15-year bonds and using the proceeds to buy 7- to 10-year issues. We further lowered duration by selling some zero coupon bonds, which are sold at a deep discount to face value and are especially sensitive to interest-rate changes. At period end, the fund's duration was slightly longer than that of the Barclays California index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	9.72
Class B	9.71
Class C	9.72
Class Z	9.70

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.33
Class B	0.25
Class C	0.25
Class Z	0.35

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.01 per share of taxable realized gains.

30-day SEC yields

as of 03/31/10 (%)

Class A	2.57
Class B	1.91
Class C	1.91
Class Z	2.92

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/10 (%)

Class A	4.43
Class B	3.29
Class C	3.28
Class Z	5.02

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia California Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/10 (%)

Tax-Backed	38.3
Utilities	27.4
Health Care	9.0
Transportation	7.0
Education	6.6

Quality breakdown

as of 03/31/10 (%)

AAA	23.8
AA	29.4
A	32.2
BBB	11.5
Non Rated	3.1

Maturity breakdown

as of 03/31/10 (%)

0-1 year	1.8
1-3 years	7.7
3-5 years	15.0
5-7 years	9.5
7-10 years	21.8
10-15 years	31.3
15-20 years	8.5
25 years and over	0.7
Cash & Equivalents	3.7

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Mixed outlook for California

California faces some formidable headwinds. Among the strongest are the state's sizeable budget deficit, large number of home foreclosures and high unemployment rate. Despite these issues, recent data has been trending in a more positive direction, and we are encouraged by this change. Declines to non-farm payrolls have slowed, housing foreclosures are leveling off, manufacturing has started to pick up and net migration trends have turned positive. Tax receipts also recently came in higher than estimates. Going forward, we expect California's diverse economy to aid in a full recovery, helping to boost the state's low credit rating. However, due to the hurdles faced by the state, we feel that a recovery will probably not occur until 2011 or later, as the state still has some obstacles to overcome this year. We remain most interested in bonds with 5- to 10-year maturities. Once the Federal Reserve signals that it will raise key overnight lending rates, we believe that these bonds will likely hold up better than bonds with maturities under five years. We expect longer-term muni bonds also to benefit from contained inflation and tight supply, which is being driven by growing competition from the new Build America Bonds—taxable bonds that offer qualifying issuers a less expensive way to finance infrastructure projects.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia Georgia Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 7.31% without sales charge.

■  The fund modestly outpaced its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, and beat the average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  An overweight in lower-quality bonds and slightly more sensitivity to interest-rate changes than the index and peer group helped the fund outperform.

Portfolio Management

Maureen Newman has managed the fund since 2009 and has been associated with the advisor or its predecessors since 1996.

Effective April 1, 2010, James D'Arcy assumed management of the fund. He has been associated with the advisor or its predecessors since 1999.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+7.31%

Class A shares (without sales charge)

+7.05%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Performance Information – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.93
Class B	1.68
Class C	1.68
Class Z	0.68

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Georgia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	14,997	14,510
Class B	13,918	13,918
Class C	13,927	13,927
Class Z	15,376	n/a

Average annual total return as of 3/31/10 (%)

Share class	A		B		C		Z
Inception	05/04/92		06/07/93		06/17/92		03/01/92
Sales charge	without	with	without	with	without	with	without
1-year	7.31	3.84	6.41	3.41	6.51	5.51	7.58
5-year	3.57	2.88	2.78	2.78	2.79	2.79	3.83
10-year	4.14	3.79	3.36	3.36	3.37	3.37	4.40

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Georgia Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■ For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■ For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	995.00	1,020.94	3.98	4.03	0.80
Class B	1,000.00	1,000.00	990.40	1,017.20	7.69	7.80	1.55
Class C	1,000.00	1,000.00	990.40	1,017.20	7.69	7.80	1.55
Class Z	1,000.00	1,000.00	996.30	1,022.19	2.74	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Georgia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10($)

Class A	10.58
Class B	10.58
Class C	10.58
Class Z	10.58

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.34
Class B	0.26
Class C	0.26
Class Z	0.36

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/10 (%)

Class A	2.40
Class B	1.73
Class C	1.73
Class Z	2.73

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/10 (%)

Class A	3.93
Class B	2.83
Class C	2.83
Class Z	4.47

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 7.31% without sales charge. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, returned 7.05% for the period. The average return for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 6.18%. The fund benefited from having an overweight in lower-quality bonds and being slightly more sensitive to interest-rate changes than the index and peer group.

Strong demand and tight supply for municipal bonds

As interest rates remained near historical lows and cash-strapped states looked for ways to boost tax receipts, investor demand for municipal bonds went from steady to growing. At the same time, the supply of longer-maturity municipal bonds fell. Qualifying issuers flocked to the new Build America Bonds, which provide a less expensive way of financing infrastructure projects. This confluence of growing demand and reduced supply benefited muni bond prices. Georgia maintained its high (AAA) credit rating1, but—like most states and municipalities—continued to struggle with lower tax receipts and higher demand for social services. Investment losses further pressured state and local government pensions.

Boost from lower-rated bonds

As the economy showed signs of improving and interest rates stayed near historical lows, investors became more willing to take on added risk for the increased yield offered by lower-rated bonds, which outperformed higher-quality issues. The fund benefited from this environment because it had more exposure than the index to lower-quality bonds, including bonds with credit ratings of BBB or below and non-rated issues. Among the best performers were BBB-rated bonds issued by hospitals, including Memorial Health University Medical Center in Savannah, and certain issuers in the Commonwealth of Puerto Rico (2.5% and 3.2% of net assets, respectively).

Further gains from slightly longer duration

As the credit markets stabilized and investors became less risk averse, they also reached for the higher yields offered by bonds with maturities of 10 years or more. Longer-maturity muni issues also benefited as supply declined. These factors benefited the fund, which had more exposure than the index to bonds with maturities of 10 to 15 years. Our exposure to longer-term bonds also lengthened the fund's duration relative to the Barclays index or the Lipper peer average. Duration is a measure, expressed in years, of interest-rate sensitivity that takes into account the entire stream of a bond's future principal and income payments. Because bond prices and yields move in opposite directions, we often lower the fund's duration when we expect interest rates to rise and raise it when we expect interest rates to fall. During the first half of the period, having a slightly longer duration aided results. As the year progressed and rising interest rates seemed more likely, we began to lock in profits by reducing our

1The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Portfolio Manager's Report (continued) – Columbia Georgia Intermediate Municipal Bond Fund

stake in bonds with 10- to 15-year maturities and buying 5 to 10-year issues. This move helped shorten duration, which ended the period more in line with the index.

Mixed outlook for Georgia

Georgia has been hurt by struggles in the financial sector, as the state has a large concentration in regional banks with heavy exposure to the commercial real estate market. Near term, we think depressed commercial real estate values, high unemployment and median household incomes that are below the national average will continue to pressure tax revenues. Longer term, we believe the state will benefit from strong migration trends, fueled by Georgia's low cost of living, slowly improving labor market and expansion from the auto industry. We expect the state's conservative fiscal policies to continue to support the AAA credit quality of the state's general obligation (GO) bonds. We also believe that muni bonds have the potential to benefit from growing demand as tax rates move higher.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/10 (%)

Tax Backed	34.3
Utilities	26.7
Education	10.3
Health Care	9.4
Housing	6.9

Quality breakdown

as of 03/31/10 (%)

AAA	39.6
AA	26.7
A	25.1
BBB	7.0
Non Rated	1.6

Maturity breakdown

as of 03/31/10 (%)

1-3 years	9.0
3-5 years	5.1
5-7 years	17.8
7-10 years	33.3
10-15 years	30.6
15-20 years	2.8
Cash & Equivalents	1.4

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Fund Profile – Columbia Maryland Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+7.93%

Class A shares (without sales charge)

+7.05%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Summary

■  For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 7.93% without sales charge.

■  The fund beat its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, as well as the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  Overweights in both longer-maturity and lower-quality bonds helped the fund outpace the index and the Lipper peer group average.

Portfolio Management

Maureen Newman has managed the fund since 2009 and has been associated with the advisor or its predecessors since 1996.

Effective April 1, 2010, James D'Arcy assumed management of the fund. He has been associated with the advisor or its predecessors since 1999.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Maryland Intermediate Municipal Bond Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Maryland Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	14,557	14,078
Class B	13,523	13,523
Class C	13,505	13,505
Class Z	14,924	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.91
Class B	1.66
Class C	1.66
Class Z	0.66

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	09/01/90		06/08/93		06/17/92		09/01/90
Sales charge	without	with	without	with	without	with	without
1-year	7.93	4.41	7.13	4.13	7.12	6.12	8.09
5-year	3.20	2.53	2.46	2.46	2.43	2.43	3.46
10-year	3.83	3.48	3.06	3.06	3.05	3.05	4.08

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Maryland Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■ For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■ For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	997.80	1,020.94	3.98	4.03	0.80
Class B	1,000.00	1,000.00	994.20	1,017.20	7.71	7.80	1.55
Class C	1,000.00	1,000.00	994.10	1,017.20	7.71	7.80	1.55
Class Z	1,000.00	1,000.00	998.20	1,022.19	2.74	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Maryland Intermediate Municipal Bond Fund

For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 7.93% without sales charge. This was higher than the return of the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, which was 7.05% for the period. The fund also beat the 6.18% average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification. Overweights in both lower-quality and longer-maturity issues helped the fund outperform these comparative measures.

Positive backdrop for municipal bonds

Strong demand for municipal bonds, coupled with tight supply, aided returns during the period. As inflation concerns subsided, yields fell and bond prices rose. Investors grew more comfortable with risk as the economy showed signs of gradual improvement and fears fanned by last year's financial crisis were extinguished. In this environment, municipal bonds with maturities of 10 years or more did particularly well, buoyed by investors in search of higher yields. In addition, the supply of longer-maturity bonds fell as qualifying issuers turned to the recently introduced taxable Build America Bonds to fund infrastructure projects at lower rates. The yield difference between lower- and higher-quality issues narrowed, boosting returns on lower-quality issues over bonds with higher credit ratings.

Lower-quality, longer-maturity emphasis aided returns

The fund benefited from having a higher stake than both the index and Lipper peer group in lower-rated as well as non-rated bonds. Some of the fund's lower-rated bonds were also longer-maturity issues, which further aided returns. Top contributors included some BBB-rated1 bonds issued for continuing care retirement centers and some A-rated hospital bonds. In the second half of the period, we took profits and reduced exposure to lower-quality issues by reducing certain positions, including Baa3/BB-rated bonds issued for the Baltimore Hotel (1.1% of net assets). An above-average stake in longer-maturity issues also delivered strong results. We took profits and exited some top-performing names, including bonds issued for Loyola College, located in Baltimore, Maryland. The fund had minimal exposure to underperforming sectors, including refunded bonds and issues with maturities of 5 years or less, which also aided performance. Refunding occurs when an issuer sells new bonds, usually at lower prevailing rates and invests the proceeds in U.S. Treasury securities that are pledged to pay off older, higher-yielding debt. Refunding usually results in an improved credit rating for the old bond.

Positioned for higher rates, a comeback in higher-quality

Within the municipal bond market, we think some of the best opportunities are likely to come from higher-quality municipals, which have not done as well as lower-quality issues. With that in mind, we recently added some Aaa/AAA-rated bonds issued by Montgomery County and the toll facilities bonds rated Aa3/AA– issued by the

1The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	10.53
Class B	10.54
Class C	10.53
Class Z	10.53

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.34
Class B	0.27
Class C	0.26
Class Z	0.37

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/10 (%)

Class A	2.23
Class B	1.56
Class C	1.55
Class Z	2.56

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/10 (%)

Class A	3.66
Class B	2.55
Class C	2.54
Class Z	4.20

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia Maryland Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/10 (%)

Tax-Backed	42.8
Health Care	11.1
Education	9.7
Utilities	9.2
Housing	8.8

Quality breakdown

as of 03/31/10 (%)

AAA	45.9
AA	26.9
A	14.8
BBB	9.8
Non Rated	2.6

Maturity breakdown

as of 03/31/10 (%)

0-1 year	4.7
1-3 years	7.7
3-5 years	12.1
5-7 years	10.9
7-10 years	21.4
10-15 years	30.7
15-20 years	5.2
20-25 years	2.0
Cash & Equivalents	5.3

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Maryland Transportation Authority (3.8% and 2.0% of net assets, respectively). By period end, we had also shifted our focus to bonds with 5- to 10-year maturities, which we believe offer attractive return prospects even in a rising interest-rate environment.

Favorable outlook for Maryland

Despite a weak housing market and declining tax revenues, Maryland has fared better than that of many other states in the recent recession. It has maintained the highest credit rating (AAA or equivalent) from all three credit ratings agencies throughout the downturn. While Maryland has lost jobs, especially in the beleaguered industries of construction and financial services, its unemployment rate of 7.7% remains significantly below the national average, which was 9.7% in March 2010 as measured by the U.S. Bureau of Labor Statistics. The state has continued to benefit from a highly educated work force, which helps attract technology jobs, and proximity to Washington, D.C., which provides a source of government jobs. Going forward, we expect the state's financial condition to strengthen as the economy recovers.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Non-diversified investments increase the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia North Carolina Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 7.34% without sales charge.

■  The fund came out slightly ahead of its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, which returned 7.05% and solidly beat the average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  An overweight in lower-quality and longer-maturity bonds benefited performance.

Portfolio Management

Maureen Newman has managed the fund since 2007 and has been associated with the advisor or its predecessors since 1996.

Effective April 1, 2010, James D'Arcy assumed management of the fund. He has been associated with the advisor or its predecessors since 1999.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+7.34%

Class A shares (without sales charge)

+7.05%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Performance Information – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.90
Class B	1.65
Class C	1.65
Class Z	0.65

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia North Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	14,777	14,301
Class B	13,716	13,716
Class C	13,707	13,707
Class Z	15,151	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	12/14/92		06/07/93		12/16/92		12/11/92
Sales charge	without	with	without	with	without	with	without
1-year	7.34	3.84	6.55	3.55	6.55	5.55	7.61
5-year	3.10	2.43	2.34	2.34	2.33	2.33	3.36
10-year	3.98	3.64	3.21	3.21	3.20	3.20	4.24

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia North Carolina Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■ For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■ For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	994.40	1020.94	3.98	4.03	0.80
Class B	1,000.00	1,000.00	990.70	1017.20	7.69	7.80	1.55
Class C	1,000.00	1,000.00	990.70	1017.20	7.69	7.80	1.55
Class Z	1,000.00	1,000.00	995.60	1022.19	2.74	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia North Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	10.17
Class B	10.17
Class C	10.17
Class Z	10.17

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.33
Class B	0.26
Class C	0.26
Class Z	0.36

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/10 (%)

Class A	2.19
Class B	1.51
Class C	1.51
Class Z	2.51

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/10 (%)

Class A	3.65
Class B	2.52
Class C	2.52
Class Z	4.19

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 7.34% without sales charge. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, returned 7.05% for the period. The fund nicely outpaced the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, which was 6.18%. An overweight in lower-rated bonds and longer-maturity bonds, both of which outperformed over the period, helped results.

Search for added yield among longer-maturity bonds

As interest rates declined and economic conditions stabilized, investors became more willing to take on added risk for higher yields. They moved into municipal bonds with longer maturities, which offered higher yields than shorter-term issues and also saw bigger price increases as interest rates fell. As demand for longer-maturity bonds increased, supply dwindled, further benefiting the fund's returns. Instead of issuing tax-exempt bonds, qualifying issuers came to market with taxable Build America Bonds, a new financing option that offered a less expensive way to fund infrastructure projects. For most of the year, the fund benefited from an overweight in bonds with maturities of 10 years or more and a corresponding underweight in shorter-term bonds.

Gains from overweight in lower-quality bonds

Higher-yielding, lower-quality bonds outpaced bonds with higher credit ratings as the likelihood of defaults eased, the difference between yields on higher- and lower-quality issues narrowed and investors became more comfortable with risk. The fund was also well positioned with an overweight in lower-rated bonds, particularly BBB-rated issues, which are lower-quality investment grade bonds. Top contributors included Baa-rated1 (the equivalent of BBB-rated) bonds issued for the ARC of North Carolina Projects to finance group homes for mentally and physically handicapped adults. The price of these bonds rebounded nicely after sinking in the previous year amid fears related to declining property values and government funding for the disabled. We sold our stake. Other standouts included bonds issued for lower-rated or non-rated hospitals, including Albemarle Hospital Authority and Northern Hospital District of Surry County (1.3% and 0.5% of net assets, respectively). Having less exposure than the Barclays index to weaker performing high-quality bonds also aided results.

1The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Portfolio Manager's Report (continued) – Columbia North Carolina Intermediate Municipal Bond Fund

Outlook for North Carolina

While North Carolina has suffered in the recession, it has held up better than much of the nation, as reflected by its high AAA credit rating. The state benefits from a strong and growing high tech base, with recent expansions announced by Siemens AG, a German electronics and electrical engineering company; EMC, which makes data storage systems, and Apple. In addition, the state continues to attract new talent through its large and well-regarded university system, as well as the region's mild climate and low cost of living. Housing prices in North Carolina have declined less than the national average, which has helped support the revenues collected from local real estate taxes. On the downside, the state's heavy manufacturing base, which includes textiles, furniture, and autos, continues to suffer as more jobs go overseas. In addition, a growing percentage of the state's bonds are non-voter approved, which—if unchecked—could hurt the state's credit rating, resulting in higher interest-rate costs for new issuance. By period end, we had taken some profits in low-quality BBB-rated bonds, reducing the overweight in this sector. We also shifted the fund's maturity focus, moving out of 10 to 15-year issues in favor of 5 to 10-year bonds, which we believe offer more attractive return prospects going forward.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/10 (%)

Tax-Backed	38.5
Utilities	24.2
Other	15.4
Health Care	9.9
Education	7.6

Quality breakdown

as of 03/31/10 (%)

AAA	42.4
AA	32.1
A	17.5
BBB	5.9
BB	0.4
Not Rated	1.7

Maturity breakdown

as of 03/31/10 (%)

0-1 year	4.0
1-3 years	5.2
3-5 years	7.0
5-7 years	14.3
7-10 years	30.2
10-15 years	28.2
15-20 years	6.4
20-25 years	0.5
Cash & Equivalents	4.2

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Fund Profile – Columbia South Carolina Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+6.91%

Class A shares (without sales charge)

+7.05%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Summary

■  For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 6.91% without sales charge.

■  The fund's performance was slightly lower than its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 and ahead of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund benefited from an overweight relative to the index in lower-quality bonds and longer-maturity bonds, which led the market rally.

Portfolio Management

Maureen Newman has managed the fund since 2007 and has been associated with the advisor or its predecessors since 1996.

Effective April 1, 2010, James D'Arcy assumed management of the fund. He has been associated with the advisor or its predecessors since 1999.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia South Carolina Intermediate Municipal Bond Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia South Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	15,138	14,653
Class B	14,062	14,062
Class C	14,058	14,058
Class Z	15,534	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	05/05/92		06/08/93		06/17/92		01/06/92
Sales charge	without	with	without	with	without	with	without
1-year	6.91	3.44	6.12	3.12	6.11	5.11	7.28
5-year	3.45	2.77	2.70	2.70	2.68	2.68	3.73
10-year	4.23	3.89	3.47	3.47	3.46	3.46	4.50

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.89
Class B	1.64
Class C	1.64
Class Z	0.64

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia South Carolina Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■ For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■ For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1000.30	1020.94	3.99	4.03	0.80
Class B	1,000.00	1,000.00	996.60	1017.20	7.72	7.80	1.55
Class C	1,000.00	1,000.00	996.60	1017.20	7.72	7.80	1.55
Class Z	1,000.00	1,000.00	1001.50	1022.19	2.74	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia South Carolina Intermediate Municipal Bond Fund

For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 6.91% without sales charge. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index, returned 7.05% over the same period. The average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 6.18%. An overweight in lower-quality bonds with ratings of A or below and in longer-term bonds with maturities of 10 years or longer aided performance. We believe the fund's modest underperformance relative to the index can be attributed to expenses, which the index does not have, and a periodically higher-than-usual cash position, which resulted from a limited supply of attractively-priced bonds in the state.

Municipal bond market rally

Municipal bonds had a good year, benefiting from stabilization in the credit markets, an improving economy, declining interest rates and expectations that tax rates might rise as state revenues fell and government borrowing increased. As investors became more comfortable with taking on added risk in exchange for higher yields, they moved out of shorter-maturity municipal bonds and into longer-term issues. At the same time, the supply of long-term tax-exempt issuance diminished, as qualifying issuers began turning to the new taxable Build America Bonds as a less expensive means of financing infrastructure projects. The combination of growing demand, tighter supply and falling interest rates boosted returns on longer-term issues, which outperformed shorter-maturity bonds. As market conditions improved, investors also flocked to lower-quality municipal bonds, which offered a yield advantage over higher-quality issues. As the difference between yields on lower- and higher-quality issues narrowed, lower-quality bonds rallied, beating issues with stronger credit ratings.1

Gains from lower-rated and longer-maturity issues

The fund's overweight in lower-quality and longer-maturity issues aided results. Top contributors included some non-rated bonds issued for continuing-care retirement communities, including Wesley Commons in Greenwood and Lutheran Homes of South Carolina, headquartered in Irmo (0.4% and 1.5% of net assets). In addition, the fund owned some BBB-rated hospital bonds, including bonds issued for Kershaw County Medical Center in Camden (1.0% of net assets), which did quite well. Finally, some BBB-rated bonds issued within the Commonwealth of Puerto Rico (0.7% of net assets), which are backed by special tax revenues and exempt from South Carolina state income taxes, rallied nicely. During the second half of the year, we began taking profits, reducing the fund's lower-quality bond exposure to 6.4% of total investments by period end. We also cut back on longer-maturity issues that had done well. The fund benefited from having an overweight for much of the year in bonds with maturities of 10 to 15 years. We used the proceeds to shift into bonds with 5 to 10-year maturities, which we thought offered better return prospects going forward even in a rising interest-rate environment.

1The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	10.17
Class B	10.18
Class C	10.18
Class Z	10.18

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.34
Class B	0.27
Class C	0.27
Class Z	0.37

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/10 (%)

Class A	2.39
Class B	1.74
Class C	1.71
Class Z	2.72

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/10 (%)

Class A	3.96
Class B	2.89
Class C	2.83
Class Z	4.50

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia South Carolina Intermediate Municipal Bond Fund

Top 5 sectors

as of 03/31/10 (%)

Tax Backed	32.4
Utilities	25.4
Health Care	22.5
Other	9.5
Education	3.8

Quality breakdown

as of 03/31/10 (%)

AAA	40.1
AA	23.7
A	22.9
BBB	6.4
Non Rated	6.9

Maturity breakdown

as of 03/31/10 (%)

0-1 year	5.2
1-3 years	8.6
3-5 years	6.9
5-7 years	18.0
7-10 years	22.1
10-15 years	32.7
15-20 years	3.0
Cash & Equivalents	3.5

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Mixed outlook for South Carolina

Looking ahead, the state's fiscal condition will determine both the amount of debt it can issue and the interest rates it must pay. Unfortunately, South Carolina has one of the highest unemployment rates in the country—12.4% as of February 2010 as estimated by the U.S. Bureau of Labor Statistics—which continues to pressure income tax revenues as well as sales tax receipts. Although there are signs that unemployment is beginning to stabilize, we think the job recovery could be slow, in part, because the state has such a high level of unemployment but also because we expect the economy to improve gradually. On a more positive note, South Carolina is benefiting from a rebound in manufacturing, domestic tourism and favorable migration trends. The housing market is also beginning to recover, leading to an increase in new home construction, which is a plus for economic growth. Finally, South Carolina's relatively conservative approach to debt levels and fiscal management have helped it retain high-quality credit ratings (of AA+ from Standard & Poor's and AAA from Moody's Investors Service) that keep the state's debt servicing costs in check.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia Virginia Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 6.83% without sales charge.

■  The fund's return was slightly lower than the return of its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, but higher than the average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  An overweight in high-quality bonds hindered performance versus the Barclays index while we believe that an overweight in longer-maturity bonds helped the fund outperform its Lipper peer group.

Portfolio Management

Maureen Newman has managed the fund since 2009 and has been associated with the advisor or its predecessors since 1996.

Effective April 1, 2010, James D'Arcy assumed management of the fund. He has been associated with the advisor or its predecessors since 1999.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+6.83%

Class A shares (without sales charge)

+7.05%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Performance Information – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.87
Class B	1.62
Class C	1.62
Class Z	0.62

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of the Columbia Virginia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	15,292	14,799
Class B	14,202	14,202
Class C	14,202	14,202
Class Z	15,678	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	12/05/89		06/07/93		06/17/92		09/20/89
Sales charge	without	with	without	with	without	with	without
1-year	6.83	3.31	6.14	3.14	6.13	5.13	7.10
5-year	3.79	3.11	3.04	3.04	3.03	3.03	4.05
10-year	4.34	4.00	3.57	3.57	3.57	3.57	4.60

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Virginia Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■ For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■ For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	996.40	1,020.94	3.98	4.03	0.80
Class B	1,000.00	1,000.00	993.60	1,017.20	7.70	7.80	1.55
Class C	1,000.00	1,000.00	994.40	1,017.20	7.71	7.80	1.55
Class Z	1,000.00	1,000.00	998.50	1,022.19	2.74	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Virginia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)

Class A	10.94
Class B	10.95
Class C	10.95
Class Z	10.94

Distributions declared per share

04/01/09 – 03/31/10 ($)

Class A	0.35
Class B	0.26
Class C	0.26
Class Z	0.37

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 03/31/10 (%)

Class A	2.10
Class B	1.47
Class C	1.40
Class Z	2.42

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 03/31/10 (%)

Class A	3.43
Class B	2.40
Class C	2.28
Class Z	3.95

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended March 31, 2010, the fund's Class A shares returned 6.83% without sales charge. The Barclays Capital 3-15 Year Blend Municipal Bond Index returned 7.05%. The average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 6.18%. An overweight in high-quality bonds accounted for a modest shortfall relative to the Barclays index, while we believe that an overweight in longer-maturity issues helped the fund outperform its Lipper peer-group average.

Longer-maturity and lower-quality sectors led returns

The municipal bond market rallied nicely during the past year, benefiting from declining interest rates, a gradual recovery in the economy, stabilization in the financial markets and expectations that tax rates might rise. As conditions improved, investors began taking on more risk to obtain higher yields, moving into both lower-quality bonds and longer-maturity securities. Lower-quality municipal bonds rebounded as economic activity improved and the difference between yields on high- and low-quality bonds narrowed. Higher-quality bonds underperformed. Municipal bonds with maturities of 10 years or more gained as investor demand increased and interest rates fell. Longer-maturity issues further benefited from a significant decrease in supply following the introduction of taxable Build America Bonds, which offered qualifying municipal issuers a less expensive way to fund infrastructure projects.

In this environment, the fund's overweight in bonds with maturities of 10 to 15 years was particularly helpful to performance versus the Lipper peer group average. During the second half of the period, we reduced the fund's overweight in 10- to 15-year holdings and shifted our focus to 5 to 10-year bonds, which we believe offer better return prospects ahead. We also trimmed investments in some very short maturity bonds (three years or less) as well as bonds that could be called (or redeemed by the issuer) within three years. We did this because of the very low yields on those bonds and in anticipation of an eventual hike in short-term interest rates. We expect short-term yields to rise faster than longer-term yields.

The fund's above-index exposure to higher-quality (AAA- and AA-rated1) bonds hampered performance relative to the Barclays index. However, the proportion of high-quality bonds in the portfolio is largely dictated by the generally high quality of issuers in the Virginia municipal bond market.

1The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Portfolio Manager's Report (continued) – Columbia Virginia Intermediate Municipal Bond Fund

Recovery underway in Virginia

We are optimistic about the prospects for Virginia's municipal bonds. Stable-to-higher housing prices, positive migration trends and the Commonwealth's favorable business climate are helping economic growth. In addition, Virginia's unemployment rate, which climbed to a 17-year high of 7.2% in February 2010 according to the U.S. Bureau of Labor Statistics, is likely to stay well below the national average, thanks to the wealth of government jobs available in Washington, D.C. We also have confidence that the state will continue to act prudently and quickly to balance its budget and keep its AAA credit rating. The downside is that future cuts at the state level could slow job growth and increase pressure on local municipalities. We expect municipal bonds to become increasingly attractive to investors if tax rates move higher and inflation proves not to be a significant concern.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Top 5 sectors

as of 03/31/10 (%)

Tax-Backed	48.5
Other	24.3
Health Care	8.0
Utilities	6.9
Transportation	4.2

Quality breakdown

as of 03/31/10 (%)

Aaa/AAA	39.0
Aa/AA	37.0
A	15.0
Baa/BBB	5.3
Not Rated	3.7

Maturity breakdown

as of 03/31/10 (%)

0-1 year	2.5
1-3 years	7.6
3-5 years	11.4
5-7 years	16.6
7-10 years	21.9
10-15 years	29.2
15-20 years	8.6
Cash & Equivalents	2.2

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Investment Portfolio – Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds – 82.1%
	Par ($)	Value ($)
Education – 2.9%
Education – 2.7%
DE University of Delaware
Series 2009 A, 2.000% 11/01/37 (06/01/11) (a)(b)	10,750,000	10,861,800
FL University Athletic Association, Inc.
Series 2006, LOC: SunTrust Bank 3.800% 10/01/31 (10/01/11) (a)(b)	3,510,000	3,565,879
GA Private Colleges & Universities Authority
Emory University, Series 2008 B, 5.000% 09/01/11	7,400,000	7,860,650
IL Educational Facilities Authority
University of Chicago, Series 1998, 3.375% 07/01/25 (02/03/14) (a)(b)	5,650,000	5,959,620
IN St. Joseph County Educational Facilities Revenue
University of Notre Dame Du Lac, Series 2005, 3.875% 03/01/40 (03/01/12) (a)(b)	6,700,000	6,964,650
MA Development Finance Agency
Boston University, Series 2009 V-2, 2.875% 10/01/14	4,975,000	5,103,056
MA University of Massachusetts Building Authority
Series 2005, Insured: AMBAC 5.000% 11/01/15	3,000,000	3,389,520
NJ Educational Facilities Authority
Princeton University, Series 2008 K, 5.000% 07/01/11	2,965,000	3,131,811

	Par ($)	Value ($)
NY Troy Industrial Development Authority
Rensselaer Polytechnic Institute, Series 2002 E, 4.050% 04/01/37 (09/01/11) (a)(b)	2,500,000	2,584,725
PA University of Pittsburgh
Series 2007, 5.000% 08/01/10	10,125,000	10,275,154
Series 2009 A, 4.000% 09/15/10	4,720,000	4,800,146
TN School Bond Authority
Series 2009 A, 2.000% 05/01/11	4,000,000	4,066,800
Education Total		68,563,811
Student Loan – 0.2%
NM Educational Assistance Foundation
Series 2009 C, AMT, 3.900% 09/01/14	4,890,000	5,126,431
Student Loan Total		5,126,431
Education Total		73,690,242
Health Care – 6.8%
Hospitals – 6.8%
AZ Health Facilities Authority
Banner Health System, Series 2008 D, 5.000% 01/01/12	2,000,000	2,109,000
CA Newport Beach
Hoag Memorial Hospital, Series 2009 B, 4.000% 12/01/38 (02/08/11) (a)(b)	6,000,000	6,145,980
CA Health Facilities Financing Authority
Catholic Healthcare West: Series 2009 C, 5.000% 07/01/37 (07/02/12) (a)(b)	15,250,000	16,203,430
Series 2009 G, 5.000% 07/01/28 (07/02/12) (a)(b)	3,000,000	3,187,560
Series 2009 C, 5.000% 07/01/34 (10/16/14) (a)(b)	12,000,000	13,108,800

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Statewide Communities Development Authority
Kaiser Hospital Asset Management: Series 2002 E, 4.000% 11/01/36 (05/02/11) (a)(b)	15,830,000	16,365,371
Series 2009 A, 5.000% 04/01/13	10,250,000	11,066,412
CO Health Facilities Authority
Catholic Health Initiatives: Series 2008 C-6, 3.950% 09/01/36 (11/10/10) (a)(b)	6,620,000	6,731,812
Series 2008 D, 5.250% 10/01/38 (11/12/13) (a)(b)	2,500,000	2,751,275
Series 2009 B, 5.000% 07/01/39 (11/08/12) (a)(b)	2,250,000	2,427,998
FL Orange County Health Facilities Authority
Orlando Health, Inc., Series 2009, 5.000% 10/01/14	2,000,000	2,165,020
IA Finance Authority
Central Health System, Series 2009 F, 5.000% 08/15/39 (08/15/12) (a)(b)	5,100,000	5,444,403
IL Finance Authority
Advocate Healthcare Network, Series 2008 A3, 3.875% 11/01/30 (05/01/12) (a)(b)	2,250,000	2,302,718
Northwestern Memorial Hospital, Series 2009 A: 5.000% 08/15/11	2,450,000	2,569,290
5.000% 08/15/12	5,130,000	5,525,626
5.000% 08/15/13	3,500,000	3,829,875
IN Health Facility Financing Authority
Ascension Health, Series 2001 A2, 3.750% 11/15/36 (02/01/12) (a)(b)	9,675,000	10,160,491

	Par ($)	Value ($)
KY Economic Development Finance Authority
Catholic Health Initiatives, Series 2009 B, 5.000% 05/01/39 (11/08/12) (a)(b)	2,000,000	2,206,060
MA Health & Educational Facilities Authority
Caregroup, Inc., Series 2008 E-2, 5.000% 07/01/12	2,500,000	2,639,750
MA Industrial Finance Agency
Massachusetts Biomedical Research Corp., Series 1989 A-2, (c) 08/01/10	5,750,000	5,737,925
MD Health & Higher Educational Facilities Authority
Johns Hopkins Hospital, Series 2008, 5.000% 05/15/42 (11/15/11) (a)(b)	4,450,000	4,711,393
MI Kent Hospital Financial Authority
Spectrum Health, Series 2008 A, 5.000% 01/15/47 (01/15/12) (a)(b)	1,300,000	1,366,040
MI Hospital Finance Authority
Series 2010, 5.000% 11/15/15	2,000,000	2,224,060
NV Reno Hospital
Renown Regional Medical Center Project, Series 2007 A: 5.000% 06/01/11	650,000	669,962
5.000% 06/01/12	815,000	855,008
5.000% 06/01/13	500,000	526,570
OK Development Finance Authority
Integris Baptist Medical Center, Series 2008 B, 5.000% 08/15/11	4,590,000	4,862,049
PA Allegheny County Hospital Development Authority
University of Pittsburgh Medical Center, Series 2008 A, 5.000% 09/01/11	9,450,000	9,994,981

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
PA Higher Educational Facilities Authority
University of Pittsburgh Medical Center, Series 2010 E, 5.000% 05/15/15	4,250,000	4,686,730
PA Washington County Hospital Authority
Washington Hospital, Series 2007 A, LOC: Wachovia Bank N.A. 1.250% 07/01/37 (07/01/10) (a)(b)	4,200,000	4,202,688
TX Harris County Cultural Education Facilities Finance Corp.
Methodist Hospital, Series 2009 B1, 5.000% 12/01/28 (06/01/12) (a)(b)	10,000,000	10,650,300
TX Lubbock Health Facilities Development Corp.
Series 2008 A, 3.050% 07/01/30 (10/16/12) (a)(b)	5,000,000	5,064,300
TX Tarrant County Cultural Education Facilities Finance Corp.
Scott & White Memorial Hospital, Series 2008, 5.000% 08/15/11	1,275,000	1,340,650
UT Riverton
IHC Health Services, Inc, Series 2009, 5.000% 08/15/13	1,400,000	1,547,126
Hospitals Total		175,380,653
Health Care Total		175,380,653
Housing – 1.6%
Multi-Family – 0.8%
GA Clayton County Housing Authority
GCC Ventures LLC, Series 2001, LIQ FAQ: FNMA 4.350% 12/01/31 (12/01/11) (a)(b)	3,025,000	3,119,229

	Par ($)	Value ($)
MA Housing Finance Agency
Series 2004 A, AMT, Insured: AGMC 4.250% 07/01/10	6,630,000	6,664,608
NY New York City Housing Development Corp.
Series 2009 C2, 5.000% 11/01/11	10,000,000	10,370,700
Multi-Family Total		20,154,537
Single-Family – 0.8%
DE Housing Authority
Single-Family Mortgage, Series 2008 B, 4.250% 07/01/33	3,150,000	3,200,558
MA Housing Finance Agency
Series 2009 D, 4.000% 09/01/11	7,250,000	7,500,995
MI Housing Development Authority
Series 2009 C, AMT, 3.150% 12/01/10	3,830,000	3,848,614
VA Housing Development Authority Commonwealth Mortgage
Series 2004 A, AMT, 3.850% 04/01/10	2,400,000	2,400,000
VA Housing Development Authority
Series 2004 A, AMT, 3.900% 10/01/10	2,740,000	2,764,002
Single-Family Total		19,714,169
Housing Total		39,868,706
Industrials – 1.5%
Oil & Gas – 1.5%
CA Pollution Control Financing Authority
BP West Coast Products, LLC, Series 2009, 2.600% 12/01/46 (09/02/14) (a)(b)	5,000,000	5,101,950
GA Public Gas Partners, Inc.
Series 2009: 5.000% 10/01/12	2,300,000	2,482,781
5.000% 10/01/14	3,630,000	3,996,122

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
IN Whiting
BP PLC, Series 2008, 2.800% 06/01/44 (06/02/14) (a)(b)	13,250,000	13,568,000
TX Gulf Coast Waste Disposal Authority
BP Products North America, Series 2007, 2.300% 01/01/42 (09/03/13) (a)(b)	10,000,000	10,247,300
TX Municipal Gas Acquisition & Supply Corp.
Series 2006 A, 5.000% 12/15/10	1,500,000	1,537,455
TX Municipal Gas Acquisition & Supply Corp. Il
Series 2007, 0.572% 09/15/10 (06/15/10) (a)(b)	1,270,000	1,229,677
Oil & Gas Total		38,163,285
Industrials Total		38,163,285
Other – 10.5%
Other – 1.5%
CA Infrastructure & Economic Development Bank
J. Paul Getty Trust: Series 2007 A3, 2.250% 10/01/47 (04/02/12) (a)(b)	5,175,000	5,290,402
Series 2007 A4, 1.650% 10/01/47 (04/01/11) (a)(b)	2,325,000	2,344,995
NY Liberty Development Corp.
Series 2009 A, 0.500% 12/01/49 (01/18/11) (a)(b)	22,000,000	22,015,620
United Nations Development Corp.
Series 2009 A: 4.000% 07/01/12	3,925,000	4,169,096
4.500% 07/01/13	2,200,000	2,399,034
5.000% 07/01/14	2,000,000	2,231,980
Other Total		38,451,127

	Par ($)	Value ($)
Pool/Bond Bank – 0.5%
AK Industrial Development & Export Authority
Series 2010 A, 5.000% 04/01/16	2,500,000	2,777,475
MI Municipal Bond Authority
Series 2003 A, 5.250% 06/01/10	1,900,000	1,912,483
Series 2009 C3, LOC: Scotiabank 2.500% 08/20/10	3,935,000	3,963,096
MT Board of Investments
Series 2004, 0.500% 03/01/29 (03/01/11) (a)(b)	3,500,000	3,497,375
Pool/Bond Bank Total		12,150,429
Recreation – 0.3%
OR Department of Administrative Services
Series 2004 A, Insured: AGMC: 3.000% 04/01/11	2,000,000	2,046,980
5.000% 04/01/11	5,010,000	5,227,384
Recreation Total		7,274,364
Refunded/Escrowed (d) – 8.1%
AL County of Jefferson
Series 2001 A, Pre-refunded 02/01/11, Insured: FGIC 5.500% 02/01/40	19,000,000	19,904,400
CA County of Sacramento
Series 1988 A, AMT, Escrowed to Maturity, 8.000% 07/01/16	12,810,000	16,184,154
CA Economic Recovery
Series 2008 B, Pre-refunded 07/01/11, 5.000% 07/01/23 (07/01/11) (a)(b)	5,650,000	5,961,258
CA State
Series 2004 A: Escrowed to Maturity, Insured: NPFGC 5.000% 07/01/10	7,770,000	7,860,598
Pre-refunded 07/01/14, 5.000% 07/01/15	1,170,000	1,339,007

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CO E-470 Public Highway Authority
Series 2000, Pre-refunded 09/01/10, (c) 09/01/35	27,000,000	4,108,320
FL Orlando Urban Community Development District
Series 2001 A, Pre-refunded 05/01/11, 6.950% 05/01/33	7,850,000	8,347,690
IL Chicago Water Revenue
Series 2000, Pre-refunded 11/01/10, 5.875% 11/01/30	4,000,000	4,170,040
IL Chicago
Series 2001, Pre-refunded 01/01/11, Insured: FGIC 5.500% 01/01/31	2,000,000	2,076,300
IL Health Facilities Authority
Riverside Health Systems, Series 2000, Pre-refunded 11/15/10, 6.850% 11/15/29	4,000,000	4,199,160
IL State
Series 2002, Pre-refunded 10/01/12, Insured: NPFGC 5.250% 10/01/14	5,000,000	5,516,850
LA State
Series 2000 A, Pre-refunded 11/15/10, Insured: FGIC 5.250% 11/15/17	5,005,000	5,158,854
MA Water Resources Authority
Series 2000 A, Pre-refunded 08/01/10, Insured: FGIC 5.750% 08/01/39	5,750,000	5,910,540
MI State
Series 2001 A, Pre-refunded 11/01/11, Insured: AGMC 5.500% 11/01/13	7,345,000	7,868,919

	Par ($)	Value ($)
MN Dakota & Washington Counties Housing & Redevelopment Authority
Series 1988 AMT, Escrowed to Maturity, Insured: GNMA 7.950% 03/01/13	3,000,000	3,502,830
MO Health & Educational Facilities Authority
SSM Healthcare System, Series 2001 A, Pre-refunded 06/01/11, 5.250% 06/01/28	2,000,000	2,128,540
MS State
Capital Improvements, Series 2002, Pre-refunded 11/01/12, Insured: FGIC 5.250% 11/01/13	7,925,000	8,676,448
NJ Tobacco Settlement Financing Corp.
Series 2002, Pre-refunded 12/01/12, 6.125% 06/01/42	6,425,000	7,127,445
OH County of Hamilton
Series 2000 B, Pre-refunded 12/01/10, 5.250% 12/01/32	8,845,000	9,132,109
PA Philadelphia
Series 2001, Pre-refunded 03/15/11, Insured: AGMC 5.000% 09/15/31	8,000,000	8,345,520
PA State
Series 2001, Pre-refunded 01/15/11, 5.000% 01/15/12	12,500,000	13,072,625
SC Greenville County School District
Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/16	5,475,000	6,213,687
TX Wichita Falls
Series 2001, Pre-refunded 08/01/11, 5.375% 08/01/20	1,500,000	1,593,720

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
TX County of Bexar
Series 2000, Pre-refunded 08/15/10, Insured: NPFGC 5.750% 08/15/22	9,915,000	10,110,524
TX Turnpike Authority
Series 1996, Escrowed to Maturity, Insured: AMBAC (c) 01/01/11	2,500,000	2,489,900
VA Southeastern Public Services Authority
Series 1993 A, Escrowed to Maturity, Insured: NPFGC 5.250% 07/01/10	3,000,000	3,036,840
WI Badger Tobacco Asset Securitization Corp.
Series 2002, Pre-refunded to Various Dates, 6.125% 06/01/27	11,690,000	12,547,929
Series 2002, Pre-refunded 06/01/12, 6.000% 06/01/17	20,000,000	22,087,600
Refunded/Escrowed Total		208,671,807
Tobacco – 0.1%
NJ Tobacco Settlement Financing Corporation
Series 2007 1-A, 4.125% 06/01/10	2,000,000	2,004,300
Tobacco Total		2,004,300
Other Total		268,552,027
Other Revenue – 0.3%
Recreation – 0.3%
FL Board of Education
Series 2006 A, Insured: AMBAC 5.000% 07/01/12	6,150,000	6,657,867
Recreation Total		6,657,867
Other Revenue Total		6,657,867

	Par ($)	Value ($)
Resource Recovery – 1.2%
Disposal – 0.2%
CA Statewide Communities Development Authority
Republic Services, Inc., Series 2003 A, AMT, 4.950% 12/01/12	3,000,000	3,158,100
NY Babylon Industrial Development Agency
Covanta Energy Corp., Series 2009 A: 5.000% 01/01/13	1,500,000	1,617,690
5.000% 01/01/14	2,000,000	2,174,100
Disposal Total		6,949,890
Resource Recovery – 1.0%
FL County of Hillsborough
Series 2006 A, AMT, Insured: AMBAC 5.000% 09/01/14	3,025,000	3,243,677
FL County of Lee
Series 2001, AMT, Insured: NPFGC 5.625% 10/01/12	5,285,000	5,560,824
FL Tampa Solid Waste System
Series 1999 B, AMT, Insured: AMBAC 5.250% 10/01/15	5,000,000	5,041,700
MD Northeast Waste Disposal Authority
Series 2003, AMT, Insured: AMBAC 5.500% 04/01/11	8,425,000	8,761,916
MS Business Finance Corp.
Waste Management, Inc., Series 2002, AMT, 4.400% 03/01/27 (03/01/11) (a)(b)	2,375,000	2,408,678
Resource Recovery Total		25,016,795
Resource Recovery Total		31,966,685
Tax-Backed – 39.3%
Local Appropriated – 0.8%
FL Palm Beach County School Board
Series 2002 E, Insured: AMBAC 5.250% 08/01/12	7,625,000	8,201,679

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
IL Chicago Public Building Commission
Series 1999 B, Insured: NPFGC 5.250% 12/01/15	3,165,000	3,552,364
NY Dormitory Authority
Series 2008, 5.000% 01/15/14	6,300,000	6,924,204
OK Tulsa County Industrial Authority
Series 2009: 4.000% 09/01/13	1,000,000	1,082,710
5.500% 09/01/14	1,280,000	1,477,184
Local Appropriated Total		21,238,141
Local General Obligations – 11.1%
AK Anchorage
Series 2010, 1.000% 12/29/10	12,600,000	12,658,716
AK North Slope Borough
Series 2000 B, Insured: NPFGC (c) 06/30/11	16,050,000	15,792,397
Series 2008 A, 4.000% 06/30/10	3,695,000	3,728,366
CA Los Angeles
Series 2009 A, 2.500% 09/01/11	8,250,000	8,452,207
CA Long Beach Community College District
Series 2010 A, 9.850% 01/15/13	13,875,000	16,521,517
CA Long Beach Unified School District
Series 2009 A: 4.000% 08/01/10	2,710,000	2,741,355
4.000% 08/01/11	2,150,000	2,240,773
5.000% 08/01/11	1,650,000	1,741,509
CA Los Angeles Unified School District
Series 2007, 5.000% 07/01/10	5,015,000	5,069,112
Series 2009, 3.000% 07/01/11	14,905,000	15,283,587

	Par ($)	Value ($)
FL Miami Dade County School District
Series 1996, Insured: NPFGC 5.000% 07/15/11	5,895,000	6,191,460
GA Lowndes County School District
Series 2007, 5.000% 02/01/11	2,700,000	2,803,059
GA Richmond County Board of Education
Series 2007, 5.000% 10/01/10	2,000,000	2,047,240
GA Whitfield County School District
Series 2009, 5.000% 04/01/11	3,250,000	3,393,683
HI City & County of Honolulu
Series 1993 B, 8.000% 10/01/10	7,140,000	7,411,891
IL Chicago Board of Education
Series 1999 A, Insured: FGIC (c) 12/01/11	4,500,000	4,369,050
IL County of Cook
Series 2009 C, 5.000% 11/15/12	4,000,000	4,371,920
Series 2009 D, 5.000% 11/15/14	3,000,000	3,367,890
KS Spring Hill
Series 2009 C, 2.000% 09/01/11	5,475,000	5,489,947
KS Topeka
Series 2009 B, 4.000% 08/15/11	5,700,000	5,959,692
KS Sedgwick County Unified School District No. 259
Series 2001, Insured: AGMC 5.500% 09/01/11	5,100,000	5,454,909
MA Cambridge
Series 2009, 2.000% 03/15/11	2,715,000	2,756,214
MA Plymouth
Series 2009, 3.000% 05/15/11	3,195,000	3,285,419

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
MD County of Prince Georges
Series 2006, 5.000% 09/15/10	4,900,000	5,006,183
MI Kent County Refuse Disposal Systems
Series 2006 A, 5.000% 11/01/10	7,605,000	7,814,366
MO St. Louis County Rockwood School District No. R-6
Series 2001, 5.250% 02/01/11	3,500,000	3,643,255
NJ Jersey City
Series 2002 B, Insured: AMBAC 5.000% 03/01/11	4,195,000	4,349,963
NM Albuquerque Municipal School District No. 12
Series 2008, 4.000% 08/01/10	6,300,000	6,378,561
NM Central Community College
Series 2009, 3.000% 08/15/11	5,525,000	5,707,933
NM Albuquerque
Series 2009 A, 3.000% 07/01/11	6,085,000	6,273,513
NM Santa Fe Public School District
Series 2009, 2.500% 08/01/11	7,000,000	7,180,110
NV Clark County School District
Series 2003 D, Insured: NPFGC 5.250% 06/15/10	4,000,000	4,039,280
NY County of Suffolk
Series 2009, 1.000% 08/12/10	12,000,000	12,031,800
NY New York City
Series 2007 E, 5.000% 08/01/10	7,045,000	7,153,563
Series 2009 E, 5.000% 08/01/15	3,500,000	3,950,660
SC Spartanburg County School District No. 5
Series 2009, 5.000% 05/01/11	6,220,000	6,517,689

	Par ($)	Value ($)
TN County of Rutherford
Series 2009, 4.000% 04/01/12	10,000,000	10,582,300
TN Sevier County Public Building Authority
Series 2009, 4.000% 06/01/11	7,500,000	7,758,300
TN Shelby County
Public Improvement, Series 2001 A, 5.000% 04/01/11	6,250,000	6,537,313
TX Denver City Independent School District
Series 2009, 2.500% 02/15/11	3,785,000	3,849,118
TX Montgomery County
Series 2006 B, Insured: AGMC SPA: DEPFA Bank PLC 5.000% 03/01/29 (09/01/10) (a)(b)	2,500,000	2,539,925
TX Plano Independent School District
Series 2002, 5.000% 02/15/12	3,335,000	3,593,329
Series 2004, 5.000% 02/15/12	7,000,000	7,542,220
VA Newport News
Series 2009 B, 3.250% 09/01/11	6,095,000	6,325,025
WA Seattle
Series 2009, 4.000% 05/01/11	8,655,000	8,986,400
WI Milwaukee
Series 2001 T, 5.250% 09/01/11	5,575,000	5,940,051
Local General Obligations Total		284,832,770
Special Non-Property Tax – 7.0%
AR Fayetteville
Series 2005 B, Insured: NPFGC 4.000% 12/01/11	6,830,000	7,198,069
CA State
Series 2004 A: 5.000% 07/01/15	1,690,000	1,862,160
Insured: NPFGC 5.000% 07/01/10	1,675,000	1,692,973

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2009 B, 5.000% 07/01/23 (07/01/14) (a)(b)	14,500,000	16,044,975
CT State
Series 1991 B, 6.500% 10/01/10	3,905,000	4,024,454
Series 2001 B, 5.375% 10/01/14	15,780,000	16,822,427
FL Citizens Property Insurance Corp.
Series 2007 A, Insured: NPFGC 5.000% 03/01/13	15,000,000	15,816,450
Series 2010, 1.990% 06/01/13 (a)(e)	10,000,000	9,953,700
FL Department of Environmental Protection
Series 2008 A, 5.000% 07/01/11	4,865,000	5,125,861
FL Hurricane Catastrophe Fund
Series 2006 A, 5.000% 07/01/10	18,450,000	18,664,020
FL Pasco County School District Sales Tax Revenue
Series 2007, Insured: AGMC 5.000% 10/01/10	4,500,000	4,601,565
IL Metropolitan Pier & Exposition Authority
Series 1996 A, Insured: NPFGC (c) 12/15/11	6,500,000	6,296,355
IL Regional Transportation Authority
Series 1999, 5.750% 06/01/11	8,125,000	8,578,294
MA School Building Authority
Series 2005 A, Insured: AGMC 5.000% 08/15/12	6,100,000	6,671,265
ND Fargo Sales Tax
Series 2009 D, 3.000% 11/01/11	5,040,000	5,215,543
NM State
Series 2006 A, 4.000% 07/01/13	3,000,000	3,099,300
Series 2009 A, 5.000% 07/01/14	7,895,000	8,976,062

	Par ($)	Value ($)
NY Local Government Assistance Corp.
Series 2001 A-1, 5.000% 04/01/11	9,300,000	9,726,498
NY New York City Transitional Finance Authority
Series 2002, 5.000% 11/01/12	3,500,000	3,851,015
Series 2009 A, 5.000% 11/01/11	4,830,000	5,157,957
Series 2009 C1, 5.000% 08/01/14	6,795,000	7,718,916
RI Convention Center Authority
Series 2003 A, Insured: AGMC 5.000% 05/15/16	5,610,000	6,062,783
Virgin Islands Public Finance Authority
Series 2009 B: 5.000% 10/01/11	2,500,000	2,604,625
5.000% 10/01/12	4,145,000	4,384,291
Special Non-Property Tax Total		180,149,558
State Appropriated – 7.2%
AL Public School & College Authority
Series 2009 A, 5.000% 05/01/14	9,000,000	10,122,750
AZ School Facilities Board
Series 2005 A-1, 5.000% 09/01/14	10,000,000	11,049,200
Series 2008, 5.500% 09/01/13	8,000,000	8,924,880
AZ State
Series 2010 A, Insured: AGMC 5.000% 10/01/15	5,000,000	5,555,750
CA Public Works Board
Series 2010 A-1: 5.000% 03/01/15 (e)	3,000,000	3,206,460
5.000% 03/01/16 (e)	1,325,000	1,395,371
CA Statewide Communities Development Authority
Series 2009, 5.000% 06/15/13	18,200,000	19,525,142

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
KS Development Finance Authority
Series 2004 F, Insured: AMBAC 5.250% 10/01/11	2,250,000	2,390,107
KY Property & Buildings Commission
Series 2008, 5.000% 11/01/10	4,560,000	4,679,974
KY Turnpike Authority
Series 2004 A, Insured: FGIC 5.000% 07/01/10	5,000,000	5,058,400
LA Facilities Authority Revenue
Hurricane Recovery Program, Series 2007, Insured: AMBAC 5.000% 06/01/11	3,000,000	3,129,690
LA Local Government Environmental Facilities & Community Development Authority
Series 2009 A, 4.000% 10/01/14	1,545,000	1,645,765
MI Building Authority
Series 2005 I, Insured: AMBAC 5.000% 10/15/29 (10/15/11) (a)(b)	12,000,000	12,662,520
NJ Economic Development Authority
Series 2008 W, 5.000% 09/01/11	4,705,000	4,968,339
NY Dormitory Authority
Mental Health Services Facilities: Series 2008 E, 5.000% 02/15/11	2,170,000	2,252,503
Series 2009, 5.000% 02/15/13	13,505,000	14,788,380
Series 2002 B, Insured: FGIC 5.250% 11/15/29 (05/15/12) (a)(b)	10,000,000	10,777,200
Series 2004, Insured: NPFGC 5.000% 07/01/14	3,660,000	4,081,376

	Par ($)	Value ($)
NY Thruway Authority Service Contract
Local Highway & Bridge, Series 2002, 5.500% 04/01/11	3,000,000	3,143,550
NY Thruway Authority
Series 2008, 5.000% 04/01/12	5,245,000	5,633,392
NY Triborough Bridge & Tunnel Authority
Series 1990, Insured: NPFGC 6.000% 01/01/11	5,000,000	5,207,900
NY Urban Development Corp.
Series 2002 A, 5.500% 01/01/17 (01/01/11) (a)(b)	11,885,000	12,305,372
OH Major New State Infrastructure
Series 2008-1, 5.000% 06/15/12	2,200,000	2,386,362
OH Building Authority
Series 2003 A, Insured: AGMC 5.000% 04/01/15	2,080,000	2,262,728
OR Department of Administrative Services
Series 2002 B: Insured: AGMC 5.250% 05/01/15	6,020,000	6,391,013
Insured: NPFGC 5.250% 05/01/16	6,085,000	6,434,462
Series 2009 A, 5.000% 05/01/14	3,125,000	3,521,406
VA Public Building Authority
Series 2008, 5.000% 08/01/11	9,000,000	9,530,010
State Appropriated Total		183,030,002
State General Obligations – 13.2%
AK State
Series 2003 A, Insured: AGMC 5.000% 08/01/14	14,000,000	15,560,440
CA State
Series 2004: 5.000% 04/01/11	1,850,000	1,928,181
5.000% 12/01/15	2,200,000	2,354,198

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2006, 5.000% 03/01/14	4,000,000	4,381,000
CT Housing Finance Authority
Series 2008 D, 4.750% 05/15/18	7,000,000	7,293,720
CT State
Series 2004 C, Insured: FGIC 5.000% 04/01/11	5,000,000	5,227,250
Series 2007, 5.000% 03/15/11	3,600,000	3,756,816
Series 2009 B, 4.000% 06/01/11	21,000,000	21,865,200
DC District Columbia
Series 2007 C, 4.000% 06/01/10	4,025,000	4,049,593
DE State
Series 2009, 3.500% 01/01/11	9,450,000	9,672,736
FL Board of Education
Series 2003 I, 5.000% 06/01/10	9,420,000	9,494,418
Series 2005 A, 5.000% 06/01/11	4,090,000	4,299,122
Series 2009 D, 5.000% 06/01/14	16,460,000	18,647,699
GA State
Series 1994 D, 6.800% 08/01/11	3,000,000	3,244,590
Series 1995 B, 6.800% 03/01/11	11,000,000	11,629,750
IL State
Series 2002, Insured: NPFGC 5.500% 08/01/16	6,700,000	7,251,477
Series 2009, 3.000% 04/01/11	6,000,000	6,124,920
Series 2010: 5.000% 01/01/16	10,000,000	10,921,600
Insured: AGMC 5.000% 01/01/16	4,250,000	4,658,043
LA State
Series 2005 A, Insured: NPFGC 5.000% 08/01/12	10,000,000	10,874,300
Series 2009 B, 3.000% 04/15/11	19,675,000	20,174,745

	Par ($)	Value ($)
MA State
Series 2009 B, 2.500% 05/27/10	14,925,000	14,973,185
Series 2009 C, 2.500% 06/24/10	15,375,000	15,453,566
Series 2010 A: 0.670% 02/01/13 (04/01/10) (a)(b)	14,500,000	14,500,000
0.820% 02/01/14 (04/01/10) (a)(b)	2,500,000	2,508,750
MD State
Series 2004, 5.000% 02/01/11	4,750,000	4,932,637
MI State
Series 2008 A, 5.000% 05/01/12	3,670,000	3,939,048
NC State
Series 2007 A, 5.000% 03/01/11	7,500,000	7,816,350
NJ State
Series 1992 D, 6.000% 02/15/11	7,770,000	8,136,355
OH State
Series 2009 C, 5.000% 09/15/14	20,000,000	22,744,800
PA State
Series 2002, Insured: AGMC 5.000% 05/01/10	10,000,000	10,039,400
TX State
Series 2000, AMT, 5.750% 08/01/13	7,325,000	7,410,263
Series 2008, 5.000% 10/01/10	4,275,000	4,375,976
Series 2009, 2.500% 08/31/10	30,000,000	30,269,700
UT State
Series 2009 C, 5.000% 07/01/14	2,500,000	2,855,575
WV State
Series 2005, Insured: FGIC 5.000% 06/01/11	5,700,000	5,996,799
State General Obligations Total		339,362,202
Tax-Backed Total		1,008,612,673

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Transportation – 8.5%
Airports – 3.8%
AZ Phoenix Civic Improvement Corp.
Series 2002 B, AMT, Insured: NPFGC 5.750% 07/01/17	6,000,000	6,220,740
Series 2005 B, Insured: NPFGC 5.000% 07/01/11	4,500,000	4,744,440
Series 2008 D, AMT, 5.250% 07/01/11	2,600,000	2,727,582
CO Denver City & County Airport
Series 2008 A1, AMT, 5.000% 11/15/11	5,000,000	5,307,850
DC Metropolitan Washington Airports Authority
Series 2007 B, AMT, Insured: AMBAC: 5.000% 10/01/10	7,000,000	7,142,310
5.000% 10/01/11	5,000,000	5,261,600
FL Broward County Airport Systems Revenue
Series 1998 G, AMT, Insured: AMBAC 4.500% 10/01/11	3,300,000	3,324,651
FL County of Miami-Dade
Series 2007 C, AMT, Insured: AGMC 5.000% 10/01/13	3,500,000	3,759,000
FL Greater Orlando Aviation Authority
Series 2008 A, AMT, Insured: AGMC 5.000% 10/01/10	5,625,000	5,745,038
FL Miami-Dade County Aviation
Miami International Airport, Series 2007 D, Insured: AGMC 5.000% 10/01/10	1,745,000	1,783,791
GA Atlanta
Series 2003 D, AMT, Insured: NPFGC 5.250% 01/01/15	5,000,000	5,243,750
HI State
Series 2010, AMT, 5.000% 07/01/15 (e)	7,000,000	7,558,810

	Par ($)	Value ($)
KY Louisville Kentucky Regional Airport Authority
Series 2008 A, AMT, Insured: AGMC 5.000% 07/01/12	2,935,000	3,125,071
MN Minneapolis - St. Paul Metropolitan Airports Commission
Series 2008 A, AMT, 5.000% 01/01/11	1,805,000	1,856,713
Series 2009 B, AMT, 5.000% 01/01/14	2,055,000	2,206,454
NV Clark County Airport
Series 2006 A, Insured: AMBAC 5.000% 07/01/10	6,750,000	6,815,340
PA Philadelphia Industrial Development Authority
Series 1998 A, AMT, Insured: FGIC 5.250% 07/01/12	5,000,000	5,037,100
TN Memphis-Shelby County Airport Authority
Series 2010 AMT: 4.000% 07/01/15	2,060,000	2,108,513
5.000% 07/01/16	1,000,000	1,055,320
TX Houston
Series 2002, Insured: AGMC 5.500% 07/01/13	6,330,000	6,836,716
TX Dallas-Fort Worth International Airport Facilities Improvement Corp.
Series 2009, 5.000% 11/01/14	3,000,000	3,349,830
WA Port of Seattle
Series 2007 B, Insured: AMBAC 5.000% 10/01/11	5,580,000	5,879,646
Airports Total		97,090,265
Ports – 0.9%
CA Port of Oakland
Series 2007 A, AMT, Insured: NPFGC 5.000% 11/01/13	5,610,000	5,999,222
NY Port Authority of New York & New Jersey
Series 2002, AMT, 5.500% 12/15/16	3,630,000	3,820,575

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2003, AMT, 5.000% 12/15/16	10,000,000	10,560,400
TX Port of Houston Authority
Series 2001 B, AMT, Insured: NPFGC 5.500% 10/01/13	2,515,000	2,628,628
Ports Total		23,008,825
Toll Facilities – 2.0%
NY Thruway Authority
Series 2009, 4.000% 07/15/11	17,000,000	17,746,470
NY Triborough Bridge & Tunnel Authority
Series 2002, 5.250% 11/15/16	10,000,000	10,972,700
PA Turnpike Commission
Series 2009 C: 0.810% 12/01/11 (04/01/10) (a)(b)	6,500,000	6,500,000
0.910% 12/01/12 (04/01/10) (a)(b)	10,000,000	10,000,000
TX Harris County
Series 2002, Insured: AGMC 5.375% 08/15/11	5,150,000	5,485,986
TX North Texas Tollway Authority
Series 2009 A, 5.000% 01/01/13	1,300,000	1,381,172
Toll Facilities Total		52,086,328
Transportation – 1.8%
DE Transportation Authority Motor Fuel Tax
Series 2008 A, 5.000% 07/01/11	3,385,000	3,574,120
IL Chicago Transit Authority
Series 2006 A, 5.000% 06/01/12	3,650,000	3,894,513
Series 2006, Insured: AMBAC 4.000% 06/01/10	6,075,000	6,103,431
KS Department of Transportation
Series 2003 A, 5.000% 09/01/12	8,000,000	8,779,440

	Par ($)	Value ($)
NM Finance Authority
Series 2009, 5.000% 06/15/11	2,000,000	2,106,480
NY Metropolitan Transportation Authority
Series 2005 H, 5.250% 11/15/10	6,000,000	6,165,780
Series 2008, 5.000% 11/15/16 (11/15/11) (a)(b)	7,350,000	7,854,504
TX Transportation Commission
Series 2006 A, 5.000% 04/01/12	3,000,000	3,242,940
Series 2006, 5.000% 04/01/10	5,500,000	5,500,000
Transportation Total		47,221,208
Transportation Total		219,406,626
Utilities – 9.5%
Investor Owned – 2.3%
AL Mobile Industrial Development Board
Alabama Power Co., Series 2007 A, 4.750% 06/01/34 (03/19/12) (a)(b)	2,000,000	2,094,980
CA Infrastructure & Economic Development Bank
Pacific Gas & Electric Series 2010 E, 1.000% 11/01/26 (4/02/12) (a)(e)	6,000,000	5,996,520
CT Development Authority
Connecticut Light & Power Co., Series 1996 A, AMT, 1.400% 05/01/31 (04/01/11) (a)(b)(e)	5,000,000	5,000,000
GA Burke County Development Authority
Georgia Power Co: Series 1994, 3.750% 10/01/32 (01/12/12) (a)(b)	16,025,000	16,678,660
Series 1995, 4.375% 10/01/32 (04/01/10) (a)(b)	2,760,000	2,760,000

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
GA Monroe County Development Authority
Georgia Power Co., Series 2008, 0.800% 11/01/48 (01/07/11) (a)(b)	2,400,000	2,404,128
LA Public Facilities Authority
Cleco Power LLC, Series 2008, 7.000% 12/01/38 (12/01/11) (a)(b)	4,000,000	4,271,040
MI Strategic Fund
The Detroit Edison Co., Series 2009, 3.050% 08/01/24 (12/03/12) (a)(b)	5,000,000	5,087,450
NH Business Finance Authority
United Illuminating Co.: Series 2009 A, 6.875% 12/01/29 (02/01/12) (a)(b)	2,000,000	2,136,660
Series 2009, 7.125% 07/01/27 (02/01/12) (a)(b)	4,000,000	4,238,000
VA Louisa Industrial Development Authority
Virginia Electric & Power Co., Series 1997 A, AMT, 1.375% 04/01/22 (e)	3,500,000	3,500,000
VA York County Economic Development Authority
Virginia Electric & Power Co., Series 2009 A, 4.050% 05/01/33 (05/01/14) (a)(b)	3,500,000	3,682,000
Investor Owned Total		57,849,438
Joint Power Authority – 3.3%
CA Northern California Power Agency
Series 2010 A, 4.000% 07/01/15 (e)	1,355,000	1,454,796
GA Municipal Electric Authority
Series 1998 Y, Insured: AGMC 6.500% 01/01/17	6,300,000	7,378,161
Series 2008 A, 5.000% 01/01/12	2,000,000	2,126,860

	Par ($)	Value ($)
OK Grand River Dam Authority
Series 1995, Insured: AMBAC 6.250% 06/01/11	13,595,000	14,412,331
SC Public Service Authority
Series 2009 E, 5.000% 01/01/14	1,500,000	1,677,900
TX Lower Colorado River Authority
Series 2010: 5.000% 05/15/15	1,100,000	1,244,925
5.000% 05/15/14	2,230,000	2,500,075
UT Intermountain Power Agency
Series 2008 A, 5.250% 07/01/11	7,000,000	7,400,680
Series 2009 A, 5.000% 07/01/13	10,000,000	11,067,300
WA Energy Northwest Washington Electric Revenue
Refunding Project No. 1A, Series 2002,
Insured: NPFGC 5.500% 07/01/15	5,000,000	5,440,750
WA Energy Northwest
Series 1992 A, 6.300% 07/01/12	9,000,000	10,020,600
Series 2001 A, Insured: AGMC 5.500% 07/01/16	10,000,000	10,636,700
Series 2001, 5.500% 07/01/17	8,800,000	9,351,144
Joint Power Authority Total		84,712,222
Municipal Electric – 2.1%
CA Department of Water Resources
Series 2002 A: 6.000% 05/01/14	8,250,000	9,101,895
Insured: AMBAC 5.500% 05/01/14	7,035,000	7,683,345
FL Kissimmee Utility Authority
Series 2001 B, Insured: AMBAC 5.000% 10/01/14	7,195,000	7,601,374
FL Lakeland Energy System
Series 2009, 1.040% 10/01/12 (04/01/10) (a)(b)	13,475,000	13,572,694

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
NE Lincoln
Series 2002, 5.000% 09/01/14	5,000,000	5,420,700
NY Long Island Power Authority
Series 2003 B, 5.250% 06/01/13	4,250,000	4,728,295
WA Seattle Municipal Light & Power
Series 2004, 5.000% 08/01/15	6,000,000	6,671,160
Municipal Electric Total		54,779,463
Water & Sewer – 1.8%
CA Los Angeles
Series 2009 A, 5.000% 06/01/12	6,040,000	6,560,285
FL Orlando Utilities Commission Water & Electric
Series 2008, 3.500% 10/01/25 (10/01/12) (a)(b)	8,000,000	8,330,000
FL Reedy Creek Improvement District Utilities
Series 2004 2, 5.250% 10/01/10	3,000,000	3,062,250
Series 2005 2, Insured: AMBAC 5.000% 10/01/10	2,500,000	2,548,750
IL Chicago Wastewater Transmission
Series 1993, Insured: FGIC 5.375% 01/01/13	2,965,000	3,135,132
NM Albuquerque Bernalillo County Water Utility Authority
Series 2009 A1, 5.000% 07/01/13	2,000,000	2,228,600
TX Dallas Waterworks & Sewer Systems Revenue
Series 2007, Insured: AMBAC 5.000% 10/01/12	5,000,000	5,497,800
TX Houston Water & Sewer System
Series 1991 C, Insured: AMBAC (c) 12/01/11	5,000,000	4,899,650

	Par ($)	Value ($)
TX Titus County Fresh Water Supply District
Southwestern Electric Power Co., Series 2008, 4.500% 07/01/11	1,000,000	1,031,190
TX Trinity River Wastewater Authority
Series 2008, 5.000% 08/01/10	6,150,000	6,246,063
WA King County Sewer Revenue
Series 2002 B, Insured: AGMC 5.500% 01/01/14	2,000,000	2,146,640
Water & Sewer Total		45,686,360
Utilities Total		243,027,483
Total Municipal Bonds (cost of $2,070,158,064)		2,105,326,247
Investment Company – 0.3%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%) (f)(g)	8,152,375	8,152,375
Total Investment Company (cost of $8,152,375)		8,152,375
Short-Term Obligations – 15.8%
	Par ($)
Variable Rate Demand Notes (h) – 15.8%
AK International Airports System
Series 2001 R, AMT, Insured: AMBAC, LIQ FAC: Citibank N.A. 0.350% 10/01/14 (04/01/10) (b)	7,205,000	7,205,000
AL University of Alabama
Series 2008 B, LOC: Regions Bank 0.600% 09/01/31 (04/01/10) (b)	16,000,000	16,000,000
CA State
Series 2008, LOC: Dexia Credit Local 0.390% 08/01/27 (04/01/10) (b)	21,320,000	21,320,000

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Short-Term Obligations (continued)
	Par ($)	Value ($)
CO Aurora Hospital Revenue
Children's Hospital Association, Series 2008 B, LOC: Allied Irish Bank PLC 0.450% 12/01/36 (04/01/10) (b)	9,300,000	9,300,000
FL Greater Orlando Aviation Authority
LOC: Dexia Credit Local 0.350% 10/01/18 (04/01/10) (b)	13,365,000	13,365,000
FL State Board of Education
Series 2003, Insured: NPFGC, LIQ FAC: Societe Generale 0.350% 06/01/32 (04/07/10) (b)(i)	3,590,000	3,590,000
GA Atlanta
Series 2008, Insured: AGMC, LIQ FAC: JPMorgan Chase Bank 0.590% 01/01/13 (04/01/10) (b)	7,430,000	7,430,000
IA Finance Authority
Village Court Associates, Series 1985 B, GTY AGMT: E.I. DuPont De Nemours 0.330% 11/01/35 (04/01/10) (b)	15,000,000	15,000,000
MA Water Resources Authority
Series 2008 LOC: Dexia Credit Local Insured: AGMC 0.390% 02/01/32 (04/01/10) (b)	18,445,000	18,445,000
MD Health & Higher Educational Facilities Authority
Woodmont Academy, Inc. Series 2008, LOC: Allied Irish Bank PLC 0.580% 07/01/38 (04/01/10) (b)	11,330,000	11,330,000

	Par ($)	Value ($)
NJ Economic Development Authority
Series 2007, Insured: AMBAC, LIQ FAC: Dexia Credit Local 0.330% 12/15/20 (04/01/10) (b)	10,775,000	10,775,000
NJ Garden State Preservation Trust
Series 2008, LOC: Dexia Credit Local, Insured: AGMC 0.390% 05/01/24 (04/01/10) (b)	31,150,000	31,150,000
NY Clinton County Industrial Development Agency
Champlain Valley Physicians, Series 2006 A, LOC: KeyBank N.A. 0.390% 07/01/17 (04/01/10) (b)	9,695,000	9,695,000
NY Energy Research & Development Authority
Orange & Rockland Utilities, Series 1994, LOC: Wachovia Bank N.A. 0.330% 10/01/14 (04/07/10) (b)	44,450,000	44,450,000
OH Air Quality Development Authority
Columbus Southern Power Co., Series 2009 A, 3.875% 12/01/38 (06/01/14) (b)	3,400,000	3,493,704
Firstenergy Generation, Series 2006 A, LOC: KeyBank N.A. 0.350% 12/01/23 (04/07/10) (b)	1,500,000	1,500,000
OH County of Cuyahoga
Cleveland Hearing & Speech, Series 2008, LOC: KeyBank N.A. 0.450% 06/01/38 (04/01/10) (b)	3,280,000	3,280,000

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Short-Term Obligations (continued)
	Par ($)	Value ($)
OH Student Loan Funding Corp.
Series 1998 A-2, AMT, SPA: Citibank N.A. 0.490% 08/01/10 (04/07/10) (b)(i)	24,100,000	24,100,000
OH Water Development Authority
Series 2008, LIQ FAC: Dexia Credit Local 0.330% 12/01/34 (04/01/10) (b)	8,445,000	8,445,000
PA Allegheny County Industrial Development Authority
Longwood at Oakmont, Inc., Series 2008 A, LOC: Allied Irish Banks PLC 0.400% 07/01/38 (04/01/10) (b)	6,360,000	6,360,000
PA Beaver County Industrial Development Authority
BASF Corp, Series 1997, AMT, 0.440% 09/01/32 (04/07/10) (b)	2,200,000	2,200,000
PA Intergovernmental Cooperative Authority
Series 2008 A, SPA: JPMorgan Chase Bank, Insured: AGMC 0.300% 06/15/22 (04/01/10) (b)	29,620,000	29,620,000
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2008: GTY AGMT: Citibank N.A. 0.460% 04/30/10 (04/01/10) (b)	26,300,000	26,300,000
LOC: Dexia Credit Local Insured: AGMC 0.390% 07/01/26 (04/01/10) (b)	9,800,000	9,800,000
TN Memphis-Shelby County Airport Authority
Series 2008, LOC: Dexia Credit Local 0.350% 03/01/16 (04/01/10) (b)	10,235,000	10,235,000

	Par ($)	Value ($)
TX Brazos River Harbor Navigation District
BASF Corp.: Series 1996, AMT, 0.440% 04/01/31 (04/07/10) (b)	6,600,000	6,600,000
Series 1997, AMT, 0.440% 04/01/32 (04/07/10) (b)	4,000,000	4,000,000
TX Dallas-Fort Worth International Airport Facilities Improvement Corp.
Series 2008, AMT, Insured: AGMC, LIQ FAC: JPMorgan Chase Bank 0.440% 05/01/12 (04/01/10) (b)	6,945,000	6,945,000
TX DeSoto Industrial Development Authority
Caterpillar, Series 2000, 0.330% 12/01/16 (04/01/10) (b)	1,520,000	1,520,000
VT Educational & Health Buildings Financing Agency
Gifford Medical Center, Series 2006 A, LOC: KeyBank N.A. 0.400% 10/01/36 (04/01/10) (b)	1,000,000	1,000,000
WA Chelan County Public Utility District No. 1
Series 2008 B, AMT, SPA: U.S. Bank N.A. 0.310% 07/01/32 (04/07/10) (b)	40,700,000	40,700,000
Variable Rate Demand Notes Total		405,153,704
Total Short-Term Obligations (cost of $405,060,000)		405,153,704
Total Investments – 98.2% (cost of $2,483,370,439) (j)		2,518,632,326
Other Assets & Liabilites, Net – 1.8%		46,469,184
Net Assets – 100.0%		2,565,101,510

See Accompanying Notes to Financial Statements.

Columbia Short Term Municipal Bond Fund

March 31, 2010

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  Zero coupon bond.

(d)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(e)  Security purchased on a delayed delivery basis.

(f)  Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%)	$61,213,000	$1,443,534,569	$1,496,595,194	$151,149	$8,152,375

(g)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(h)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at March 31, 2010.

(i)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid, amounted to $27,690,000, which represents 1.1% of net assets.

(j)  Cost for federal income tax purposes is $2,483,370,439.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$2,105,326,247	$—	$2,105,326,247
Total Investment Company	8,152,375	—	—	8,152,375
Total Short-Term Obligations	—	405,153,704	—	405,153,704
Total Investments	$8,152,375	$2,510,479,951	$—	$2,518,632,326

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	39.3
Other	10.5
Utilities	9.5
Transportation	8.5
Health Care	6.8
Education	2.9
Housing	1.6
Industrials	1.5
Resource Recovery	1.2
Other Revenue	0.3
82.1
Investment Company	0.3
Short-Term Obligations	15.8
Other Assets & Liabilities, Net	1.8
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GTY AGMT	Guaranty Agreement

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia California Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds – 95.8%
	Par ($)	Value ($)
Education – 6.6%
Education – 6.6%
CA Educational Facilities Authority
Pitzer College: Series 2005 A, 5.000% 04/01/25	1,270,000	1,272,222
Series 2009, 5.000% 04/01/19	1,610,000	1,690,919
Pomona College, Series 2009 A, 5.000% 01/01/24	1,175,000	1,306,788
University of Southern California, Series 2009, 5.250% 10/01/24	3,000,000	3,485,160
CA Public Works Board
California State University, Series 2006 A,
Insured: FGIC 5.000% 10/01/16	1,000,000	1,047,990
University of California: Series 2005 C, 5.000% 04/01/16	1,000,000	1,096,260
Series 2005 D, 5.000% 05/01/15	1,000,000	1,116,450
CA State University
Series 2009 A, 5.250% 11/01/22	2,500,000	2,734,375
CA University of California
Series 2009 O, 5.000% 05/15/20	1,000,000	1,127,480
Education Total		14,877,644
Education Total		14,877,644
Health Care – 9.0%
Continuing Care Retirement – 1.5%
CA ABAG Finance Authority for Nonprofit Corporations
Series 2010, Insured: CMI 4.000% 09/01/15	1,500,000	1,530,435
CA Health Facilities Financing Authority
Episcopal Senior Communities, Series 2010 B, 5.100% 02/01/19	1,000,000	998,450

	Par ($)	Value ($)
Nevada Methodist Homes, Series 2006, Insured: CMI 5.000% 07/01/26	1,000,000	941,530
Continuing Care Retirement Total		3,470,415
Hospitals – 7.5%
CA Health Facilities Financing Authority
Catholic Healthcare West: Series 2009 A, 6.000% 07/01/29	1,250,000	1,339,650
Series 2009 E, 5.625% 07/01/25	1,500,000	1,570,890
Children's Hospital Orange County, Series 2009 A, 6.000% 11/01/21	2,000,000	2,111,720
CA Loma Linda
Loma Linda University Medical Center, Series 2005, 5.000% 12/01/18	1,000,000	968,500
CA Municipal Finance Authority
Community Hospitals of Central California, Series 2013, 5.000% 02/01/13	1,150,000	1,187,306
CA Rancho Mirage Joint Powers Financing Authority
Eisenhower Medical Center, Series 1997 B, Insured: NPFGC 4.875% 07/01/22	1,500,000	1,444,275
CA Statewide Communities Development Authority
Adventist Health System West, Series 2005 A, 5.000% 03/01/17	1,000,000	1,034,720
John Muir Health, Series 2006 A, 5.000% 08/15/17	3,000,000	3,115,830
Kaiser Permanente: Series 2004 E, 3.875% 04/01/32 (04/01/10) (a)(b) 2,000,000 2,000,000 Series 2009 A, 5.000% 04/01/19	2,000,000	2,120,420
Hospitals Total		16,893,311
Health Care Total		20,363,726

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 0.4%
Single-Family – 0.4%
CA Department of Veteran Affairs
Series 2006, 4.500% 12/01/23	1,000,000	952,950
Single-Family Total		952,950
Housing Total		952,950
Industrials – 1.1%
Oil & Gas – 1.1%
CA M-S-R Energy Authority
Series 2009, 6.125% 11/01/29	2,000,000	2,065,860
CA Roseville Natural Gas Financing Authority
Series 2007, 5.000% 02/15/11	500,000	512,535
Oil & Gas Total		2,578,395
Industrials Total		2,578,395
Other – 4.4%
Other – 2.5%
CA Infrastructure & Economic Development Bank
California Science Center, Series 2006 B,
Insured: FGIC: 5.000% 05/01/22	1,360,000	1,361,142
5.000% 05/01/23	1,240,000	1,229,026
J. Paul Getty Trust, Series 2007 A-1, 2.500% 10/01/47 (04/01/13) (a)(b)	1,950,000	2,002,943
CA Statewide Communities Development Authority
The California Endowment, Series 2003, 5.000% 07/01/13	1,000,000	1,112,280
Other Total		5,705,391
Refunded/Escrowed (c) – 0.9%
CA Department of Water Resources
Series 2003 Y, Escrowed to Maturity, Insured: FGIC 5.000% 12/01/10	15,000	15,468

	Par ($)	Value ($)
CA Lucia Mar Unified School District
Series 2004 A, Pre-refunded 08/01/14, Insured: FGIC 5.250% 08/01/20	1,230,000	1,422,286
CA Orange County Water District
Series 2003 B, Pre-refunded 08/15/13, Insured: NPFGC 5.375% 08/15/17	650,000	737,243
Refunded/Escrowed Total		2,174,997
Tobacco – 1.0%
CA California County Tobacco Securitization Agency
Series 2006, (d) 06/01/21 (5.250% 12/01/10)	1,000,000	847,500
CA Golden State Tobacco Securitization Corp.
Series 2005 A, Insured: AMBAC 5.000% 06/01/14	1,250,000	1,366,825
Tobacco Total		2,214,325
Other Total		10,094,713
Resource Recovery – 1.6%
Resource Recovery – 1.6%
CA Los Angeles Sanitation Equipment
Series 2005, Insured: FGIC 5.000% 02/01/13	1,000,000	1,099,230
CA Los Angeles Solid Waste
Series 2009 A, 4.000% 02/01/17	2,445,000	2,622,947
Resource Recovery Total		3,722,177
Resource Recovery Total		3,722,177
Tax-Backed – 38.3%
Local Appropriated – 8.9%
CA Anaheim Public Financing Authority
Series 1997 C, Insured: AGMC 6.000% 09/01/11	1,000,000	1,067,800
CA City & County of San Francisco
Series 2009 B, 5.000% 04/01/24	1,495,000	1,532,016

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CA County of Monterey
Series 2009, Insured: AGO 5.000% 08/01/17	1,000,000	1,095,280
CA County of San Diego
Certificates of Participation, Series 2001, Insured: AMBAC 5.000% 11/01/11	1,000,000	1,059,350
CA Kings River Conservation District
Series 2004, 5.000% 05/01/14	3,135,000	3,286,828
CA Los Angeles Community Redevelopment Agency
Series 2005, Insured: AMBAC 5.000% 09/01/15	1,095,000	1,170,194
CA Los Angeles County Capital Asset Leasing Corp.
Series 2002 B, Insured: AMBAC 6.000% 12/01/12	1,000,000	1,102,950
CA Los Angeles Municipal Improvement Corp.
Series 2002 G, Insured: NPFGC 5.250% 09/01/13	1,500,000	1,663,185
CA Oakland Joint Powers Financing Authority
Series 2008 B, Insured: AGO 5.000% 08/01/22	2,000,000	2,072,100
CA Pico Rivera Public Financing Authority
Series 2009, 5.250% 09/01/26	1,085,000	1,122,432
CA Richmond Joint Powers Financing Authority
Series 2009, Insured: AGO 5.000% 08/01/17	1,570,000	1,669,664
CA Sacramento City Financing Authority
Series 2006, Insured: AMBAC 5.250% 12/01/22	1,000,000	1,028,010

	Par ($)	Value ($)
CA San Mateo County Joint Powers Financing Authority
Series 2008 A, 5.000% 07/15/20	435,000	470,157
CA Santa Clara County Financing Authority
Series 2010 N, 5.000% 05/15/17	1,000,000	1,117,980
CA Vista
Series 2007, Insured: NPFGC 4.750% 05/01/21	750,000	757,162
Local Appropriated Total		20,215,108
Local General Obligations – 10.5%
CA Culver City School Facilities Financing Authority
Series 2005, Insured: AGMC 5.500% 08/01/23	1,490,000	1,731,559
CA East Bay Municipal Utility District
Series 2003 F, Insured: AMBAC 5.000% 04/01/15	1,000,000	1,093,140
CA East Side Union High School District
Series 2006, Insured: AGMC 5.250% 09/01/20	1,280,000	1,449,344
CA Foothill-De Anza Community College District
Series 2002, Insured: FGIC 5.000% 08/01/14	975,000	1,046,536
Series 2005, Insured: FGIC 5.250% 08/01/18	1,000,000	1,147,450
CA Long Beach Unified School District
Series 2009 A, 5.250% 08/01/21	1,750,000	1,944,530
CA Los Angeles Unified School District
Series 2006 G, Insured: AMBAC 5.000% 07/01/20	1,000,000	1,059,290
CA Los Angeles
Series 2004 A, Insured: NPFGC 4.000% 09/01/13	1,000,000	1,081,070

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Pasadena Area Community College District
Series 2006 C, Insured: AMBAC (e) 08/01/11	2,000,000	1,980,220
CA Rancho Santiago Community College District
Series 2005, Insured: AGMC 5.250% 09/01/19	1,000,000	1,136,150
CA Rescue Unified School District
Series 2005, Insured: NPFGC (e) 09/01/26	1,100,000	386,980
CA San Mateo County Community College District
Series 2006 A, Insured: NPFGC (e) 09/01/15	1,000,000	848,140
CA San Mateo Foster City School Facilities Financing Authority
Series 2005, Insured: AGMC: 4.000% 08/15/12	1,000,000	1,069,370
5.500% 08/15/19	2,000,000	2,330,920
CA San Ramon Valley Unified School District
Series 2004, Insured: AGMC 5.250% 08/01/16	1,800,000	2,016,072
CA Saugus Union School District
Series 2006, Insured: NPFGC 5.250% 08/01/21	1,000,000	1,134,440
CA Simi Valley School Financing Authority
Series 2007, Insured: AGMC 5.000% 08/01/18	1,045,000	1,177,683
CA South San Francisco School District
Series 2006, Insured: NPFGC 5.250% 09/15/20	1,000,000	1,137,270
Local General Obligations Total		23,770,164

	Par ($)	Value ($)
Special Non-Property Tax – 2.7%
CA Economic Recovery
Series 2004 A, Insured: FGIC 5.250% 07/01/14	1,000,000	1,126,530
Series 2009 A, 5.000% 07/01/18	3,000,000	3,306,330
CA Napa County Flood Protection & Watershed Improvement Authority
Series 2005, Insured: AMBAC 4.500% 06/15/12	1,000,000	1,068,880
CA Orange County Local Transportation Authority
Series 1992, Insured: AMBAC 6.200% 02/14/11	560,000	575,708
Special Non-Property Tax Total		6,077,448
Special Property Tax – 3.6%
CA Culver City Redevelopment Finance Authority
Series 1993, Insured: AMBAC 5.500% 11/01/14	1,730,000	1,784,824
CA Indian Wells Redevelopment Agency
Series 2003 A, Insured: AMBAC 5.000% 09/01/14	450,000	473,279
CA Long Beach Bond Finance Authority
Series 2002 B, Insured: AMBAC 5.500% 11/01/19	1,070,000	1,129,727
CA Oakland Redevelopment Agency
Series 1992, Insured: AMBAC 5.500% 02/01/14	2,520,000	2,560,723
CA Redwood City Redevelopment Agency
Series 2003 A, Insured: AMBAC 5.250% 07/15/13	1,000,000	1,069,990
CA San Francisco City & County Redevelopment Agency
Series 2009, 5.000% 08/01/18	1,255,000	1,286,726
Special Property Tax Total		8,305,269

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
State Appropriated – 6.9%
CA Bay Area Infrastructure Financing Authority
Series 2006: Insured: FGIC 5.000% 08/01/17	2,000,000	2,033,960
Insured: SYNC 5.000% 08/01/17	2,000,000	2,026,060
CA Public Works Board
Series 2005 A, 5.000% 06/01/15	1,200,000	1,280,424
Series 2006 A, 5.000% 04/01/28	1,000,000	919,740
Series 2009, 5.000% 11/01/17	2,000,000	2,060,340
Series 2010 A-1, 5.250% 03/01/22 (f)	2,000,000	1,991,160
CA San Francisco Building Authority
Series 2005 A, 5.000% 12/01/12	3,000,000	3,192,630
CA Statewide Communities Development Authority
Series 2009, 5.000% 06/15/13	2,000,000	2,145,620
State Appropriated Total		15,649,934
State General Obligations – 5.7%
CA State
Series 2005, 5.000% 06/01/11	2,000,000	2,097,560
Series 2007: 4.500% 08/01/26	1,000,000	906,710
5.000% 08/01/18	3,750,000	3,924,825
Series 2009, 5.625% 04/01/26	2,000,000	2,061,920
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	1,000,000	1,050,470
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2004 J, Insured: AMBAC 5.000% 07/01/36 (07/01/12) (a)(b)	1,255,000	1,283,577

	Par ($)	Value ($)
Series 2007 A, Insured: FGIC 5.500% 07/01/21	1,500,000	1,559,220
State General Obligations Total		12,884,282
Tax-Backed Total		86,902,205
Transportation – 7.0%
Airports – 5.6%
CA County of Orange
Series 2009 A, 5.250% 07/01/25	1,500,000	1,584,255
CA Los Angeles Department of Airports
Series 2009 A, 5.250% 05/15/22	1,855,000	2,050,999
CA Sacramento County Airport Systems
Series 2008 A, Insured: AGMC 5.000% 07/01/23	1,000,000	1,058,450
CA San Francisco City & County Airports Commission
Series 2003 B, Insured: FGIC 5.250% 05/01/13	2,000,000	2,220,920
Series 2008 34-D, Insured: AGO 5.000% 05/01/18	500,000	559,260
Series 2009 C, Insured: AGMC 5.000% 05/01/18	1,825,000	2,041,299
Series 2010 D, Insured: AGMC 5.000% 05/01/23 (f)	2,000,000	2,172,680
CA San Jose Airport
Series 2007, Insured: AMBAC 5.000% 03/01/22	1,000,000	1,020,930
Airports Total		12,708,793
Ports – 0.9%
CA Los Angeles Harbor Department
Series 2009 A, 5.250% 08/01/23	2,000,000	2,204,980
Ports Total		2,204,980

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Transportation – 0.5%
CA Department of Transportation
Series 2004 A, Insured: FGIC 4.500% 02/01/13	1,000,000	1,088,600
Transportation Total		1,088,600
Transportation Total		16,002,373
Utilities – 27.4%
Independent Power Producers – 1.4%
CA Sacramento Power Authority
Series 2005, Insured: AMBAC 5.250% 07/01/15	3,000,000	3,208,770
Independent Power Producers Total		3,208,770
Joint Power Authority – 9.0%
CA Infrastructure & Economic Development Bank
California Independent System Operator Corp., Series 2009 A, 5.250% 02/01/22	1,900,000	1,963,574
CA M-S-R Public Power Agency
Series 2008 L, Insured: AGMC 5.000% 07/01/21	3,500,000	3,766,595
CA Northern California Power Agency
Series 2008 1C, Insured: AGO 5.000% 07/01/22	3,000,000	3,187,200
CA Northern California Transmission Agency
Series 2009 A, 5.000% 05/01/21	2,500,000	2,639,975
CA Southern California Public Power Authority
Series 1989, 6.750% 07/01/13	3,000,000	3,452,250
Series 2005 A, Insured: AGMC 5.000% 01/01/18	2,000,000	2,156,900
Series 2008 A, 5.000% 07/01/22	2,000,000	2,139,240
Series 2008 B, 6.000% 07/01/27	1,000,000	1,114,010
Joint Power Authority Total		20,419,744

	Par ($)	Value ($)
Municipal Electric – 11.1%
CA Anaheim Public Financing Authority
Series 1999, Insured: AMBAC 5.000% 10/01/13	1,500,000	1,638,615
CA Department of Water Resources
Series 2002 A, 6.000% 05/01/13	2,375,000	2,635,870
Series 2002 G 11, 5.000% 05/01/18	2,000,000	2,248,060
Series 2008, 5.000% 05/01/17	1,000,000	1,133,370
CA Imperial Irrigation District
Series 2008, 5.250% 11/01/21	2,500,000	2,757,525
CA Los Angeles Department of Water & Power
Series 2007 A Sub-Series A-1, Insured: AMBAC 5.000% 07/01/19	1,000,000	1,097,280
Series 2009, 5.250% 07/01/23	2,000,000	2,232,540
CA Modesto Irrigation District
Series 2001 A, Insured: AGMC 5.250% 07/01/18	1,185,000	1,251,076
CA Riverside
Series 2008 D, Insured: AGMC 5.000% 10/01/23	1,000,000	1,058,010
CA Sacramento Municipal Utility District
Series 2006, Insured: NPFGC 5.000% 07/01/15	1,000,000	1,085,100
Series 2008 U, Insured: AGMC 5.000% 08/15/21	2,500,000	2,733,550
CA Tuolumne Wind Project Authority
Series 2009 A, 5.000% 01/01/22	1,000,000	1,040,170
CA Walnut Energy Center Authority
Series 2004 A, Insured: AMBAC 5.000% 01/01/16	2,055,000	2,177,909

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 AA, Insured: NPFGC 6.250% 07/01/10	2,000,000	2,025,920
Municipal Electric Total		25,114,995
Water & Sewer – 5.9%
CA Clovis Public Financing Authority
Series 2007, Insured: AMBAC 5.000% 08/01/21	1,000,000	1,013,470
CA Fresno
Series 2008 A, Insured: AGO 5.000% 09/01/23	1,000,000	1,078,250
CA Kern County Water Agency Improvement District No. 004
Series 2008 A, Insured: AGO 5.000% 05/01/22	2,020,000	2,131,565
CA Los Angeles Waste Water System Authority
Series 2009 A, 5.750% 06/01/25	2,000,000	2,279,440
CA Rancho Water District Financing Authority
Series 2001 A, Insured: AGMC 5.500% 08/01/10	1,000,000	1,016,320
CA Sacramento County Sanitation District
Series 2006, Insured: FGIC 5.000% 12/01/17	1,000,000	1,111,850
CA Sacramento County Water Financing Authority
Series 2007 A, Insured: FGIC 5.000% 06/01/18	2,000,000	2,105,240
CA San Diego Public Facilities Financing Authority
Series 2009 B, 5.250% 05/15/25	1,500,000	1,626,540

	Par ($)	Value ($)
CA San Francisco City & County Public Utilities Commission
Series 2003 A, Insured: NPFGC 5.000% 10/01/13	1,000,000	1,095,290
Water & Sewer Total		13,457,965
Utilities Total		62,201,474
Total Municipal Bonds (cost of $212,245,979)		217,695,657
Municipal Preferred Stock – 0.7%
	Shares
Housing – 0.7%
Multi-Family – 0.7%
Munimae Tax-Exempt Bond Subsidiary LLC
Series 2004 A-2, 4.900% 06/30/49 (09/30/14) (a)(b)(g)	2,000,000	1,517,720
Multi-Family Total		1,517,720
Housing Total		1,517,720
Total Municipal Preferred Stock (cost of $2,000,000)		1,517,720
Investment Company – 3.6%
Columbia California Tax-Exempt Reserves, Capital Class (7 day yield of 0.170%) (h)(i)	8,127,933	8,127,933
Total Investment Company (cost of $8,127,933)		8,127,933
Total Investments – 100.1% (cost of $222,373,912) (j)		227,341,310
Other Assets & Liabilities, Net – (0.1)%		(142,134)
Net Assets – 100.0%		227,199,176

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(e)  Zero coupon bond.

(f)  Security purchased on a delayed delivery basis.

See Accompanying Notes to Financial Statements.

Columbia California Intermediate Municipal Bond Fund

March 31, 2010

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, this security, which is not illiquid, amounted to $1,517,720, which represents 0.7% of net assets.

(h)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(i)  Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia California Tax-Exempt Reserves, Capital Class (7 day yield of 0.170%)	$7,259,000	$92,169,690	$91,300,757	$13,099	$8,127,933

(j)  Cost for federal income tax purposes is $222,335,997.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$217,695,657	$—	$217,695,657
Total Municipal Preferred Stock	—	1,517,720	—	1,517,720
Total Investment Company	8,127,933	—	—	8,127,933
Total Investments	$8,127,933	$219,213,377	$—	$227,341,310

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	38.3
Utilities	27.4
Health Care	9.0
Transportation	7.0
Education	6.6
Other	4.4
Resource Recovery	1.6
Industrials	1.1
Housing	1.1
96.5
Investment Company	3.6
Other Assets & Liabilities, Net	(0.1)
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

CMI	California Mortgage Insurance

FGIC	Financial Guaranty Insurance Co.

NPFGC	National Public Finance Guarantee Corp.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds – 98.0%
	Par ($)	Value ($)
Education – 10.3%
Education – 10.3%
GA Athens Housing Authority
University of Georgia – East Campus Housing, Series 2010, 4.000% 12/01/16	2,870,000	3,069,006
GA Bleckley & Dodge Counties Development Authority
Middle Georgia College, Series 2008, 5.000% 07/01/21	1,260,000	1,303,810
GA Bulloch County Development Authority
Georgia Southern University Student Housing, Series 2008, Insured: AGO 5.250% 07/01/20	1,000,000	1,116,060
GA Cobb County Development Authority
Kennesaw State University Foundation, Series 2004, Insured: NPFGC 5.000% 07/15/19	1,870,000	2,022,835
GA DeKalb Newton & Gwinnett Counties Joint Development Authority
GGC Foundation LLC, Series 2009, 5.500% 07/01/24	2,500,000	2,746,825
GA Private Colleges & Universities Authority
Spelman College, Series 2003, 5.250% 06/01/19	2,250,000	2,372,828
GA South Regional Joint Development Authority
Valdosta State University Auxiliary Services, Series 2008, Insured: AGO 5.000% 08/01/23	1,125,000	1,183,466
Education Total		13,814,830
Education Total		13,814,830
Health Care – 9.4%
Hospitals – 9.4%
GA Chatham County Hospital Authority
Memorial Health University Medical Center, Series 2001 A, 6.125% 01/01/24	2,500,000	2,480,250
Series 2004 A, 5.375% 01/01/26	1,000,000	901,870

	Par ($)	Value ($)
GA Cobb County Kennestone Hospital Authority
Wellstar Health System, Series 2005 B, 4.000% 04/01/16	1,110,000	1,135,874
GA DeKalb Private Hospital Authority
Children's Healthcare Atlanta Inc, Series 2009, 5.000% 11/15/17	320,000	348,505
GA Fayette County Hospital Authority
Series 2009 A, 5.250% 06/15/23	2,000,000	2,096,520
GA Gwinnett County Hospital Authority
Gwinnett Hospital System, Series 2007 A, Insured: AGMC 5.000% 07/01/23	2,000,000	2,050,480
GA Macon-Bibb County Hospital Authority
Medical Center of Central Georgia, Series 2009, 5.000% 08/01/23	1,030,000	1,060,910
GA Savannah Hospital Authority
St. Joseph's Candler Health Systems, Series 1998 A, Insured: AGMC: 5.250% 07/01/11	1,225,000	1,234,298
5.250% 07/01/12	1,310,000	1,319,144
Hospitals Total		12,627,851
Health Care Total		12,627,851
Housing – 6.9%
Multi-Family – 6.8%
GA Clayton County Housing Authority
Tara Court II Apartment Project, Series 2001, Guarantor: FNMA 4.350% 12/01/31 (12/01/11) (a)(b)	3,475,000	3,583,246
GA Cobb County Development Authority
Kennesaw State University Foundation: Series 2004 A, Insured: NPFGC 5.250% 07/15/19	2,000,000	2,202,040
Series 2007 A, Insured: AMBAC 5.250% 07/15/27	3,000,000	2,849,370

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
GA Lawrenceville Housing Authority
Knollwood Park LP, Series 1997, AMT, Guarantor: FNMA 6.250% 12/01/29 (06/01/15) (a)(b)	480,000	490,397
Multi-Family Total		9,125,053
Single-Family – 0.1%
GA Housing & Finance Authority
Series 1998 B-3, Insured: FHA 4.400% 06/01/17	115,000	116,266
Single-Family Total		116,266
Housing Total		9,241,319
Industrials – 1.0%
Forest Products & Paper – 0.8%
GA Richmond County Development Authority
International Paper Co., Series 2001 A, 5.150% 03/01/15	1,000,000	1,012,770
Forest Products & Paper Total		1,012,770
Oil & Gas – 0.2%
GA Main Street Natural Gas, Inc.
Series 2007 A, 5.250% 09/15/19	295,000	302,932
Oil & Gas Total		302,932
Industrials Total		1,315,702
Other – 5.7%
Refunded/Escrowed (c) – 5.7%
GA Athens Housing Authority
University of Georgia – East Campus Housing, Series 2002, Pre-refunded 12/01/2012, Insured: AMBAC 5.250% 12/01/19	1,150,000	1,263,977
GA Gainesville & Hall County Hospital Authority
Northeast Georgia Health System, Inc., Series 2001, Pre-refunded 05/15/11, 5.000% 05/15/15	1,000,000	1,047,500

	Par ($)	Value ($)
GA Gwinnett County School District
Series 2008: Escrowed to Maturity, 5.000% 02/01/17	1,000,000	1,166,910
Pre-refunded 02/01/2018, 5.000% 02/01/22	1,000,000	1,161,150
GA Metropolitan Atlanta Rapid Transit Authority
Series 1983 D, Escrowed to Maturity, 7.000% 07/01/11	540,000	583,108
GA State
Series 2007 G, Pre-refunded 12/01/17, 5.000% 12/01/20	2,000,000	2,351,680
Refunded/Escrowed Total		7,574,325
Other Total		7,574,325
Tax-Backed – 34.3%
Local Appropriated – 3.1%
GA Atlanta Public Safety & Judicial Facilities Authority
Series 2006, Insured: AGMC 5.000% 12/01/17	1,310,000	1,461,318
GA East Point Building Authority
Series 2000, Insured: AGMC (d) 02/01/18	2,490,000	1,604,456
GA Fulton County Facilities Corp.
Series 2009, 5.000% 11/01/17	1,000,000	1,107,400
Local Appropriated Total		4,173,174
Local General Obligations – 18.8%
GA Atlanta Solid Waste Management Authority
Series 2008, Insured: AGMC 5.000% 12/01/17	795,000	899,074
GA Augusta Richmond County
Series 2009, 4.000% 10/01/15	2,310,000	2,513,049
GA Barrow County School District
Series 2006, 5.000% 02/01/14	1,000,000	1,131,530
GA Chatham County School District
Series 2002, Insured: AGMC 5.250% 08/01/14	1,000,000	1,153,380

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2004, Insured: AGMC 5.250% 08/01/19	2,000,000	2,350,520
GA College Park Business & Industrial Development Authority
Series 2005, Insured: AMBAC 5.250% 09/01/19	3,230,000	3,480,454
GA County of Cherokee
Series 2009, 5.000% 08/01/22	2,000,000	2,240,060
GA Douglas County School District
Series 2007, Insured: AGMC: 5.000% 04/01/18	1,500,000	1,697,250
5.000% 04/01/21	2,000,000	2,207,420
5.000% 04/01/23	1,500,000	1,640,085
GA Fulton County School District
Series 1998, 5.375% 01/01/17	1,390,000	1,618,905
GA Gwinnett County School District
Series 2010, 4.000% 02/01/18	2,000,000	2,167,700
GA Lowndes County
Series 2008, Insured: AGMC 5.000% 04/01/14	1,000,000	1,134,350
MI Detroit
Series 2001 B, Insured: NPFGC
5.375% 04/01/14	1,000,000	1,002,040
Local General Obligations Total		25,235,817
Special Non-Property Tax – 3.8%
GA Cobb-Marietta County Coliseum & Exhibit Hall Authority
Series 2005, Insured: NPFGC 5.250% 10/01/19	2,430,000	2,725,245
GA Metropolitan Atlanta Rapid Transit Authority
Series 1992 N, Insured: NPFGC 6.250% 07/01/18	2,000,000	2,308,160
Special Non-Property Tax Total		5,033,405
Special Property Tax – 1.2%
GA Atlanta Tax Allocation
Atlantic Station Project, Series 2007, Insured: AGO 5.250% 12/01/20	1,545,000	1,638,148
Special Property Tax Total		1,638,148

	Par ($)	Value ($)
State General Obligations – 7.4%
GA Georgia State
Series 2007 G, 5.000% 12/01/16	1,400,000	1,625,316
Series 2009 G, 5.000% 11/01/16	1,000,000	1,160,080
Series 2009: 5.000% 05/01/17	1,500,000	1,736,115
5.000% 05/01/23	3,000,000	3,378,060
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 6.250% 07/01/23	1,825,000	2,006,679
State General Obligations Total		9,906,250
Tax-Backed Total		45,986,794
Transportation – 3.7%
Toll Facilities – 3.7%
GA State Road & Tollway Authority
Series 2006, Insured: NPFGC 5.000% 06/01/16	3,405,000	3,886,910
Series 2009 A, 5.000% 06/01/21	1,000,000	1,104,160
Toll Facilities Total		4,991,070
Transportation Total		4,991,070
Utilities – 26.7%
Investor Owned – 2.3%
GA Appling County Development Authority
Georgia Power Company, Series 2006, Insured: AMBAC 4.400% 07/01/16	1,000,000	1,032,470
GA Monroe County Development Authority
Georgia Power Company, Series 1995, 4.500% 07/01/25 (04/01/11) (a)(b)	2,000,000	2,066,740
Investor Owned Total		3,099,210
Joint Power Authority – 5.3%
GA Monroe County Development Authority
Oglethorpe Power Corp., Series 1992, 6.800% 01/01/12	1,000,000	1,079,180

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
GA Municipal Electric Authority
Power Revenue Bonds, Series 1992 B, Insured: NPFGC 6.375% 01/01/16	2,000,000	2,290,840
Series 1998 A, Insured: NPFGC 5.250% 01/01/13	1,000,000	1,096,940
Series 2008 A, 5.250% 01/01/21	1,395,000	1,549,929
Series 2008 D, 6.000% 01/01/23	1,000,000	1,125,080
Joint Power Authority Total		7,141,969
Municipal Electric – 1.7%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 JJ, Insured: SYNC 5.375% 07/01/16	1,405,000	1,540,906
Series 2007 TT, 5.000% 07/01/20	655,000	675,639
Municipal Electric Total		2,216,545
Water & Sewer – 17.4%
GA Atlanta Water & Wastewater
Series 2009 B, Insured: AGMC 5.000% 11/01/17	2,000,000	2,175,740
GA Augusta Water & Sewer
Series 2007, Insured: AGMC: 5.000% 10/01/21	1,000,000	1,094,610
5.000% 10/01/22	2,000,000	2,179,320
GA Cobb County & Marietta Water Authority
Series 2009, 4.000% 11/01/17	2,000,000	2,179,760
GA Columbus County Water & Sewer
Series 2003, Insured: AGMC 5.250% 05/01/13	1,220,000	1,368,084
GA Dekalb County Water & Sewer
Series 2006 B, 5.250% 10/01/21	2,000,000	2,343,100
GA Gainesville Water & Sewer
Series 2006, Insured: AGMC 5.000% 11/15/16	1,000,000	1,107,250

	Par ($)	Value ($)
GA Griffin Combined Public Utility Improvement
Series 2002, Insured: AMBAC 5.125% 01/01/19	2,585,000	2,760,366
GA Gwinnett County Water & Sewerage Authority
Series 2009 A, 4.000% 08/01/17	2,000,000	2,186,640
GA Jackson County Water & Sewer
Series 2006 A, Insured: SYNC 5.000% 09/01/16	1,030,000	1,076,978
GA Upper Oconee Basin Water Authority
Series 2005, Insured: NPFGC: 5.000% 07/01/17	1,140,000	1,252,427
5.000% 07/01/22	1,855,000	1,934,375
GA Walton County Water & Sewer Authority
Walton Hard Labor Creek Reservoir Project, Series 2008, Insured: AGMC 5.000% 02/01/25	1,495,000	1,584,192
Water & Sewer Total		23,242,842
Utilities Total		35,700,566
Total Municipal Bonds (cost of $127,854,668)		131,252,457
Investment Companies – 1.1%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%) (e)(f)	631,338	631,338
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.090%)	810,268	810,268
Total Investment Companies (cost of $1,441,606)		1,441,606
Total Investments – 99.1% (cost of $129,296,274) (g)		132,694,063
Other Assets & Liabilities, Net – 0.9%		1,230,509
Net Assets – 100.0%		133,924,572

See Accompanying Notes to Financial Statements.

Columbia Georgia Intermediate Municipal Bond Fund

March 31, 2010

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%)	$3,072,376	$40,664,635	$43,105,673	$8,537	$631,338

(f)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(g)  Cost for federal income tax purposes is $129,296,274.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$131,252,457	$—	$131,252,457
Total Investment Companies	1,441,606	—	—	1,441,606
Total Investments	$1,441,606	$131,252,457	$—	$132,694,063

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	34.3
Utilities	26.7
Education	10.3
Health Care	9.4
Housing	6.9
Other	5.7
Transportation	3.7
Industrials	1.0
98.0
Investment Companies	1.1
Other Assets & Liabilities, Net	0.9
100.0

Acronym	Name
AGO	Assured Guaranty Ltd.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

NPFGC	National Public Finance Guarantee Corp.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds – 96.5%
	Par ($)	Value ($)
Education – 9.7%
Education – 9.7%
MD Health & Higher Educational Facilities Authority
College of Notre Dame, Series 1998, Insured: NPFGC 4.600% 10/01/14	510,000	563,550
Johns Hopkins University, Series 2008, 5.000% 07/01/18	1,750,000	2,016,473
MD Industrial Development Financing Authority
American Center for Physics, Series 2001, GTY AGMT: American Institute of Physics 5.250% 12/15/15	1,000,000	1,071,800
MD University System of Maryland
Series 2006, 5.000% 10/01/15	3,545,000	4,095,290
Series 2009 D: 4.000% 04/01/21	1,980,000	2,071,912
4.000% 04/01/22	2,060,000	2,130,081
Series 2009, 4.000% 10/01/18	3,000,000	3,232,950
MD Westminster Educational Facilities
McDaniel College, Inc., Series 2006, 5.000% 11/01/17	500,000	530,455
Education Total		15,712,511
Education Total		15,712,511
Health Care – 11.1%
Continuing Care Retirement – 4.7%
MD Baltimore County
Oak Crest Village, Inc., Series 2007 A: 5.000% 01/01/22	1,045,000	1,013,315
5.000% 01/01/27	2,000,000	1,841,900
MD Gaithersburg
Series 2009, 6.000% 01/01/23	1,250,000	1,255,350
MD Health & Higher Educational Facilities Authority
King Farm Presbyterian Community, Series 2007 A, 5.250% 01/01/27	2,000,000	1,522,980

	Par ($)	Value ($)
MD Howard County Retirement Authority
Columbia Vantage House Corp., Series 2007 A, 5.250% 04/01/27	2,500,000	2,077,875
Continuing Care Retirement Total		7,711,420
Hospitals – 6.4%
MD Baltimore County
Catholic Health Initiatives, Series 2006 A, 5.000% 09/01/16	1,000,000	1,102,420
MD Health & Higher Educational Facilities Authority
Carroll Hospital Center, Inc., Series 2006, 4.500% 07/01/26	1,000,000	944,750
Johns Hopkins Hospital, Series 2008, 5.000% 05/15/48 (05/15/15) (a)(b)	2,000,000	2,214,480
Peninsula Regional Medical Center, Series 2006, 5.000% 07/01/26	2,000,000	2,045,060
Univeristy of Maryland Medical System, Series 2010, 5.000% 07/01/20	1,000,000	1,042,810
Western Maryland Health System, Series 2006 A, Insured: NPFGC: 5.000% 07/01/13	1,320,000	1,426,643
5.000% 01/01/20	1,500,000	1,550,265
Hospitals Total		10,326,428
Health Care Total		18,037,848
Housing – 8.8%
Multi-Family – 5.5%
MD Economic Development Corp.
Collegiate Housing Foundation, Series 1999 A: 5.600% 06/01/10	195,000	195,429
6.000% 06/01/19	815,000	804,764
6.000% 06/01/30	1,850,000	1,734,837
5.700% 06/01/12	1,000,000	1,015,240
Towson University Project, Series 2007 A, 5.250% 07/01/24	1,185,000	1,145,670

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
University of Maryland – Baltimore Project, Series 2006, Insured: SYNC 5.000% 07/01/20	600,000	584,022
University of Maryland – College Park Project, Series 2006, Insured: CIFG: 5.000% 06/01/17	1,000,000	1,020,130
5.000% 06/01/19	1,000,000	999,200
MD Montgomery County Housing Opportunities Commission
Series 2000 A, 6.100% 07/01/30	1,500,000	1,504,350
Multi-Family Total		9,003,642
Single-Family – 3.3%
MD Community Development Administration Department of Housing & Community Development
Series 1998-3, AMT, 4.700% 04/01/10	1,340,000	1,340,000
Series 1999 D, AMT, 5.375% 09/01/24	2,410,000	2,423,038
Series 2003, Insured: AGMC 4.400% 07/01/21	1,500,000	1,523,070
MD Prince Georges County Housing Authority
Series 2000 A, AMT, Guarantor: GNMA 6.150% 08/01/19	5,000	5,017
Single-Family Total		5,291,125
Housing Total		14,294,767
Other – 8.0%
Other – 3.3%
MD County of Montgomery
Series 2009 A, 5.000% 04/01/22	2,055,000	2,260,397
MD Transportation Authority
Baltimore/Washington International Airport Parking Project, Series 2002 A, Insured: AMBAC 4.500% 03/01/15	3,000,000	3,145,020
Other Total		5,405,417

	Par ($)	Value ($)
Pool/Bond Bank – 0.7%
MD Water Quality Financing Administration Revolving Loan Fund
Series 2008 A, 5.000% 03/01/23	1,000,000	1,110,720
Pool/Bond Bank Total		1,110,720
Refunded/Escrowed (c) – 4.0%
MD Baltimore
Series 1994 A, Escrowed to Maturity, 5.000% 07/01/24	1,400,000	1,640,856
MD Transportation Authority
Series 1978, Escrowed to Maturity, 6.800% 07/01/16	485,000	565,612
MD Washington Suburban Sanitation District
Series 2000, Pre-refunded 06/01/10, 5.250% 06/01/22	1,000,000	1,008,360
MS Hospital Facilities & Equipment Authority
Forrest County General Hospital, Series 2000, Pre-refunded 01/01/11, Insured: AGMC 5.500% 01/01/24	3,100,000	3,246,010
Refunded/Escrowed Total		6,460,838
Other Total		12,976,975
Other Revenue – 1.1%
Hotels – 1.1%
MD Baltimore
Baltimore Hotel Corp., Series 2006 A, Insured: SYNC 5.250% 09/01/17	1,835,000	1,851,772
Hotels Total		1,851,772
Other Revenue Total		1,851,772

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Resource Recovery – 1.5%
Resource Recovery – 1.5%
MD Northeast Waste Disposal Authority
Series 2003, AMT, Insured: AMBAC 5.500% 04/01/10	2,500,000	2,500,000
Resource Recovery Total		2,500,000
Resource Recovery Total		2,500,000
Tax-Backed – 42.8%
Local General Obligations – 24.3%
MD Anne Arundel County
Series 2006: 5.000% 03/01/15	2,000,000	2,298,500
5.000% 03/01/18	3,300,000	3,689,631
MD Baltimore County
Series 2006, 5.000% 09/01/15	1,120,000	1,297,834
Series 2008, 5.000% 02/01/18	1,000,000	1,154,500
MD Baltimore
Series 2008 A, Insured: AGMC 5.000% 10/15/22	2,000,000	2,221,940
MD Frederick County
Series 2005, 5.000% 08/01/14	3,000,000	3,426,000
Series 2006: 5.250% 11/01/18	2,005,000	2,349,058
5.250% 11/01/21	2,500,000	2,962,100
MD Howard County
Series 2002 A, 5.250% 08/15/15	795,000	843,892
MD Laurel
Series 1996 A, Insured: FGIC 5.000% 10/01/11	1,530,000	1,535,355
MD Montgomery County
Series 2001, 5.250% 10/01/14	1,000,000	1,078,100
Series 2005 A, 5.000% 07/01/16	1,500,000	1,733,520
Series 2007 A, 5.000% 05/01/24	3,000,000	3,302,400
MD Prince Georges County
Series 1999, Insured: AGMC 5.000% 10/01/12	65,000	65,886

	Par ($)	Value ($)
Series 2000, 5.125% 10/01/10	1,000,000	1,024,400
Series 2001, Insured: FGIC: 5.250% 12/01/11	4,825,000	5,197,924
5.250% 12/01/12	2,000,000	2,165,480
Series 2009 A, 4.000% 09/15/18	3,000,000	3,237,660
Local General Obligations Total		39,584,180
Special Non-Property Tax – 8.5%
MD Baltimore
Series 1996 A, Insured: FGIC 5.900% 07/01/10	1,725,000	1,745,907
MD Department of Transportation
Series 2002, 5.500% 02/01/14	5,000,000	5,746,450
Series 2008: 4.000% 09/01/13	1,200,000	1,309,740
5.000% 02/15/22	3,125,000	3,469,500
Series 2009, 4.000% 06/15/21	1,495,000	1,564,847
Special Non-Property Tax Total		13,836,444
State Appropriated – 0.6%
MD Stadium Authority
Series 1995, 5.375% 12/15/13	500,000	501,870
NJ Transportation Trust Fund Authority
Series 2006 A, 5.250% 12/15/19	500,000	556,815
State Appropriated Total		1,058,685
State General Obligations – 9.4%
MD State
Series 2002 A, 5.500% 03/01/13	2,245,000	2,525,064
Series 2003, 5.250% 03/01/17	4,000,000	4,681,320
Series 2009, 5.000% 03/01/21	2,000,000	2,273,480
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2003 H, Insured: AMBAC 5.500% 07/01/18	3,000,000	3,131,040

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	2,520,000	2,647,184
State General Obligations Total		15,258,088
Tax-Backed Total		69,737,397
Transportation – 4.3%
Toll Facilities – 2.0%
MD State Transportation Authority
Series 2009, 5.000% 07/01/22	3,000,000	3,340,260
Toll Facilities Total		3,340,260
Transportation – 2.3%
DC Washington Metropolitan Area Transit Authority
Series 1993, Insured: FGIC 6.000% 07/01/10	350,000	354,760
Series 2009 A, 5.250% 07/01/23	3,000,000	3,332,700
Transportation Total		3,687,460
Transportation Total		7,027,720
Utilities – 9.2%
Investor Owned – 1.8%
MD Economic Development Corp.
Potomac Electric Power Co., Series 2009, 6.200% 09/01/22	2,500,000	2,832,775
Investor Owned Total		2,832,775
Water & Sewer – 7.4%
MD Baltimore
Series 2006 C, Insured: AMBAC 5.000% 07/01/18	1,125,000	1,231,830
Series 2007 DC, Insured: AMBAC 5.000% 07/01/19	1,250,000	1,370,763
Series 2008 A, 5.000% 07/01/21	1,250,000	1,392,287

	Par ($)	Value ($)
MD Washington Suburban Sanitation District
Series 2009 A, 4.000% 06/01/18	3,000,000	3,254,250
Series 2009, 4.000% 06/01/21	2,000,000	2,113,460
MD Water Quality Financing Administration
Bay Restoration Fund, Series 2008, 5.000% 03/01/21	2,500,000	2,741,875
Water & Sewer Total		12,104,465
Utilities Total		14,937,240
Total Municipal Bonds (cost of $152,545,108)		157,076,230
Investment Companies – 2.5%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%) (d)(e)	2,037,000	2,037,000
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.090%)	2,115,066	2,115,066
Total Investment Companies (cost of $4,152,066)		4,152,066
Total Investments – 99.0% (cost of $156,697,174) (f)		161,228,296
Other Assets & Liabilities, Net – 1.0%		1,626,390
Net Assets – 100.0%		162,854,686

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%)	$3,983,131	$51,967,870	$53,914,001	$13,697	$2,037,000

See Accompanying Notes to Financial Statements.

Columbia Maryland Intermediate Municipal Bond Fund

March 31, 2010

(e)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(f)  Cost for federal income tax purposes is $156,511,145

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$157,076,230	$—	$157,076,230
Total Investment Companies	4,152,066	—	—	4,152,066
Total Investments	$4,152,066	$157,076,230	$—	$161,228,296

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	42.8
Health Care	11.1
Education	9.7
Utilities	9.2
Housing	8.8
Other	8.0
Transportation	4.3
Resource Recovery	1.5
Other Revenue	1.1
96.5
Investment Companies	2.5
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

GNMA	Government National Mortgage Association

GTY AGMT	Guaranty Agreement

NPFGC	National Public Finance Guarantee Corp.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds – 98.4%
	Par ($)	Value ($)
Education – 7.6%
Education – 7.6%
NC Appalachian State University
Series 1998, Insured: NPFGC 5.000% 05/15/12	1,000,000	1,078,630
Series 2005, Insured: NPFGC 5.000% 07/15/21	1,485,000	1,555,359
NC Board of Governors of the University of North Carolina
Series 2008 A, Insured: AGO 5.000% 10/01/22	2,000,000	2,179,460
Series 2009 B, 4.250% 10/01/17	1,000,000	1,074,910
Series 2009 C, 4.500% 10/01/17	1,525,000	1,616,363
Series 2010 B2, 5.000% 04/01/15	1,000,000	1,125,630
Series 2010 C, Insured: AGO 5.000% 10/01/16	3,000,000	3,385,950
NC Capital Facilities Finance Agency
Brevard College Corp., Series 2007, 5.000% 10/01/26	1,000,000	808,700
Johnson & Wales University, Series 2003 A, Insured: SYNC 5.250% 04/01/21	1,000,000	1,004,920
Meredith College, Series 2008, 6.000% 06/01/31	1,000,000	1,018,630
Wake Forest University, Series 2009, 5.000% 01/01/26	1,000,000	1,094,020
Education Total		15,942,572
Education Total		15,942,572
Health Care – 9.9%
Continuing Care Retirement – 0.5%
NC Medical Care Commission
Givens Estate, Inc., Series 2007, 5.000% 07/01/16	1,000,000	1,003,120
Continuing Care Retirement Total		1,003,120

	Par ($)	Value ($)
Hospitals – 9.4%
AZ University Medical Center Corp.
Series 2004, 5.250% 07/01/13	1,000,000	1,073,950
NC Albemarle Hospital Authority
Series 2007: 5.250% 10/01/21	2,000,000	1,822,500
5.250% 10/01/27	1,000,000	836,560
NC Charlotte Mecklenburg Hospital Authority
Carolinas Healthcare Foundation: Series 2007 A, Insured: AGMC 5.000% 01/15/20	1,550,000	1,639,373
Series 2008, 5.250% 01/15/24	2,000,000	2,094,820
Series 2009, 5.000% 01/15/21	1,000,000	1,045,500
NC Medical Care Commission
North Carolina Baptist Hospitals, Series 2010, 5.000% 06/01/17	1,500,000	1,660,485
Novant Health, Inc., Series 2003 A: 5.000% 11/01/13	3,000,000	3,306,720
5.000% 11/01/17	2,000,000	2,095,340
Wilson Medical Center, Series 2007, 5.000% 11/01/19	3,385,000	3,425,755
NC Northern Hospital District of Surry County
Series 2008, 5.750% 10/01/24	1,000,000	1,001,900
Hospitals Total		20,002,903
Health Care Total		21,006,023
Housing – 2.1%
Single-Family – 2.1%
NC Housing Finance Agency
Series 1998 A-2, AMT, 5.200% 01/01/20	550,000	550,226
Series 1999 A-3, AMT, 5.150% 01/01/19	785,000	785,290
Series 1999 A-5, AMT, 5.550% 01/01/19	1,275,000	1,307,245
Series 1999 A-6, AMT, 6.000% 01/01/16	320,000	320,406

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2000 A-8, AMT: 5.950% 07/01/10	250,000	250,623
6.050% 07/01/12	185,000	185,333
Series 2007 A-30, AMT, 5.000% 07/01/23	1,000,000	1,018,270
Single-Family Total		4,417,393
Housing Total		4,417,393
Industrials – 0.7%
Forest Products & Paper – 0.7%
NC Haywood County Industrial Facilities & Pollution Control Financing Authority
Champion International Corp., Series 1999, AMT, 6.400% 11/01/24	1,500,000	1,508,160
Forest Products & Paper Total		1,508,160
Industrials Total		1,508,160
Other – 15.4%
Other – 1.2%
NC Durham County Industrial Facilities & Pollution Control Financing Authority
Research Triangle Institution, Series 2010: 4.000% 02/01/17	1,440,000	1,540,829
4.000% 02/01/18	1,000,000	1,059,850
Other Total		2,600,679
Refunded/Escrowed (a) – 13.2%
NC Brunswick County
Series 2000, Pre-refunded 06/01/10, Insured: AGMC 5.500% 06/01/20	1,000,000	1,018,720
NC Craven County
Series 2002, Pre-refunded 05/01/12, Insured: AMBAC 5.000% 05/01/19	1,000,000	1,094,240
NC Durham
Series 2001, Pre-refunded 06/01/11, 5.250% 06/01/16	1,000,000	1,065,000

	Par ($)	Value ($)
NC Eastern Municipal Power Agency
Series 1986 A, Escrowed to Maturity, 5.000% 01/01/17	2,165,000	2,477,474
Series 1988 A, Pre-refunded 01/01/22, 6.000% 01/01/26	1,000,000	1,272,370
NC Gaston County
Series 2002, Pre-refunded 06/01/12, Insured: AMBAC 5.250% 06/01/20	1,500,000	1,653,705
NC Iredell County Public Facilities Corp.
Series 2000, Pre-refunded 06/01/10, Insured: AMBAC 5.125% 06/01/18	2,180,000	2,219,436
NC New Hanover County
Series 2001, Pre-refunded 06/01/11, 4.600% 06/01/14	1,750,000	1,858,378
NC Orange County
Series 2000, Pre-refunded 04/01/10: 5.300% 04/01/17	1,000,000	1,020,000
5.300% 04/01/18	3,445,000	3,513,900
NC Pitt County
Series 2000 B, Pre-refunded 04/01/10, Insured: AGMC: 5.500% 04/01/25	1,000,000	1,010,000
5.750% 04/01/16	1,390,000	1,403,900
NC State
Series 2001 A, Pre-refunded 03/01/11, 4.750% 03/01/14	4,605,000	4,852,703
NC Wake County
Series 1993, Escrowed to Maturity, Insured: NPFGC 5.125% 10/01/26	3,065,000	3,498,667
Refunded/Escrowed Total		27,958,493

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Tobacco – 1.0%
NJ Tobacco Settlement Financing Corp.
Series 2007 1A, 4.250% 06/01/12	2,000,000	2,041,360
Tobacco Total		2,041,360
Other Total		32,600,532
Tax-Backed – 38.5%
Local Appropriated – 19.7%
NC Burke County
Series 2006 B, Insured: AMBAC 5.000% 04/01/18	1,425,000	1,531,633
NC Cabarrus County
Series 2001, 5.500% 04/01/13	2,000,000	2,120,480
Series 2007, Insured: AMBAC 5.000% 02/01/13	400,000	440,372
Series 2008, 5.000% 06/01/22	1,545,000	1,677,654
NC Chapel Hill
Series 2005, 5.250% 06/01/21	1,360,000	1,458,110
NC Charlotte
Series 2003 A, 5.500% 08/01/16	2,550,000	2,843,785
NC Chatham County
Series 2006, Insured: AMBAC 5.000% 06/01/20	1,065,000	1,119,848
NC Concord
Series 2001 A, Insured: NPFGC 5.000% 06/01/17	1,490,000	1,571,220
NC Craven County
Series 2007, Insured: NPFGC: 5.000% 06/01/18	2,825,000	3,071,622
5.000% 06/01/19	1,825,000	1,962,003
NC Cumberland County
Series 2009 B1, 5.000% 12/01/21	2,775,000	3,056,801

	Par ($)	Value ($)
NC Dare County
Series 2005, Insured: NPFGC 5.000% 06/01/20	3,005,000	3,137,160
NC Gaston County
Series 2005, Insured: NPFGC 5.000% 12/01/15	1,350,000	1,512,688
NC Greenville
Series 2004, Insured: AMBAC 5.250% 06/01/22	2,180,000	2,303,388
NC Harnett County
Series 2009, Insured: AGO 5.000% 06/01/22	1,880,000	2,026,283
NC Henderson County
Series 2006 A, Insured: AMBAC 5.000% 06/01/16	1,060,000	1,146,114
NC Mecklenburg County Public Facilities Corp.
Series 2009, 5.000% 03/01/17	3,000,000	3,422,250
NC Mecklenburg County
Series 2009 A, 5.000% 02/01/23	1,000,000	1,084,440
NC New Hanover County
Series 2005, Insured: AMBAC 5.000% 09/01/18	1,755,000	1,948,138
NC Randolph County
Series 2004, Insured: AGMC 5.000% 06/01/14	1,640,000	1,843,885
NC Sampson County
Series 2006, Insured: AGMC 5.000% 06/01/16	1,000,000	1,123,170
NC Wilmington
Series 2006 A, 5.000% 06/01/17	1,005,000	1,119,751
Local Appropriated Total		41,520,795

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Local General Obligations – 13.5%
NC Cabarrus County
Series 2006: 5.000% 03/01/15	1,000,000	1,146,720
5.000% 03/01/16	1,000,000	1,146,750
NC Charlotte
Series 2002 C: 5.000% 07/01/20	1,570,000	1,633,240
5.000% 07/01/22	1,265,000	1,311,198
NC Forsyth County
Series 2009, 4.000% 03/01/17	1,510,000	1,649,207
NC High Point
Series 2002, Insured: NPFGC 4.500% 06/01/14	1,275,000	1,368,419
NC Iredell County
Series 2006, 5.000% 02/01/19	2,420,000	2,666,937
NC Mecklenburg County
Series 1993, 6.000% 04/01/11	1,000,000	1,055,210
Series 2009 A, 5.000% 08/01/19	1,000,000	1,161,280
NC New Hanover County
Series 2009, 5.000% 12/01/17	1,170,000	1,354,404
NC Orange County
Series 2005 A, 5.000% 04/01/22	2,000,000	2,187,140
NC Stanly County
Series 2010: 4.000% 02/01/17	1,220,000	1,299,178
4.000% 02/01/18	1,500,000	1,581,240
NC Wake County
Series 2009: 4.000% 02/01/18	2,000,000	2,170,640
5.000% 03/01/20	5,000,000	5,727,900
NC Wilmington
Series 1997 A, Insured: FGIC 5.000% 04/01/11	460,000	463,942
NC Winston-Salem
Series 2010, 4.000% 06/01/18	585,000	617,432
Local General Obligations Total		28,540,837

	Par ($)	Value ($)
Special Non-Property Tax – 2.9%
NC Charlotte
Storm Water Fee, Series 2006, 5.000% 06/01/17	1,120,000	1,270,427
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2003 AA, Insured: NPFGC 5.500% 07/01/18	3,500,000	3,668,665
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC 5.500% 07/01/20	1,200,000	1,225,344
Special Non-Property Tax Total		6,164,436
State Appropriated – 1.3%
NC Infrastructure Finance Corp.
Capital Improvement, Series 2007 A, Insured: AGMC 5.000% 05/01/24	2,570,000	2,747,202
State Appropriated Total		2,747,202
State General Obligations – 1.1%
NC State
Series 2001 A, 4.750% 03/01/14	395,000	412,712
PR Commonwealth of Puerto Rico
Series 2001 A, Insured: NPFGC 5.500% 07/01/14	1,725,000	1,847,026
State General Obligations Total		2,259,738
Tax-Backed Total		81,233,008
Utilities – 24.2%
Joint Power Authority – 5.6%
NC Eastern Municipal Power Agency
Series 1993 B, Insured: FGIC 6.000% 01/01/22	3,000,000	3,457,350
Series 1993, Insured: AGO 6.000% 01/01/22	1,000,000	1,153,450
Series 2005, Insured: AMBAC 5.250% 01/01/20	2,000,000	2,110,340

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2008 A, Insured: AGO 5.250% 01/01/19	1,500,000	1,625,880
NC Municipal Power Agency No. 1
Series 2008 A: 5.250% 01/01/17	1,185,000	1,322,223
5.250% 01/01/20	2,000,000	2,177,580
Joint Power Authority Total		11,846,823
Municipal Electric – 1.9%
NC Greenville Utilities Commission
Series 2008 A, Insured: AGMC 5.000% 11/01/18	1,040,000	1,160,889
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 TT, 5.000% 07/01/22	1,000,000	1,019,410
Series 2007 VV, Insured: NPFGC 5.250% 07/01/25	1,690,000	1,771,441
Municipal Electric Total		3,951,740
Water & Sewer – 16.7%
NC Brunswick County
Enterprise Systems, Series 2008 A, Insured: AGMC: 5.000% 04/01/20	1,915,000	2,102,708
5.000% 04/01/22	1,390,000	1,507,636
NC Cape Fear Public Utility Authority
Series 2008, 5.000% 08/01/20	1,000,000	1,113,450
NC Charlotte
Water and Sewer Systems: Series 2002 A, 5.500% 07/01/14	1,250,000	1,451,175
Series 2008, 5.000% 07/01/23	3,000,000	3,331,230
Series 2009 B, 5.000% 07/01/25	3,835,000	4,282,890
Series 2009, 4.000% 07/01/19	1,000,000	1,074,360
NC Concord
Series 2009, 5.000% 12/01/19	1,500,000	1,673,595

	Par ($)	Value ($)
NC Gastonia
Combined Utility System, Series 2009, Insured: AGO 4.000% 05/01/17	1,205,000	1,282,144
NC Greensboro
Enterprise Systems, Series 2006: 5.250% 06/01/17	2,000,000	2,335,320
5.250% 06/01/22	1,200,000	1,423,332
Series 2006, 5.250% 06/01/23	2,000,000	2,396,140
NC High Point
Combined Enterprise System, Series 2008, Insured: AGMC: 5.000% 11/01/24	1,000,000	1,080,540
5.000% 11/01/25	1,000,000	1,076,680
NC Raleigh
Combined Enterprise System, Series 2006 A, 5.000% 03/01/16	1,500,000	1,720,125
Series 2010, 5.000% 03/01/17	2,500,000	2,865,950
NC Winston Salem
Water and Sewer System: Series 2007 A, 5.000% 06/01/19	3,000,000	3,368,790
Series 2009, 5.000% 06/01/23	1,000,000	1,117,710
Water & Sewer Total		35,203,775
Utilities Total		51,002,338
Total Municipal Bonds (cost of $202,301,462)		207,710,026

See Accompanying Notes to Financial Statements.

Columbia North Carolina Intermediate Municipal Bond Fund

March 31, 2010

Investment Companies – 0.4%
	Shares	Value ($)
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%) (b)(c)	551,000	551,000
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.090%)	418,589	418,589
Total Investment Companies (cost of $969,589)		969,589
Total Investments – 98.8% (cost of $203,271,051) (d)		208,679,615
Other Assets & Liabilities, Net – 1.2%		2,480,475
Net Assets – 100.0%		211,160,090

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%)	$12,037,443	$60,444,044	$71,930,487	$15,071	$551,000

(c)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d)  Cost for federal income tax purposes is $203,240,750.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$207,710,026	$—	$207,710,026
Total Investment Companies	969,589	—	—	969,589
Total Investments	$969,589	$207,710,026	$—	$208,679,615

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the composition of the Fund by revenue source is as follows:

Holding by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	38.5
Utilities	24.2
Other	15.4
Health Care	9.9
Education	7.6
Housing	2.1
Industrials	0.7
98.4
Investment Companies	0.4
Other Assets & Liabilities, Net	1.2
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

NPFGC	National Public Finance Guarantee Corp.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds – 98.7%
	Par ($)	Value ($)
Education – 3.8%
Education – 2.7%
SC Florence Darlington Commission for Technical Education
Series 2005 A, Insured: NPFGC: 5.000% 03/01/18	1,725,000	1,854,341
5.000% 03/01/20	1,905,000	2,013,242
SC University of South Carolina
Series 2008 A, Insured: AGMC 5.000% 06/01/21	1,060,000	1,158,495
Education Total		5,026,078
Student Loan – 1.1%
SC Education Assistance Authority
Series 2009 I, 5.000% 10/01/24	2,000,000	2,003,000
Student Loan Total		2,003,000
Education Total		7,029,078
Health Care – 22.5%
Continuing Care Retirement – 2.5%
SC Jobs Economic Development Authority
Episcopal Church Home, Series 2007: 5.000% 04/01/15	525,000	548,336
5.000% 04/01/16	600,000	615,306
Lutheran Homes of South Carolina, Inc., Series 2007: 5.000% 05/01/16	1,245,000	1,200,143
5.375% 05/01/21	1,650,000	1,516,003
Wesley Commons, Series 2006, 5.125% 10/01/26	1,000,000	809,880
Continuing Care Retirement Total		4,689,668
Hospitals – 20.0%
SC Charleston County
Care Alliance Health Services, Series 1999 A, Insured: AGMC: 5.000% 08/15/12	1,000,000	1,012,390
5.125% 08/15/15	6,370,000	6,973,239
SC Greenville Hospital System
Series 2008 A, 5.250% 05/01/21	2,750,000	2,909,362

	Par ($)	Value ($)
SC Horry County
Conway Hospital, Series 1998, Insured: AMBAC: 4.750% 07/01/10	1,100,000	1,106,105
4.875% 07/01/11	1,200,000	1,206,156
SC Jobs Economic Development Authority
Anderson Area Medical Center, Series 1999, Insured: AGMC 5.300% 02/01/14	4,375,000	4,399,237
Anmed Health, Series 2010, 5.000% 02/01/17	1,000,000	1,067,230
Bon Secours Health System, Inc., Series 2002 B, 5.500% 11/15/23	2,235,000	2,242,957
Georgetown Memorial Hospital, Series 2001, Insured: RAD 5.250% 02/01/21	1,250,000	1,218,675
Kershaw County Medical Center, Series 2008, 5.500% 09/15/25	1,925,000	1,875,316
Palmetto Health Alliance, Series 2005 A, Insured: AGMC 5.250% 08/01/21	4,000,000	4,200,120
SC Lexington County Health Services District
Lexington Medical Center: Series 1997, Insured: AGMC 5.125% 11/01/21	3,000,000	3,013,200
Series 2007: 5.000% 11/01/17	2,230,000	2,376,065
5.000% 11/01/18	1,000,000	1,050,140
SC Spartanburg County Health Services District
Series 2008 A, Insured: AGO: 5.000% 04/15/18	1,000,000	1,059,050
5.000% 04/15/19	1,225,000	1,286,054
Hospitals Total		36,995,296
Health Care Total		41,684,964

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Industrials – 1.4%
Forest Products & Paper – 1.4%
SC Georgetown County
International Paper Co.: Series 1999 A, 5.125% 02/01/12	2,000,000	2,066,120
Series 1997 A, AMT, 5.700% 10/01/21	500,000	493,375
Forest Products & Paper Total		2,559,495
Industrials Total		2,559,495
Other – 9.5%
Refunded/Escrowed (a) – 9.5%
SC Berkeley County
Series 2003, Pre-refunded 06/01/13, Insured: NPFGC 5.250% 06/01/19	845,000	946,805
SC Jobs-Economic Development Authority
Palmetto Health Alliance, Series 2000 A, Pre-refunded 12/15/10, 7.125% 12/15/15	5,500,000	5,860,855
SC Lexington County Health Services District
Lexington Medical Center, Series 2003, Pre-refunded 11/01/13, 5.500% 11/01/23	2,000,000	2,276,260
SC Lexington Water & Sewer Authority
Series 1997, Pre-refunded 10/01/14, Insured: RAD 5.450% 04/01/19	2,000,000	2,228,060
SC Tobacco Settlement Revenue Management Authority
Series 2001 B, Pre-refunded 05/15/11, 6.375% 05/15/28	3,500,000	3,738,070
SC Western Carolina Regional Sewer Authority
Series 2001, Pre-refunded 03/01/11, 5.000% 03/01/19	2,505,000	2,607,680
Refunded/Escrowed Total		17,657,730
Other Total		17,657,730

	Par ($)	Value ($)
Resource Recovery – 0.8%
Disposal – 0.8%
SC Three Rivers Solid Waste Authority
Series 2007: (b) 10/01/24	1,835,000	780,316
(b) 10/01/25	1,835,000	727,926
Disposal Total		1,508,242
Resource Recovery Total		1,508,242
Tax-Backed – 32.4%
Local Appropriated – 19.0%
SC Berkeley County School District
Securing Assets for Education, Series 2006: 5.000% 12/01/20	1,000,000	1,048,590
5.000% 12/01/21	2,000,000	2,086,180
5.000% 12/01/22	3,545,000	3,677,122
SC Charleston County
Certificates of Participation, Series 2005, Insured: NPFGC 5.125% 06/01/17	2,470,000	2,724,361
SC Charleston Educational Excellence Financing Corp.
Series 2006, 5.000% 12/01/19	2,000,000	2,129,760
SC Fort Mill School Facilities Corp.
Series 2006, 5.000% 12/01/17	2,900,000	3,074,522
SC Greenville County School District
Series 2003, 5.250% 12/01/16	2,625,000	2,863,297
Series 2006: 5.000% 12/01/15	2,290,000	2,574,945
Insured: AGMC 5.000% 12/01/15	500,000	565,165
SC Hilton Head Island Public Facilities Corp.
Series 2006, Insured: NPFGC 5.000% 08/01/14	1,600,000	1,811,760
SC Newberry Investing in Children's Education
Series 2005, 5.250% 12/01/15	1,265,000	1,363,670

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
SC South Carolina Association of Governmental Organizations Educational Facilities Corp.
Colleton School District, Series 2006, Insured: AGO 5.000% 12/01/14	1,325,000	1,487,392
Pickens School District, Series 2006, Insured: AGMC: 5.000% 12/01/11	1,500,000	1,588,620
5.000% 12/01/23	5,000,000	5,151,600
5.000% 12/01/24	2,000,000	2,057,160
SC Sumter Two School Facilities, Inc.
Series 2007, Insured: AGO 5.000% 12/01/17	1,000,000	1,097,160
Local Appropriated Total		35,301,304
Local General Obligations – 10.9%
SC Anderson County School District No. 004
Series 2006, Insured: AGMC 5.250% 03/01/19	1,115,000	1,236,658
SC Charleston County
Series 2009 A: 5.000% 08/01/23	2,000,000	2,245,140
5.000% 08/01/24	2,000,000	2,233,300
SC Clover School District No. 002 York County
Series 2007 A, Insured: AGMC 5.000% 03/01/16	2,320,000	2,639,441
SC Hilton Head Island Public Facilities Corp.
Series 2005 A, Insured: AMBAC 5.000% 12/01/17	1,960,000	2,210,880
SC Horry County School District
Series 2010, 5.000% 03/01/17	2,000,000	2,295,080
SC Richland County School District No. 002
Series 2009 A, 5.000% 02/01/18	2,500,000	2,865,425

	Par ($)	Value ($)
SC Spartanburg County School District No. 007
Series 2001: 5.000% 03/01/18	2,000,000	2,250,920
5.000% 03/01/21	1,940,000	2,127,947
Local General Obligations Total		20,104,791
Special Non-Property Tax – 1.5%
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC 5.500% 07/01/20	1,200,000	1,225,344
SC Hilton Head Island Public Facilities Corp.
Stormwater System, Series 2002, Insured: NPFGC 5.250% 12/01/16	1,440,000	1,575,302
Special Non-Property Tax Total		2,800,646
State General Obligations – 1.0%
PR Commonwealth of Puerto Rico
Series 2001 A, Insured: NPFGC 5.500% 07/01/14	1,725,000	1,847,026
State General Obligations Total		1,847,026
Tax-Backed Total		60,053,767
Transportation – 2.9%
Transportation – 2.9%
SC Transportation Infrastructure Bank
Series 2005 A, Insured: AMBAC 5.250% 10/01/20	4,880,000	5,425,389
Transportation Total		5,425,389
Transportation Total		5,425,389
Utilities – 25.4%
Investor Owned – 3.2%
SC Jobs Economic Development Authority
South Carolina Electric & Gas Co., Series 2002, AMT, Insured: AMBAC 4.200% 11/01/12	3,615,000	3,784,507

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
SC Oconee County
Duke Energy Carolinas LLC, Series 2009, 3.600% 02/01/17	2,000,000	2,036,500
Investor Owned Total		5,821,007
Joint Power Authority – 7.1%
SC Piedmont Municipal Power Agency
Series 2008 A-3, Insured: AGO: 5.000% 01/01/17	3,000,000	3,296,670
5.000% 01/01/18	3,050,000	3,345,027
SC Public Service Authority
Series 2001 A, Insured: AGMC 5.250% 01/01/18	1,615,000	1,737,837
Series 2006 C, Insured: AGMC 5.000% 01/01/15	1,000,000	1,129,450
Series 2009 A, 5.000% 01/01/28	2,000,000	2,134,140
Series 2009 E, 4.000% 01/01/17	1,500,000	1,599,495
Joint Power Authority Total		13,242,619
Municipal Electric – 3.4%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 TT, 5.000% 07/01/20	1,000,000	1,031,510
SC Rock Hill Utility System
Series 2003 A, Insured: AGMC: 5.250% 01/01/13	2,350,000	2,591,180
5.375% 01/01/19	1,500,000	1,617,180
SC Winnsboro Utility
Series 1999, Insured: NPFGC 5.250% 08/15/13	1,020,000	1,128,406
Municipal Electric Total		6,368,276
Water & Sewer – 11.7%
SC Beaufort Jasper Water & Sewer Authority
Series 2006, Insured: AGMC: 5.000% 03/01/23	1,500,000	1,623,615
4.750% 03/01/25	3,000,000	3,146,730

	Par ($)	Value ($)
SC Berkeley County Water & Sewer
Series 2003, Insured: NPFGC 5.250% 06/01/19	155,000	167,636
Series 2008 A, Insured: AGMC 5.000% 06/01/21	1,000,000	1,089,970
SC Charleston
Waterworks & Sewer System, Series 2009 A, 5.000% 01/01/21	4,000,000	4,490,320
SC Columbia
Waterworks & Sewer System, Series 2005, Insured: AGMC 5.000% 02/01/23	2,000,000	2,145,040
SC Mount Pleasant
Waterworks & Sewer System, Series 2002, Insured: FGIC: 5.250% 12/01/16	1,980,000	2,166,041
5.250% 12/01/18	1,270,000	1,379,321
SC North Charleston Sewer District
Series 2002, Insured: AGMC 5.500% 07/01/17	3,040,000	3,337,373
SC Spartanburg Sanitation Sewer District
Series 2009, Insured: AGO 4.500% 03/01/18	1,000,000	1,071,960
SC Western Carolina Regional Sewer Authority
Series 2005 B, Insured: AGMC 5.250% 03/01/19	1,000,000	1,143,730
Water & Sewer Total		21,761,736
Utilities Total		47,193,638
Total Municipal Bonds (cost of $177,123,639)		183,112,303

See Accompanying Notes to Financial Statements.

Columbia South Carolina Intermediate Municipal Bond Fund

March 31, 2010

Investment Companies – 0.0%
	Shares	Value ($)
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%) (c)(d)	1,000	1,000
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.090%)	4,339	4,339
Total Investment Companies (cost of $5,339)		5,339
Total Investments – 98.7% (cost of $177,128,978) (e)		183,117,642
Other Assets & Liabilities, Net – 1.3%		2,454,562
Net Assets – 100.0%		185,572,204

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%)	$9,664,779	$63,938,712	$73,602,491	$16,746	$1,000

(d)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(e)  Cost for federal income tax purposes is $176,898,880.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$183,112,303	$—	$183,112,303
Total Investment Companies	5,339	—	—	5,339
Total Investments	$5,339	$183,112,303	$—	$183,117,642

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the composition of the Fund by revenue source is as follows:

Holding by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	32.4
Utilities	25.4
Health Care	22.5
Other	9.5
Education	3.8
Transportation	2.9
Industrials	1.4
Resource Recovery	0.8
	98.7
Investment Companies	0.0	*
Other Assets & Liabilities, Net	1.3
	100.0

* Represents less than 0.1%.

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

NPFGC	National Public Finance Guarantee Corp.

RAD	Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds – 97.9%
	Par ($)	Value ($)
Education – 2.0%
Education – 2.0%
VA Amherst Industrial Development Authority
Sweet Briar College, Series 2006, 5.000% 09/01/26	1,000,000	979,130
VA College Building Authority
Regent University, Series 2006, 5.000% 06/01/21	1,100,000	1,033,483
Roanoke College, Series 2007, 5.000% 04/01/23	1,000,000	1,036,420
Washington & Lee University, Series 1998, Insured: NPFGC 5.250% 01/01/26	3,115,000	3,642,401
Education Total		6,691,434
Education Total		6,691,434
Health Care – 8.0%
Continuing Care Retirement – 1.6%
VA Fairfax County Economic Development Authority
Goodwin House, Inc., Series 2007, 5.000% 10/01/22	2,500,000	2,507,750
Greenspring Village, Inc., Series 2006 A, 4.750% 10/01/26	2,000,000	1,752,800
VA Henrico County Economic Development Authority
Westminster-Canterbury, Series 2006, 5.000% 10/01/21	1,000,000	1,006,620
Continuing Care Retirement Total		5,267,170
Hospitals – 6.4%
AZ University Medical Center Corp.
Series 2004, 5.250% 07/01/14	1,000,000	1,079,980
VA Fairfax County Industrial Development Authority
Inova Health Systems: Series 1993, Insured: NPFGC 5.250% 08/15/19	1,000,000	1,071,260

	Par ($)	Value ($)
Series 2009 C, 5.000% 05/15/25	1,000,000	1,044,630
VA Fredericksburg Economic Development Authority
Medicorp Health Systems, Series 2007: 5.250% 06/15/18	2,000,000	2,142,920
5.250% 06/15/20	6,495,000	6,906,069
VA Medical College of Virginia Hospital Authority
University Health Services, Series 1998, Insured: NPFGC 4.800% 07/01/11	1,000,000	1,007,310
VA Roanoke Industrial Development Authority
Carilion Health Center, Series 2002 A, Insured: NPFGC 5.250% 07/01/12	4,000,000	4,328,680
VA Small Business Financing Authority
Sentara Healthcare, Series 2010, 4.000% 11/01/16	1,000,000	1,044,710
Wellmont Health Systems, Series 2007 A, 5.125% 09/01/22	710,000	684,383
VA Winchester Industrial Development Authority
Valley Health Systems, Series 2007, 5.000% 01/01/26	1,250,000	1,296,262
WI Health & Educational Facilities Authority
Agnesian Healthcare, Inc., Series 2001, 6.000% 07/01/21	1,000,000	1,007,660
Hospitals Total		21,613,864
Health Care Total		26,881,034
Housing – 2.9%
Multi-Family – 2.9%
VA Housing Development Authority
Series 2000 B, AMT, 5.875% 08/01/15	2,655,000	2,668,673

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
VA Prince William County Industrial Development Authority
CRS Triangle Housing Corp., Series 1998 C, 7.000% 07/01/29	1,040,000	900,318
VA Suffolk Redevelopment & Housing Authority
Windsor Fieldstone LP, Series 2001, 4.850% 07/01/31 (07/01/11) (a)(b)	5,800,000	6,047,544
Multi-Family Total		9,616,535
Housing Total		9,616,535
Industrials – 1.1%
Forest Products & Paper – 0.8%
AL Mobile Industrial Development Board Pollution Control Authority
International Paper Co., Series 1998 B, 4.750% 04/01/10	2,250,000	2,250,000
MS Warren County
International Paper Co., Series 2000 A, AMT, 6.700% 08/01/18	500,000	505,465
Forest Products & Paper Total		2,755,465
Other Industrial Development Bonds – 0.3%
VA Peninsula Ports Authority
Series 2003, GTY AGMT: Dominion Energy 5.000% 10/01/33 (10/01/11) (a)(b)	1,000,000	1,036,730
Other Industrial Development Bonds Total		1,036,730
Industrials Total		3,792,195
Other – 24.3%
Other – 2.8%
VA Norfolk Parking Systems
Series 2005 A, Insured: NPFGC 5.000% 02/01/21	5,170,000	5,174,911

	Par ($)	Value ($)
VA Virginia Beach Development Authority
Series 2005 A, 5.000% 05/01/21	4,000,000	4,317,920
Other Total		9,492,831
Pool/Bond Bank – 15.6%
VA Public School Authority
Series 2004 C, 5.000% 08/01/16	7,425,000	8,488,483
Series 2009: 4.000% 08/01/24	1,000,000	1,007,560
4.000% 08/01/25	2,560,000	2,560,691
5.000% 08/01/16	1,000,000	1,143,230
5.000% 08/01/17	2,000,000	2,288,940
VA Resources Authority
Airports Revolving Fund, Series 2001 A, 5.250% 08/01/18	1,205,000	1,245,536
Clean Water State Revolving Fund: Series 2005: 5.500% 10/01/19	5,180,000	6,179,792
5.500% 10/01/20	3,500,000	4,192,370
5.500% 10/01/21	6,475,000	7,800,109
Series 2008, 5.000% 10/01/29	5,000,000	5,383,450
Series 2009, 5.000% 10/01/17	1,380,000	1,591,457
Virginia Pooled Financing Program: Series 2002 B, 5.000% 11/01/13	1,175,000	1,324,777
Series 2003: 5.000% 11/01/18	1,055,000	1,156,670
5.000% 11/01/19	1,100,000	1,199,627
Series 2005 B, 5.000% 11/01/18	1,030,000	1,159,111
Series 2009 B: 4.000% 11/01/18	5,000,000	5,416,020
Pool/Bond Bank Total		52,137,823
Refunded/Escrowed (c) – 5.9%
MS Hospital Facilities & Equipment Authority
Forrest County General Hospital, Series 2000, Pre-refunded 01/01/11, Insured: AGMC 5.625% 01/01/20	1,285,000	1,346,732

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
VA Biotechnology Research Park Authority
Series 2001, Pre-refunded 09/01/11, 5.125% 09/01/16	1,100,000	1,169,124
VA Hampton
Series 2005 A, Pre-refunded 04/01/15, Insured: NPFGC 5.000% 04/01/18	1,500,000	1,725,435
VA Montgomery County Industrial Development Authority
Series 2000 B, Pre-refunded 01/15/11, Insured: AMBAC 5.500% 01/15/22	2,000,000	2,099,500
VA Resources Authority Infrastructure Authority
Pooled Financing Program: Series 2000 A, Pre-refunded 05/01/11, Insured: NPFGC 5.500% 05/01/21	1,070,000	1,137,153
Series 2003, Pre-refunded 11/01/13: 5.000% 11/01/18	20,000	22,542
5.000% 11/01/19	25,000	28,178
VA Tobacco Settlement Financing Corp.
Series 2005, Refunded to various dates/prices: 5.250% 06/01/19	3,280,000	3,395,423
5.500% 06/01/26	4,250,000	4,751,075
VA Virginia Beach Water & Sewer Authority
Series 2000, Pre-refunded 08/01/10: 5.250% 08/01/17	1,790,000	1,819,678
5.250% 08/01/19	2,035,000	2,068,740
Refunded/Escrowed Total		19,563,580
Other Total		81,194,234
Tax-Backed – 48.5%
Local Appropriated – 10.3%
VA Arlington County Industrial Development Authority
Series 2004: 5.000% 08/01/17	1,205,000	1,336,008
5.000% 08/01/18	1,205,000	1,318,210

	Par ($)	Value ($)
VA Bedford County Economic Development Authority
Series 2006, Insured: NPFGC 5.000% 05/01/15	1,230,000	1,375,718
VA Fairfax County Economic Development Authority
Series 2003, 5.000% 05/15/15	6,260,000	7,105,851
Series 2005 A, 5.000% 04/01/19	1,380,000	1,499,756
Series 2005, 5.000% 01/15/24	2,315,000	2,449,895
Series 2010, 4.000% 04/01/24	1,340,000	1,350,599
VA Hampton Roads Regional Jail Authority
Series 2004, Insured: NPFGC: 5.000% 07/01/14	1,750,000	1,915,673
5.000% 07/01/15	1,685,000	1,818,519
5.000% 07/01/16	1,930,000	2,049,969
VA Henrico County Economic Development Authority
Series 2009 B, 4.500% 08/01/21	1,770,000	1,913,937
VA James City County Economic Development Authority
Series 2006, Insured: AGMC 5.000% 06/15/23	2,000,000	2,137,060
VA Montgomery County Industrial Development Authority
Series 2008, 5.000% 02/01/29	1,000,000	1,044,730
VA New Kent County Economic Development Authority
Series 2006, Insured: AGMC: 5.000% 02/01/15	1,000,000	1,126,130
5.000% 02/01/21	2,075,000	2,225,707
VA Prince William County Industrial Development Authority
Series 2005, 5.250% 02/01/17	1,115,000	1,275,582

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2006 A, Insured: AMBAC: 5.000% 09/01/17	800,000	883,888
5.000% 09/01/21	1,625,000	1,729,358
Local Appropriated Total		34,556,590
Local General Obligations – 21.6%
VA Arlington County
Series 1993, 6.000% 06/01/12	3,285,000	3,646,120
Series 2006, 5.000% 08/01/17	4,000,000	4,566,160
VA Hampton
Series 2004, 5.000% 02/01/15	1,275,000	1,423,232
Series 2010 A, 4.000% 01/15/19	2,000,000	2,149,920
VA Henrico County
Series 2008 A, 5.000% 12/01/21	1,000,000	1,134,610
VA Leesburg
Series 2006 B, Insured: NPFGC 5.000% 09/15/17	1,145,000	1,311,598
VA Loudoun County
Series 1998 B, 5.250% 12/01/15	1,000,000	1,176,790
Series 2005 A, 5.000% 07/01/14	4,000,000	4,577,800
Series 2009 A, 5.000% 07/01/20	1,660,000	1,910,444
Series 2009 B, 4.000% 11/01/14	3,070,000	3,398,060
VA Lynchburg
Series 2009 A: 5.000% 08/01/20	525,000	596,936
5.000% 08/01/21	530,000	598,349
VA Manassas Park
Series 2008, Insured: AGMC 5.000% 01/01/22	1,205,000	1,331,862
VA Newport News
Series 2005 A, 5.250% 01/15/23	1,510,000	1,640,630
Series 2006 B, 5.250% 02/01/18	3,030,000	3,521,011

	Par ($)	Value ($)
Series 2007, 5.250% 07/01/21	2,000,000	2,344,420
Series 2007 B, 5.250% 07/01/20	2,000,000	2,334,820
VA Norfolk
Series 2002 B, Insured: AGMC 5.250% 07/01/11	2,000,000	2,117,440
Series 2005, Insured: NPFGC 5.000% 03/01/15	5,070,000	5,792,576
Series 2010 A, 4.000% 03/01/16	2,000,000	2,167,100
VA Pittsylvania County
Series 2008 B, 5.500% 02/01/23	1,030,000	1,145,504
VA Portsmouth
Series 2003, Insured: AGMC: 5.000% 07/01/17	4,385,000	4,971,932
5.000% 07/01/19	2,060,000	2,241,095
Series 2006 A, Insured: NPFGC 5.000% 07/01/16	1,000,000	1,133,270
VA Richmond
Series 2002, Insured: AGMC 5.250% 07/15/11	2,150,000	2,280,914
Series 2005 A, Insured: AGMC 5.000% 07/15/15	8,840,000	10,196,586
VA Virginia Beach
Series 2004 B: 5.000% 05/01/13	1,305,000	1,455,910
5.000% 05/01/17	1,000,000	1,152,780
Local General Obligations Total		72,317,869
Special Non-Property Tax – 7.9%
IL Metropolitan Pier & Exposition Authority
Series 2002 B, Insured: NPFGC 5.250% 06/15/11	2,500,000	2,634,600
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: FGIC 5.500% 07/01/19	2,500,000	2,583,975

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
VA Greater Richmond Convention Center Authority
Series 2005, Insured: NPFGC: 5.000% 06/15/15	2,480,000	2,718,551
5.000% 06/15/18	3,800,000	4,017,018
5.000% 06/15/25	3,000,000	3,060,360
VA Marquis Community Development Authority
Series 2007, 5.625% 09/01/18	3,000,000	2,506,650
VA Peninsula Town Center Community Development Authority
Series 2007, 6.250% 09/01/24	2,000,000	1,948,080
VA Reynolds Crossing Community Development Authority
Series 2007, 5.100% 03/01/21	2,150,000	1,957,769
VA Watkins Centre Community Development Authority
Series 2007, 5.400% 03/01/20	2,250,000	2,174,557
VA White Oak Village Shops Community Development Authority
Series 2007, 5.300% 03/01/17	2,708,000	2,695,489
Special Non-Property Tax Total		26,297,049
Special Property Tax – 0.9%
VA Fairfax County Economic Development Authority
Series 2004, Insured: NPFGC 5.000% 04/01/24	2,865,000	3,013,722
Special Property Tax Total		3,013,722
State Appropriated – 6.1%
VA Biotechnology Research Partnership Authority
Series 2009, 5.000% 09/01/20	1,565,000	1,763,004
VA College Building Authority
Series 2006 A: 5.000% 09/01/13	2,000,000	2,245,280
5.000% 09/01/14	2,925,000	3,339,209
Series 2009 E-1, 5.000% 02/01/23	1,000,000	1,141,600

	Par ($)	Value ($)
VA Public Building Authority
Series 2005 C, 5.000% 08/01/14	2,000,000	2,280,400
Series 2006 A, 5.000% 08/01/15	4,775,000	5,488,576
Series 2006 B, 4.500% 08/01/26	2,000,000	2,050,860
Series 2009 B, 4.000% 08/01/14	2,000,000	2,197,060
State Appropriated Total		20,505,989
State General Obligations – 1.7%
PR Commonwealth of Puerto Rico
Series 2002 A, Insured: FGIC 5.500% 07/01/17	2,000,000	2,100,940
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 5.500% 07/01/24	3,425,000	3,481,958
State General Obligations Total		5,582,898
Tax-Backed Total		162,274,117
Transportation – 4.2%
Airports – 2.3%
DC Metropolitan Airports Authority
Series 1998 B, AMT, Insured: NPFGC 5.250% 10/01/10	1,000,000	1,008,590
Series 2009 C, 5.000% 10/01/23	3,000,000	3,224,010
Series 2009, 5.000% 10/01/21	3,000,000	3,274,830
Airports Total		7,507,430
Ports – 0.9%
VA Port Authority
Series 2003, AMT, Insured: NPFGC: 5.125% 07/01/14	1,360,000	1,462,231
5.125% 07/01/15	1,430,000	1,522,178
Ports Total		2,984,409
Toll Facilities – 1.0%
DC Metropolitan Airports Authority
Series 2009, Insured: AGO (d) 10/01/23	5,000,000	2,336,700

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2010

Municipal Bonds (continued)
	Par ($)	Value ($)
VA Richmond Metropolitan Authority
Series 1998, Insured: FGIC 5.250% 07/15/17	1,000,000	1,109,310
Toll Facilities Total		3,446,010
Transportation Total		13,937,849
Utilities – 6.9%
Investor Owned – 0.7%
VA Louisa Industrial Development Authority
Virginia Electric & Power Co., Series 2008, 5.375% 11/01/35 (12/02/13) (a)(b)	1,000,000	1,093,770
VA York County Economic Development Authority
Virginia Electric & Power Co., Series 2009 A, 4.050% 05/01/33 (05/01/14) (a)(b)	1,300,000	1,367,600
Investor Owned Total		2,461,370
Municipal Electric – 0.7%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 JJ, Insured: SYNC 5.375% 07/01/16	1,100,000	1,206,403
Series 2007 V, Insured: FGIC 5.250% 07/01/24	1,000,000	1,051,270
Municipal Electric Total		2,257,673
Water & Sewer – 5.5%
VA Fairfax County Water Authority
Series 2005 B, 5.250% 04/01/19	1,835,000	2,141,995
VA Hampton Roads Sanitation District
Series 2007, 5.000% 04/01/22	1,000,000	1,105,720
Series 2008, 5.000% 04/01/24	3,000,000	3,284,250
VA Henrico County Authority
Series 2009 A, 5.000% 05/01/22	1,030,000	1,162,376
Series 2009, 5.000% 05/01/22	1,000,000	1,128,520

	Par ($)	Value ($)
VA Newport News Water Authority
Series 2007, Insured: AGMC 5.000% 06/01/19	1,035,000	1,139,846
VA Richmond Public Utility Authority
Series 2007, Insured: AGMC 4.500% 01/15/21	1,000,000	1,064,210
VA Spotsylvania County
Series 2007, Insured: AGMC 5.000% 06/01/19	1,030,000	1,146,802
VA Upper Occoquan Sewage Authority
Series 1995 A, Insured: NPFGC 5.150% 07/01/20	1,295,000	1,493,265
Series 2003, Insured: AGMC 5.000% 07/01/13	1,640,000	1,835,242
Series 2005, Insured: AGMC 5.000% 07/01/21	2,640,000	2,849,774
Water & Sewer Total		18,352,000
Utilities Total		23,071,043
Total Municipal Bonds (cost of $315,629,070)		327,458,441
Investment Companies – 1.2%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%) (e)(f)	1,987,000	1,987,000
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.090%)	1,916,944	1,916,944
Total Investment Companies (cost of $3,903,944)		3,903,944
Total Investments – 99.1% (cost of $319,533,014) (g)		331,362,385
Other Assets & Liabilities, Net – 0.9%		3,047,524
Net Assets – 100.0%		334,409,909

See Accompanying Notes to Financial Statements.

Columbia Virginia Intermediate Municipal Bond Fund

March 31, 2010

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.148%)	$7,223,000	$72,667,666	$77,903,666	$15,458	$1,987,000

(f)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(g)  Cost for federal income tax purposes is $319,529,183.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$327,458,441	$—	$327,458,441
Total Investment Companies	3,903,944	—	—	3,903,944
Total Investments	$3,903,944	$327,458,441	$—	$331,362,385

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	48.5
Other	24.3
Health Care	8.0
Utilities	6.9
Transportation	4.2
Housing	2.9
Education	2.0
Industrials	1.1
97.9
Investment Companies	1.2
Other Assets & Liabilities, Net	0.9
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

GTY AGMT	Guaranty Agreement

NPFGC	National Public Finance Guarantee Corp.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Municipal Bond Funds
March 31, 2010

	($)	($)	($)	($)
	Columbia Short Term Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Assets
Unaffiliated investments, at identified cost	2,475,218,064	214,245,979	128,664,936	154,660,174
Affiliated investments, at identified cost	8,152,375	8,127,933	631,338	2,037,000
Total investments, at identified cost	2,483,370,439	222,373,912	129,296,274	156,697,174
Unaffiliated investments, at value	2,510,479,951	219,213,377	132,062,725	159,191,296
Affiliated investments, at value	8,152,375	8,127,933	631,338	2,037,000
Total investments, at value	2,518,632,326	227,341,310	132,694,063	161,228,296
Cash	404	158	35	700
Receivable for:
Investments sold	57,507,598	1,888,965	—	—
Fund shares sold	11,728,482	91,635	27,752	341,658
Interest	25,671,621	2,875,290	1,766,399	1,977,693
Expense reimbursement due from investment advisor	—	16,712	14,417	23,607
Prepaid expenses	23,735	2,895	1,346	1,653
Total Assets	2,613,564,166	232,216,965	134,504,012	163,573,607
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	38,127,420	4,169,320	—	—
Fund shares repurchased	6,715,438	52,625	77,204	124,640
Distributions	2,327,273	591,947	314,417	381,761
Investment advisory fee	572,171	77,485	46,649	55,684
Administration fee	318,536	22,985	12,579	15,627
Pricing and bookkeeping fees	19,209	9,250	6,754	7,207
Transfer agent fee	84,066	3,483	1,551	2,679
Trustees' fees	53,077	34,091	63,326	69,077
Audit fee	28,347	29,948	26,348	26,799
Custody fee	9,067	1,939	1,995	1,914
Distribution and service fees	154,278	4,700	8,217	9,162
Chief compliance officer expenses	400	183	173	149
Other liabilities	53,374	19,833	20,227	24,222
Total Liabilities	48,462,656	5,017,789	579,440	718,921
Net Assets	2,565,101,510	227,199,176	133,924,572	162,854,686
Net Assets Consist of
Paid-in capital	2,540,409,021	222,857,540	131,315,656	162,916,024
Undistributed (overdistributed) net investment income	73,550	(35,128)	171,096	222,956
Accumulated net realized loss	(10,642,948)	(590,634)	(959,969)	(4,815,416)
Net unrealized appreciation (depreciation) on investments	35,261,887	4,967,398	3,397,789	4,531,122
Net Assets	2,565,101,510	227,199,176	133,924,572	162,854,686

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia North Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund
Assets
Unaffiliated investments, at identified cost	202,720,051	177,127,978	317,546,014
Affiliated investments, at identified cost	551,000	1,000	1,987,000
Total investments, at identified cost	203,271,051	177,128,978	319,533,014
Unaffiliated investments, at value	208,128,615	183,116,642	329,375,385
Affiliated investments, at value	551,000	1,000	1,987,000
Total investments, at value	208,679,615	183,117,642	331,362,385
Cash	993	1,820,658	329
Receivable for:
Investments sold	—	—	—
Fund shares sold	349,025	83,069	125,297
Interest	2,869,552	2,388,327	4,217,969
Expense reimbursement due from investment advisor	25,845	17,076	20,200
Prepaid expenses	1,997	2,006	3,314
Total Assets	211,927,027	187,428,778	335,729,494
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	—	—	—
Fund shares repurchased	53,774	1,129,850	223,816
Distributions	477,434	504,082	792,585
Investment advisory fee	72,240	65,300	115,362
Administration fee	21,224	18,877	35,772
Pricing and bookkeeping fees	8,525	7,766	10,834
Transfer agent fee	3,478	2,507	4,335
Trustees' fees	67,841	64,932	67,999
Audit fee	26,800	29,650	29,650
Custody fee	2,122	1,840	2,360
Distribution and service fees	11,355	14,134	14,574
Chief compliance officer expenses	152	171	190
Other liabilities	21,992	17,465	22,108
Total Liabilities	766,937	1,856,574	1,319,585
Net Assets	211,160,090	185,572,204	334,409,909
Net Assets Consist of
Paid-in capital	208,989,403	181,275,870	322,885,483
Undistributed (overdistributed) net investment income	677,205	1,119,407	859,995
Accumulated net realized loss	(3,915,082)	(2,811,737)	(1,164,940)
Net unrealized appreciation (depreciation) on investments	5,408,564	5,988,664	11,829,371
Net Assets	211,160,090	185,572,204	334,409,909

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Municipal Bond Funds
March 31, 2010

	Columbia Short Term Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Class A
Net assets	$485,403,569	$14,059,285	$19,432,662	$27,422,706
Shares outstanding	46,018,488	1,445,686	1,836,951	2,603,996
Net asset value per share (a)	$10.55	$9.72	$10.58	$10.53
Maximum sales charge	1.00%	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.66	$10.05	$10.94	$10.88
Class B
Net assets	$331,134	$218,313	$885,532	$929,178
Shares outstanding	31,392	22,487	83,661	88,172
Net asset value and offering price per share (a)	$10.55	$9.71	$10.58	$10.54
Class C
Net assets	$58,529,335	$1,875,378	$3,566,702	$3,268,563
Shares outstanding	5,548,357	193,000	337,079	310,376
Net asset value and offering price per share (a)	$10.55	$9.72	$10.58	$10.53
Class Z
Net assets	$2,020,837,472	$211,046,200	$110,039,676	$131,234,239
Shares outstanding	191,567,103	21,757,083	10,402,081	12,459,344
Net asset value, offering and redemption price per share	$10.55	$9.70	$10.58	$10.53

See Accompanying Notes to Financial Statements.

	Columbia North Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund
Class A
Net assets	$33,307,455	$24,126,239	$51,856,804
Shares outstanding	3,273,789	2,371,564	4,738,254
Net asset value per share (a)	$10.17	$10.17	$10.94
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.51	$10.51	$11.31
Class B
Net assets	$1,259,840	$1,175,411	$1,575,153
Shares outstanding	123,846	115,481	143,870
Net asset value and offering price per share (a)	$10.17	$10.18	$10.95
Class C
Net assets	$3,797,473	$9,299,547	$2,499,214
Shares outstanding	373,297	913,549	228,296
Net asset value and offering price per share (a)	$10.17	$10.18	$10.95
Class Z
Net assets	$172,795,322	$150,971,007	$278,478,738
Shares outstanding	16,995,075	14,835,618	25,447,519
Net asset value, offering and redemption price per share	$10.17	$10.18	$10.94

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – Municipal Bond Funds
For the Year Ended March 31, 2010

	($)	($)	($)	($)
	Columbia Short Term Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Investment Income
Interest	47,102,188	8,983,598	5,286,716	6,545,767
Dividends	—	—	9,569	14,305
Dividends from affiliates	151,149	13,099	8,537	13,697
Total Investment Income	47,253,337	8,996,697	5,304,822	6,573,769
Expenses
Investment advisory fee	5,376,376	877,537	531,704	649,165
Administration fee	2,935,466	258,160	141,447	181,093
Distribution fee:
Class B	3,281	1,855	9,036	11,470
Class C	381,034	11,515	22,158	19,721
Service fee:
Class B	1,094	618	3,015	3,828
Class C	127,022	3,839	7,386	6,571
Distribution and service fees:
Class A	940,719	43,341	43,782	64,534
Transfer agent fee	791,708	17,239	10,827	16,338
Pricing and bookkeeping fees	184,672	89,890	68,821	74,271
Trustees' fees	48,146	41,116	45,937	51,858
Custody fee	57,437	10,776	11,493	12,070
Legal fees	57,699	55,626	55,970	59,268
Chief compliance officer expenses	1,471	654	656	631
Other expenses	497,559	70,017	64,062	70,583
Expenses before interest expense	11,403,684	1,482,183	1,016,294	1,221,401
Interest expense	504	—	—	—
Total Expenses	11,404,188	1,482,183	1,016,294	1,221,401
Fees waived or expenses reimbursed by investment advisor	(223,599)	(249,629)	(221,167)	(249,129)
Expense reductions	(208)	(2)	(1)	(2)
Net Expenses	11,180,381	1,232,552	795,126	972,270
Net Investment Income	36,072,956	7,764,145	4,509,696	5,601,499
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	159,968	(603,780)	129,577	(2,377,473)
Net change in unrealized appreciation (depreciation) on investments	15,106,965	9,108,635	4,826,475	9,226,271
Net Gain	15,266,933	8,504,855	4,956,052	6,848,798
Net Increase Resulting from Operations	51,339,889	16,269,000	9,465,748	12,450,297

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia North Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund
Investment Income
Interest	8,180,844	8,413,489	13,136,752
Dividends	16,854	17,804	15,722
Dividends from affiliates	15,071	16,746	15,458
Total Investment Income	8,212,769	8,448,039	13,167,932
Expenses
Investment advisory fee	807,714	810,122	1,332,156
Administration fee	234,514	235,422	411,604
Distribution fee:
Class B	12,236	12,402	14,232
Class C	28,699	58,377	16,153
Service fee:
Class B	4,079	4,126	4,759
Class C	9,566	19,458	5,385
Distribution and service fees:
Class A	71,879	58,148	127,074
Transfer agent fee	20,698	17,098	27,636
Pricing and bookkeeping fees	84,310	81,480	107,431
Trustees' fees	51,898	46,256	46,896
Custody fee	13,522	12,700	15,456
Legal fees	57,608	54,740	54,954
Chief compliance officer expenses	584	679	738
Other expenses	67,027	69,085	79,129
Expenses before interest expense	1,464,334	1,480,093	2,243,603
Interest expense	—	—	—
Total Expenses	1,464,334	1,480,093	2,243,603
Fees waived or expenses reimbursed by investment advisor	(259,947)	(247,880)	(298,704)
Expense reductions	(2)	(7)	(3)
Net Expenses	1,204,385	1,232,206	1,944,896
Net Investment Income	7,008,384	7,215,833	11,223,036
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(509,896)	(1,425)	(712,903)
Net change in unrealized appreciation (depreciation) on investments	7,819,262	6,852,647	12,093,012
Net Gain	7,309,366	6,851,222	11,380,109
Net Increase Resulting from Operations	14,317,750	14,067,055	22,603,145

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Municipal Bond Funds

Increase (Decrease) in Net Assets	Columbia Short Term Municipal Bond Fund		Columbia California Intermediate Municipal Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income	36,072,956	23,240,927	7,764,145	7,970,248
Net realized gain (loss) on investments and futures contracts	159,968	542,351	(603,780)	366,781
Net change in unrealized appreciation (depreciation) on investments and futures contracts	15,106,965	12,405,544	9,108,635	(4,977,824)
Net increase resulting from operations	51,339,889	36,188,822	16,269,000	3,359,205
Distributions to Shareholders
From net investment income:
Class A	(5,907,846)	(2,152,022)	(577,687)	(559,349)
Class B	(3,989)	(10,741)	(6,372)	(10,395)
Class C	(425,275)	(383,425)	(39,246)	(30,096)
Class Z	(29,735,846)	(20,694,739)	(7,140,840)	(7,370,408)
From net realized gains:
Class A	—	—	(16,678)	—
Class B	—	—	(187)	—
Class C	—	—	(1,026)	—
Class Z	—	—	(143,875)	—
Total distributions to shareholders	(36,072,956)	(23,240,927)	(7,925,911)	(7,970,248)
Net Capital Stock Transactions	1,262,297,659	707,418,602	11,140,052	(6,324,395)
Increase from Regulatory Settlements	1,276	—	—	—
Total increase (decrease) in net assets	1,277,565,868	720,366,497	19,483,141	(10,935,438)
Net Assets
Beginning of period	1,287,535,642	567,169,145	207,716,035	218,651,473
End of period	2,565,101,510	1,287,535,642	227,199,176	207,716,035
Undistributed (overdistributed) net investment income at end of period	73,550	85,971	(35,128)	(14,480)

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Georgia Intermediate Municipal Bond Fund		Columbia Maryland Intermediate Municipal Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income	4,509,696	4,919,415	5,601,499	6,292,537
Net realized gain (loss) on investments and futures contracts	129,577	(185,833)	(2,377,473)	(10,315)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,826,475	(2,299,656)	9,226,271	(5,825,104)
Net increase resulting from operations	9,465,748	2,433,926	12,450,297	457,118
Distributions to Shareholders
From net investment income:
Class A	(560,391)	(552,000)	(842,997)	(908,786)
Class B	(29,733)	(36,818)	(39,020)	(72,909)
Class C	(71,706)	(56,719)	(65,708)	(53,194)
Class Z	(3,847,866)	(4,273,877)	(4,653,775)	(5,257,636)
From net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class Z	—	—	—	—
Total distributions to shareholders	(4,509,696)	(4,919,414)	(5,601,500)	(6,292,525)
Net Capital Stock Transactions	394,560	7,195,864	1,451,169	(3,806,532)
Increase from Regulatory Settlements	—	—	—	—
Total increase (decrease) in net assets	5,350,612	4,710,376	8,299,966	(9,641,939)
Net Assets
Beginning of period	128,573,960	123,863,584	154,554,720	164,196,659
End of period	133,924,572	128,573,960	162,854,686	154,554,720
Undistributed (overdistributed) net investment income at end of period	171,096	172,663	222,956	208,629

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Municipal Bond Funds

Increase (Decrease) in Net Assets	Columbia North Carolina Intermediate Municipal Bond Fund		Columbia South Carolina Intermediate Municipal Bond Fund
	Year Ended March 31,		Year Ended March 31,
	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income	7,008,384	7,382,687	7,215,833	8,246,457
Net realized loss on investments and futures contracts	(509,896)	(2,405,036)	(1,425)	(1,367,326)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	7,819,262	(3,265,358)	6,852,647	(2,871,938)
Net increase resulting from operations	14,317,750	1,712,293	14,067,055	4,007,193
Distributions to Shareholders
From net investment income:
Class A	(940,744)	(847,988)	(788,201)	(700,511)
Class B	(41,658)	(71,614)	(43,672)	(63,665)
Class C	(97,172)	(102,774)	(204,902)	(171,277)
Class Z	(5,928,809)	(6,360,311)	(6,179,058)	(7,311,004)
Total distributions to shareholders	(7,008,383)	(7,382,687)	(7,215,833)	(8,246,457)
Net Capital Stock Transactions	11,137,493	15,694,418	(25,872,504)	13,874,047
Total increase (decrease) in net assets	18,446,860	10,024,024	(19,021,282)	9,634,783
Net Assets
Beginning of period	192,713,230	182,689,206	204,593,486	194,958,703
End of period	211,160,090	192,713,230	185,572,204	204,593,486
Undistributed net investment income at end of period	677,205	717,222	1,119,407	1,124,937

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Virginia Intermediate Municipal Bond Fund
	Year Ended March 31,
	2010 ($)	2009 ($)
Operations
Net investment income	11,223,036	12,380,943
Net realized loss on investments and futures contracts	(712,903)	(407,079)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	12,093,012	(2,854,350)
Net increase resulting from operations	22,603,145	9,119,514
Distributions to Shareholders
From net investment income:
Class A	(1,611,250)	(1,683,739)
Class B	(46,449)	(62,062)
Class C	(51,913)	(39,200)
Class Z	(9,513,424)	(10,595,942)
Total distributions to shareholders	(11,223,036)	(12,380,943)
Net Capital Stock Transactions	3,365,566	(16,895,867)
Total increase (decrease) in net assets	14,745,675	(20,157,296)
Net Assets
Beginning of period	319,664,234	339,821,530
End of period	334,409,909	319,664,234
Undistributed net investment income at end of period	859,995	820,990

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Short Term Municipal Bond Fund				Columbia California Intermediate Municipal Bond Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009		Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	40,601,310	427,132,076	19,930,004	206,796,669	483,750	4,620,287	1,844,715	17,378,739
Distributions reinvested	414,761	4,366,715	139,273	1,443,595	43,349	415,676	41,642	388,888
Redemptions	(15,035,039)	(158,399,815)	(3,127,041)	(32,395,580)	(1,057,393)	(10,175,520)	(1,330,553)	(12,378,073)
Net increase (decrease)	25,981,032	273,098,976	16,942,236	175,844,684	(530,294)	(5,139,557)	555,804	5,389,554
Class B
Subscriptions	—	—	—	—	23	221	3,512	33,480
Distributions reinvested	361	3,794	936	9,663	219	2,094	539	5,038
Redemptions	(12,797)	(135,133)	(16,703)	(172,440)	(15,078)	(142,192)	(16,738)	(155,294)
Net decrease	(12,436)	(131,339)	(15,767)	(162,777)	(14,836)	(139,877)	(12,687)	(116,776)
Class C
Subscriptions	3,720,975	39,124,683	2,022,611	20,989,551	109,932	1,070,384	33,822	318,212
Distributions reinvested	21,795	229,301	21,223	219,383	877	8,503	845	7,921
Redemptions	(1,325,966)	(13,975,192)	(347,568)	(3,587,558)	(31,284)	(305,059)	(54,128)	(486,780)
Net increase (decrease)	2,416,804	25,378,792	1,696,266	17,621,376	79,525	773,828	(19,461)	(160,647)
Class Z
Subscriptions	163,803,147	1,724,078,530	72,691,805	753,481,395	6,030,327	57,994,921	7,156,774	67,054,696
Distributions reinvested	262,626	2,765,331	129,294	1,337,745	65,061	624,637	50,850	474,057
Redemptions	(72,404,339)	(762,892,631)	(23,269,675)	(240,703,821)	(4,473,766)	(42,973,900)	(8,525,283)	(78,965,279)
Net increase (decrease)	91,661,434	963,951,230	49,551,424	514,115,319	1,621,622	15,645,658	(1,317,659)	(11,436,526)

See Accompanying Notes to Financial Statements.

	Columbia Georgia Intermediate Municipal Bond Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	519,795	5,467,850	291,847	3,010,289
Distributions reinvested	35,742	376,489	36,138	366,790
Redemptions	(172,235)	(1,826,548)	(202,462)	(2,037,721)
Net increase (decrease)	383,302	4,017,791	125,523	1,339,358
Class B
Subscriptions	9,049	93,766	12,081	121,592
Distributions reinvested	2,312	24,342	2,909	29,563
Redemptions	(51,914)	(550,367)	(22,528)	(232,314)
Net decrease	(40,553)	(432,259)	(7,538)	(81,159)
Class C
Subscriptions	230,495	2,418,784	81,961	829,370
Distributions reinvested	3,883	40,983	2,825	28,680
Redemptions	(103,530)	(1,072,642)	(55,413)	(557,602)
Net increase (decrease)	130,848	1,387,125	29,373	300,448
Class Z
Subscriptions	1,551,458	16,301,234	2,894,844	29,493,066
Distributions reinvested	10,762	113,395	10,022	101,598
Redemptions	(2,003,923)	(20,992,726)	(2,395,061)	(23,957,447)
Net increase (decrease)	(441,703)	(4,578,097)	509,805	5,637,217

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Maryland Intermediate Municipal Bond Fund				Columbia North Carolina Intermediate Municipal Bond Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009		Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	459,976	4,837,296	447,987	4,569,177	1,182,078	11,995,911	653,910	6,368,006
Distributions reinvested	61,434	644,916	70,001	711,465	73,398	745,118	66,237	652,634
Redemptions	(250,909)	(2,643,212)	(522,116)	(5,210,398)	(354,419)	(3,593,240)	(570,354)	(5,586,411)
Net increase (decrease)	270,501	2,839,000	(4,128)	70,244	901,057	9,147,789	149,793	1,434,229
Class B
Subscriptions	445	4,667	16,836	170,835	8,987	89,797	10,159	100,795
Distributions reinvested	2,372	24,864	4,686	47,664	2,839	28,763	5,152	50,834
Redemptions	(134,682)	(1,408,921)	(58,877)	(606,577)	(84,053)	(852,174)	(83,999)	(829,111)
Net decrease	(131,865)	(1,379,390)	(37,355)	(388,078)	(72,227)	(733,614)	(68,688)	(677,482)
Class C
Subscriptions	188,231	1,987,840	65,252	659,486	111,489	1,130,922	145,478	1,456,451
Distributions reinvested	5,148	54,083	4,575	46,405	4,318	43,832	3,739	36,665
Redemptions	(95,577)	(1,009,407)	(10,253)	(102,092)	(117,514)	(1,196,223)	(82,611)	(812,301)
Net increase (decrease)	97,802	1,032,516	59,574	603,799	(1,707)	(21,469)	66,606	680,815
Class Z
Subscriptions	2,836,340	29,758,810	2,549,180	25,976,912	4,615,577	46,761,349	6,316,700	62,728,062
Distributions reinvested	17,904	187,830	13,986	142,261	32,514	329,596	30,046	295,549
Redemptions	(2,953,816)	(30,987,597)	(2,981,733)	(30,211,670)	(4,396,215)	(44,346,158)	(4,944,550)	(48,766,755)
Net increase (decrease)	(99,572)	(1,040,957)	(418,567)	(4,092,497)	251,876	2,744,787	1,402,196	14,256,856

See Accompanying Notes to Financial Statements.

	Columbia South Carolina Intermediate Municipal Bond Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	452,624	4,557,470	1,100,014	10,742,158
Distributions reinvested	34,175	346,148	45,293	445,346
Redemptions	(540,186)	(5,413,883)	(319,914)	(3,155,774)
Net increase (decrease)	(53,387)	(510,265)	825,393	8,031,730
Class B
Subscriptions	4,052	40,272	11,137	109,262
Distributions reinvested	2,997	30,312	4,452	43,840
Redemptions	(92,474)	(935,553)	(41,202)	(403,247)
Net decrease	(85,425)	(864,969)	(25,613)	(250,145)
Class C
Subscriptions	360,994	3,661,805	148,653	1,452,415
Distributions reinvested	8,931	90,549	8,543	84,044
Redemptions	(80,493)	(820,500)	(102,115)	(1,009,857)
Net increase (decrease)	289,432	2,931,854	55,081	526,602
Class Z
Subscriptions	2,791,722	28,125,140	5,686,633	56,567,951
Distributions reinvested	34,920	352,958	30,814	302,797
Redemptions	(5,523,432)	(55,907,222)	(5,267,849)	(51,304,888)
Net increase (decrease)	(2,696,790)	(27,429,124)	449,598	5,565,860

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Virginia Intermediate Municipal Bond Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	672,637	7,332,775	842,605	8,854,922
Distributions reinvested	100,572	1,097,331	106,894	1,121,887
Redemptions	(573,018)	(6,279,940)	(933,362)	(9,649,914)
Net increase	200,191	2,150,166	16,137	326,895
Class B
Subscriptions	6,934	75,488	17,167	179,600
Distributions reinvested	2,355	25,657	3,436	36,058
Redemptions	(75,392)	(821,354)	(39,099)	(417,198)
Net decrease	(66,103)	(720,209)	(18,496)	(201,540)
Class C
Subscriptions	80,863	885,276	91,631	966,909
Distributions reinvested	3,508	38,255	2,998	31,438
Redemptions	(35,678)	(387,391)	(5,864)	(62,068)
Net increase	48,693	536,140	88,765	936,279
Class Z
Subscriptions	4,784,155	52,070,723	4,972,861	52,309,597
Distributions reinvested	25,325	276,557	17,929	188,069
Redemptions	(4,677,774)	(50,947,811)	(6,745,293)	(70,455,167)
Net increase (decrease)	131,706	1,399,469	(1,754,503)	(17,957,501)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$10.46	$10.32	$10.17	$10.14	$10.21
Income from Investment Operations:
Net investment income (b)	0.17	0.27	0.32	0.30	0.22
Net realized and unrealized gain (loss) on investments	0.09	0.15	0.15	0.03	(0.04)
Total from investment operations	0.26	0.42	0.47	0.33	0.18
Less Distributions to Shareholders:
From net investment income	(0.17)	(0.28)	(0.32)	(0.30)	(0.25)
Increase from regulatory settlements	— (c)	—	—	—	—
Net Asset Value, End of Period	$10.55	$10.46	$10.32	$10.17	$10.14
Total return (d)(e)	2.53%	4.14%	4.66%	3.30%	1.80%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.72%	0.65%	0.65%	0.65%	0.65%
Interest expense (g)	—%	—%	—%	—%	—%
Net expenses (f)	0.72%	0.65%	0.65%	0.65%	0.65%
Waiver/Reimbursement	0.01%	0.07%	0.11%	0.11%	0.08%
Net investment income (f)	1.57%	2.60%	3.09%	2.95%	2.47%
Portfolio turnover rate	62%	94%	73%	98%	13%
Net assets, end of period (000s)	$485,404	$209,539	$31,952	$32,855	$52,003

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$10.46	$10.32	$10.17	$10.14	$10.21
Income from Investment Operations:
Net investment income (b)	0.10	0.20	0.24	0.22	0.16
Net realized and unrealized gain (loss) on investments	0.08	0.14	0.15	0.03	(0.05)
Total from investment operations	0.18	0.34	0.39	0.25	0.11
Less Distributions to Shareholders:
From net investment income	(0.09)	(0.20)	(0.24)	(0.22)	(0.18)
Increase from regulatory settlements	— (c)	—	—	—	—
Net Asset Value, End of Period	$10.55	$10.46	$10.32	$10.17	$10.14
Total return (d)(e)	1.77%	3.37%	3.88%	2.54%	1.04%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.47%	1.40%	1.40%	1.40%	1.40%
Interest expense (g)	—%	—%	—%	—%	—%
Net expenses (f)	1.47%	1.40%	1.40%	1.40%	1.40%
Waiver/Reimbursement	0.01%	0.07%	0.11%	0.11%	0.08%
Net investment income (f)	0.91%	1.98%	2.35%	2.20%	1.72%
Portfolio turnover rate	62%	94%	73%	98%	13%
Net assets, end of period (000s)	$331	$458	$615	$739	$904

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$10.46	$10.32	$10.17	$10.14	$10.21
Income from Investment Operations:
Net investment income (b)	0.09	0.20	0.24	0.22	0.16
Net realized and unrealized gain (loss) on investments	0.09	0.14	0.15	0.03	(0.05)
Total from investment operations	0.18	0.34	0.39	0.25	0.11
Less Distributions to Shareholders:
From net investment income	(0.09)	(0.20)	(0.24)	(0.22)	(0.18)
Increase from regulatory settlements	— (c)	—	—	—	—
Net Asset Value, End of Period	$10.55	$10.46	$10.32	$10.17	$10.14
Total return (d)(e)	1.76%	3.37%	3.88%	2.53%	1.04%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.47%	1.40%	1.40%	1.40%	1.40%
Interest expense (g)	—%	—%	—%	—%	—%
Net expenses (f)	1.47%	1.40%	1.40%	1.40%	1.40%
Waiver/Reimbursement	0.01%	0.07%	0.11%	0.11%	0.08%
Net investment income (f)	0.84%	1.92%	2.35%	2.20%	1.72%
Portfolio turnover rate	62%	94%	73%	98%	13%
Net assets, end of period (000s)	$58,529	$32,750	$14,816	$16,549	$22,848

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Short Term Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$10.46	$10.32	$10.17	$10.14	$10.21
Income from Investment Operations:
Net investment income (b)	0.19	0.30	0.34	0.32	0.25
Net realized and unrealized gain (loss) on investments	0.10	0.15	0.15	0.04	(0.04)
Total from investment operations	0.29	0.45	0.49	0.36	0.21
Less Distributions to Shareholders:
From net investment income	(0.20)	(0.31)	(0.34)	(0.33)	(0.28)
Increase from regulatory settlements	— (c)	—	—	—	—
Net Asset Value, End of Period	$10.55	$10.46	$10.32	$10.17	$10.14
Total return (d)(e)	2.79%	4.41%	4.92%	3.56%	2.05%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.47%	0.40%	0.40%	0.40%	0.40%
Interest expense (g)	—%	—%	—%	—%	—%
Net expenses (f)	0.47%	0.40%	0.40%	0.40%	0.40%
Waiver/Reimbursement	0.01%	0.07%	0.11%	0.11%	0.08%
Net investment income (f)	1.83%	2.94%	3.34%	3.20%	2.72%
Portfolio turnover rate	62%	94%	73%	98%	13%
Net assets, end of period (000s)	$2,020,837	$1,044,788	$519,786	$380,532	$529,770

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$9.34	$9.50	$9.63		$9.49	$9.63
Income from Investment Operations:
Net investment income (b)	0.32	0.31	0.33		0.33	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.39	(0.16)	(0.13)		0.14	(0.08)
Total from investment operations	0.71	0.15	0.20		0.47	0.23
Less Distributions to Shareholders:
From net investment income	(0.32)	(0.31)	(0.33)		(0.33)	(0.32)
From net realized gains	(0.01)	—	—		—	(0.05)
Total distributions to shareholders	(0.33)	(0.31)	(0.33)		(0.33)	(0.37)
Net Asset Value, End of Period	$9.72	$9.34	$9.50		$9.63	$9.49
Total return (c)(d)	7.65%	1.65%	2.08%		5.00%	2.37%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.79%	0.75%	0.75%		0.75%	0.75%
Interest expense	—	—	—	%(f)	—	—	%(f)
Net expenses (e)	0.79%	0.75%	0.75%		0.75%	0.75%
Waiver/Reimbursement	0.11%	0.13%	0.16%		0.20%	0.18%
Net investment income (e)	3.34%	3.33%	3.40%		3.41%	3.30%
Portfolio turnover rate	25%	19%	5%		13%	35%
Net assets, end of period (000s)	$14,059	$18,463	$13,488		$9,108	$7,145

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$9.34	$9.49	$9.62		$9.48	$9.62
Income from Investment Operations:
Net investment income (b)	0.25	0.24	0.26		0.26	0.24
Net realized and unrealized gain (loss) on investments and futures contracts	0.37	(0.15)	(0.14)		0.14	(0.08)
Total from investment operations	0.62	0.09	0.12		0.40	0.16
Less Distributions to Shareholders:
From net investment income	(0.24)	(0.24)	(0.25)		(0.26)	(0.25)
From net realized gains	(0.01)	—	—		—	(0.05)
Total distributions to shareholders	(0.25)	(0.24)	(0.25)		(0.26)	(0.30)
Net Asset Value, End of Period	$9.71	$9.34	$9.49		$9.62	$9.48
Total return (c)(d)	6.74%	1.00%	1.32%		4.22%	1.61%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.54%	1.50%	1.50%		1.50%	1.50%
Interest expense	—	—	—	%(f)	—	—	%(f)
Net expenses (e)	1.54%	1.50%	1.50%		1.50%	1.50%
Waiver/Reimbursement	0.11%	0.13%	0.16%		0.20%	0.18%
Net investment income (e)	2.58%	2.58%	2.69%		2.67%	2.55%
Portfolio turnover rate	25%	19%	5%		13%	35%
Net assets, end of period (000s)	$218	$348	$475		$874	$1,258

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$9.35	$9.50	$9.63		$9.49	$9.63
Income from Investment Operations:
Net investment income (b)	0.25	0.24	0.26		0.26	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	0.37	(0.15)	(0.14)		0.14	(0.09)
Total from investment operations	0.62	0.09	0.12		0.40	0.16
Less Distributions to Shareholders:
From net investment income	(0.24)	(0.24)	(0.25)		(0.26)	(0.25)
From net realized gains	(0.01)	—	—		—	(0.05)
Total distributions to shareholders	(0.25)	(0.24)	(0.25)		(0.26)	(0.30)
Net Asset Value, End of Period	$9.72	$9.35	$9.50		$9.63	$9.49
Total return (c)(d)	6.74%	1.00%	1.31%		4.22%	1.61%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.54%	1.50%	1.50%		1.50%	1.50%
Interest expense	—	—	—	%(f)	—	—	%(f)
Net expenses (e)	1.54%	1.50%	1.50%		1.50%	1.50%
Waiver/Reimbursement	0.11%	0.13%	0.16%		0.20%	0.18%
Net investment income (e)	2.55%	2.58%	2.67%		2.67%	2.55%
Portfolio turnover rate	25%	19%	5%		13%	35%
Net assets, end of period (000s)	$1,875	$1,061	$1,263		$1,274	$1,339

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia California Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$9.33	$9.48	$9.61		$9.47	$9.61
Income from Investment Operations:
Net investment income (b)	0.34	0.34	0.35		0.35	0.34
Net realized and unrealized gain (loss) on investments and futures contracts	0.38	(0.15)	(0.13)		0.14	(0.09)
Total from investment operations	0.72	0.19	0.22		0.49	0.25
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.34)	(0.35)		(0.35)	(0.34)
From net realized gains	(0.01)	—	—		—	(0.05)
Total distributions to shareholders	(0.35)	(0.34)	(0.35)		(0.35)	(0.39)
Net Asset Value, End of Period	$9.70	$9.33	$9.48		$9.61	$9.47
Total return (c)(d)	7.82%	2.02%	2.33%		5.27%	2.63%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.54%	0.50%	0.50%		0.50%	0.50%
Interest expense	—	—	—	%(f)	—	—	%(f)
Net expenses (e)	0.54%	0.50%	0.50%		0.50%	0.50%
Waiver/Reimbursement	0.11%	0.13%	0.16%		0.20%	0.18%
Net investment income (e)	3.56%	3.58%	3.66%		3.67%	3.55%
Portfolio turnover rate	25%	19%	5%		13%	35%
Net assets, end of period (000s)	$211,046	$187,844	$203,426		$132,921	$122,286

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$10.18	$10.35	$10.54		$10.51	$10.66
Income from Investment Operations:
Net investment income (b)	0.34	0.37	0.40		0.40	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.40	(0.17)	(0.19)		0.03	(0.15)
Total from investment operations	0.74	0.20	0.21		0.43	0.25
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.37)	(0.40)		(0.40)	(0.40)
Net Asset Value, End of Period	$10.58	$10.18	$10.35		$10.54	$10.51
Total return (c)(d)	7.31%	2.04%	2.00%		4.20%	2.38%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.78%	0.75%	0.75%		0.75%	0.75%
Interest expense	—	—	—	%(f)	—	—	%(f)
Net expenses (e)	0.78%	0.75%	0.75%		0.75%	0.75%
Waiver/Reimbursement	0.17%	0.17%	0.20%		0.21%	0.19%
Net investment income (e)	3.20%	3.67%	3.80%		3.84%	3.79%
Portfolio turnover rate	22%	22%	28%		26%	12%
Net assets, end of period (000s)	$19,433	$14,801	$13,742		$15,574	$17,913

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$10.19	$10.35	$10.55		$10.52	$10.67
Income from Investment Operations:
Net investment income (b)	0.26	0.30	0.32		0.33	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.39	(0.16)	(0.20)		0.03	(0.15)
Total from investment operations	0.65	0.14	0.12		0.36	0.17
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.30)	(0.32)		(0.33)	(0.32)
Net Asset Value, End of Period	$10.58	$10.19	$10.35		$10.55	$10.52
Total return (c)(d)	6.41%	1.38%	1.15%		3.43%	1.62%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.53%	1.50%	1.50%		1.50%	1.50%
Interest expense	—	—	—	%(f)	—	—	%(f)
Net expenses (e)	1.53%	1.50%	1.50%		1.50%	1.50%
Waiver/Reimbursement	0.17%	0.17%	0.20%		0.21%	0.19%
Net investment income (e)	2.47%	2.92%	3.05%		3.09%	3.04%
Portfolio turnover rate	22%	22%	28%		26%	12%
Net assets, end of period (000s)	$886	$1,266	$1,364		$1,960	$2,581

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$10.18	$10.35	$10.55		$10.51	$10.66
Income from Investment Operations:
Net investment income (b)	0.26	0.30	0.32		0.33	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.40	(0.17)	(0.20)		0.04	(0.15)
Total from investment operations	0.66	0.13	0.12		0.37	0.17
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.30)	(0.32)		(0.33)	(0.32)
Net Asset Value, End of Period	$10.58	$10.18	$10.35		$10.55	$10.51
Total return (c)(d)	6.51%	1.28%	1.14%		3.52%	1.62%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.53%	1.50%	1.50%		1.50%	1.50%
Interest expense	—	—	—	%(f)	—	—	%(f)
Net expenses (e)	1.53%	1.50%	1.50%		1.50%	1.50%
Waiver/Reimbursement	0.17%	0.17%	0.20%		0.21%	0.19%
Net investment income (e)	2.42%	2.92%	3.05%		3.09%	3.04%
Portfolio turnover rate	22%	22%	28%		26%	12%
Net assets, end of period (000s)	$3,567	$2,100	$1,830		$1,877	$2,189

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Georgia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009	2008		2007	2006 (a)
Net Asset Value, Beginning of Period	$10.18	$10.35	$10.54		$10.51	$10.66
Income from Investment Operations:
Net investment income (b)	0.36	0.40	0.42		0.43	0.43
Net realized and unrealized gain (loss) on investments and futures contracts	0.40	(0.17)	(0.19)		0.03	(0.15)
Total from investment operations	0.76	0.23	0.23		0.46	0.28
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.40)	(0.42)		(0.43)	(0.43)
Net Asset Value, End of Period	$10.58	$10.18	$10.35		$10.54	$10.51
Total return (c)(d)	7.58%	2.30%	2.26%		4.46%	2.63%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.53%	0.50%	0.50%		0.50%	0.50%
Interest expense	—	—	—	%(f)	—	—	%(f)
Net expenses (e)	0.53%	0.50%	0.50%		0.50%	0.50%
Waiver/Reimbursement	0.17%	0.17%	0.20%		0.21%	0.19%
Net investment income (e)	3.46%	3.92%	4.05%		4.09%	4.04%
Portfolio turnover rate	22%	22%	28%		26%	12%
Net assets, end of period (000s)	$110,040	$110,408	$106,927		$100,541	$102,259

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$10.08	$10.44	$10.63	$10.57		$10.78
Income from Investment Operations:
Net investment income (b)	0.34	0.38	0.39	0.40		0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.45	(0.36)	(0.19)	0.06		(0.22)
Total from investment operations	0.79	0.02	0.20	0.46		0.17
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.38)	(0.39)	(0.40)		(0.38)
Net Asset Value, End of Period	$10.53	$10.08	$10.44	$10.63		$10.57
Total return (c)(d)	7.93%	0.26%	1.96%	4.46%		1.59%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.79%	0.75%	0.75%	0.75%		0.75%
Interest expense	—	—	—	—	%(f)	—	%(f)
Net expenses (e)	0.79%	0.75%	0.75%	0.75%		0.75%
Waiver/Reimbursement	0.15%	0.15%	0.16%	0.17%		0.16%
Net investment income (e)	3.26%	3.76%	3.74%	3.81%		3.59%
Portfolio turnover rate	23%	11%	8%	20%		24%
Net assets, end of period (000s)	$27,423	$23,530	$24,405	$24,730		$28,877

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$10.09	$10.45	$10.64	$10.57		$10.78
Income from Investment Operations:
Net investment income (b)	0.27	0.31	0.32	0.33		0.30
Net realized and unrealized gain (loss) on investments and futures contracts	0.45	(0.36)	(0.19)	0.06		(0.21)
Total from investment operations	0.72	(0.05)	0.13	0.39		0.09
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.31)	(0.32)	(0.32)		(0.30)
Net Asset Value, End of Period	$10.54	$10.09	$10.45	$10.64		$10.57
Total return (c)(d)	7.13%	(0.48)%	1.20%	3.78%		0.83%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.54%	1.50%	1.50%	1.50%		1.50%
Interest expense	—	—	—	—	%(f)	—	%(f)
Net expenses (e)	1.54%	1.50%	1.50%	1.50%		1.50%
Waiver/Reimbursement	0.15%	0.15%	0.16%	0.17%		0.16%
Net investment income (e)	2.56%	3.01%	3.00%	3.07%		2.84%
Portfolio turnover rate	23%	11%	8%	20%		24%
Net assets, end of period (000s)	$929	$2,220	$2,689	$4,159		$7,825

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$10.08	$10.44	$10.63	$10.57		$10.78
Income from Investment Operations:
Net investment income (b)	0.26	0.31	0.32	0.32		0.30
Net realized and unrealized gain (loss) on investments and futures contracts	0.45	(0.36)	(0.19)	0.06		(0.21)
Total from investment operations	0.71	(0.05)	0.13	0.38		0.09
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.31)	(0.32)	(0.32)		(0.30)
Net Asset Value, End of Period	$10.53	$10.08	$10.44	$10.63		$10.57
Total return (c)(d)	7.12%	(0.49)%	1.20%	3.68%		0.83%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.54%	1.50%	1.50%	1.50%		1.50%
Interest expense	—	—	—	—	%(f)	—	%(f)
Net expenses (e)	1.54%	1.50%	1.50%	1.50%		1.50%
Waiver/Reimbursement	0.15%	0.15%	0.16%	0.17%		0.16%
Net investment income (e)	2.49%	3.02%	2.99%	3.06%		2.84%
Portfolio turnover rate	23%	11%	8%	20%		24%
Net assets, end of period (000s)	$3,269	$2,143	$1,597	$1,767		$1,979

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Maryland Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$10.09	$10.44	$10.63	$10.57		$10.78
Income from Investment Operations:
Net investment income (b)	0.37	0.41	0.42	0.43		0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.44	(0.35)	(0.19)	0.06		(0.21)
Total from investment operations	0.81	0.06	0.23	0.49		0.20
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.41)	(0.42)	(0.43)		(0.41)
Net Asset Value, End of Period	$10.53	$10.09	$10.44	$10.63		$10.57
Total return (c)(d)	8.09%	0.61%	2.21%	4.72%		1.84%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.54%	0.50%	0.50%	0.50%		0.50%
Interest expense	—	—	—	—	%(f)	—	%(f)
Net expenses (e)	0.54%	0.50%	0.50%	0.50%		0.50%
Waiver/Reimbursement	0.15%	0.15%	0.16%	0.17%		0.16%
Net investment income (e)	3.52%	4.01%	3.99%	4.06%		3.84%
Portfolio turnover rate	23%	11%	8%	20%		24%
Net assets, end of period (000s)	$131,234	$126,661	$135,506	$141,094		$148,553

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$9.79	$10.08	$10.38	$10.40	$10.56
Income from Investment Operations:
Net investment income (b)	0.33	0.37	0.39	0.40	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.38	(0.29)	(0.30)	0.03	(0.16)
Total from investment operations	0.71	0.08	0.09	0.43	0.25
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.37)	(0.39)	(0.39)	(0.41)
From net realized gains	—	—	— (c)	(0.06)	—
Total distributions to shareholders	(0.33)	(0.37)	(0.39)	(0.45)	(0.41)
Net Asset Value, End of Period	$10.17	$9.79	$10.08	$10.38	$10.40
Total return (d)(e)	7.34%	0.87%	0.84%	4.23%	2.37%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.78%	0.75%	0.75%	0.75%	0.75%
Waiver/Reimbursement	0.13%	0.14%	0.16%	0.18%	0.17%
Net investment income (f)	3.27%	3.79%	3.73%	3.80%	3.89%
Portfolio turnover rate	15%	20%	25%	17%	16%
Net assets, end of period (000s)	$33,307	$23,236	$22,399	$18,705	$19,155

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$9.79	$10.08	$10.38	$10.39	$10.56
Income from Investment Operations:
Net investment income (b)	0.26	0.30	0.31	0.32	0.33
Net realized and unrealized gain (loss) on investments and futures contracts	0.38	(0.29)	(0.30)	0.04	(0.17)
Total from investment operations	0.64	0.01	0.01	0.36	0.16
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.30)	(0.31)	(0.31)	(0.33)
From net realized gains	—	—	— (c)	(0.06)	—
Total distributions to shareholders	(0.26)	(0.30)	(0.31)	(0.37)	(0.33)
Net Asset Value, End of Period	$10.17	$9.79	$10.08	$10.38	$10.39
Total return (d)(e)	6.55%	0.13%	0.09%	3.55%	1.51%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.53%	1.50%	1.50%	1.50%	1.50%
Waiver/Reimbursement	0.13%	0.14%	0.16%	0.18%	0.17%
Net investment income (f)	2.56%	3.04%	2.99%	3.05%	3.14%
Portfolio turnover rate	15%	20%	25%	17%	16%
Net assets, end of period (000s)	$1,260	$1,920	$2,668	$3,776	$4,478

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$9.79	$10.08	$10.38	$10.40	$10.56
Income from Investment Operations:
Net investment income (b)	0.26	0.30	0.31	0.32	0.33
Net realized and unrealized gain (loss) on investments and futures contracts	0.38	(0.29)	(0.30)	0.03	(0.16)
Total from investment operations	0.64	0.01	0.01	0.35	0.17
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.30)	(0.31)	(0.31)	(0.33)
From net realized gains	—	—	— (c)	(0.06)	—
Total distributions to shareholders	(0.26)	(0.30)	(0.31)	(0.37)	(0.33)
Net Asset Value, End of Period	$10.17	$9.79	$10.08	$10.38	$10.40
Total return (d)(e)	6.55%	0.12%	0.09%	3.45%	1.60%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.53%	1.50%	1.50%	1.50%	1.50%
Waiver/Reimbursement	0.13%	0.14%	0.16%	0.18%	0.17%
Net investment income (f)	2.54%	3.04%	2.99%	3.05%	3.14%
Portfolio turnover rate	15%	20%	25%	17%	16%
Net assets, end of period (000s)	$3,797	$3,672	$3,108	$3,760	$4,650

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia North Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$9.79	$10.07	$10.38	$10.39	$10.56
Income from Investment Operations:
Net investment income (b)	0.36	0.40	0.41	0.42	0.43
Net realized and unrealized gain (loss) on investments and futures contracts	0.38	(0.28)	(0.31)	0.05	(0.16)
Total from investment operations	0.74	0.12	0.10	0.47	0.27
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.40)	(0.41)	(0.42)	(0.44)
From net realized gains	—	—	— (c)	(0.06)	—
Total distributions to shareholders	(0.36)	(0.40)	(0.41)	(0.48)	(0.44)
Net Asset Value, End of Period	$10.17	$9.79	$10.07	$10.38	$10.39
Total return (d)(e)	7.61%	1.22%	0.99%	4.59%	2.53%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.53%	0.50%	0.50%	0.50%	0.50%
Waiver/Reimbursement	0.13%	0.14%	0.16%	0.18%	0.17%
Net investment income (f)	3.54%	4.03%	3.99%	4.05%	4.14%
Portfolio turnover rate	15%	20%	25%	17%	16%
Net assets, end of period (000s)	$172,795	$163,885	$154,515	$155,432	$138,854

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$9.84	$10.01	$10.27	$10.25		$10.46
Income from Investment Operations:
Net investment income (b)	0.34	0.37	0.39	0.39		0.43
Net realized and unrealized gain (loss) on investments and futures contracts	0.33	(0.17)	(0.25)	0.06		(0.17)
Total from investment operations	0.67	0.20	0.14	0.45		0.26
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.37)	(0.38)	(0.38)		(0.40)
From net realized gains	—	—	(0.02)	(0.05)		(0.07)
Total distributions to shareholders	(0.34)	(0.37)	(0.40)	(0.43)		(0.47)
Net Asset Value, End of Period	$10.17	$9.84	$10.01	$10.27		$10.25
Total return (c)(d)	6.91%	2.09%	1.39%	4.50%		2.46%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.78%	0.75%	0.75%	0.75%		0.75%
Interest expense	—	—	—	—	%(f)	—	%(f)
Net expenses (e)	0.78%	0.75%	0.75%	0.75%		0.75%
Waiver/Reimbursement	0.13%	0.13%	0.15%	0.17%		0.14%
Net investment income (e)	3.39%	3.76%	3.78%	3.77%		3.78%
Portfolio turnover rate	16%	21%	13%	15%		11%
Net assets, end of period (000s)	$24,126	$23,865	$16,007	$17,443		$18,855

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$9.85	$10.01	$10.27	$10.25		$10.46
Income from Investment Operations:
Net investment income (b)	0.27	0.30	0.31	0.31		0.34
Net realized and unrealized gain (loss) on investments and futures contracts	0.33	(0.16)	(0.24)	0.07		(0.16)
Total from investment operations	0.60	0.14	0.07	0.38		0.18
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.30)	(0.31)	(0.31)		(0.32)
From net realized gains	—	—	(0.02)	(0.05)		(0.07)
Total distributions to shareholders	(0.27)	(0.30)	(0.33)	(0.36)		(0.39)
Net Asset Value, End of Period	$10.18	$9.85	$10.01	$10.27		$10.25
Total return (c)(d)	6.12%	1.43%	0.64%	3.72%		1.70%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.53%	1.50%	1.50%	1.50%		1.50%
Interest expense	—	—	—	—	%(f)	—	%(f)
Net expenses (e)	1.53%	1.50%	1.50%	1.50%		1.50%
Waiver/Reimbursement	0.13%	0.13%	0.15%	0.17%		0.14%
Net investment income (e)	2.64%	3.03%	3.03%	3.02%		3.03%
Portfolio turnover rate	16%	21%	13%	15%		11%
Net assets, end of period (000s)	$1,175	$1,978	$2,268	$2,866		$4,135

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$9.85	$10.01	$10.28	$10.26		$10.47
Income from Investment Operations:
Net investment income (b)	0.27	0.30	0.31	0.31		0.34
Net realized and unrealized gain (loss) on investments and futures contracts	0.33	(0.16)	(0.26)	0.07		(0.16)
Total from investment operations	0.60	0.14	0.05	0.38		0.18
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.30)	(0.30)	(0.31)		(0.32)
From net realized gains	—	—	(0.02)	(0.05)		(0.07)
Total distributions to shareholders	(0.27)	(0.30)	(0.32)	(0.36)		(0.39)
Net Asset Value, End of Period	$10.18	$9.85	$10.01	$10.28		$10.26
Total return (c)(d)	6.11%	1.43%	0.54%	3.72%		1.70%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.53%	1.50%	1.50%	1.50%		1.50%
Interest expense	—	—	—	—	%(f)	—	%(f)
Net expenses (e)	1.53%	1.50%	1.50%	1.50%		1.50%
Waiver/Reimbursement	0.13%	0.13%	0.15%	0.17%		0.14%
Net investment income (e)	2.63%	3.02%	3.03%	3.02%		3.03%
Portfolio turnover rate	16%	21%	13%	15%		11%
Net assets, end of period (000s)	$9,300	$6,146	$5,697	$6,324		$7,060

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia South Carolina Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$9.84	$10.01	$10.27	$10.25		$10.46
Income from Investment Operations:
Net investment income (b)	0.37	0.40	0.41	0.41		0.46
Net realized and unrealized gain (loss) on investments and futures contracts	0.34	(0.17)	(0.24)	0.07		(0.18)
Total from investment operations	0.71	0.23	0.17	0.48		0.28
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.40)	(0.41)	(0.41)		(0.42)
From net realized gains	—	—	(0.02)	(0.05)		(0.07)
Total distributions to shareholders	(0.37)	(0.40)	(0.43)	(0.46)		(0.49)
Net Asset Value, End of Period	$10.18	$9.84	$10.01	$10.27		$10.25
Total return (c)(d)	7.28%	2.34%	1.65%	4.76%		2.71%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.53%	0.50%	0.50%	0.50%		0.50%
Interest expense	—	—	—	—	%(f)	—	%(f)
Net expenses (e)	0.53%	0.50%	0.50%	0.50%		0.50%
Waiver/Reimbursement	0.13%	0.13%	0.15%	0.17%		0.14%
Net investment income (e)	3.64%	4.03%	4.03%	4.01%		4.03%
Portfolio turnover rate	16%	21%	13%	15%		11%
Net assets, end of period (000s)	$150,971	$172,604	$170,987	$157,399		$160,021

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$10.57	$10.65	$10.73	$10.67		$10.86
Income from Investment Operations:
Net investment income (b)	0.35	0.37	0.38	0.38		0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.37	(0.08)	(0.08)	0.11		(0.18)
Total from investment operations	0.72	0.29	0.30	0.49		0.20
Less Distributions to Shareholders:
From net investment income	(0.35)	(0.37)	(0.38)	(0.38)		(0.38)
From net realized gains	—	—	— (c)	(0.05)		(0.01)
Total distributions to shareholders	(0.35)	(0.37)	(0.38)	(0.43)		(0.39)
Net Asset Value, End of Period	$10.94	$10.57	$10.65	$10.73		$10.67
Total return (d)(e)	6.83%	2.83%	2.85%	4.64%		1.88%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.78%	0.75%	0.75%	0.75%		0.75%
Interest expense	—	—	—	—	%(g)	—	%(g)
Net expenses (f)	0.78%	0.75%	0.75%	0.75%		0.75%
Waiver/Reimbursement	0.09%	0.11%	0.12%	0.13%		0.12%
Net investment income (f)	3.17%	3.54%	3.51%	3.55%		3.54%
Portfolio turnover rate	12%	12%	12%	22%		30%
Net assets, end of period (000s)	$51,857	$47,970	$48,158	$48,924		$53,054

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$10.57	$10.65	$10.73	$10.67		$10.86
Income from Investment Operations:
Net investment income (b)	0.27	0.29	0.30	0.30		0.30
Net realized and unrealized gain (loss) on investments and futures contracts	0.37	(0.08)	(0.08)	0.11		(0.18)
Total from investment operations	0.64	0.21	0.22	0.41		0.12
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.29)	(0.30)	(0.30)		(0.30)
From net realized gains	—	—	— (c)	(0.05)		(0.01)
Total distributions to shareholders	(0.26)	(0.29)	(0.30)	(0.35)		(0.31)
Net Asset Value, End of Period	$10.95	$10.57	$10.65	$10.73		$10.67
Total return (d)(e)	6.14%	2.07%	2.08%	3.86%		1.12%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.53%	1.50%	1.50%	1.50%		1.50%
Interest expense	—	—	—	—	%(g)	—	%(g)
Net expenses (f)	1.53%	1.50%	1.50%	1.50%		1.50%
Waiver/Reimbursement	0.09%	0.11%	0.12%	0.13%		0.12%
Net investment income (f)	2.44%	2.80%	2.77%	2.80%		2.79%
Portfolio turnover rate	12%	12%	12%	22%		30%
Net assets, end of period (000s)	$1,575	$2,220	$2,434	$3,119		$4,360

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$10.57	$10.65	$10.73	$10.67		$10.86
Income from Investment Operations:
Net investment income (b)	0.26	0.29	0.30	0.30		0.30
Net realized and unrealized gain (loss) on investments and futures contracts	0.38	(0.08)	(0.08)	0.11		(0.18)
Total from investment operations	0.64	0.21	0.22	0.41		0.12
Less Distributions to Shareholders:
From net investment income	(0.26)	(0.29)	(0.30)	(0.30)		(0.30)
From net realized gains	—	—	— (c)	(0.05)		(0.01)
Total distributions to shareholders	(0.26)	(0.29)	(0.30)	(0.35)		(0.31)
Net Asset Value, End of Period	$10.95	$10.57	$10.65	$10.73		$10.67
Total return (d)(e)	6.13%	2.07%	2.08%	3.86%		1.12%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.53%	1.50%	1.50%	1.50%		1.50%
Interest expense	—	—	—	—	%(g)	—	%(g)
Net expenses (f)	1.53%	1.50%	1.50%	1.50%		1.50%
Waiver/Reimbursement	0.09%	0.11%	0.12%	0.13%		0.12%
Net investment income (f)	2.41%	2.79%	2.77%	2.80%		2.79%
Portfolio turnover rate	12%	12%	12%	22%		30%
Net assets, end of period (000s)	$2,499	$1,898	$967	$1,340		$1,450

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Virginia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009	2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$10.57	$10.65	$10.73	$10.67		$10.86
Income from Investment Operations:
Net investment income (b)	0.37	0.40	0.40	0.41		0.44
Net realized and unrealized gain (loss) on investments and futures contracts	0.37	(0.08)	(0.07)	0.10		(0.21)
Total from investment operations	0.74	0.32	0.33	0.51		0.23
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.40)	(0.41)	(0.40)		(0.41)
From net realized gains	—	—	— (c)	(0.05)		(0.01)
Total distributions to shareholders	(0.37)	(0.40)	(0.41)	(0.45)		(0.42)
Net Asset Value, End of Period	$10.94	$10.57	$10.65	$10.73		$10.67
Total return (d)(e)	7.10%	3.09%	3.10%	4.90%		2.13%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.53%	0.50%	0.50%	0.50%		0.50%
Interest expense	—	—	—	—	%(g)	—	%(g)
Net expenses (f)	0.53%	0.50%	0.50%	0.50%		0.50%
Waiver/Reimbursement	0.09%	0.11%	0.12%	0.13%		0.12%
Net investment income (f)	3.42%	3.80%	3.76%	3.80%		3.79%
Portfolio turnover rate	12%	12%	12%	22%		30%
Net assets, end of period (000s)	$278,479	$267,576	$288,262	$273,728		$266,292

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Municipal Bond Funds
March 31, 2010

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each, a "Fund" and collectively, the "Funds"):

Columbia Short Term Municipal Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund is a non-diversified fund. Each of the other Funds operates as a diversified fund.

Investment Objectives

Columbia Short Term Municipal Bond Fund seeks current income exempt from federal income tax, consistent with minimal fluctuation of principal. Each of the Intermediate Municipal Bond Funds seeks current income exempt from federal income tax and the respective state individual income tax, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments in Class B shares from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund, and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 1.00% for Columbia Short Term Municipal Bond Fund and 3.25% for the Intermediate Municipal Bond Funds, based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares of the Intermediate Municipal Bond Funds are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares of the Intermediate Municipal Bond Funds will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Municipal Bond Funds, March 31, 2010 (continued)

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Funds may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital

Municipal Bond Funds, March 31, 2010 (continued)

gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

	Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
Columbia Short Term Municipal Bond Fund	$(12,421)	$13,697	$(1,276)
Columbia California Intermediate Municipal Bond Fund	(20,648)	20,648	—
Columbia Georgia Intermediate Municipal Bond Fund	(1,567)	1,567	—
Columbia Maryland Intermediate Municipal Bond Fund	14,328	(14,328)	—
Columbia North Carolina Intermediate Municipal Bond Fund	(40,018)	40,018	—
Columbia South Carolina Intermediate Municipal Bond Fund	(5,530)	5,530	—
Columbia Virginia Intermediate Municipal Bond Fund	39,005	(39,005)	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Columbia Short Term Municipal Bond Fund	$36,039,799	$33,157	$—
Columbia California Intermediate Municipal Bond Fund	7,781,315	3,073	141,523
Columbia Georgia Intermediate Municipal Bond Fund	4,506,122	3,574	—
Columbia Maryland Intermediate Municipal Bond Fund	5,494,650	106,849	—
Columbia North Carolina Intermediate Municipal Bond Fund	6,939,301	69,082	—
Columbia South Carolina Intermediate Municipal Bond Fund	7,126,807	89,026	—
Columbia Virginia Intermediate Municipal Bond Fund	11,077,237	145,799	—

Municipal Bond Funds, March 31, 2010 (continued)

	March 31, 2009
	Tax-Exempt Income	Ordinary Income*
Columbia Short Term Municipal Bond Fund	$23,172,325	$68,602
Columbia California Intermediate Municipal Bond Fund	7,949,291	20,957
Columbia Georgia Intermediate Municipal Bond Fund	4,874,897	44,517
Columbia Maryland Intermediate Municipal Bond Fund	6,225,289	67,236
Columbia North Carolina Intermediate Municipal Bond Fund	7,317,552	65,135
Columbia South Carolina Intermediate Municipal Bond Fund	7,942,017	304,440
Columbia Virginia Intermediate Municipal Bond Fund	12,368,344	12,599

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Short Term Municipal Bond Fund	$2,400,823	$—	$—	$35,261,887
Columbia California Intermediate Municipal Bond Fund	532,050	—	—	5,005,313
Columbia Georgia Intermediate Municipal Bond Fund	485,512	—	—	3,397,789
Columbia Maryland Intermediate Municipal Bond Fund	418,689	—	—	4,717,151
Columbia North Carolina Intermediate Municipal Bond Fund	1,124,337	—	—	5,438,865
Columbia South Carolina Intermediate Municipal Bond Fund	1,393,391	—	—	6,218,762
Columbia Virginia Intermediate Municipal Bond Fund	1,648,749	—	—	11,833,202

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to market discount accretion on debt securities.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Short Term Municipal Bond Fund	$36,283,115	$(1,021,228)	$35,261,887
Columbia California Intermediate Municipal Bond Fund	6,917,228	(1,911,915)	5,005,313
Columbia Georgia Intermediate Municipal Bond Fund	4,082,173	(684,384)	3,397,789
Columbia Maryland Intermediate Municipal Bond Fund	6,500,040	(1,782,889)	4,717,151
Columbia North Carolina Intermediate Municipal Bond Fund	6,770,699	(1,331,834)	5,438,865
Columbia South Carolina Intermediate Municipal Bond Fund	6,763,713	(544,951)	6,218,762
Columbia Virginia Intermediate Municipal Bond Fund	14,209,212	(2,376,010)	11,833,202

Municipal Bond Funds, March 31, 2010 (continued)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2011	2012	2013	2014	2015	2016	2017	2018	Total
Columbia Short Term Municipal Bond Fund	$10,024	$397,238	$2,170,497	$3,786,208	$3,090,745	$1,181,270	$—	$—	$10,635,982
Columbia California Intermediate Municipal Bond Fund	—	—	—	—	—	—	—	549,741	549,741
Columbia Georgia Intermediate Municipal Bond Fund	728,393	—	—	—	—	—	—	231,576	959,969
Columbia Maryland Intermediate Municipal Bond Fund	421,787	—	828,332	901,428	271,557	—	511	2,323,465	4,747,080
Columbia North Carolina Intermediate Municipal Bond Fund	—	—	—	—	—	—	1,049,117	2,838,774	3,887,891
Columbia South Carolina Intermediate Municipal Bond Fund	—	—	—	—	—	317,772	952,549	1,541,416	2,811,737
Columbia Virginia Intermediate Municipal Bond Fund	—	—	—	—	—	—	72,197	1,092,743	1,164,940

Capital loss carryforwards utilized during the year ended March 31, 2010 were as follows:

Capital Losses Utilized
Columbia Short Term Municipal Bond Fund	$180,631

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, post-October capital losses attributed to security transactions deferred to April 1, 2010 were as follows:

Capital Losses Deferred
Columbia Short Term Municipal Bond Fund	$6,966
Columbia California Intermediate Municipal Bond Fund	54,039
Capital Losses Deferred
Columbia Maryland Intermediate Municipal Bond Fund	$68,336

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax

Municipal Bond Funds, March 31, 2010 (continued)

returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	Fees on Average Net Assets
	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
All Funds (except Columbia Short Term Municipal Bond Fund)	0.40%	0.35%	0.32%	0.29%	0.28%	0.27%
Columbia Short Term Municipal Bond Fund	0.30%	0.25%	0.25%	0.25%	0.25%	0.25%

For the year ended March 31, 2010, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia Short Term Municipal Bond Fund	0.26%
Columbia California Intermediate Municipal Bond Fund	0.40%
Columbia Georgia Intermediate Municipal Bond Fund	0.40%
Columbia Maryland Intermediate Municipal Bond Fund	0.40%
Columbia North Carolina Intermediate Municipal Bond Fund	0.40%
Columbia South Carolina Intermediate Municipal Bond Fund	0.40%
Columbia Virginia Intermediate Municipal Bond Fund	0.40%

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise Financial"). The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the "Closing").

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Funds. RiverSource Investments, LLC (the "New Advisor"), a subsidiary of Ameriprise Financial, will become the investment advisor of the Funds upon the Closing. On March 3, 2010, the Funds' shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. In light of the Transaction, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Municipal Bond Funds, March 31, 2010 (continued)

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee from each Fund, computed daily and paid monthly, at the annual rate of 0.15% of each Fund's average daily net assets less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Funds under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Funds' portfolio securities, incurred by Columbia in the performance of services under the Services Agreement.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

RiverSource Service Corporation (the "New Transfer Agent"), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Funds.

Municipal Bond Funds, March 31, 2010 (continued)

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended March 31, 2010, the Distributor retained net underwriting discounts on the sale of Class A shares and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Short Term Municipal Bond Fund	$84,273	$178,061	$—	$30,159
Columbia California Intermediate Municipal Bond Fund	1,454	2,559	991	828
Columbia Georgia Intermediate Municipal Bond Fund	3,025	—	582	462
Columbia Maryland Intermediate Municipal Bond Fund	6,775	—	485	—
Columbia North Carolina Intermediate Municipal Bond Fund	3,098	10,223	713	409
Columbia South Carolina Intermediate Municipal Bond Fund	361	24,394	—	322
Columbia Virginia Intermediate Municipal Bond Fund	3,230	—	698	970

RiverSource Fund Distributors, Inc. (the "New Distributor"), a subsidiary of Ameriprise Financial, will become the distributor of the Funds upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for the Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Fee Waivers and Expense Reimbursements

Effective August 1, 2009, Columbia voluntarily agreed to reimburse a portion of the Funds' expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance

Municipal Bond Funds, March 31, 2010 (continued)

credits from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia Short Term Municipal Bond Fund	0.50%
Columbia California Intermediate Municipal Bond Fund	0.55%
Columbia Georgia Intermediate Municipal Bond Fund	0.55%
Columbia Maryland Intermediate Municipal Bond Fund	0.55%
Columbia North Carolina Intermediate Municipal Bond Fund	0.55%
Columbia South Carolina Intermediate Municipal Bond Fund	0.55%
Columbia Virginia Intermediate Municipal Bond Fund	0.55%

Columbia, in its discretion, may revise or discontinue these arrangements at any time. Prior to August 1, 2009, Columbia contractually agreed to bear a portion of the Funds' expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, did not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia Short Term Municipal Bond Fund	0.40%
Columbia California Intermediate Municipal Bond Fund	0.50%
Columbia Georgia Intermediate Municipal Bond Fund	0.50%
Columbia Maryland Intermediate Municipal Bond Fund	0.50%
Columbia North Carolina Intermediate Municipal Bond Fund	0.50%
Columbia South Carolina Intermediate Municipal Bond Fund	0.50%
Columbia Virginia Intermediate Municipal Bond Fund	0.50%

Columbia is entitled to recover from the Funds any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under this arrangement if such recovery does not cause the Funds' expenses to exceed the expense limitations in effect at the time of recovery. Upon the Closing, the New Advisor will be entitled to recover any fees waived and/or expenses reimbursed to the Funds in the same manner.

At March 31, 2010, the amounts potentially recoverable pursuant to this arrangement are as follows:

	Amount of potential recovery expiring March 31,			Total potential	Amount expired	Amount recovered during the year ended
	2013	2012	2011	recovery	3/31/10	3/31/10
Columbia Short Term Municipal Bond Fund	$223,599	$602,386	$470,889	$1,296,874	$554,470	$—
Columbia California Intermediate Municipal Bond Fund	249,629	299,298	245,824	794,751	269,630	—
Columbia Georgia Intermediate Municipal Bond Fund	221,167	212,433	246,888	680,488	251,480	—
Columbia Maryland Intermediate Municipal Bond Fund	249,129	239,429	267,402	755,960	292,639	—
Columbia North Carolina Intermediate Municipal Bond Fund	259,947	259,156	293,196	812,299	305,301	—
Columbia South Carolina Intermediate Municipal Bond Fund	247,880	267,234	273,304	788,418	316,287	—
Columbia Virginia Intermediate Municipal Bond Fund	298,704	367,033	386,045	1,051,782	429,520	—

Municipal Bond Funds, March 31, 2010 (continued)

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of Assets and Liabilities.

Other

Certain Funds have made investments of cash balances in Columbia Tax-Exempt Reserves and/or Columbia California Tax-Exempt Reserves, pursuant to an exemptive order received from, and to a rule adopted by, the Securities and Exchange Commission. The income earned by each Fund from such investments is included as "Dividends from affiliates" on the Statements of Operations. As an investing fund, each fund indirectly bears its proportionate share of the expenses of the underlying Funds.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended March 31, 2010, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Short Term Municipal Bond Fund	$208
Columbia California Intermediate Municipal Bond Fund	2
Columbia Georgia Intermediate Municipal Bond Fund	1
Columbia Maryland Intermediate Municipal Bond Fund	2
Columbia North Carolina Intermediate Municipal Bond Fund	2
Columbia South Carolina Intermediate Municipal Bond Fund	7
Columbia Virginia Intermediate Municipal Bond Fund	3

Note 6. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Short Term Municipal Bond Fund	$2,387,901,363	$1,208,858,581
Columbia California Intermediate Municipal Bond Fund	61,703,760	52,763,099
Columbia Georgia Intermediate Municipal Bond Fund	34,426,764	27,707,058
Columbia Maryland Intermediate Municipal Bond Fund	41,604,840	34,896,794
Columbia North Carolina Intermediate Municipal Bond Fund	55,305,641	28,754,619

Municipal Bond Funds, March 31, 2010 (continued)

	Purchases	Sales
Columbia South Carolina Intermediate Municipal Bond Fund	$30,145,274	$37,855,052
Columbia Virginia Intermediate Municipal Bond Fund	48,736,968	36,784,686

Note 7. Regulatory Settlements

As of March 31, 2010, Columbia Short Term Municipal Bond Fund had received payments of $1,276 relating to certain regulatory settlements with third parties that the Fund had participated in during the period. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

Note 8. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, Columbia Short Term Municipal Bond Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowings existed was $24,500,000 at a weighted average interest rate of 0.74%.

Note 9. Shares of Beneficial Interest

As of March 31, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Short Term Municipal Bond Fund	68.8
Columbia California Intermediate Municipal Bond Fund	85.0
Columbia Georgia Intermediate Municipal Bond Fund	78.8
Columbia Maryland Intermediate Municipal Bond Fund	76.5
Columbia North Carolina Intermediate Municipal Bond Fund	75.1
Columbia South Carolina Intermediate Municipal Bond Fund	74.9
Columbia Virginia Intermediate Municipal Bond Fund	78.1

As of March 31, 2010, no other shareholders owned more than 5% of the outstanding shares of each Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

Non-Diversified Risk

Columbia Maryland Intermediate Municipal Bond Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk

Municipal Bond Funds, March 31, 2010 (continued)

that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Geographic Concentration Risk

A Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

Concentration of Credit Risk

Each of the Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At March 31, 2010, private insurers who insured greater than 5% of the total net assets of the Funds were as follows:

Columbia Short Term Municipal Bond Fund

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	7.6
Ambac Assurance Corp.	5.8
Assured Guaranty Municipal Corp.	7.8

Columbia California Intermediate Municipal Bond Fund

Insurer	% of Total Net Assets
Ambac Assurance Corp.	13.2
Assured Guaranty Municipal Corp.	12.9
Financial Guaranty Insurance Corp.	9.1
National Public Finance Guarantee Corp.	5.9
Assured Guaranty Ltd.	5.2

Columbia Georgia Intermediate Municipal Bond Fund

Insurer	% of Total Net Assets
Assured Guaranty Municipal Corp.	21.1
National Public Finance Guarantee Corp.	15.5
Ambac Assurance Corp.	8.5

Columbia Maryland Intermediate Municipal Bond Fund

Insurer	% of Total Net Assets
Financial Guaranty Insurance Corp.	8.4
Ambac Assurance Corp.	5.5
Assured Guaranty Municipal Corp.	5.2

Columbia North Carolina Intermediate Municipal Bond Fund

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	12.3
Assured Guaranty Municipal Corp.	8.4
Ambac Assurance Corp.	7.4
Assured Guaranty Ltd.	5.5

Columbia South Carolina Intermediate Municipal Bond Fund

Insurer	% of Total Net Assets
Assured Guaranty Municipal Corp.	28.9
National Public Finance Guarantee Corp.	7.6
Ambac Assurance Corp.	7.4
Assured Guaranty Ltd.	6.8

Columbia Virginia Intermediate Municipal Bond Fund

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	16.3
Assured Guaranty Municipal Corp.	11.4

Municipal Bond Funds, March 31, 2010 (continued)

At April 6, 2010, National Public Finance Guarantee Corp., Financial Guaranty Insurance Corp., Ambac Assurance Corp., Assured Guaranty Ltd. and Assured Guaranty Municipal Corp. were rated by Standard & Poor's A, Non-rated, Non-rated, AAA and AAA, respectively.

Tax Development Risk

Each Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the

Municipal Bond Funds, March 31, 2010 (continued)

SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Event

In connection with the preparation of the financial statements of the Funds as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Funds' management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Funds and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Funds and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Funds and changed its name to Columbia Management Investment Distributors, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2010, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 21, 2010

Federal Income Tax Information (Unaudited) – Municipal Bond Funds

For the fiscal year ended March 31, 2010, the following percentages of the Funds' distributions from net investment income qualify as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Fund	Federal Exempt Percentage
Columbia Short Term Municipal Bond Fund	99.91%
Columbia California Intermediate Municipal Bond Fund	99.96
Columbia Georgia Intermediate Municipal Bond Fund	99.93
Columbia Maryland Intermediate Municipal Bond Fund	98.10
Columbia North Carolina Intermediate Municipal Bond Fund	99.01
Columbia South Carolina Intermediate Municipal Bond Fund	98.77
Columbia Virginia Intermediate Municipal Bond Fund	98.70

The Funds will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau, Jr. (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director—E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 52; Trustee—BofA Funds Series Trust.

William P. Carmichael (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 52; Director—Cobra Electronics Corporation (electronic equipment manufacturer); Director—Simmons Company (bedding); Director—The Finish Line (athletic shoes and apparel); Trustee—BofA Funds Series Trust.

William A. Hawkins (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer—California General Bank, N.A., from January 2008 through current; oversees 52; Trustee—BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer—Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman—Conseco, Inc. (insurance), September 2003 through current; Executive Chairman—Conseco, Inc. (insurance), August 2004 through September 2005; oversees 52; Director—Conseco, Inc. (insurance); Trustee—BofA Funds Series Trust.

John J. Nagorniak (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director—Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director—Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman—Franklin Portfolio Associates (investing—Mellon affiliate), 1982 through 2007; oversees 52; Director—MIT Investment Company; Trustee—MIT 401k Plan; Trustee—Research Foundation of CFA Institute; Trustee—BofA Funds Series Trust.

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Minor M. Shaw (Born 1947)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President—Micco Corporation and Mickel Investment Group; oversees 52; Board Member—Piedmont Natural Gas; Trustee—BofA Funds Series Trust.

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anthony M. Santomero[1] (Born 1946)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor—McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer—Federal Reserve Bank of Philadelphia, 2000 through 2006; oversees 52; Director—Renaissance Reinsurance Ltd; Trustee—Penn Mutual Life Insurance Company; Director—Citigroup; Trustee—BofA Funds Series Trust.

1  The Columbia Funds currently treat Mr. Santomero as an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, and Vice President—Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Board Consideration and Re-Approval of Previous Investment Advisory Agreement

The Board of Trustees of Columbia Funds Series Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA" or the "Adviser") for Columbia Short Term Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Municipal Bond Fund and Columbia Virginia Intermediate Municipal Bond Fund. The investment advisory agreement with CMA is referred to as an "Advisory Agreement." The funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board's review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the "Transaction"). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreement was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA under the Advisory Agreement. The most recent investment adviser registration forms for CMA were made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Funds and CMA including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA's compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA.

Investment Advisory Fee Rates and Other Expenses

The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of Funds determined by Lipper Inc. ("Lipper") to be most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreement for all of the Funds.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Fund Performance

The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Board also considered certain risk-adjusted performance data.

The Fund-by-Fund discussion set forth below in "Fund-Specific Considerations for Certain Review Funds" provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser's total profits. The Board concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to their other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's relationship with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receives throughout the year. In this regard, the Board and its Committees review reports of CMA at each of its quarterly meetings, which include, among other things, Fund performance reports and presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Fund-Specific Considerations for Certain "Review" Funds

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreement. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios, and/or performance information relative to a Fund's Peer Group and/or Universe.

Columbia Maryland Intermediate Municipal Bond Fund and Columbia North Carolina Intermediate Municipal Bond Fund—The Board engaged in further review of Columbia Maryland Intermediate Municipal Bond Fund and Columbia North Carolina Intermediate Municipal Bond Fund because their performance over certain periods was appreciably below the median ranges of their respective "filtered universes", which were identified using screening metrics designed to further analyze each Fund's relative performance. However, the Board noted other factors such as Actual Management Rates and total expense ratios that were below the median ranges of each Fund's Peer Group, recent actions taken by Columbia regarding portfolio management responsibilities and improvements in each Fund's short-term performance. Taking into account these matters and other factors considered, the Trustees concluded that each Fund's performance was acceptable.

Conclusion

After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

Board Consideration and Approval of New Investment Advisory Agreement

Even though the following description of the Board's consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to the Municipal Bond Funds.

At a meeting held on December 21, 2009, the Boards of Trustees (the "Boards") of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a "Trust" and collectively the "Trusts") unanimously approved a new investment management services agreement with RiverSource Investments, LLC ("RiverSource") (the "Proposed Advisory Agreement") and new subadvisory agreements with Marsico Capital Management ("Marsico Capital"), MacKay Shields LLC ("Mackay Shields") and Brandes Investment Partners, L.P. ("Brandes") (each a "Proposed Subadvisory Agreement"), as applicable, for each Fund of the Trusts (each a "Fund" and collectively the "Funds"). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC ("Columbia") and RiverSource, a subsidiary of Ameriprise Financial, Inc. ("Ameriprise") and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the "Subadvised Funds") (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the "Subadvisers"). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the "Transaction") and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource's responses to a series of detailed requests submitted by the Independent Trustees' independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the "Current Advisory Agreement") and current subadvisory agreement (the "Current Subadvisory Agreement"), as applicable, for each Fund, including information about the Subadvisers (the "Current Agreement Re-Approval Process"). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource's plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). The Fee Consultant's role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms' length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant's report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees' consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)  the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)  the fact that each Fund's total advisory fees would remain the same;

(iii)  the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)  the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)  the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)  that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the "Closing"), any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)  the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)  that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)  that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia's existing commitments;

(x)  the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource's compliance program by the Funds' Chief Compliance Officer;

(xi)  that certain members of RiverSource's management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)  that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual

Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided

The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource's ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource's and the Subadvisers' investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource's and the Subadvisers' compliance programs and compliance records, including RiverSource's portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management's processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group's current President, Columbia's current Chief Investment Officer and Columbia's current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia's Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia's current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia's and RiverSource's current approaches, including that RiverSource has historically utilized services provided "in-house" or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise's representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer. In this regard, the Trustees considered that Columbia's current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses

The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the "Contractual Management Rates"), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds' current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an "unfair burden" on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund's Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund's one- and three-year performance compared to actual management fees; and (ii) each Fund's one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund's Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds' current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance

The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund's Peer Group and Universe, as well as to each Fund's benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe.

Costs of Services to be Provided and Profitability

In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource's profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource's projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource's current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource's expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource's profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms' length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource's projected range of future profitability, and each Subadviser's historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale

The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund's breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource's acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Trustees' understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients

The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees' review of Lipper data.

Other Benefits to RiverSource and the Subadvisers

The Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource's representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds' distributor

(which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource's and the Subadvisers' profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain "Review" Funds

During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund's Peer Group and/or Universe. For such "review" Funds, the Trustees engaged in further analysis with regard to the approval of the Funds' Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Maryland Intermediate Municipal Bond Fund and Columbia North Carolina Intermediate Municipal Bond Fund—The Trustees engaged in further review of Columbia Maryland Intermediate Municipal Bond Fund and Columbia North Carolina Intermediate Municipal Bond Fund because their performance over certain periods was appreciably below the median ranges of their respective "filtered universes", which were identified using screening metrics designed to further analyze each Fund's relative performance. However, the Trustees noted other factors such as Actual Management Rates and total expense ratios that were below the median ranges of each Fund's Peer Group, recent actions taken by Columbia regarding portfolio management responsibilities and improvements in each Fund's short-term performance. Taking into account these matters and other factors considered, the Trustees concluded that each Fund's performance was, at this time, acceptable, under the circumstances.

Conclusion

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. ("Ameriprise") announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.  The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.  Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.  The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.  The equity Funds' overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.  The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.  The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the "Atlantic Funds"). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.  The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees' Advisory Contract Review Process

15.  The Trustees' evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.  An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

19.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.  In 2008, CMG's pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG's money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

  a. Management-only profitability should be calculated without reference to any Private Bank expense.

  b. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

  c. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

  d. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called "legacy" accounts) from the fees of accounts launched after that time.

9)  Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)  Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,
Steven E. Asher

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

1   CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,
Steven E. Asher

Proxy Voting Results

Columbia Short Term Municipal Bond Fund, Columbia California Intermediate Municipal Bond Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia South Carolina Intermediate Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Short Term Municipal Bond Fund	168,847,400	538,268	979,895	39,238,083
Columbia California Intermediate Municipal Bond Fund	20,417,273	317,729	22,166	1,096,908
Columbia Georgia Intermediate Municipal Bond Fund	10,953,217	7,268	91,815	1,419,609
Columbia Maryland Intermediate Municipal Bond Fund	13,081,066	58,557	12,061	1,885,896
Columbia North Carolina Intermediate Municipal Bond Fund	17,972,621	91,076	50,370	2,045,248
Columbia South Carolina Intermediate Bond Fund	16,519,687	44,451	41,819	2,589,569
Columbia Virginia Intermediate Municipal Bond Fund	27,120,102	21,088	99,287	2,923,771

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Short Term Municipal Bond Fund	166,234,916	3,571,598	559,046	39,238,086
Columbia California Intermediate Municipal Bond Fund	20,227,246	493,602	36,320	1,096,908
Columbia Georgia Intermediate Municipal Bond Fund	10,795,585	164,899	91,815	1,419,610
Columbia Maryland Intermediate Municipal Bond Fund	13,011,216	109,143	31,325	1,885,896
Columbia North Carolina Intermediate Municipal Bond Fund	17,716,783	335,417	61,864	2,045,252
Columbia South Carolina Intermediate Bond Fund	16,439,684	126,391	39,882	2,589,569
Columbia Virginia Intermediate Municipal Bond Fund	26,977,238	156,922	106,315	2,923,772

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Municipal Bond Funds listed on the front cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor*

Columbia Management Investment Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC 100 Federal Street Boston, MA 02110

*As of May 1, 2010

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Management®

Columbia Municipal Bond Funds

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/44304-0310 (05/10) 10/T1T601

Annual Report

March 31, 2010

Columbia Masters International Equity Portfolio

Not FDIC Insured   •   May Lose Value   •   No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William “Ted” Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds’ advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds’ portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]	Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Portfolio Profile – Columbia Masters International Equity Portfolio

Summary

■	For the 12-month period that ended March 31, 2010, the portfolio’s Class A shares returned 53.33% without sales charge.

■

The portfolio, its benchmark, the MSCI EAFE Index[1], and the average fund in its peer group, the Lipper International Multi-Cap Core Funds Classification[2], all generated returns of more than 50%, with the portfolio’s return trailing the returns of the index and peer group.

■	A modest shortfall relative to the benchmark and peer group was generally the result of certain health care and financial stocks that fell short of expectations.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2002.

Colin Moore has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 2006.

Marie M. Schofield has co-managed the portfolio since February 2009 and has been associated with the advisor or its predecessors since 1990.

Effective May 1, 2010, Fred Copper became a co-manager of the portfolio. He has been associated with the advisor or its predecessors since 2005.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the portfolio and changed its name to Columbia Management Investment Advisers, LLC. Please see the portfolio’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the portfolio. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+53.33% Class A shares (without sales charge)

+54.44% MSCI EAFE Index

Morningstar Style Box™

                    Equity Style

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth.) Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia Masters International Equity Portfolio

Summary

For the 12-month period that ended March 31, 2010

■	After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index, the MSCI EAFE Index and the MSCI Emerging Markets Index.

S&P Index	MSCI EAFE Index

49.77%	54.44%

MSCI EM Index

81.08%

After a deep and difficult recession, the World Bank estimates that global gross domestic product (GDP) declined 2.2% in 2009. However, many economies began to regain their footing midway through the year. Growth turned positive in the second half of 2009 in the United States, Japan, the United Kingdom, Germany and France. In some smaller eurozone countries, such as Spain and Italy, recession continued throughout the year, and debt remains a problem for Greece, Spain, Portugal and Italy. For 2010, we believe global economic growth could potentially rise at a rate of 2.7%.

Stimulus spending aided recovery

Growth around the world was aided by government stimulus spending, but the emerging markets of China, India and Brazil were notable for their use of stimulus to help jumpstart the global recovery. All three countries have capitalized on prudent policies put in place over the past decade to stimulate domestic demand and succeeded through a combination of spending, tax cuts and other incentives.

Hopes for a sustained recovery around the world now depend on a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the export markets, the latter of which appears to be underway. According to Moodys.com, surveys of manufacturers across the world show export orders up after the steepest decline in trade since the 1930s. The employment picture in developed countries is also improving, in the sense that job losses have slowed in many countries and the United States has experienced some growth in the labor market. However, we believe it could take until 2011 for job growth to accelerate in a meaningful way, raising concerns about the sustainability of recovery where unemployment remains stubbornly high.

Manufacturing activity has picked up around the world, and the technology sector has been a significant beneficiary. Demand for both hardware and software has increased after a sharp decline in 2008 and 2009. India reports that its outsourcing pipeline is filling again. In the United States, the manufacturing sector was one of the first signs that the economy was on the mend. In Asia and South America, stimulus spending, strong domestic demand and a rebound in trade have driven manufacturing activity sharply higher. However, increased manufacturing activity in eurozone countries lag the rest of the world.

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.1 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,2 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets in

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

2

Economic Update (continued) – Columbia Masters International Equity Portfolio

2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index3 returned 81.08% (net of dividends, in U.S. dollars), led by strong performances from India and the regions of Eastern Europe and South America. However, weak returns in the final months of the period detracted from emerging market returns, especially in China and Brazil.

Past performance is no guarantee of future results.

[3]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the portfolio may not match those in an index.

3

Performance Information – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.52
Class B	2.27
Class C	2.27
Class R	1.77
Class Z	1.27
Annual operating expense ratio after contractual waivers (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class R	1.51
Class Z	1.01

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the portfolio’s prospectus that is current as of the date of this report and include the expenses incurred by the underlying funds in which the portfolio invests. The contractual waiver expires 07/31/10. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the underlying funds, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 02/15/06 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Masters International Equity Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

Performance of a $10,000 investment 02/15/06 – 03/31/10 ($)

Sales charge	without	with
Class A	9,767	9,205
Class B	9,489	9,325
Class C	9,478	9,478
Class R	9,666	n/a
Class Z	9,868	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Inception	02/15/06		02/15/06		02/15/06		02/15/06	02/15/06
Sales charge	without	with	without	with	without	with	without	without
1-year	53.33	44.64	52.13	47.13	52.22	51.22	52.81	53.58
Life	–0.57	–1.99	–1.26	–1.68	–1.29	–1.29	–0.82	–0.32

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of portfolio expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class Z and Class R shares have limited eligibility and the investment minimum requirements may vary. Please see the portfolio’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or on the redemption of portfolio shares.

4

Understanding Your Expenses – Columbia Masters International Equity Portfolio

As a portfolio shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other portfolio expenses. The information on this page is intended to help you understand the ongoing costs of investing in the portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your portfolio’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the portfolio’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the portfolio’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the portfolio with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

As a shareholder of the underlying funds in which it invests, the portfolio will bear its allocable share of the costs and expenses of these underlying funds. These costs and expenses are not included in the portfolio’s annualized expense ratios used to calculate the expense information below.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the portfolio and when comparing the expenses of this portfolio with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Portfolio’s annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,022.20	1,023.68	1.26	1.26	0.25
Class B	1,000.00	1,000.00	1,018.20	1,019.95	5.03	5.04	1.00
Class C	1,000.00	1,000.00	1,018.20	1,019.95	5.03	5.04	1.00
Class R	1,000.00	1,000.00	1,021.70	1,022.44	2.52	2.52	0.50
Class Z	1,000.00	1,000.00	1,023.90	1,024.93	—	—	—

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the portfolio’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the portfolio and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

* Columbia Masters International Equity Portfolio’s expense ratios do not include fees and expenses incurred by the underlying funds.

5

Portfolio Managers’ Report – Columbia Masters International Equity Portfolio

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	8.24
Class B	8.20
Class C	8.19
Class R	8.22
Class Z	8.26

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.16
Class B	0.06
Class C	0.06
Class R	0.12
Class Z	0.19

For the 12-month period that ended March 31, 2010, the portfolio’s Class A shares returned 53.33% without sales charge. The portfolio’s benchmark, the MSCI EAFE Index, returned 54.44% over the same period. The average return for the funds in the portfolio’s peer group, the Lipper International Multi-Cap Core Funds Classification, was 55.17%. The portfolio invests in shares of two Columbia funds, generally dividing its assets as follows: Columbia Multi-Advisor International Equity Fund — 80%, and Columbia Acorn International — 20%. A modest shortfall relative to the benchmark and peer group were generally the result of a handful of stocks that fell short of expectations during the period.

Key contributors during a period of strong performance

Within Columbia Multi-Advisor International Equity Fund, an overweight in the information technology sector, in general, and in certain semiconductor stocks, in particular, had the most positive impact on performance relative to the benchmark. In addition, we made a timely addition to the fund’s position in UK-based Barclays (0.8% of net assets), which made a strong contribution to the portfolio’s return. Barclays shares dropped along with those of other big banks during the recent financial crisis. However, the company did not take bailout money and maintained a solid balance sheet throughout the crisis. During its rebound, it was one of the portfolio’s strongest performers.

Within Columbia Acorn International, an emphasis on small- and mid-cap international stocks aided the portfolio’s overall return. Small- and mid-caps outperformed large-cap international stocks for the period. Naspers (0.4% of net assets) was the fund’s top contributor. We believed that Naspers, a South Africa-listed media company, was somewhat misunderstood by investors. The company has a dominant pay TV franchise in sub-Saharan Africa and a large stake in Tencent, a Hong Kong-listed Internet service provider and gaming company targeting the Chinese market, and many investors have been unsure how to analyze the company. The stock’s strong performance made it the largest position in the fund.

Disappointments in health care, financials

Within Columbia Multi-Advisor International Equity Fund, certain financial and health care stocks fell short of expectations. Within financials, Leopalace21, a Japanese real estate development company which was sold from the portfolio during the period, and Mizuho Financial (0.4% of net assets), a Japanese financial conglomerate, were the biggest detractors from performance relative to the benchmark. Also, two Swiss pharmaceutical companies, Roche, which was sold, and Lonza (0.4% of net assets), detracted from performance. In addition, OPAP, the Greek lottery, failed to participate in the global upturn in stocks because it is not particularly sensitive to the economic cycle. Concerns that gaming will be taxed and questions about the company’s monopoly status also pressured the stock, which we sold during the period.

Japanese cash machine network operator Seven Bank (0.1% of net assets), which operates ATMs at convenience stores, was the biggest detractor from performance for

6

Portfolio Managers’ Report (continued) – Columbia Masters International Equity Portfolio

Columbia Acorn International. Investors worried that deflation expectations and weak consumer spending would reduce cash withdrawals and that new consumer finance regulations would constrain high-margin lending on ATM cards.

Positioned to capitalize on economic recovery, China downturn

As a severe credit crisis eased and stock prices rose, we began to reposition the portfolio through our investments in Columbia Multi-Advisor International Equity Fund. We favored companies that we believe are levered to an economic recovery. In addition, we used the recent market downturn in China to add to the fund’s exposure to China, especially to companies that are linked to domestic growth including Yanzhou Coal Mining, one of China’s biggest coal producers. Because we believe that reasonable valuations, combined with low interest rates, could more than offset the negative impact of Europe’s debt problems on investor confidence, we also added to the fund’s positions in European financials.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the portfolio may differ from those presented for other Columbia Funds.

Asset allocation cannot eliminate the risk of fluctuating prices and uncertain returns.

The portfolio is a “fund of funds.”

A fund of funds bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager. Risks include stock market fluctuations due to business and economic developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, the price of the company’s stock may not approach the value the manager has placed on it.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

7

Investment Portfolio – Columbia Masters International Equity Portfolio

March 31, 2010

	Shares	Value ($)
Investment Companies (a) – 100.1%
Columbia Acorn International, Class Z	773,723	27,436,202
Columbia Multi-Advisor International Equity Fund, Class Z	9,555,321	109,503,976

Total Investment Companies (cost of $174,655,074)		136,940,178

Total Investments – 100.1% (cost of $174,655,074) (b)		136,940,178

Other Assets & Liabilities, Net – (0.1)%		(106,295)

Net Assets – 100.0%		136,833,883

Notes to Investment Portfolio:

(a)	Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or its affiliates.

(b)	Cost for federal income tax purposes is $193,979,407.

Quoted prices in active markets for identical securities (level 1 measurements) were used in determining value for all securities in the Investment Portfolio as of March 31, 2010.

For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities – Columbia Masters International Equity Portfolio

March 31, 2010

		($)
Assets	Affiliated investments, at identified cost	174,655,074

	Affiliated investments, at value	136,940,178
	Receivable for:
	Investments sold	363,882
	Portfolio shares sold	143,742
	Expense reimbursement due from investment advisor	35,911
	Prepaid expenses	1,512

	Total Assets	137,485,225

Liabilities	Payable for:
	Portfolio shares repurchased	533,059
	Pricing and bookkeeping fees	2,190
	Transfer agent fee	24,173
	Trustees’ fees	29,607
	Audit fee	17,300
	Legal fee	13,000
	Custody fee	838
	Distribution and service fees	23,623
	Chief compliance officer expenses	147
	Other liabilities	7,405

	Total Liabilities	651,342

	Net Assets	136,833,883

Net Assets Consist of	Paid-in capital	229,225,468
	Undistributed net investment income	3,552,388
	Accumulated net realized loss	(58,229,077)
	Net unrealized appreciation (depreciation) on investments	(37,714,896)

	Net Assets	136,833,883

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities (continued) – Columbia Masters International Equity Portfolio

March 31, 2010

Class A	Net assets	$53,012,580
	Shares outstanding	6,429,729
	Net asset value per share (a)	$8.24
	Maximum sales charge	5.75%
	Maximum offering price per share ($8.24/0.9425) (b)	$8.74

Class B	Net assets	$3,950,153
	Shares outstanding	481,794
	Net asset value and offering price per share (a)	$8.20

Class C	Net assets	$10,506,033
	Shares outstanding	1,282,485
	Net asset value and offering price per share (a)	$8.19

Class R	Net assets	$31,433
	Shares outstanding	3,824
	Net asset value, offering and redemption price per share	$8.22

Class Z	Net assets	$69,333,684
	Shares outstanding	8,389,600
	Net asset value, offering and redemption price per share	$8.26

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia Masters International Equity Portfolio

For the Year Ended March 31, 2010

		($)
Investment Income	Dividends from affiliates	5,413,037

	Total Investment Income	5,413,037

Expenses	Distribution fee:
	Class B	29,802
	Class C	82,039
	Class R	150
	Service fee:
	Class B	9,938
	Class C	27,350
	Distribution and service fees:
	Class A	138,968
	Transfer agent fee	129,916
	Pricing and bookkeeping fees	26,284
	Trustees’ fees	42,186
	Custody fee	5,384
	Registration fees	64,646
	Legal fees	53,160
	Reports to shareholders	53,501
	Chief compliance officer expenses	634
	Other expenses	33,507

	Total Expenses	697,465

	Fees waived or expenses reimbursed by investment advisor	(409,217)
	Expense reductions	— (a)

	Net Expenses	288,248

	Net Investment Income	5,124,789

Net Realized and Unrealized Gain (Loss) on Investments	Net realized loss on affiliated investments	(22,127,081)
	Net change in unrealized appreciation (depreciation) on investments	75,038,404

	Net Gain	52,911,323

	Net Increase Resulting from Operations	58,036,112

(a)	Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia Masters International Equity Portfolio

Increase (Decrease) in Net Assets		Year Ended March 31, 2010 ($)	Year Ended March 31, 2009 ($)
Operations	Net investment income	5,124,789	1,080,438
	Net realized loss on investments and capital gains distributions received	(22,127,081)	(34,729,364)
	Net change in unrealized appreciation (depreciation) on investments	75,038,404	(91,142,049)

	Net increase (decrease) resulting from operations	58,036,112	(124,790,975)

Distributions to Shareholders	From net investment income:
	Class A	(1,162,782)	—
	Class B	(29,094)	—
	Class C	(79,794)	—
	Class R	(433)	—
	Class Z	(1,875,064)	—
	From net realized gains:
	Class A	—	(6,297,110)
	Class B	—	(384,037)
	Class C	—	(1,386,698)
	Class R	—	(2,274)
	Class Z	—	(5,017,621)

	Total distributions to shareholders	(3,147,167)	(13,087,740)

	Net Capital Stock Transactions	(33,028,724)	8,384,453
	Redemption fees	938	39,630

	Total increase (decrease) in net assets	21,861,159	(129,454,632)

Net Assets	Beginning of period	114,972,724	244,427,356
	End of period	136,833,883	114,972,724
	Undistributed net investment income at end of period	3,552,388	1,574,766

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia Masters International Equity Portfolio

	Capital Stock Activity
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	860,237	6,474,067	2,685,954	24,339,954
Distributions reinvested	148,393	1,091,724	563,267	5,750,958
Redemptions	(2,688,107)	(20,377,765)	(5,884,264)	(42,227,592)

Net decrease	(1,679,477)	(12,811,974)	(2,635,043)	(12,136,680)

Class B
Subscriptions	45,790	340,223	89,353	861,178
Distributions reinvested	3,423	25,770	31,797	322,424
Redemptions	(128,083)	(968,770)	(235,827)	(1,650,406)

Net decrease	(78,870)	(602,777)	(114,677)	(466,804)

Class C
Subscriptions	88,936	682,997	265,181	2,505,523
Distributions reinvested	7,447	56,125	78,976	800,030
Redemptions	(489,572)	(3,645,416)	(1,163,807)	(7,928,955)

Net decrease	(393,189)	(2,906,294)	(819,650)	(4,623,402)

Class R
Subscriptions	3,559	27,333	3,013	19,323
Distributions reinvested	58	431	223	2,274
Redemptions	(4,632)	(35,426)	(2,343)	(20,920)

Net increase (decrease)	(1,015)	(7,662)	893	677

Class Z
Subscriptions	1,509,342	11,298,156	7,293,400	58,505,335
Distributions reinvested	14,075	104,306	39,207	401,086
Redemptions	(3,692,821)	(28,102,479)	(4,800,394)	(33,295,759)

Net increase (decrease)	(2,169,404)	(16,700,017)	2,532,213	25,610,662

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class A Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$5.49	$11.14	$11.69	$10.26	$10.00

Income from Investment Operations:
Net investment income (b)	0.27	0.05	0.17	0.15	—	(c)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.64	(5.14)	0.11	1.63	0.26

Total from investment operations	2.91	(5.09)	0.28	1.78	0.26

Less Distributions to Shareholders:
From net investment income	(0.16)	—	(0.13)	(0.07)	—
From net realized gains	—	(0.56)	(0.70)	(0.28)	—

Total distributions to shareholders	(0.16)	(0.56)	(0.83)	(0.35)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—	—	—	—

Net Asset Value, End of Period	$8.24	$5.49	$11.14	$11.69	$10.26
Total return (d)(e)	53.33%	(48.03)%	1.76%	17.39%	2.60	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	0.25%	0.25%	0.25%	0.25%	0.25	%(i)
Waiver/Reimbursement	0.28%	0.26%	0.22%	0.59%	13.23	%(i)
Net investment income (loss) (g)	3.50%	0.56%	1.39%	1.31%	(0.25	)%(i)
Portfolio turnover rate	2%	20%	3%	1%	—
Net assets, end of period (000s)	$53,013	$44,548	$119,670	$75,289	$5,846

(a)	Class A shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class B Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$5.43	$11.09	$11.66	$10.26	$10.00

Income from Investment Operations:
Net investment income (loss) (b)	0.21	(0.01)	0.07	0.10	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.62	(5.09)	0.12	1.59	0.27

Total from investment operations	2.83	(5.10)	0.19	1.69	0.26

Less Distributions to Shareholders:
From net investment income	(0.06)	—	(0.06)	(0.01)	—
From net realized gains	—	(0.56)	(0.70)	(0.28)	—

Total distributions to shareholders	(0.06)	(0.56)	(0.76)	(0.29)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—	—	—	—

Net Asset Value, End of Period	$8.20	$5.43	$11.09	$11.66	$10.26
Total return (d)(e)	52.13%	(48.35)%	1.03%	16.50%	2.60	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.00%	1.00%	1.00%	1.00%	1.00	%(i)
Waiver/Reimbursement	0.28%	0.26%	0.22%	0.59%	13.23	%(i)
Net investment income (loss) (g)	2.73%	(0.18)%	0.55%	0.93%	(1.00	)%(i)
Portfolio turnover rate	2%	20%	3%	1%	—
Net assets, end of period (000s)	$3,950	$3,043	$7,490	$5,960	$1,176

(a)	Class B shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class C Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$5.42	$11.08	$11.66	$10.25	$10.00

Income from Investment Operations:
Net investment income (loss) (b)	0.21	(0.02)	0.07	0.10	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.62	(5.08)	0.11	1.60	0.26

Total from investment operations	2.83	(5.10)	0.18	1.70	0.25

Less Distributions to Shareholders:
From net investment income	(0.06)	—	(0.06)	(0.01)	—
From net realized gains	—	(0.56)	(0.70)	(0.28)	—

Total distributions to shareholders	(0.06)	(0.56)	(0.76)	(0.29)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—	—	—	—

Net Asset Value, End of Period	$8.19	$5.42	$11.08	$11.66	$10.25
Total return (d)(e)	52.22%	(48.39)%	0.94%	16.61%	2.50	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.00%	1.00%	1.00%	1.00%	1.00	%(i)
Waiver/Reimbursement	0.28%	0.26%	0.22%	0.59%	13.23	%(i)
Net investment income (loss) (g)	2.77%	(0.19)%	0.60%	0.88%	(1.00	)%(i)
Portfolio turnover rate	2%	20%	3%	1%	—
Net assets, end of period (000s)	$10,506	$9,087	$27,656	$21,210	$3,140

(a)	Class C shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class R Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$5.47	$11.12	$11.68	$10.26	$10.00

Income from Investment Operations:
Net investment income (loss) (b)	0.28	0.02	0.15	0.16	(0.01)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.59	(5.11)	0.09	1.59	0.27

Total from investment operations	2.87	(5.09)	0.24	1.75	0.26

Less Distributions to Shareholders:
From net investment income	(0.12)	—	(0.10)	(0.05)	—
From net realized gains	—	(0.56)	(0.70)	(0.28)	—

Total distributions to shareholders	(0.12)	(0.56)	(0.80)	(0.33)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—	—	—	—

Net Asset Value, End of Period	$8.22	$5.47	$11.12	$11.68	$10.26
Total return (d)(e)	52.81%	(48.12)%	1.48%	17.09%	2.60	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	0.50%	0.50%	0.50%	0.50%	0.50	%(i)
Waiver/Reimbursement	0.28%	0.26%	0.22%	0.59%	13.23	%(i)
Net investment income (loss) (g)	3.78%	0.26%	1.22%	1.46%	(0.50	)%(i)
Portfolio turnover rate	2%	20%	3%	1%	—
Net assets, end of period (000s)	$31	$26	$44	$12	$10

(a)	Class R shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

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Financial Highlights – Columbia Masters International Equity Portfolio

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class Z Shares	2010	2009	2008	2007	2006 (a)
Net Asset Value, Beginning of Period	$5.52	$11.16	$11.70	$10.26	$10.00

Income from Investment Operations:
Net investment income (b)	0.29	0.07	0.23	0.12	—	(c)
Net realized and unrealized gain (loss) on investments and capital gains distributions received	2.64	(5.15)	0.08	1.69	0.26

Total from investment operations	2.93	(5.08)	0.31	1.81	0.26

Less Distributions to Shareholders:
From net investment income	(0.19)	—	(0.15)	(0.09)	—
From net realized gains	—	(0.56)	(0.70)	(0.28)	—

Total distributions to shareholders	(0.19)	(0.56)	(0.85)	(0.37)	—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—	—	—	—

Net Asset Value, End of Period	$8.26	$5.52	$11.16	$11.70	$10.26
Total return (d)(e)	53.58%	(47.84)%	2.03%	17.69%	2.60	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	—	—	—	—	—
Waiver/Reimbursement	0.28%	0.26%	0.22%	0.59%	13.23	%(i)
Net investment income (g)	3.77%	0.83%	1.89%	0.93%	—	%(i)(j)
Portfolio turnover rate	2%	20%	3%	1%	—
Net assets, end of period (000s)	$69,334	$58,268	$89,568	$31,029	$316

(a)	Class Z shares commenced operations on February 15, 2006. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Does not include expenses of the investment companies in which the Portfolio invests, if these expenses were included, the expense ratios would have been higher.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

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Notes to Financial Statements – Columbia Masters International Equity Portfolio

March 31, 2010

Note 1. Organization

Columbia Masters International Equity Portfolio (the “Portfolio”), a series of Columbia Funds Series Trust (the “Trust”), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective

The Portfolio seeks capital appreciation. The Portfolio generally invests in Class Z shares of Columbia Multi-Advisor International Equity Fund and Columbia Acorn International (the “Underlying Funds”). The Underlying Funds are advised by Columbia Management Advisors, LLC (“Columbia”) or its affiliates.

The financial statements of the Underlying Funds in which the Portfolio invests should be read in conjunction with the Portfolio’s financial statements and are available at www.columbiafunds.com.

Portfolio Shares

The Trust is authorized to issue an unlimited number of shares, and the Portfolio offers five classes of shares: Class A, Class B, Class C, Class R and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Portfolio no longer accepts investments in Class B shares from new or existing investors in the Portfolio’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Portfolio and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Portfolio’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the Class Z shares of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Distributions from the Underlying Funds are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Portfolio and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Portfolio are charged to the Portfolio.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Portfolio on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Portfolio intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Portfolio intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Portfolio should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown because this would involve future claims against the Portfolio. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010	March 31, 2009
Distributions paid from:
Ordinary Income*	$3,147,167	$49,988
Long-Term Capital Gains	—	13,037,752

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

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As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$3,552,388	$—	$(57,039,229)

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,215,063
Unrealized depreciation	(61,254,292)
Net unrealized depreciation	$(57,039,229)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$4,980,942
2018	25,984,153

Total	$30,965,095

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, post-October capital losses of $7,939,649 attributed to security transactions were deferred to April 1, 2010.

Management is required to determine whether a tax position of the Portfolio is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Portfolio is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Portfolio. In rendering investment advisory services to the Portfolio, Columbia may use the portfolio management and research resources of Columbia Management Pte, Ltd., an affiliate of Columbia. The Portfolio does not pay any fee to Columbia for its investment advisory services.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Portfolio. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the “Closing”).

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Portfolio. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Portfolio upon the Closing. At a special meeting of shareholders held on March 3, 2010, or an adjournment of such meeting, as the case may be, the Portfolio’s shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

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Administration Fee

Columbia provides administrative and other services to the Portfolio. Under the Administration Agreement, Columbia does not receive any compensation from the Portfolio for its administrative services.

The new Advisor will become the administrator of the Portfolio under a new administrative services agreement effective upon the closing.

Pricing and Bookkeeping Fees

The Portfolio has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Portfolio. The Portfolio has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Portfolio. Under the State Street Agreements, the Portfolio pays State Street an annual fee of $26,000 paid monthly. The Portfolio also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Portfolio has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Portfolio reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Portfolio and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective January 1, 2010, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to January 1, 2010, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Portfolio.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Portfolio and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Portfolio. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Portfolio upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Portfolio’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Portfolio.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Portfolio’s shares. For the year ended March 31, 2010, the Distributor retained net underwriting discounts of $3,682 on the sale of the Portfolio’s Class A shares and received net CDSC fees of $14,287 and $588 on Class B and Class C share redemptions, respectively.

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RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Portfolio upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of the Portfolio, a distribution plan for the Class R shares of the Portfolio and a combined distribution and shareholder servicing plan for the Class A shares of the Portfolio. The shareholder servicing plans permit the Portfolio to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolio to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments for the shareholder servicing plans are made at an annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares. Payments for the distribution plans are made at an annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares and 0.50% annually of the average daily net assets attributable to the Class R shares. The Portfolio’s Class A shares pay a combined distribution and service fee at an annual rate of 0.25% pursuant to the Portfolio’s combined servicing and distribution plan for Class A shares. Payments under the plans are charged as expenses directly to the applicable share class.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to bear a portion of the Portfolio’s expenses through July 31, 2010, so that the Portfolio’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Portfolio’s custodian, do not exceed 0.00% of the Portfolio’s average net assets. There is no guarantee that this expense limitation will continue after July 31, 2010.

Fees Paid to Officers and Trustees

All officers of the Portfolio are employees of Columbia or its affiliates and, with the exception of the Portfolio’s Chief Compliance Officer, receive no compensation from the Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Portfolio’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Portfolio, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Portfolio’s assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves. Trustees’ fees deferred during the current period as well as any gains or losses on the trustees’ deferred compensation balances as a result of market fluctuations, are included in “Trustees’ fees” on the Statement of Operations. The liability for the deferred compensation plan is included in “Trustees’ fees” on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2010, these custody credits reduced total expenses by less than $1 for the Portfolio.

Note 6. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Portfolio were $3,295,221 and $39,802,549, respectively.

Note 7. Redemption Fees

Effective March 1, 2010, the Portfolio no longer assesses a 2.00% redemption fee on the proceeds from Portfolio shares that are redeemed within 60 days of purchase. The

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redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Portfolio, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption. For the year ended March 31, 2010, the Portfolio received redemption fees for Class A, Class B, Class C, and Class Z of the Portfolio amounted to $362, $26, $71 and $479, respectively.

Note 8. Line of Credit

The Portfolio and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any portfolio is limited to the lesser of $200,000,000 and the Portfolio’s borrowing limit set forth in the Portfolio’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, the Portfolio did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of March 31, 2010, 48.3% of the Portfolio’s shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of March 31, 2010, the Portfolio had one shareholder that held 24.1% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion. On that date, no other shareholders owned more than 5% of the outstanding shares of the Portfolio.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Portfolio.

Note 10. Significant Risks and Contingencies

Allocation Risk

The Portfolio uses an asset allocation strategy in pursuing its investment objective. There is a risk that the Portfolio’s allocation among asset classes or investments will cause the Portfolio to under-perform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Investing in Other Funds Risk

The performance of the Underlying Funds in which the Portfolio invests could be adversely affected if other entities investing in the same Underlying Funds make relatively large investments or redemptions in the Underlying Funds. Because the expenses and costs of the Underlying Funds are shared by the Portfolio, redemptions by other investors in the Underlying Funds could result in decreased economies of scale and increased operating expenses for the Portfolio. In addition, Columbia has the authority to change the Underlying Funds in which the Portfolio invests or to change the percentage of the Portfolio’s investments allocated to each Underlying Fund. If an Underlying Fund pays fees to Columbia, such fees could result in Columbia having a potential conflict of interest in selecting the Underlying Funds in which the Portfolio invests or in determining the percentage of the Portfolio’s investments allocated to each Underlying Fund.

Smaller Company Securities Risk

Securities of small- or mid-capitalization companies (“smaller companies”) may have a higher potential for gains than securities of large-capitalization companies but also may involve more risk. Smaller companies may be more vulnerable to market downturns and adverse economic events than larger, more established companies because smaller companies may have more limited financial resources and business operations. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies.

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Value Securities Risk

Certain Underlying Funds invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments that have caused the securities to be potentially undervalued. There is the risk that the market value of a portfolio security may not meet Columbia’s future value assessment of that security. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities at times may not perform as well as growth securities or the stock market in general.

Foreign Securities Risk

Certain Underlying Funds invest in foreign securities which involves certain additional risks. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments or foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities. Investments in emerging market countries are subject to additional risk as these countries are more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman

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March 31, 2010

Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Portfolio and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Portfolio and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Portfolio and changed its name to Columbia Management Investment Distributors, Inc.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders Columbia Masters International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Masters International Equity Portfolio (the “Portfolio”) (constituting part of Columbia Funds Series Trust) at March 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 21, 2010

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Federal Income Tax Information (Unaudited) – Columbia Masters International Equity Portfolio

For non-corporate shareholders 83.49%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Portfolio for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Portfolio will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and officers of the Funds of Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Edward J. Boudreau, Jr. (Born 1944)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director–E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 52; Trustee–BofA Funds Series Trust.

William P. Carmichael (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; oversees 52; Director–Cobra Electronics Corporation (electronic equipment manufacturer); Director–Simmons Company (bedding); Director–The Finish Line (athletic shoes and apparel); Trustee–BofA Funds Series Trust.

William A. Hawkins (Born 1942)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer–California General Bank, N.A., from January 2008 through current; oversees 52; Trustee–BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer–Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman–Conseco, Inc. (insurance), September 2003 through current; Executive Chairman–Conseco, Inc. (insurance), August 2004 through September 2005; oversees 52; Director–Conseco, Inc. (insurance); Trustee–BofA Funds Series Trust.

John J. Nagorniak (Born 1944)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director–Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director–Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman–Franklin Portfolio Associates (investing–Mellon affiliate), 1982 through 2007; oversees 52; Director–MIT Investment Company; Trustee–MIT 401k Plan; Trustee–Research Foundation of CFA Institute; Trustee–BofA Funds Series Trust.

Minor M. Shaw (Born 1947)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President–Micco Corporation and Mickel Investment Group; oversees 52; Board Member–Piedmont Natural Gas; Trustee–BofA Funds Series Trust.

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Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Anthony M. Santomero[1] (Born 1946)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor–McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer–Federal Reserve Bank of Philadelphia, 2000 through 2006; oversees 52; Director–Renaissance Reinsurance Ltd; Trustee–Penn Mutual Life Insurance Company; Director–Citigroup; Trustee–BofA Funds Series Trust.

[1]

The Columbia Funds currently treat Mr. Santomero as an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor and/or any sub-advisor.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager - Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President –Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110, Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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-

Board Consideration and Re-Approval of Previous Investment Advisory Agreement

The Board of Trustees of Columbia Funds Series Trust (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), are required annually to review and re-approve the existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC (“CMA” or the “Adviser”) for Columbia Masters International Equity Portfolio. The investment advisory agreement with CMA is referred to as the “Advisory Agreement.” The portfolio identified above is referred to as the “Portfolio.”

More specifically, at meetings held on November 5-6, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). The Fee Consultant’s role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms’ length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant’s report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss the Portfolio’s performance with its portfolio managers. In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee of the Board also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreement. The Board’s review and conclusions are based on the comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

The Board noted that Bank of America, N.A., the parent company of the Adviser, had entered into an agreement to sell a portion of the asset management business of the Adviser to Ameriprise Financial, Inc. (the “Transaction”). The Board noted that the Transaction was expected to close in the spring of 2010 and that its review of the Advisory Agreements was separate and distinct from any analysis regarding new advisory or sub-advisory arrangements that may result from the closing of the Transaction.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolio by CMA under the Advisory Agreement. The most recent investment adviser registration forms for CMA were made available to the Board, as were CMA’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Portfolio and CMA, including their compliance policies and procedures and reports of the Portfolio’s Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding the nature of CMA’s compensation structure applicable to portfolio managers and other key investment personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by CMA.

Investment Advisory Fee Rates and Other Expenses

The Board reviewed and considered the proposed contractual investment advisory fee rates both separately and together

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with the administration fee rates payable by the Portfolio to CMA for investment advisory services (the “Contractual Management Rates”). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the “Actual Management Rates”). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in net advisory rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups (as defined below).

The Board reviewed and considered statistical information regarding the Portfolio’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also reviewed comparisons of these fees to the expense information for the group of funds determined by Lipper Inc. (“Lipper”) to be most similar to the Portfolio (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), which comparative data was provided by Lipper, an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Portfolio’s Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered Lipper data that ranked the Portfolio based on: (i) the Portfolio’s one- and three-year performance compared to actual management fees; and (ii) the Portfolio’s one- and three year performance compared to total expenses.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreement for the Portfolio.

Portfolio Performance

The Board considered the one-year and three-year performance results for the Portfolio and the performance of the Portfolio since its inception. They also considered these results in comparison to the performance results the Portfolio’s Peer Group and Universe, as well as to the Portfolio’s benchmark index. The Board also considered certain risk-adjusted performance data.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Portfolio and other funds in the complex on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Portfolio information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA’s complex-wide revenues declined over a five-year period during which fund assets increased by 53% and the shareholder benefit over a four-year period has remained steady at approximately 33% of the Adviser’s total profits. The Board concluded that any potential economies of scale are shared fairly with Portfolio shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Board’s understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by

34

CMA to its other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, because the Contractual Management Rates are zero, no further analysis was required.

Other Benefits to CMA

The Board received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Portfolio. Such benefits could include, among others, benefits attributable to CMA’s relationship with the Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA’s methods for allocating portfolio investment opportunities among the Portfolio and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolio receives throughout the year. In this regard, the Board and its Committees review reports of CMA at each of its quarterly meetings, which include, among other things, Portfolio performance reports including presentations relating to such reports. In addition, the Board and its Committees confer with portfolio managers at various times throughout the year including, most particularly, at the June Investment Committee meeting.

Conclusion

After an evaluation of the above-described factors, and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Trustees, concluded that the compensation payable to CMA under the Advisory Agreement is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Board Consideration and Approval of New Investment Advisory Agreement

Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds and trusts, for purposes of this shareholder report, the description is only relevant as to Columbia Masters International Equity Portfolio.

At a meeting held on December 21, 2009, the Boards of Trustees (the “Boards”) of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC and Columbia Funds Series Trust II (each a “Trust” and collectively the “Trusts”) unanimously approved a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”) (the “Proposed Advisory Agreement”) and new subadvisory agreements with Marsico Capital Management (“Marsico Capital”), MacKay Shields LLC (“Mackay Shields”) and Brandes Investment Partners, L.P. (“Brandes”) (each a “Proposed Subadvisory Agreement”), as applicable, for each Fund of the Trusts (each a “Fund” and collectively the “Funds”). As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia Management Advisors, LLC (“Columbia”) and RiverSource, a subsidiary of Ameriprise Financial, Inc. (“Ameriprise”) and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not “interested persons” of the Trusts, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund and (ii) the Proposed Subadvisory Agreement for those Funds that currently have investment subadvisory agreements with Marsico Capital, Mackay Shields, and Brandes (the “Subadvised Funds”) (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the “Subadvisers”). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise (the “Transaction”) and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource’s responses to a series of detailed requests submitted by the Independent Trustees’ independent legal counsel and by the Independent Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and reapproval in November 2009 of the current advisory agreement (the “Current Advisory Agreement”) and current subadvisory agreement (the “Current Subadvisory Agreement”), as applicable, for each Fund, including information about the Subadvisers (the “Current Agreement Re-Approval Process”). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource’s plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Fee Consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General (“NYAG”) to

36

settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). The Fee Consultant’s role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms’ length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant’s report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees’ consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of interim advisory and subadvisory agreements for each Fund.

(i)	the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below;

(ii)	the fact that each Fund’s total advisory fees would remain the same;

(iii)	the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently used by Columbia;

(iv)	the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements;

(v)	the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)	that Ameriprise has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the closing of the Transaction (the “Closing”), any “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)	the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the new services and distribution agreement;

(viii)	that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)	that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia’s existing commitments;

(x)	the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource’s compliance program by the Funds’ Chief Compliance Officer;

(xi)	that certain members of RiverSource’s management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)	that Ameriprise and Bank of America Corporation would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual

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Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided

The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource’s ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource’s and the Subadvisers’ investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource’s and the Subadvisers’ compliance programs and compliance records, including RiverSource’s portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management’s processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that Columbia Management Group’s current President, Columbia’s current Chief Investment Officer and Columbia’s current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia’s Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia’s current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia’s and RiverSource’s current approaches, including that RiverSource has historically utilized services provided “in-house” or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the

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expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise’s representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds’ Chief Compliance Officer. In this regard, the Trustees considered that Columbia’s current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses

The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the “Contractual Management Rates”), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia, RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the “Actual Management Rates”). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds’ current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an “unfair burden” on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund’s Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual nonmanagement fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to a given Fund (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), which comparative data was provided by Lipper, an independent provider of investment company data.

The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund’s Peer Group and Universe and reviewed the

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degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund’s one- and three-year performance compared to actual management fees; and (ii) each Fund’s one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund’s Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds’ current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance

The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund’s Peer Group and Universe, as well as to each Fund’s benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund’s Peer Group and/or Universe.

Costs of Services to be Provided and Profitability

In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource’s profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource’s projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource’s current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource’s expense budgeting process. The Trustees also noted that they would have ongoing opportunities to address RiverSource’s profitability

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in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms’ length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource’s projected range of future profitability, and each Subadviser’s historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale

The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds’ breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund’s breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource’s acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Trustees’ understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients

The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees’ review of Lipper data.

Other Benefits to RiverSource and the Subadvisers

The Trustees received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource’s representation that none of its affiliated broker dealers was

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expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds’ distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource’s and the Subadvisers’ profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain “Review” Funds

During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund’s Peer Group and/or Universe. For such “review” Funds, the Trustees engaged in further analysis with regard to the approval of the Funds’ Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Masters International Equity Portfolio was not highlighted as a review fund.

Conclusion

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 12, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the “Funds.”

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offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund, subject to the following: on September 30, 2009, Ameriprise Financial, Inc. (“Ameriprise”) announced that it had agreed to purchase the investment management business of CMG with the exception of its cash and liquidity management business which includes the Nations money market Funds. As a result, the Trustees requested information from CMG as to the plans of CMG and its parent with respect to the provision of investment management services to those Funds after the consummation of the proposed transaction. As of the date of this report, that information has not yet been provided. However, as the transaction is not expected to close until the spring of 2010, the Trustees concluded that they would have ample opportunity to take appropriate steps with respect to the investment management agreements of the money market Funds, including invoking the 60-day termination provisions of those agreements, in response to the information to be provided by CMG and reviewed by the IFC.

In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds was relatively strong for the measuring periods ending March 31, 2009. Between one-third and nearly one-half of the Funds were ranked in either the first or second quintiles in the one-, three-, five-, and 10-year periods, and no more than 8% were in the fifth quintile for these periods. Overall, the performance was stronger in the two longer periods.

4.	The strongest performing groups over the one-, three-, and five-year periods were active equity, quantitative strategies, and, to a lesser extent, money market Funds. Sub-advised Funds were the weakest performers, with over 60% of the Funds in the bottom two quintiles in the one- and three-year periods. For the same two periods, no more than 15% percent of the sub-advised Funds were in the top two quintiles. Almost half of fixed-income Funds ranked in the bottom two quintiles in the one- and three-year periods.

5.	Overall performance of the Funds was less robust in 2009 than in 2008 and 2007 for the one- and three-year performance periods. For example, 62% of the Funds were in the top two quintiles in 2007 for the one-year period compared with 33% in 2009. The ranks of those in the bottom two quintiles rose significantly between 2007 and 2009, led by money market and fixed-income Funds in the one- and three-year periods. For the three-year period, there was a similar trend with respect to sub-advised Funds.

6.	The performance of the active equity Funds against their benchmarks was strong for the one-, three-, and five-year performance periods. In contrast, more than half of the sub-advised Funds failed to beat their benchmarks on a net basis in the one- and three-year periods. The fixed-income Funds consistently produced gross returns below those of their benchmarks. Lipper quintile rankings of the actively managed equity Funds are highly correlated with their performance against their benchmarks in the sense that net returns in excess of the benchmark appear necessary to achieve a ranking in one of the top three quintiles. No such correlation was observed for fixed-income and quantitative strategies Funds.

7.	The equity Funds’ overall performance adjusted for risk was mixed. Based upon three-year returns, less than 40% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes; 60% were in the bottom half of their universes. About 30% of the fixed income Funds posted high returns and low risk relative to comparable funds. Over 60% of the fixed-income Funds took on more risk than the typical fund in their performance universes.

8.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that

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universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Nations Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but generally not to a material extent. The filtering process, however, did identify two Funds for further review that had not been so identified using unfiltered universes.

9.

A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, six different Funds have had below-median performance in at least four out of the five years between 2005 and 2009 for either the one- or three-year performance periods from 2005 to 2009. If the threshold were the 60th percentile, only two Funds would have satisfied the criteria.

10.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

11.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half the Funds ranking in the most favorable two quintiles. For total expenses, slightly more than one-quarter are in the bottom two quintiles, while slightly less than two-fifths are in the bottom two quintiles for actual management fees. Fixed-income and quantitative strategies Funds have the lowest fees and expenses relative to their peers. The sub-advised Funds account for the majority of Funds in the fifth quintile for both management fees and total expenses.

12.	The distribution of management fee rankings has changed little over the past three years, while the distribution of total expense rankings has moved in the direction of higher expenses. The most notable change involving total expenses has been a shift in the number of Funds from the first to the second quintile.

13.	The management fees of the non-subadvised Funds are generally in line with those of Columbia Funds supervised by the Atlantic Board of Trustees (the “Atlantic Funds”). The sub-advised large cap equity, international equity, and high yield Funds, however, generally have higher management fees than those of comparable Atlantic and non-subadvised Funds.

14.	The implementation of the new program of voluntary expense limits appears to have been associated, on balance, with less favorable expense rankings. This result reflects increases in expense limits for certain Funds, the removal of fee waivers, and the shift of certain expenses from CMA to the Funds. The decline in expense rankings is less significant, however, than CMA projected in December 2008.

D. Trustees’ Advisory Contract Review Process

15.	The Trustees’ evaluation process identified 22 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. At the November meeting, CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

16.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

17.

An examination of the contractual fee schedules for five Nations Funds shows that the schedules for Small Cap II, Municipal Reserves, and Treasury Reserves compare favorably with those of their competitors, while the

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subadvised Marsico Growth and High Yield VS Funds have schedules generally above those of their peers, including funds that do not have a sub-adviser. The group fee with breakpoints that characterizes the money market Fund schedules is not typically found among competitors, nearly all of which have flat fee schedules.

F. Management Fees Charged to Institutional Clients

18.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally, but not always, lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

19.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

20.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

21.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data.

22.	In 2008, CMG’s pre-tax pre- and post-distribution margins on the Nations Funds were above the industry mean and median, based on limited data available for publicly held mutual fund managers and excluding the costs of CMG’s money market capital support programs. However, as is to be expected in a 63-Fund complex, some Nations Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Nations Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

23.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Nations Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of

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uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market Funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market Funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Nations is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) distinguishing in all institutional fee materials fees of accounts acquired prior to the development of current fee schedules (so-called “legacy” accounts) from the fees of accounts launched after that time.

9)	Management fee disparities. In any future study of management fees, CMG and the Nations Trustees should analyze the differences in management fee schedules. As

47

part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

11)	Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 127 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully submitted,

Steven E. Asher

48

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance among the

Office of Attorney General of New York State,

Columbia Management Advisors, LLC, and

Columbia Management Distributors, Inc.

December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Nations Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the long-term Nations Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

[3]	Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the “Preliminary Response”), p. 1.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

49

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds. [5]

[5]

On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a “Long-Term Nations Fund”).

2.	In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

50

Proxy Voting Results

Columbia Masters International Equity Portfolio

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on April 26, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,323,506	122,404	113,840	4,898,896

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,150,175	291,464	118,110	4,898,897

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
Edward J. Boudreau, Jr.	2,680,026,424	72,649,450	0
William P. Carmichael	2,679,841,716	72,834,157	0
William A. Hawkins	2,679,847,210	72,828,663	0
R. Glenn Hilliard	2,679,699,063	72,976,810	0
John J. Nagorniak	2,680,054,075	72,621,799	0
Minor M. Shaw	2,680,402,097	72,273,776	0
Anthony M. Santomero	2,679,633,235	73,042,638	0

51

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52

Important Information About This Report

The portfolios mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Masters International Equity Portfolio.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies and a copy of the portfolio’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the portfolio voted proxies relating to portfolio securities is also available from the portfolio’s website, www.columbiamanagement.com.

The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor*

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

* As of May 1, 2010.

53

One Financial Center

Boston, MA 02111-2621

Columbia Masters International Equity Portfolio

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/44307-0310 (05/10) 10/T2R434

Item 2. Code of Ethics.

(a)         The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for eighteen series of the registrant whose reports to stockholders are included in this annual filing. Fee information for 2009 also includes one series that changed its fiscal year end from March 31 to August 31 and two series that liquidated in 2009.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$485,600	$547,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. In both fiscal years 2010 and 2009, Audit Fees include fees for the review of and provision of consent in connection with filing Form N-1A.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$82,800	$96,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended March 31, 2010 and March 31, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$96,500	$102,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2010, Tax Fees also include agreed upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended March 31, 2010 and March 31, 2009, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$1,129,400	$893,100

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2010 and March 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$1,308,700	$1,092,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 21, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	May 21, 2010